Exhibit 10.1 CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 2023 AMONG VERTEX AEROSPACE SERVICES CORP., AS THE BORROWER, VERTEX AEROSPACE INTERMEDIATE LLC, AS HOLDINGS, THE LENDERS PARTY HERETO, AND BANK OF AMERICA, N.A. AS ADMINISTRATIVE AGENT, SWINGLINE LENDER, COLLATERAL AGENT AND L/C ISSUER __ CITIBANK, N.A., CITIZENS BANK, NATIONAL ASSOCIATION, ROYAL BANK OF CANADA, REGIONS BANK, TRUIST BANK, U.S. BANK NATIONAL ASSOCIATION, WELLS FARGO BANK, NATIONAL ASSOCIATION, AND MUFG BANK, LTD., AS CO-DOCUMENTATION AGENTS AND BOFA SECURITIES, INC. CITIBANK, N.A., CITIZENS BANK, NATIONAL ASSOCIATION, RBC CAPITAL MARKETS, REGIONS CAPITAL MARKETS, A DIVISION OF REGIONS BANK, TRUIST SECURITIES, INC., U.S. BANK NATIONAL ASSOCIATION, WELLS FARGO SECURITIES, LLC AND MUFG BANK, LTD., AS JOINT LEAD ARRANGERS AND JOINT BOOKRUNNERS

i TABLE OF CONTENTS Page ARTICLE I. Definitions and Accounting Terms .......................................................................................... 1 Section 1.01 Defined Terms ....................................................................................................... 1 Section 1.02 Other Interpretive Provisions ............................................................................... 87 Section 1.03 Accounting Term ................................................................................................. 89 Section 1.04 Rounding .............................................................................................................. 90 Section 1.05 References to Agreements and Laws ................................................................... 90 Section 1.06 Times of Day ....................................................................................................... 90 Section 1.07 Timing of Payment or Performance ..................................................................... 90 Section 1.08 Currency Equivalents Generally .......................................................................... 90 Section 1.09 Benchmark Replacement; Rates .......................................................................... 91 Section 1.10 Pro Forma Calculations ....................................................................................... 93 Section 1.11 Calculation of Baskets ......................................................................................... 93 Section 1.12 Letter of Credit Amounts ..................................................................................... 95 Section 1.13 Divisions .............................................................................................................. 96 ARTICLE II. The Commitments and Borrowings ...................................................................................... 96 Section 2.01 The Loans ............................................................................................................ 96 Section 2.02 Borrowings, Conversions and Continuations of Loans ....................................... 96 Section 2.03 Letters of Credit ................................................................................................... 98 Section 2.04 Swingline Loans. ............................................................................................... 106 Section 2.05 Prepayments ....................................................................................................... 109 Section 2.06 Termination or Reduction of Commitments ...................................................... 114 Section 2.07 Repayment of Loans .......................................................................................... 115 Section 2.08 Interest ............................................................................................................... 115 Section 2.09 Fees .................................................................................................................... 116 Section 2.10 Computation of Interest and Fees ...................................................................... 116 Section 2.11 Evidence of Indebtedness .................................................................................. 117 Section 2.12 Payments Generally; Administrative Agent’s Clawback................................... 117 Section 2.13 Sharing of Payments .......................................................................................... 119 Section 2.14 Incremental Facilities ......................................................................................... 120 Section 2.15 New Incremental Notes ..................................................................................... 124 Section 2.16 Cash Collateral ................................................................................................... 124 Section 2.17 Defaulting Lenders ............................................................................................ 125 Section 2.18 Specified Refinancing Debt ............................................................................... 127 Section 2.19 Permitted Debt Exchanges ................................................................................. 128 ARTICLE III. Taxes, Increased Costs Protection and Illegality............................................................... 130 Section 3.01 Taxes .................................................................................................................. 130 Section 3.02 [Reserved] .......................................................................................................... 133 Section 3.03 Illegality ............................................................................................................. 133 Section 3.04 Inability to Determine Rates .............................................................................. 134 Section 3.05 Increased Cost and Reduced Return; Capital Adequacy and Liquidity Requirements ..................................................................................................... 134 Section 3.06 Funding Losses .................................................................................................. 135

ii Section 3.07 Matters Applicable to All Requests for Compensation ..................................... 135 Section 3.08 Replacement of Lenders under Certain Circumstances ..................................... 136 ARTICLE IV. Conditions Precedent to Credit Extensions ....................................................................... 137 Section 4.01 Conditions to the Initial Credit Extension on the Closing Date ......................... 137 Section 4.02 Conditions to All Credit Extensions .................................................................. 140 ARTICLE V. Representations and Warranties ......................................................................................... 140 Section 5.01 Existence, Qualification and Power; Compliance with Laws ............................ 141 Section 5.02 Authorization; No Contravention ...................................................................... 141 Section 5.03 Governmental Authorization; Other Consents ................................................... 141 Section 5.04 Binding Effect .................................................................................................... 141 Section 5.05 Financial Statements; No Material Adverse Effect ........................................... 141 Section 5.06 Litigation ............................................................................................................ 142 Section 5.07 [Reserved] .......................................................................................................... 142 Section 5.08 Ownership of Property; Liens ............................................................................ 142 Section 5.09 Intellectual Property; Licenses, Etc ................................................................... 142 Section 5.10 Taxes .................................................................................................................. 142 Section 5.11 ERISA ................................................................................................................ 142 Section 5.12 Environmental Compliance ............................................................................... 143 Section 5.13 Margin Regulations; Investment Company Act ................................................ 144 Section 5.14 Disclosure .......................................................................................................... 144 Section 5.15 Compliance with Laws ...................................................................................... 144 Section 5.16 [Reserved]. ......................................................................................................... 144 Section 5.17 Solvency ............................................................................................................ 145 Section 5.18 Perfection, Etc. ................................................................................................... 145 Section 5.19 PATRIOT Act; OFAC ....................................................................................... 145 Section 5.20 FCPA ................................................................................................................. 145 ARTICLE VI. Affirmative Covenants ...................................................................................................... 145 Section 6.01 Financial Statements .......................................................................................... 145 Section 6.02 Certificates; Other Information .......................................................................... 147 Section 6.03 Notices ............................................................................................................... 148 Section 6.04 Payment of Taxes............................................................................................... 149 Section 6.05 Preservation of Existence, Etc. .......................................................................... 149 Section 6.06 Maintenance of Properties ................................................................................. 149 Section 6.07 Maintenance of Insurance .................................................................................. 149 Section 6.08 Compliance with Laws ...................................................................................... 150 Section 6.09 Books and Records ............................................................................................ 150 Section 6.10 Inspection Rights ............................................................................................... 150 Section 6.11 Use of Proceeds ................................................................................................. 151 Section 6.12 Covenant to Guarantee Obligations and Give Security ..................................... 151 Section 6.13 Compliance with Environmental Laws .............................................................. 153 Section 6.14 Further Assurances ............................................................................................ 153 Section 6.15 [Reserved] .......................................................................................................... 155 Section 6.16 Post-Closing Undertakings ................................................................................ 155 Section 6.17 No Change in Line of Business ......................................................................... 155 Section 6.18 Transactions with Affiliates ............................................................................... 155

iii Section 6.19 Accounting Changes .......................................................................................... 158 Section 6.20 FACA Requirement ........................................................................................... 158 ARTICLE VII. Negative Covenants ......................................................................................................... 159 Section 7.01 Indebtedness ...................................................................................................... 159 Section 7.02 Limitations on Liens .......................................................................................... 165 Section 7.03 Fundamental Changes ........................................................................................ 166 Section 7.04 Asset Sales ......................................................................................................... 166 Section 7.05 Restricted Payments ........................................................................................... 168 Section 7.06 Burdensome Agreements ................................................................................... 175 Section 7.07 [Reserved] .......................................................................................................... 177 Section 7.08 Financial Covenants ........................................................................................... 177 Section 7.09 Holding Company .............................................................................................. 178 ARTICLE VIII. Events of Default and Remedies .................................................................................... 179 Section 8.01 Events of Default ............................................................................................... 179 Section 8.02 Remedies Upon Event of Default ...................................................................... 181 Section 8.03 Right to Cure ...................................................................................................... 182 Section 8.04 Application of Funds ......................................................................................... 183 ARTICLE IX. Administrative Agent and Other Agents ........................................................................... 185 Section 9.01 Appointment and Authorization of Agents. ....................................................... 185 Section 9.02 Delegation of Duties .......................................................................................... 186 Section 9.03 Liability of Agents ............................................................................................. 186 Section 9.04 Reliance by Agents ............................................................................................ 187 Section 9.05 Notice of Default ............................................................................................... 188 Section 9.06 Credit Decision; Disclosure of Information by Agents ..................................... 188 Section 9.07 Indemnification of Agents ................................................................................. 189 Section 9.08 Agents in their Individual Capacities ................................................................. 189 Section 9.09 Successor Agents ............................................................................................... 190 Section 9.10 Administrative Agent May File Proofs of Claim; Credit Bidding ..................... 192 Section 9.11 Collateral and Guaranty Matters ........................................................................ 193 Section 9.12 Other Agents; Arranger and Managers .............................................................. 194 Section 9.13 Secured Cash Management Agreements and Secured Hedge Agreements ....... 195 Section 9.14 Appointment of Supplemental Agents, Incremental Arrangers and Specified Refinancing Agents ........................................................................... 195 Section 9.15 Equal Priority Intercreditor Agreement ............................................................. 196 Section 9.16 Withholding Tax ................................................................................................ 197 Section 9.17 ERISA Matters ................................................................................................... 198 Section 9.18 Erroneous Payments .......................................................................................... 199 ARTICLE X. Miscellaneous ..................................................................................................................... 199 Section 10.01 Amendments, Etc. .............................................................................................. 199 Section 10.02 Notices; Electronic Communications ................................................................ 205 Section 10.03 No Waiver; Cumulative Remedies; Enforcement .............................................. 207 Section 10.04 Expenses ............................................................................................................ 208 Section 10.05 Indemnification by the Borrower ....................................................................... 208

iv Section 10.06 Payments Set Aside ........................................................................................... 209 Section 10.07 Successors and Assigns ..................................................................................... 210 Section 10.08 Confidentiality ................................................................................................... 216 Section 10.09 Setoff .................................................................................................................. 218 Section 10.10 Interest Rate Limitation ..................................................................................... 218 Section 10.11 [Reserved] .......................................................................................................... 218 Section 10.12 Integration; Effectiveness .................................................................................. 218 Section 10.13 Survival of Representations and Warranties ...................................................... 219 Section 10.14 Severability ........................................................................................................ 219 Section 10.15 Governing Law; Jurisdiction; Etc. ..................................................................... 219 Section 10.16 Service of Process .............................................................................................. 220 Section 10.17 Waiver of Right to Trial by Jury ........................................................................ 220 Section 10.18 Binding Effect .................................................................................................... 221 Section 10.19 No Advisory or Fiduciary Responsibility .......................................................... 221 Section 10.20 Affiliate Activities. ............................................................................................ 221 Section 10.21 Electronic Execution; Electronic Records; Counterparts................................... 222 Section 10.22 USA PATRIOT Act ........................................................................................... 223 Section 10.23 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ......................................................................................................... 223 Section 10.24 Acknowledgement Regarding Any Supported QFCs ........................................ 223

v SCHEDULES 1 Guarantors 1.01(b) Scheduled Dispositions 2.01 Commitments and Pro Rata Shares 2.03 Existing Letters of Credit 6.16 Post-Closing Undertakings 7.01 Closing Date Indebtedness 7.02 Closing Date Liens 7.05 Closing Date Investments 10.02 Administrative Agent’s Office, Certain Addresses for Notices EXHIBITS A Committed Loan Notice B-1 Term Note B-2 Revolving Credit Note C Compliance Certificate D-1 Assignment and Assumption D-2 Affiliate Lender Assignment and Assumption D-3 Administrative Questionnaire E-1 Holdings Guaranty E-2 Subsidiary Guaranty F Security Agreement G Solvency Certificate H Intercompany Note I-1 U.S. Tax Compliance Certificate I-2 U.S. Tax Compliance Certificate I-3 U.S. Tax Compliance Certificate I-4 U.S. Tax Compliance Certificate J Notice of Optional Prepayment of Loans K Equal Priority Intercreditor Agreement

1 This CREDIT AGREEMENT is entered into as of February 28, 2023, among VERTEX AEROSPACE SERVICES CORP., a Delaware corporation (the “Borrower”), VERTEX AEROSPACE INTERMEDIATE LLC, a Delaware limited liability company (“Holdings”), the lenders party hereto (collectively, the “Lenders” and individually, a “Lender”), each L/C Issuer party hereto and BANK OF AMERICA, N.A. (“Bank of America”), as Administrative Agent, Collateral Agent, the Swingline Lender and an L/C Issuer. PRELIMINARY STATEMENTS The Borrower has requested that, upon the satisfaction in full (or waiver by the Administrative Agent) of the conditions precedent set forth in Article IV below, the Lenders (a) make term loans to the Borrower in an aggregate principal amount of $250,000,000, the proceeds of which shall be used (i) to finance the Transactions, (ii) to pay the Transaction Costs, (iii) to pay fees and expenses in connection with the foregoing and (iv) to fund working capital and general corporate purposes and (b) make available to the Borrower a $500,000,000 revolving credit facility for the making, from time to time, of revolving loans and the issuance, from time to time, of letters of credit, to provide for working capital needs and other general corporate purposes, including the payment of fees and expenses incurred in connection with the Transactions, if any, in each case of the foregoing clauses (a) and (b), on the terms and subject to the conditions set forth in this Agreement. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I. Definitions and Accounting Terms Section 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “Accepting Lender” has the meaning specified in Section 10.01. “Acquired Indebtedness” means, with respect to any specified Person, (a) Indebtedness of any other Person existing at the time such other Person is merged, amalgamated or consolidated with or into or becomes a Restricted Subsidiary of such specified Person, whether or not such Indebtedness is Incurred in connection with, or in contemplation of, such other Person merging, amalgamating or consolidating with or into, or becoming a Restricted Subsidiary of, such specified Person and (b) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person. “Acquisition” has the meaning specified in the definition of “Sky Purchase Agreement”. “Adjusted Term SOFR” means an interest rate per annum equal to (a) Term SOFR, plus (b) 0.10% (10 basis points); provided, that Adjusted Term SOFR shall not be less than the Floor. “Administrative Agent” means Bank of America, acting through such of its Affiliates or branches as it may designate, in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent permitted by the terms hereof. “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02 or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders.

2 “Administrative Questionnaire” means an Administrative Questionnaire in substantially the form of Exhibit D-3 or any other form approved by the Administrative Agent. “Affected Financial Institution” means (i) any EEA Financial Institution or (ii) any UK Financial Institution. “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. “Affiliate Lender Assignment and Assumption” has the meaning specified in Section 10.07(i)(i). “Affiliate Lenders” means, collectively, the Sponsor and its Affiliates (other than any Natural Person, Holdings, the Borrower and any of Holdings’ or the Borrower’s respective Subsidiaries). “Affiliate Transaction” has the meaning specified in Section 6.18. “Agent-Related Distress Event” means, with respect to the Administrative Agent, the Collateral Agent or any Person that directly or indirectly controls the Administrative Agent (each, a “Distressed Agent-Related Person”), a voluntary or involuntary case with respect to such Distressed Agent-Related Person under any Debtor Relief Law is commenced, or a custodian, conservator, receiver or similar official is appointed for such Distressed Agent-Related Person or any substantial part of such Distressed Agent-Related Person’s assets, or such Distressed Agent-Related Person makes a general assignment for the benefit of creditors or is otherwise adjudicated as, or determined by any Governmental Authority having regulatory authority over such Distressed Agent-Related Person to be, insolvent or bankrupt; provided that an Agent-Related Distress Event shall not be deemed to have occurred solely by virtue of the ownership or acquisition of any Equity Interests in the Administrative Agent or any Person that directly or indirectly controls the Administrative Agent by a Governmental Authority or an instrumentality thereof. “Agent-Related Persons” means each Agent, together with its Related Parties. “Agents” means, collectively, the Administrative Agent, the Collateral Agent, the Arrangers and the Supplemental Agents (if any). “Aggregate Commitments” means the Commitments of all the Lenders. “Agreement” means this credit agreement. “Applicable Commitment Fee” means a percentage per annum equal to (i) until delivery of the financial statements and the corresponding Compliance Certificate for the fiscal quarter ending June 30, 2023 pursuant to Section 6.01 and Section 6.02(b), 0.500% per annum and (ii) thereafter, the following percentages per annum, based upon the Consolidated Total Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

3 Pricing Level Consolidated Total Net Leverage Ratio Applicable Commitment Fee 1 Equal to or above 4.00 to 1.00 0.500% 2 Less than 4.00 to 1.00 but greater than or equal to 3.50 to 1.00 0.425% 3 Less than 3.50 to 1.00 but greater than or equal to 3.00 to 1.00 0.350% 4 Less than 3.00 to 1.00 but greater than or equal to 2.50 to 1.00 0.300% 5 Less than 2.50 to 1.00 but greater than or equal to 2.00 to 1.00 0.250% 6 Below 2.00 to 1.00 0.250% Any increase or decrease in the Applicable Commitment Fee pursuant to clause (ii) above resulting from a change in the Consolidated Total Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b). At any time during which the Borrower shall have failed to deliver the financial statements and the corresponding Compliance Certificate for any fiscal quarter by the applicable date required under to Section 6.01 and Section 6.02(b), Pricing Level 1 shall apply for the purpose of determining the Applicable Commitment Fee (but only for so long as such failure continues, after which such ratio and shall be determined based on the then existing Consolidated Total Net Leverage Ratio). “Applicable Discount” has the meaning specified in the definition of “Dutch Auction.” “Applicable Rate” means, with respect to the Initial Term Loans and Revolving Credit Loans, a percentage per annum equal to (i) for SOFR Loans, 3.25% and (ii) for Base Rate Loans, 2.25%; provided that from and after the first Business Day after the date on which the Administrative Agent shall have received the applicable financial statements and a Compliance Certificate pursuant to Section 6.02(b) calculating the Consolidated Total Net Leverage Ratio in respect of the fiscal quarter ending June 30, 2023, the “Applicable Rate” for Initial Term Loans shall be the applicable rate per annum set forth below under the caption “Base Rate Spread” or “SOFR Spread & Letter of Credit Fee,” respectively, based upon the Consolidated Total Net Leverage Ratio as of the last day of the applicable Test Period as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b): Consolidated Total Net Leverage Ratio Base Rate Spread SOFR Spread & Letter of Credit Fee Equal to or above 4.00 to 1.00 2.25% 3.25% Less than 4.00 to 1.00 but greater than or equal to 3.50 to 1.00 2.00% 3.00%

4 Consolidated Total Net Leverage Ratio Base Rate Spread SOFR Spread & Letter of Credit Fee Less than 3.50 to 1.00 but greater than or equal to 3.00 to 1.00 1.75% 2.75% Less than 3.00 to 1.00 but greater than or equal to 2.50 to 1.00 1.50% 2.50% Less than 2.50 to 1.00 but greater than or equal to 2.00 to 1.00 1.25% 2.25% Below 2.00 to 1.00 1.00% 2.00% No change in the Applicable Rate for Initial Term Loans shall be effective until the first Business Day after the date on which the Administrative Agent shall have received the applicable financial statements and a Compliance Certificate pursuant to Section 6.02(b). At any time after the date on which any annual or quarterly financial statement was required to have been delivered pursuant to Section 6.01(a) or Section 6.01(b) but was not delivered (or the Compliance Certificate related to such financial statements was required to have been delivered pursuant to Section 6.02(b) but was not delivered), commencing with the first Business Day immediately following such date and continuing until the first Business Day immediately following the date on which such financial statements (or, if later, the Compliance Certificate related to such financial statements) are delivered, the Applicable Rate for Initial Term Loans shall be determined as if the Consolidated Total Net Leverage Ratio were in excess of 4.00 to 1.00. “Appropriate Lender” means, at any time, (a) with respect to either the Term Facility or the Revolving Credit Facility, a Lender that has a Commitment with respect to the Term Facility or holds a Term Loan at such time or has a commitment with respect to the Revolving Credit Facility or holds a Revolving Credit Loan, respectively, (b) with respect to any New Term Facility, a Lender that holds a New Term Loan at such time, (c) with respect to any Specified Refinancing Debt, a Lender that holds Specified Refinancing Term Loans or Specified Refinancing Loans and (d) with respect to the Letters of Credit, (i) the relevant L/C Issuers and (ii) if any Letters of Credit are outstanding pursuant to Section 2.03, the Revolving Credit Lenders. “Approved Commercial Bank” means a commercial bank with a consolidated combined capital and surplus of at least $5,000,000,000. “Approved Fund” means any Fund that is administered, advised or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender. “Arranger/Lender-Related Persons” has the meaning specified in Section 10.15(d). “Arrangers” means each of BofA Securities, Inc., BofA Securities, Inc., Citibank, N.A., Citizens Bank, National Association, RBC Capital Markets, Regions Capital Markets, a division of Regions Bank, Truist Securities, Inc., U.S. Bank National Association, Wells Fargo Securities, LLC and MUFG Bank, LTD, in their respective capacities as exclusive joint lead arrangers and joint bookrunners.

5 “Asset Sale” means any Disposition by the Borrower or any Restricted Subsidiary other than: (a) a sale, exchange or other disposition of cash, Cash Equivalents or Investment Grade Securities, or of obsolete, damaged, unnecessary, surplus, negligible, unsuitable or worn out equipment or other assets in the ordinary course of business, or dispositions of property no longer used, useful or economically practicable to maintain in the conduct of the business of the Borrower and the Restricted Subsidiaries (including allowing any such registrations or any such applications for registration of any such intellectual property or other such intellectual property rights to lapse or become abandoned); (b) without limiting the provisions of Section 8.01(k), the sale, conveyance, lease or other disposition of all or substantially all of the assets of the Borrower in compliance with the provisions of Section 7.03 or Section 7.04 or any Disposition that constitutes a Change of Control; (c) any Restricted Payment that is permitted to be made, and is made, pursuant to Section 7.05 or any Permitted Investment; (d) any Disposition of assets or issuance or sale of Equity Interests of any Restricted Subsidiary, in a single transaction or series of related transactions, with an aggregate Fair Market Value of less than or equal to the greater of (x) $65,000,000 and (y) 20.0% of Consolidated EBITDA of the Group Parties per fiscal year; provided that any unused amounts pursuant to this clause (d) during any fiscal year shall carry forward to the succeeding fiscal year; (e) any transfer or Disposition of property or assets or issuance or sale of Equity Interests by a Restricted Subsidiary to the Borrower or by the Borrower or a Restricted Subsidiary to another Restricted Subsidiary; (f) the creation of any Lien permitted under this Agreement; (g) any issuance, sale, pledge or other disposition of Equity Interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary; (h) the sale, lease, assignment, license or sublease of inventory, equipment, accounts receivable, notes receivable or other current assets held for sale in the ordinary course of business or the conversion of accounts receivable to notes receivable or dispositions of accounts receivable in connection with the collection or compromise thereof; (i) the lease, assignment, license, sublicense or sublease of any real or personal property in the ordinary course of business; (j) a sale or transfer of accounts receivable, or participations therein, and related assets of the type specified in the definition of “Receivables Financing” to a Receivables Subsidiary in a Qualified Receivables Financing or in factoring or similar transactions; (k) a transfer of accounts receivable and related assets of the type specified in the definition of “Receivables Financing” (or a fractional undivided interest therein) by a Receivables Subsidiary in a Qualified Receivables Financing;

6 (l) any exchange of assets for Related Business Assets (including a combination of Related Business Assets and a de minimis amount of cash or Cash Equivalents) of comparable or greater market value than the assets exchanged, as determined in good faith by the Borrower; (m) (i) the sale, assignment, licensing, sub-licensing, cross-licensing or other disposition of intellectual property or other general intangibles (1) in the ordinary course of business or (2) which do not materially interfere with the ordinary conduct of the business of the Borrower or any Restricted Subsidiary and do not secure any Indebtedness, (ii) the sale, assignment, licensing, sub-licensing or other disposition of intellectual property or other general intangibles pursuant to any Intercompany License Agreement, and (iii) the statutory expiration of any intellectual property (for the avoidance of doubt, this clause (m) is subject to the last paragraph of Section 7.04); (n) any Sale/Leaseback Transaction of any property acquired or built after the Closing Date; provided that such sale is for at least Fair Market Value; (o) the surrender or waiver of obligations of trade creditors or customers or other contract rights that were incurred in the ordinary course of business of the Borrower or any Restricted Subsidiary, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer or compromise, settlement, release or surrender of a contract, tort or other litigation claim, arbitration or other disputes; (p) Dispositions arising from foreclosures, condemnations, eminent domain, seizure, nationalization or any similar action with respect to assets, dispositions of property subject to casualty events and (except for purposes of calculating Net Cash Proceeds of any Asset Sale under the second and third paragraphs of Section 7.04) Dispositions necessary or advisable (as determined by the Borrower in good faith) in order to consummate any acquisition of any Person, business or assets; (q) Dispositions of Investments (including Equity Interests) in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements or rights of first refusal between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements; (r) to the extent allowable under Section 1031 of the Code, any exchange of like property (excluding any boot thereon) for use in a Similar Business; (s) the issuance of directors’ qualifying shares and shares issued to foreign nationals or other third-parties to the extent required by applicable law; (t) [reserved]; (u) a sale or transfer of equipment receivables, or participations therein, and related assets; (v) a sale or transfer of receivables made pursuant to factoring arrangements; (w) any Disposition constituting part of a Permitted Reorganization; (x) Dispositions of any assets (including Equity Interests) (i) acquired in connection with any Investment permitted hereunder, which assets are not core or principal to the business of

7 the Borrower or the Restricted Subsidiaries or (ii) made to obtain the approval of any applicable antitrust or other regulatory authority in connection with any Investment permitted hereunder; (y) any Sale/Leaseback Transaction so long as either (i) the Maximum Leverage Requirement is satisfied after giving effect to any resulting Capitalized Lease Obligation on a Pro Forma Basis (but excluding the proceeds of such Sale/Leaseback for purposes of cash netting), (ii) any Capitalized Lease Obligation incurred in connection with such Sale/Leaseback Transaction is permitted under Section 7.01(d) or (iii) the Fair Market Value for all such assets disposed of pursuant to Sale/Leaseback Transactions under this clause (iii) does not exceed the greater of (x) $97,500,000 and (y) 30.0% of Consolidated EBITDA of the Group Parties; (z) Dispositions of assets that do not constitute Collateral with an aggregate Fair Market Value, for all such assets disposed of pursuant to this clause (z) in any fiscal year, not to exceed the greater of (x) $24,375,000 and (y) 7.5% of Consolidated EBITDA of the Group Parties; provided that any unused amounts pursuant to this clause (z) during any fiscal year shall carry forward into the succeeding fiscal year; (aa) Borrower and any Restricted Subsidiary may: (i) terminate or otherwise collapse its cost sharing agreements with Borrower or any Subsidiary and settle any crossing payments in connection therewith; (ii) convert any intercompany Indebtedness to Equity Interests or any Equity Interests to intercompany Indebtedness; (iii) transfer any intercompany Indebtedness to Borrower or any Restricted Subsidiary; (iv) settle, discount, write off, forgive or cancel any intercompany Indebtedness or other obligation owing by Borrower or any Restricted Subsidiary; (v) settle, discount, write off, forgive or cancel any Indebtedness owing by any present or former consultants, managers, directors, officers or employees of Borrower, any direct or indirect parent thereof, or any Subsidiary thereof or any of their successors or assigns; or (vi) surrender or waive contractual rights and settle, release, surrender or waive contractual or litigation claims (or other disposition of assets in connection therewith); (bb) Any disposition of property to the extent that (1) such property is exchanged for credit against the purchase price of similar replacement property (excluding any boot thereon) that is purchased within 270 days thereof or (2) the proceeds of such disposition are promptly applied to the purchase price of such replacement property (which replacement property is actually purchased within 270 days thereof); and (cc) Dispositions set forth on Schedule 1.01(b) hereto. For the avoidance of doubt, the unwinding of Swap Contracts shall not be deemed to constitute an Asset Sale. “Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor. “Assignment and Assumption” means an Assignment and Assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.07(b)) substantially in the form of Exhibit D-1, or otherwise in form and substance (including an electronic documentation form generated by use of an electronic platform) reasonably acceptable to the Administrative Agent. “Auction” has the meaning specified in the definition of “Dutch Auction.”

8 “Auction Amount” has the meaning specified in clause (a) of the definition of “Dutch Auction.” “Auction Notice” has the meaning specified in clause (a) of the definition of “Dutch Auction.” “Auto-Renewal Letter of Credit” has the meaning specified in Section 2.03(c)(iii). “Available Incremental Amount” has the meaning specified in Section 2.14(a). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank of America” has the meaning specified in the introductory paragraph to this Agreement. “Bankruptcy Code” means Title 11 of the United States Code, entitled “Bankruptcy”, as amended from time to time. “Base Rate” means for any day a fluctuating rate of interest per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) Term SOFR plus 1.00%, subject to the interest rate floors set forth therein; provided that if the Base Rate shall be less than the Floor, such rate shall be deemed the Floor for purposes of this Agreement. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.04 hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. “Basket” means any “basket”, amount, threshold, exception or value (including by reference to the Consolidated First Lien Net Leverage Ratio, the Consolidated Secured Net Leverage Ratio, the Consolidated Total Net Leverage Ratio, the Consolidated Interest Coverage Ratio, Consolidated EBITDA or Consolidated Net Tangible Assets) permitted or prescribed with respect to any Lien, Indebtedness, Asset Sale (or other disposition or other sale of property or assets), Investment, Restricted Payment, Affiliate Transaction or any other transaction or action under any provision in this Agreement or any other Loan Document. “Beneficial Ownership Certification” means a certification regarding individual beneficial ownership solely to the extent required by Beneficial Ownership Regulation.

9 “Beneficial Ownership Regulation” means 31 C.F.R. §1010.230, as amended. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Board of Directors” means as to any Person, the board of directors, board of managers, sole member or managing member or other governing body of such Person, or if such Person is owned or managed by a single entity or a general partner, the board of directors, board of managers, sole member or managing member or other governing body of such entity or general partner, or in each case, any duly authorized committee thereof, and the term “directors” means members of the Board of Directors. “Borrower” has the meaning specified in the introductory paragraph to this Agreement. “Borrower Materials” has the meaning specified in Section 6.02. “Borrowing” means a Term Borrowing or a Revolving Credit Borrowing, as the context may require. “Business Day” means: any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located. “Capital Stock” means: (1) in the case of a corporation or company, corporate stock or share capital; (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person (it being understood and agreed, for the avoidance of doubt, that “cash-settled phantom appreciation programs” in connection with employee benefits that do not require a dividend or distribution shall not constitute Capital Stock). “Capital Lease” means, as applied to any Person, any lease of any property (whether real, personal, or mixed) by that Person as lessee that, in conformity with GAAP, is, or is required to be, accounted for as a finance lease on the balance sheet of that Person. “Capitalized Lease Obligation” means at the time any determination thereof is to be made, the amount of the liability in respect of a Capital Lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) in accordance with GAAP.

10 For the avoidance of doubt, “Capitalized Lease Obligations” shall not include Non-Financing Lease Obligations. “Captive Insurance Subsidiary” means any Subsidiary of the Borrower that is subject to regulation as an insurance company (or any Subsidiary thereof). “Cash-Capped Incremental Facility” has the meaning specified in Section 2.14(a). “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the L/C Issuers or the Lenders, as collateral for L/C Obligations or obligations of Lenders to fund participations in respect thereof, cash, Cash Equivalents (if reasonably acceptable to the Administrative Agent) or deposit account balances or, if the Administrative Agent and such L/C Issuer benefiting from such collateral shall agree in their sole discretion, other credit support pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and such L/C Issuer (as applicable). “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means: (1) Dollars, Canadian Dollars, Pounds Sterling, Euro, Japanese Yen, the national currency of any Participating Member State of the European Union and, with respect to any Foreign Subsidiaries, other currencies held by such Foreign Subsidiary in the ordinary course of business; (2) securities issued or directly guaranteed or insured by the government of the United States, the United Kingdom, or any country that is a member of the European Union or any agency or instrumentality thereof in each case with maturities not exceeding two (2) years from the date of acquisition; (3) money market deposits, certificates of deposit, time deposits and eurodollar time deposits with maturities of two (2) years or less from the date of acquisition, bankers’ acceptances, in each case with maturities not exceeding two (2) years, and overnight bank deposits, in each case with any commercial bank having capital and surplus in excess of $250,000,000 in the case of domestic banks or $100,000,000 (or the dollar equivalent thereof) in the case of foreign banks; (4) repurchase obligations for underlying securities of the types described in clauses (2) and (3) above and clause (6) below entered into with any financial institution or securities dealers of recognized national standing meeting the qualifications specified in clause (3) above; (5) commercial paper or variable or fixed rate notes issued by a corporation or other Person (other than an Affiliate of the Borrower) rated at least “A-2” or the equivalent thereof by Moody’s or S&P (or reasonably equivalent ratings of another internationally recognized ratings agency) and in each case maturing within two (2) years after the date of acquisition; (6) readily marketable direct obligations issued by any state, commonwealth or territory of the United States of America or any political subdivision or taxing authority thereof having an Investment Grade Rating from either Moody’s or S&P (or reasonably equivalent ratings of another internationally recognized ratings agency) in each case with maturities not exceeding two (2) years from the date of acquisition;

11 (7) Indebtedness issued by Persons (other than the Sponsor) with a rating of “A” or higher from S&P or “A-2” or higher from Moody’s (or reasonably equivalent ratings of another internationally recognized ratings agency) in each case with maturities not exceeding two (2) (years from the date of acquisition, and marketable short-term money market and similar securities having a rating of at least “A-2” or “P-2” from either S&P or Moody’s (or reasonably equivalent ratings of another internationally recognized ratings agency); (8) investment funds investing at least 95% of their assets in investments of the types described in clauses (1) through (7) above and (9) and (10) below; (9) Investments with average maturities of 12 months or less from the date of acquisition in money market funds rated AAA (or the equivalent thereof) or better by S&P or Aaa3 (or the equivalent thereof) or better by Moody’s (or reasonably equivalent ratings of another internationally recognized ratings agency); and (10) in the case of investments by any Foreign Subsidiary or investments made in a country outside the United States of America, other investments of comparable tenor and credit quality to those described in the foregoing clauses (1) through (9) customarily utilized in the countries where such Foreign Subsidiary is located or in which such investment is made. In the case of Investments by any Foreign Subsidiary, the term “Cash Equivalents” shall also include (x) Investments of the type and maturity described in clauses (1) through (10) above of foreign obligors, which Investments or obligors (or the parent companies thereof) have the ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (y) other short-term Investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management in Investments that are analogous to the Investments described in clauses (1) through (10) above and in this paragraph. “Cash Management Agreement” means any agreement or arrangement to provide Cash Management Services to the Borrower or any Restricted Subsidiary. “Cash Management Bank” means any Person in its capacity as a party to a Cash Management Agreement that, (a) at the time it enters into a Cash Management Agreement with any Group Party, is an Agent, a Lender or an Affiliate of an Agent or a Lender, or (b) at the time it (or its Affiliate) becomes an Agent or a Lender, is a party to a Cash Management Agreement with any Group Party, in each case in its capacity as a party to such Cash Management Agreement (even if such Person ceases to be an Agent, a Lender or such Person’s Affiliate ceased to be an Agent or a Lender); provided that no Cash Management Bank shall have any rights in connection with the terms of the Loan Documents or management or release of Collateral or the obligations of any Loan Party under the Loan Documents, other than in its capacity as an Agent or a Lender. “Cash Management Services” means any of the following: automated clearing house transactions, treasury and/or cash management services, including, without limitation, treasury, depository, overdraft, credit, purchasing or debit card, non-card e-payable services, electronic funds transfer, treasury management services (including controlled disbursement services, overdraft automatic clearing house fund transfer services, return items and interstate depository network services), cash pooling arrangements, other demand deposit or operating account relationships, foreign exchange facilities, credit card processing services and merchant services. “Casualty Event” means any event that gives rise to the receipt by the Borrower or any Loan Party of any casualty insurance proceeds or condemnation awards or that gives rise to a taking by a

12 Governmental Authority in respect of any equipment, fixed assets or real property (including any improvements thereon), to replace, restore or repair, or compensate for the loss of, such equipment, fixed assets or real property. “CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980. “CERCLIS” means the Comprehensive Environmental Response, Compensation, and Liability Information System maintained by the U.S. Environmental Protection Agency. “Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented. “Change of Control” means, and will be deemed to have occurred if: (a) at any time, Holdings ceases to own, directly or indirectly, beneficially or of record, 100% of the issued and outstanding Equity Interests of the Borrower; (b) [reserved]; (c) any person or “group” (within the meaning of Rule 13d-5 under the Exchange Act, but excluding any employee benefit plan of such person and its subsidiaries and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than the Permitted Holders, acquires beneficial ownership (within the meaning of Rule 13d-5 under the Exchange Act) of Voting Stock of Holdings representing both (i) more than 35% of the aggregate ordinary voting power for the election of directors of Holdings and (ii) more than the percentage of the aggregate ordinary voting power for the election of directors of Holdings that is at the time beneficially owned (within the meaning of Rule 13d-5 under the Exchange Act), directly or indirectly, by the Permitted Holders, taken together, unless, in the case of this clause (c) of this definition of “Change of Control”, the Permitted Holders have, at such time, the right or the ability by voting power, contract, or otherwise to elect or designate for election at least a majority of the board of directors (or analogous governing body) of Holdings; or (d) a “change of control” occurs under the Existing First Lien Loan Documents. provided that notwithstanding anything to the contrary in this definition or any provision of the Exchange Act, (A) if any group includes one or more Permitted Holders, the issued and outstanding Capital Stock of Holdings directly or indirectly owned by Permitted Holders that are part of such group shall not be treated as being beneficially owned by such group or any other member of such group for purposes of this definition, (B) a Person or group shall be deemed not to beneficially own securities subject to an equity or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement

13 (or voting or option or similar agreement related thereto) until the consummation of the acquisition of the securities in connection with the transactions contemplated by such agreement and (C) a Person or group will be deemed not to beneficially own the Capital Stock of another Person as a result of its ownership of Capital Stock or other securities of such other Person’s parent (or related contractual rights) unless it owns 50% or more of the Voting Stock of such Person’s parent. “Closing Date” means February 28, 2023. “Code” means the U.S. Internal Revenue Code of 1986, as amended. “Collateral” means all of the “Collateral” (or similar term) referred to in the Collateral Documents and all of the other property and assets that are or are required under the terms of the Collateral Documents to be subject to Liens in favor of the Collateral Agent for the benefit of the Secured Parties. “Collateral Agent” means Bank of America, acting through such of its Affiliates or branches as it may designate, in its capacity as collateral agent under any of the Loan Documents, or any successor collateral agent permitted by the terms hereof. “Collateral Documents” means, collectively, the Security Agreement, the Intellectual Property Security Agreement, the Mortgages (if any), each of the mortgages, control agreements, collateral assignments, Security Agreement Supplements, Intellectual Property Security Agreement Supplements, security agreements, pledge agreements or other similar agreements delivered to the Collateral Agent pursuant to Section 6.12, Section 6.14 or Section 6.16, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Collateral Agent for the benefit of the Secured Parties. “Commitment” means a Term Commitment or a Revolving Credit Commitment, as the context may require. “Committed Loan Notice” means a notice of (a) a Term Borrowing, (b) a Revolving Credit Borrowing, (c) a conversion of Loans from one Type to the other or (d) a continuation of SOFR Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A, or otherwise in form and substance reasonably acceptable to the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et. seq.), as amended from time to time, and any successor statute. “Communication” means this Agreement, any Loan Document and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Loan Document. “Company Competitor” means any Person that competes with the business of Holdings, the Borrower and their respective Subsidiaries from time to time. “Compliance Certificate” means a certificate substantially in the form of Exhibit C or such other form as may be agreed between the Borrower and the Administrative Agent.

14 “Conforming Changes” means, with respect to any proposed Successor Rate, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides, in consultation with the Borrower, may be appropriate to reflect the adoption and implementation of such Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines, in consultation with the Borrower, that no market practice for the administration of such Successor Rate exists, in such other manner of administration as the Administrative Agent, in consultation with the Borrower, decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Consolidated Current Assets” means, with respect to any Person on a consolidated basis, all assets of such Person and its Restricted Subsidiaries on a consolidated basis that, in accordance with GAAP, would be classified as current assets on the balance sheet of a company conducting a business the same as or similar to that of such Person and its Restricted Subsidiaries on a consolidated basis, after deducting appropriate and adequate reserves therefrom in each case in which a reserve is proper in accordance with GAAP, but excluding (i) cash, (ii) Cash Equivalents, (iii) Swap Contracts to the extent that the mark-to-market Swap Termination Value would be reflected as an asset on the consolidated balance sheet of such Person, (iv) deferred financing fees, (v) amounts related to current or deferred taxes (but excluding assets held for sale, loans (permitted) to third parties, pension assets, deferred bank fees and derivative financial instruments) (so long as the items described in clauses (iv) and (v) are non-cash items) and (vi) in the event that a Qualified Receivables Financing is accounted for off balance sheet, (x) gross accounts receivable comprising part of the receivables and other related assets subject to such Qualified Receivables Financing minus (y) collection by such Person against the amounts sold pursuant to clause (x). “Consolidated Current Liabilities” means, with respect to any Person on a consolidated basis, all liabilities in accordance with GAAP that would be classified as current liabilities on the consolidated balance sheet of such Person, but excluding (a) the current portion of Indebtedness (including the Swap Termination Value of any Swap Contracts) to the extent reflected as a liability on the consolidated balance sheet of such Person, (b) the current portion of interest, (c) accruals for current or deferred taxes based on income or profits, (d) accruals of any costs or expenses related to restructuring reserves or severance, (e) deferred revenue, (f) escrow account balances, (g) the current portion of pension liabilities, (h) liabilities in respect of unpaid earn-outs, (i) amounts related to derivative financial instruments and assets held for sale and (j) Revolving Credit Loans, any letter of credit obligations, swingline loans or revolving loans under any other revolving credit facility. “Consolidated EBITDA” means, with respect to any Person on a consolidated basis for any period, the Consolidated Net Income of such Person and its Restricted Subsidiaries for such period: (1) increased, in each case (other than with respect to clauses (i), (k), (o) and (p) of this definition but excluding any adjustments to revenue) to the extent deducted and not added back or excluded in calculating such Consolidated Net Income (and without duplication), by: (a) provision for taxes based on income, profits or capital, including federal, state, franchise, excise, property and similar taxes and foreign withholding taxes paid or accrued, including any penalties and interest with respect thereto, and state taxes in lieu of business fees (including business license fees) and payroll tax credits, income tax

15 credits and similar credits and including an amount equal to the amount of tax distributions actually made to the holders of Equity Interests of such Person or its Restricted Subsidiaries or any direct or indirect parent of such Person or its Restricted Subsidiaries in respect of such period (in each case, to the extent attributable to the operations of such Person and its Subsidiaries), which shall be included as though such amounts had been paid as income taxes directly by such Person or its Restricted Subsidiaries; plus (b) total interest expense and, to the extent not reflected in such total interest expense, any losses on Swap Obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains on such Swap Obligations or such derivative instruments, and bank and letter of credit fees, letter of guarantee and bankers’ acceptance fees and costs of surety bonds in connection with financing activities, together with items excluded from the definition of “Consolidated Interest Expense” pursuant to the definition thereof (other than clause (13) thereof); plus (c) all depreciation and amortization charges and expenses, including amortization or expense recorded for upfront payments related to any contract signing and signing bonus and incentive payments; plus (d) the amount of any minority interest expense consisting of income attributable to minority equity interests of third parties in any Restricted Subsidiary of such Person that is not a Wholly Owned Restricted Subsidiary of such Person; plus (e) the amount of (i) [reserved] and (ii) fees, expenses and indemnities paid to members of the board of directors of the Borrower or any direct or indirect parent of the Borrower; plus (f) earn-out obligations incurred in connection with any acquisition or other Investment and paid or accrued during the applicable period, including any mark to market adjustments; plus (g) all charges, costs, expenses, accruals or reserves in connection with the rollover, acceleration or payout of equity interests and all losses, charges and expenses related to payments made to holders of options or other derivative equity interests in the common equity of such Person or any direct or indirect parent of such Person in connection with, or as a result of, any distribution being made to equityholders of such Person or any of its direct or indirect parents, which payments are being made to compensate such optionholders as though they were equityholders at the time of, and entitled to share in, such distribution; plus (h) all non-cash losses, charges and expenses, including any write-offs or write-downs, non-cash compensation expenses (and any cash settle portion of any equity- based compensation), non-cash translation losses, changes in reserves for earnouts and similar obligations and non-cash expenses relating to the vesting of warrants; provided that if any such non-cash loss, charge or expense represents an accrual or reserve for potential cash items in any future period, (i) such Person may determine not to add back such non-cash loss, charge or expense in the period for which Consolidated EBITDA is being calculated and (ii) to the extent such Person does decide to add back such non-cash loss, charge or expense, the cash payment in respect thereof in such future four-fiscal

16 quarter period will be subtracted from Consolidated EBITDA for such future four-fiscal quarter period; plus (i) (i) all costs and expenses in connection with pre-opening and opening and closure and/or consolidation of facilities that were not already excluded in calculating such Consolidated Net Income and (ii) charges (including branch operating losses) related to any de novo facility, including any construction, pre-opening and start-up period prior to opening, until such facility has been open and operating for a period of 12 consecutive months); plus (j) restructuring charges (including tax restructurings), accruals or reserves and business optimization expense, including any restructuring costs and integration costs incurred in connection with the Transactions and any other acquisitions (including duplicative costs and increased costs in respect of any transition services agreement (including the Transition Arrangements), in each case resulting from the transition of the Sky Business to a subsidiary or integrated business of the Borrower, and exit, separation, transition and integration charges, expenses, losses or special items associated with the separation of the Sky Business from the consolidated business of the Sellers), start-up costs (including entry into new market/channels and new service offerings), new operation costs, software and other intellectual property development costs, new contract or corporate development costs, costs relating to entering or exiting a market, unused warehouse space costs, costs related to the closure, relocation, shutdown, reconfiguration, pre-opening and opening, expansion and/or consolidation of facilities and offices (including termination costs, moving costs and legal costs) and costs to relocate employees, any employee ramp-up charges or any charges related to underutilized personnel (including duplicative personnel), integration and transaction costs, retention charges, severance, contract termination costs (including costs relating to early termination of rights fee arrangements), recruiting and signing bonuses and expenses, future lease commitments, systems establishment costs, conversion costs and excess pension charges and consulting fees, expenses attributable to the implementation or undertaking of costs savings initiatives, new initiatives, cost rationalization programs, operating expense reductions, synergies and/or similar initiatives or programs (including, without limitation, in connection with any inventory optimization program, any implementation of operational and reporting systems and technology initiatives (including any expense relating to the implementation of enhanced accounting or IT functions or new system designs)), costs associated with tax projects/audits and costs consisting of professional consulting or other fees relating to any of the foregoing; plus (k) Pro Forma Cost Savings; provided that such Pro Forma Cost Savings added back pursuant to clause (B) of the definition thereof (excluding any such Pro Forma Cost Savings that result from mergers and other business combinations, acquisitions, investments, dispositions or other sales of assets, the discontinuance of activities or operations or other specified transactions, restructurings, cost savings initiatives, operating initiatives or operating improvements, in each case, occurring prior to the Closing Date) under this clause (k) in any Test Period, when aggregated with the amount of any increase in Consolidated EBITDA for such Test Period as a result of any “run-rate” cost savings, operating expense reductions and synergies added pursuant to clause (x) of the definition of “Pro Forma Basis” (excluding any such “run-rate” cost savings, operating expense reductions and synergies that either (A) are related to the Transactions or (B) result from, or are related to, mergers and other business combinations, acquisitions, Investments, dispositions or other sales of assets, the

17 discontinuance of activities or operations or other specified transactions, operating improvements or purchasing improvements and other initiatives, in each case under this sub-clause (B), occurring prior to the Closing Date), shall not exceed an aggregate amount equal to 30.0% of Consolidated EBITDA of the Borrower (calculated after giving effect to all add-backs and adjustments (including all add-backs and adjustments subject to this cap)); plus (l) [reserved]; plus (m) the amount of loss or discount on sale of receivables and related assets in connection with a Receivables Financing or factoring transaction; plus (n) with respect to any joint venture that is not a Restricted Subsidiary, an amount equal to the proportion of those items described in clauses (a), (b) and (c) above relating to such joint venture corresponding to such Person’s and the Restricted Subsidiaries’ proportionate share of such joint venture’s Consolidated Net Income (determined as if such joint venture were a Restricted Subsidiary) solely to the extent Consolidated Net Income was reduced thereby; plus (o) adjustments calculated in accordance with Regulation S-X; plus (p) adjustments (x) identified or set forth in any quality of earnings report in connection with any acquisition or other Permitted Investment conducted by financial advisors (which financial advisors are (A) nationally recognized or (B) reasonably acceptable to the Administrative Agent (it being understood that the “Big Four” accounting firms are acceptable) and retained by the Borrower, (y) identified or set forth in the Public Lender Presentation, dated February 13, 2023 or (z) approved by the Administrative Agent; plus (q) add backs and adjustments contained in the Financial Model; plus (r) [reserved], plus (s) [reserved]; (t) the amount of any costs or expenses incurred on or prior to the Closing Date that are allocated to the Sky Business (or otherwise to the Borrower and its Restricted Subsidiaries) in connection with corporate allocations made between the Borrower and its Subsidiaries, on the one hand, and the businesses of the Seller Entities (as defined in the Sky Purchase Agreement) and their Affiliates (other than the Sky Business, the Borrower and its Restricted Subsidiaries) (prior to giving effect to the Sky Acquisition) (the “Post-Contribution Seller Business”), on the other hand, in each case, to the extent in excess of the costs or expenses incurred by the Sky Business on a “carveout” basis (after giving effect to the Sky Acquisition and separation of the Sky Business from the Pre-Contribution Seller Business); plus (u) exit, separation, transition and stand-alone charges, expenses or losses associated with the separation of the Sky Business from the consolidated business of the Seller Entities and their Affiliates (after giving effect to the Sky Acquisition) (the “Pre- Contribution Seller Business”);

18 (2) decreased (without duplication and to the extent increasing such Consolidated Net Income for such period) by (i) non-cash gains or income, excluding any non-cash gains that represent the reversal of any accrual of, or cash reserve for, anticipated cash charges that were deducted (and not added back) in the calculation of Consolidated EBITDA for any prior period ending after the Closing Date; provided that if any such non-cash gains or income relates to a potential cash items in any future period, (x) such Person may determine not to deduct such non- cash gain or income in the period for which Consolidated EBITDA is being calculated and (y) to the extent such Person does not decide to deduct such non-cash gain or income, the cash received in respect thereof in such future four-fiscal quarter period will be deducted from Consolidated EBITDA for such future four-fiscal quarter period; and (ii) the amount of any minority interest income consisting of a Subsidiary loss attributable to minority equity interest of third parties in any non-Wholly Owned Subsidiary (to the extent not deducted from Consolidated Net Income for such period); (3) increased (with respect to losses) or decreased (with respect to gains) by, without duplication, any net gains and losses relating to (i) amounts denominated in foreign currencies resulting from the application of FASB ASC 830 (including net gains and losses from exchange rate fluctuations on intercompany balances and balance sheet items, net of realized gains or losses from related Swap Contracts (entered into in the ordinary course of business or consistent with past practice)) or (ii) any other amounts denominated in or otherwise trued-up to provide similar accounting as if it were denominated in foreign currencies; and (4) increased (with respect to losses) or decreased (with respect to gains) by, without duplication, any gain or loss relating to Swap Contracts; provided that the Borrower may, in its sole discretion, elect to not make any adjustment for any item pursuant to the foregoing clauses (1) through (4) above if any such item individually is less than $1,500,000 in any fiscal quarter; provided, further, that in no event may any revenue synergies be included in the calculation of Consolidated EBITDA. “Consolidated First Lien Net Leverage Ratio” means, on any date of determination, with respect to the Group Parties on a consolidated basis, the ratio of (a) Consolidated Funded First Lien Indebtedness (less the Unrestricted Cash Amount) of the Group Parties on such date, calculated on a Pro Forma Basis to (b) Consolidated EBITDA of the Group Parties for the Test Period most recently then ended, calculated on a Pro Forma Basis. “Consolidated Funded First Lien Indebtedness” means Consolidated Funded Indebtedness that is secured by a Lien on the Collateral that does not rank junior in priority or is not expressly subordinated (but, in each case, without regard to the control of remedies) to the Liens on the Collateral securing the Obligations. For the avoidance of doubt, Consolidated Funded First Lien Indebtedness shall not include Capitalized Lease Obligations other than those that are secured by the Collateral on an equal priority or senior basis with the Liens on the Collateral securing the Obligations. “Consolidated Funded Indebtedness” means all third-party Indebtedness in respect of (I) borrowed money and purchase money Indebtedness (including such obligations evidenced by promissory notes and similar instruments) of a Person and its Restricted Subsidiaries on a consolidated basis and (II) Capitalized Lease Obligations of a Person and its Restricted Subsidiaries on a consolidated basis, in each case, in an amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP (but (x) excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with the Transactions or any acquisition, (y) any Indebtedness that is issued at a discount to its initial principal amount shall be

19 calculated based on the entire stated principal amount thereof, without giving effect to any discounts or upfront payments and (z) excluding obligations in respect of letters of credit, bank guarantees, and guarantees on first demand, in each case, except to the extent of unreimbursed amounts thereunder). For the avoidance of doubt, it is understood that obligations (i) under Swap Contracts, Cash Management Agreements, and any Receivables Financing and (ii) owed by Unrestricted Subsidiaries, do not constitute Consolidated Funded Indebtedness. “Consolidated Funded Secured Indebtedness” means Consolidated Funded Indebtedness that is secured by a Lien on the Collateral. “Consolidated Interest Coverage Ratio” means, on any date of determination, with respect to the Group Parties on a consolidated basis, the ratio of (1) Consolidated EBITDA of the Group Parties for the Test Period most recently then ended, calculated on a Pro Forma Basis to (2) the Consolidated Interest Expense of the Group Parties for the Test Period most recently then ended, calculated on a Pro Forma Basis. “Consolidated Interest Expense” means, with respect to any Person on a consolidated basis for any period, without duplication, the cash interest expense (including that attributable to Capitalized Lease Obligations), net of cash interest income, with respect to Indebtedness of such Person and its Restricted Subsidiaries for such period, other than Indebtedness that is non-recourse to the Borrower and its Restricted Subsidiaries (“Non-Recourse Indebtedness”), including commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net cash costs under hedging agreements (other than in connection with the early termination thereof); excluding, in each case: (1) amortization of deferred financing costs, debt issuance costs, commissions, fees and expenses and any other amounts of non-cash interest (including as a result of the effects of acquisition method accounting or pushdown accounting), (2) interest expense attributable to the movement of the mark-to-market valuation of obligations under Swap Obligations or other derivative instruments, including pursuant to FASB Accounting Standards Codification Topic 815, Derivatives and Hedging, (3) costs associated with incurring or terminating Swap Obligations and cash costs associated with breakage in respect of hedging agreements for interest rates, (4) commissions, discounts, yield, make-whole premium and other fees and charges (including any interest expense) incurred in connection with any Non-Recourse Indebtedness, (5) “additional interest” owing pursuant to a registration rights agreement with respect to any securities, (6) any payments with respect to make-whole premiums or other breakage costs of any Indebtedness, including any Indebtedness issued in connection with the Transactions, (7) penalties and interest relating to Taxes, (8) accretion or accrual of discounted liabilities not constituting Indebtedness,

20 (9) interest expense attributable to a Parent Holdings Company resulting from push- down accounting, (10) any expense resulting from the discounting of Indebtedness in connection with the application of recapitalization or purchase accounting, (11) any interest expense attributable to the exercise of appraisal rights and the settlement of any claims or actions (whether actual, contingent or potential) with respect thereto in connection with the Transactions, any acquisition or Investment, (12) annual agency fees paid to any administrative agents, collateral agents and trustees with respect to any secured or unsecured loans, debt facilities, debentures, bonds, commercial paper facilities, revolving credit facilities or other forms of Indebtedness (including any security or collateral trust arrangements related thereto), (13) any interest expense or other fees or charges incurred with respect to any Escrowed Obligations (for the avoidance of doubt, so long as such Escrowed Obligations are held in Escrow), and (14) any lease, rental or other expense in connection with a Non-Finance Lease. For purposes of this definition, interest on a Capitalized Lease Obligation will be deemed to accrue at an interest rate reasonably determined by such Person to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP. “Consolidated Net Income” means, with respect to any Person on a consolidated basis for any period, the aggregate of the net income (or loss) of such Person and its Restricted Subsidiaries for such period, calculated on a consolidated basis in accordance with GAAP and before any reduction in respect of Preferred Stock dividends; provided that (without duplication): (a) all net after-tax extraordinary, special, nonrecurring, infrequent, exceptional or unusual (as determined by the Borrower in good faith) gains, losses, income, expenses and charges, and in any event including, without limitation, all restructuring, severance, relocation, retention and completion bonuses or payments, consolidation, integration or other similar charges and expenses, contract termination costs, system establishment charges, conversion costs, start-up or closure or transition costs, expenses related to any reconstruction, decommissioning, recommissioning or reconfiguration of fixed assets for alternative uses, fees, expenses or charges relating to curtailments, settlements or modifications to pension and post-retirement employee benefit plans, expenses associated with strategic initiatives, office and facilities shutdown and opening costs, and any fees, expenses, charges or change of control payments related to the Transactions or any acquisition or Investment (including any transition-related expenses (including retention or transaction-related bonuses or payments) incurred before, on or after the Closing Date), will be excluded; (b) all (i) losses, charges and expenses related to the Transactions, (ii) transaction fees, accruals, costs and expenses (including rationalization, legal, tax, structuring and other costs and expenses) incurred in connection with the consummation of any equity issuances, dividends, investments, acquisitions, dispositions, recapitalizations, mergers, consolidations, amalgamations, option buyouts, exchange of equity interest, the early extinguishment of debt, hedging agreements or other derivative instruments, refinancing transactions, and the Incurrence, exchange, modification or repayment of Indebtedness permitted to be Incurred under this Agreement

21 (including any Refinancing Indebtedness in respect thereof), the Existing First Lien Credit Agreement or any amendments, waivers or other modifications under the agreements relating to such Indebtedness or similar transactions, in each case whether or not such transaction was successfully completed, and (iii) without duplication of any of the foregoing, non-operating or non-recurring professional fees, costs and expenses for such period will be excluded; (c) all net after-tax income, loss, expense or charge from abandoned, closed or discontinued operations and any net after-tax gain or loss on the disposal of abandoned, closed or discontinued operations (and all related expenses) (but if such operations are classified as abandoned, closed or discontinued due to the fact that they are being held for sale or are subject to an agreement to dispose, abandon, divest or terminate such operations, only when and to the extent such operations are actually disposed, abandoned, divested or terminated) will be excluded; (d) all net after-tax gain, loss, expense or charge attributable to business dispositions and asset dispositions, including the sale or other disposition of any Equity Interests of any Person, other than in the ordinary course of business (as determined in good faith by such Person), will be excluded; (e) all net after-tax income, loss, expense or charge attributable to the early extinguishment or cancellation of Indebtedness, Swap Contracts or other derivative instruments (including deferred financing costs written off and premiums paid) will be excluded; (f) all non-cash gains, losses, expenses or charges attributable to the movement in the mark-to-market valuation of Indebtedness, Swap Contracts or other derivative instruments will be excluded; (g) any non-cash or unrealized currency translation gains and losses related to changes in currency exchange rates (including re-measurements of Indebtedness and any net loss or gain resulting from Swap Contracts for currency exchange risk), will be excluded; (h) (i) the net income for such period of any Person that is not a Restricted Subsidiary of the referent Person or that is accounted for by the equity method of accounting, will be included only to the extent of the amount of dividends or distributions to the referent Person or a Restricted Subsidiary thereof in respect of such period; and (ii) the net income for such period will include any dividends or distributions received from any such Person during such period in excess of the amounts included in subclause (i) above; (i) the cumulative effect of a change in accounting principles and changes as a result of the adoption or modification of accounting policies will be excluded; (j) the effects of adjustments (including the effects of such adjustments pushed down to the referent Person and its Restricted Subsidiaries) (including in the inventory, property and equipment, rights, fee arrangements, software, goodwill, intangible assets, in-process research and development, deferred revenue, advanced billings, leases and debt line items thereof) resulting from the application of purchase accounting, fair value accounting or recapitalization accounting in relation to the Transactions or any acquisition consummated before or after the Closing Date, and the amortization, write-down or write-off of any amounts thereof, net of taxes, will be excluded;

22 (k) all non-cash impairment charges and asset write-ups, write-downs and write-offs, in each case pursuant to GAAP, and the amortization of intangibles arising from the application of GAAP will be excluded; (l) all non-cash expenses realized in connection with or resulting from equity or equity-linked compensation plans, employee benefit plans or agreements or post-employment benefit plans or agreements, or grants or sales of stock, stock appreciation or similar rights, stock options and other equity-based compensation, restricted stock, preferred stock or other similar rights will be excluded; (m) any costs or expenses incurred in connection with the payment of dividend equivalent rights to option holders pursuant to any management equity plan, stock option plan or any other management or employee benefit plan or agreement or post-employment benefit plan or agreement will be excluded; (n) accruals and reserves for liabilities or expenses that are established or adjusted as a result of (i) the Transactions within 12 months after the Closing Date or (ii) any Permitted Acquisition or other Permitted Investment within 12 months after the date of such acquisition will be excluded; (o) all amortization and write-offs of deferred financing fees, debt issuance costs, commissions, fees and expenses, costs of surety bonds, charges owed with respect to letters of credit, bankers’ acceptances or similar facilities, and expensing of any bridge, commitment or other financing fees (including in connection with a transaction undertaken but not completed), will be excluded; (p) all discounts, commissions, fees and other charges (including interest expense) associated with any Receivables Financing will be excluded; (q) the effects of any revaluation of inventory (including any impact of changes of inventory valuation policy methods including changes in capitalization of variances) or other inventory adjustments will be excluded; (r) expenses and lost profits with respect to liability or casualty events or business interruption will be excluded to the extent covered by insurance and actually reimbursed, or, so long as such Person has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer, but only to the extent that such amount (i) has not been denied by the applicable carrier in writing and (ii) is in fact reimbursed within 365 days of the date on which such liability was discovered or such casualty event or business interruption occurred (with a deduction for any amounts so added back that are not reimbursed within such 365-day period); provided that any proceeds of such reimbursement when received will be excluded from the calculation of Consolidated Net Income to the extent the expense or lost profit reimbursed was previously excluded pursuant to this clause (r); (s) the amount of any fee, cost, charge, expense or reserve to the extent actually reimbursed or reimbursable by third parties pursuant to indemnification or reimbursement provisions or similar agreements or insurance will be excluded so long as such Person has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed, but only to the extent that such amount is in fact reimbursed within 365 days of the date on which the underlying event giving rise to such indemnification or reimbursement was discovered (with a deduction for any amounts so added back that are not reimbursed within such 365-day period);

23 provided that any proceeds of such reimbursement when received will be excluded from the calculation of Consolidated Net Income to the extent the fee, cost, charge or expense reimbursed was previously excluded pursuant to this clause (s); (t) non-cash charges or income relating to increases or decreases of deferred tax asset valuation allowances will be excluded; (u) cash dividends or returns of capital from Investments received during such period, to the extent not otherwise included in Consolidated Net Income for that period or any prior period subsequent to the Closing Date will be included; (v) solely for the purpose of determining the amount available for Restricted Payments under clause (c) of the first paragraph of Section 7.05, and without duplication of provisions under clause (c) of the first paragraph of Section 7.05 with respect to returns on Investments, the net income (or loss) for such period of any Restricted Subsidiary (other than a Guarantor) will be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary is not at the date of determination permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders, unless such restriction with respect to the payment of dividends or similar distributions has been legally waived; provided that Consolidated Net Income of such Person will be increased by the amount of dividends or other distributions or other payments actually paid in cash (or to the extent converted into cash) to such Person or any of its Restricted Subsidiaries in respect of such period, to the extent not already included therein (subject, in the case of a dividend to another Restricted Subsidiary (other than a Guarantor), to the limitation contained in this clause); (w) any Public Company Costs will be excluded; (x) any (a) severance or relocation costs or expenses, (b) one-time non-cash compensation charges, (c) the costs and expenses related to employment of terminated employees, or (d) costs or expenses realized in connection with or resulting from stock appreciation or similar rights, stock options or other rights of officers, directors and employees, in each case of such Person or any of its Restricted Subsidiaries, shall be excluded; (y) any non-cash interest expense and non-cash interest income, in each case to the extent there is no associated cash disbursement or receipt, as the case may be, before the Latest Maturity Date of any then outstanding Term Loan Tranche, shall be excluded; and (z) losses, expenses or charges arising from any litigation, legal settlements, fines, judgments or orders and any accruals or reserves in respect thereof will be excluded; provided that the Borrower may, in its sole discretion, elect to not make any adjustment for any item pursuant to clauses (a) through (z) above if any such item individually is less than $1,500,000 in any fiscal quarter. For the purpose of Section 7.05 only, there shall be excluded from Consolidated Net Income any income arising from the sale or other disposition of Restricted Investments, from repurchases or redemptions of Restricted Investments, from repayments of loans or advances which constituted Restricted Investments or from any dividends, repayments of loans or advances or other transfers of assets

24 from Unrestricted Subsidiaries, in each case to the extent such amounts increase the amount of Restricted Payments permitted under clause (c)(v) or (c)(vi) of the first paragraph of Section 7.05. “Consolidated Net Tangible Assets” means the aggregate amount of assets (including deferred tax assets (without reducing such deferred tax assets by deferred tax liabilities), and less applicable reserves and other properly deductible items) after deducting therefrom all goodwill, trade names, trademarks, patents, unamortized debt discount and expense, investments and other like intangibles, all as set forth in the most recent consolidated balance sheet of the Group Parties, calculated on a Pro Forma Basis. “Consolidated Secured Net Leverage Ratio” means, on any date of determination, with respect to the Group Parties on a consolidated basis, the ratio of (a) Consolidated Funded Secured Indebtedness (less the Unrestricted Cash Amount) of the Group Parties on such date, calculated on a Pro Forma Basis to (b) Consolidated EBITDA of the Group Parties for the Test Period most recently then ended, calculated on a Pro Forma Basis. “Consolidated Total Net Leverage Ratio” means, on any date of determination, with respect to the Group Parties on a consolidated basis, the ratio of (a) Consolidated Funded Indebtedness (less the Unrestricted Cash Amount) of the Group Parties on such date, calculated on a Pro Forma Basis to (b) Consolidated EBITDA of the Group Parties for the Test Period most recently then ended, calculated on a Pro Forma Basis. “Contingent Obligations” means, with respect to any Person, any obligation of such Person guaranteeing any leases, dividends or other obligations that do not constitute Indebtedness (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent: (1) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (2) to advance or supply funds: (a) for the purchase or payment of any such primary obligation; or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; or (3) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation against loss in respect thereof. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, loan agreement, indenture, mortgage, deed of trust, lease, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Contribution Indebtedness” means Indebtedness of the Borrower or any Restricted Subsidiary in an aggregate principal amount not greater than 100% of the aggregate amount of contributions (other than (i) Excluded Contributions, (ii) any amounts applied to make Restricted Payments permitted under clause (c)(ii) or (c)(iii) of the first paragraph of Section 7.05, (iii) any amounts applied pursuant to clause (14) of the definition of “Permitted Investments” or (iv) Cure Equity) made to the capital of the Borrower or any Restricted Subsidiary (other than, in the case of such Restricted Subsidiary, contributions by the Borrower or any other Restricted Subsidiary to its capital) after the Closing Date.

25 “Controlled Foreign Subsidiary” means any Subsidiary of the Borrower that is a “controlled foreign corporation” within the meaning of Section 957 of the Code. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning specified in Section 10.24(a). “Credit Agreement” means (i) this Agreement and (ii) whether or not this Agreement remains outstanding, if designated by the Borrower to be included in the definition of “Credit Agreement,” one or more (A) debt facilities, indentures or commercial paper facilities providing for revolving credit loans, term loans, notes, debentures, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (B) debt securities, notes, mortgages, guarantees, collateral documents, indentures or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances), or (C) instruments or agreements evidencing any other Indebtedness, in each case, with the same or different borrower(s) or issuer(s) and, in each case, as amended, supplemented, modified, extended, restructured, renewed, refinanced, restated, increased (provided that such increase in borrowings is permitted under this Agreement), replaced or refunded in whole or in part from time to time and whether by the same or any other agent, lender or investor or group of lenders or investors. “Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension. “Cure Right” has the meaning specified in Section 8.03(a). “Daily Simple SOFR” with respect to any applicable determination date means (a) the SOFR published on such date on the Federal Reserve Bank of New York’s website (or any successor source) plus (b) 0.10% (10 basis points). “Debt Fund Affiliate” means any Affiliate of the Sponsor (other than Holdings and its Subsidiaries) that is primarily engaged in, or advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit or securities in the ordinary course. Notwithstanding the foregoing, in no event shall a Natural Person be a Debt Fund Affiliate. “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Declined Amounts” has the meaning specified in Section 2.05(c). “Declining Lender” has the meaning specified in Section 2.05(c). “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

26 “Default Rate” means an interest rate equal to (after as well as before judgment), (a) with respect to any overdue principal or interest for any Loan, the applicable interest rate for such Loan plus 2.00% per annum (provided that with respect to SOFR Loans, the determination of the applicable interest rate is subject to Section 2.02(d) to the extent that SOFR Loans may not be converted to, or continued as, SOFR Loans, pursuant thereto) and (b) with respect to any other overdue amount, the interest rate applicable to Base Rate Loans plus 2.00% per annum, in each case, to the fullest extent permitted by applicable Laws. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means, subject to Section 2.17(b), any Lender that (a) has failed to perform any of its funding obligations hereunder, including in respect of its Loans or participations in respect of Letters of Credit or Swingline Loans within three (3) Business Days of the date required to be funded by it hereunder, unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, (b) has notified the Borrower, the Administrative Agent, the Swingline Lender or an L/C Issuer that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or, solely with respect to a Revolving Credit Lender, under other agreements generally in which it commits to extend credit (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after reasonable request by the Administrative Agent or the Borrower, to confirm in a manner satisfactory to the Administrative Agent and the Borrower that it will comply with its funding obligations (provided that the Administrative Agent shall request such confirmation upon reasonable request from any L/C Issuer or Swingline Lender; provided further that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such confirmation by the Administrative Agent) or (d) has, or has a direct or indirect parent company that has, other than via an Undisclosed Administration, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment or (iv) become the subject of a Bail-in Action; provided that no Lender shall be a Defaulting Lender solely by virtue of the ownership or acquisition by a Governmental Authority of any Equity Interest in that Lender or any direct or indirect parent company thereof so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.17(b)) as of the date established therefor by the Administrative Agent in a written notice thereof, which shall be delivered by the Administrative Agent to the Borrower, each L/C Issuer, the Swingline Lender and each Lender. “Designated Funding Commitments” means any commitment to make loans or extend credit on a revolving basis (including commitments under a revolving credit facility) or delayed draw basis to Borrower or any Restricted Subsidiary by any Person other than Borrower or any Restricted Subsidiary, or any commitment by any Person other than Borrower or any Restricted Subsidiary to purchase

27 Disqualified Stock or Preferred Stock issued by Borrower or any Restricted Subsidiary on a delayed basis, in each case, that have been specifically designated as a Designated Funding Commitment pursuant to a certificate executed by an Responsible Officer of the Borrower and delivered to the Administrative Agent, in each case, until such time as the Borrower delivers a certificate executed by a Responsible Officer of the Borrower specifically designating such Designated Funding Commitment as no longer constituting a Designated Funding Commitment for purposes of this Agreement. “Designated Non-Cash Consideration” means the Fair Market Value of non-cash consideration received by the Borrower or any of the Restricted Subsidiaries in connection with a Disposition made pursuant to Section 7.04(2)(c) that is designated as “Designated Non-Cash Consideration” pursuant to a certificate of a Responsible Officer of the Borrower, less the amount of cash or Cash Equivalents received in connection with a subsequent sale of or collection on such Designated Non-Cash Consideration. “Designated Preferred Stock” means Preferred Stock of Holdings or any direct or indirect parent of Holdings, as applicable (other than Excluded Equity), that is issued after the Closing Date for cash and is so designated as Designated Preferred Stock, pursuant to an officer’s certificate of the Borrower, on the issuance date thereof, the cash proceeds of which are contributed to the capital of the Borrower and do not increase the amount available to make Restricted Payments permitted under clause (c)(ii) of the first paragraph of Section 7.05. “Discount Range” has the meaning specified in the definition of “Dutch Auction.” “Disinterested Director” means, with respect to any Affiliate Transaction, a member of the Board of Directors of the Borrower, Holdings or any Parent Holding Company having no material direct or indirect financial interest in or with respect to such Affiliate Transaction. A member of the Board of Directors of the Borrower, Holdings or any Parent Holding Company shall not be deemed to have such a financial interest by reason of such member’s holding Capital Stock of Holdings or any options, warrants or other rights in respect of such Capital Stock. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition of any property by any Person (including any sale and leaseback transaction and any issuance of Capital Stock by a Restricted Subsidiary of such Person), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith; provided, however, that “Disposition” and “Dispose” shall not be deemed to include any issuance by Holdings of any of its Capital Stock to another Person. “Disqualified Institution” means (a) each person identified as a “Disqualified Institution” on a list delivered to the Arrangers by the Borrower (or representatives thereof) prior to the Closing Date, (b) any Company Competitor identified on a list delivered to the Administrative Agent by the Borrower from time to time (which shall not become effective until the next Business Day after the date such identification is provided), (c) as to any entity referenced in each of clauses (a) and (b) above (the “Primary Disqualified Institution”), any of such Primary Disqualified Institution’s Affiliates readily identifiable as such by name, but excluding any Affiliate of any Company Competitor that is primarily engaged in, or that advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit or securities in the ordinary course and with respect to which the Primary Disqualified Institution does not, directly or indirectly, possess the power to direct or cause the direction of the investment policies of such entity; provided, that any designation of a Disqualified Institution shall not apply retroactively to disqualify any Person that has previously acquired an assignment or participation of the Loans. Notwithstanding the foregoing, any list of Disqualified Institutions shall only be required to be made available to any Lender, on a confidential basis only, upon written request by such Lender. For the purposes of clause (b) of this

28 definition, such list shall be made available to the Administrative Agent pursuant to Section 10.02. Notwithstanding the foregoing, the Borrower, by written notice to the Administrative Agent, may from time to time in its sole discretion remove any entity from the list of the Disqualified Institutions (or otherwise modify the list of the Disqualified Institutions to exclude any particular entity), and such entity removed or excluded from the list of the Disqualified Institutions shall no longer be a Disqualified Institution for any purpose under this Agreement or any other Loan Document. “Disqualified Stock” means, with respect to any Person, any Equity Interests of such Person that, by its terms (or by the terms of any security into which it is convertible or for which it is puttable, redeemable or exchangeable), in each case, at the option of the holder thereof or upon the happening of any event: (1) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than as a result of a change of control or asset sale; provided that any purchase requirement triggered thereby may not become operative until compliance with, in the case of an asset sale, the provisions of Section 7.04 or, in the case of a change of control, the repayment in full of the Obligations), (2) is convertible or exchangeable for Indebtedness or Disqualified Stock, or (3) is redeemable at the option of the holder thereof, in whole or in part, in each case prior to the date that is 91 days after the Latest Maturity Date of the Term Loans at the time of issuance of the respective Disqualified Stock; provided that only the portion of Equity Interests that so mature or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Stock; provided further that if such Equity Interests are issued to any employee or to any plan for the benefit of employees of the Borrower or its Subsidiaries or a direct or indirect parent of the Borrower or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Borrower or its Subsidiaries or a direct or indirect parent of the Borrower in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability; provided further that any class of Equity Interests of such Person that by its terms authorizes such Person to satisfy its obligations thereunder by delivery of Equity Interests that are not Disqualified Stock shall not be deemed to be Disqualified Stock. “Dollar” and “$” mean lawful money of the United States. “Dollar Equivalent” shall mean, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any currency other than Dollars, the equivalent amount thereof in Dollars as determined by the Administrative Agent at such time on the basis of the Spot Rate (determined in respect of the most recent date of determination) for the purchase of Dollars with such currency. “Domestic Subsidiary” means any Subsidiary of the Borrower that is organized under the laws of the United States, any state thereof or the District of Columbia. “Dutch Auction” means an auction (an “Auction”) conducted by Holdings or one of its Subsidiaries in order to purchase any Term Loans under a Tranche (the “Purchase”) in accordance with the following procedures or such other procedures as may be agreed to between the Administrative Agent and the Borrower:

29 (a) Notice Procedures. In connection with any Auction, the Borrower shall provide notification to the Administrative Agent (for distribution to the Appropriate Lenders) of the Term Loans under such Tranche that will be the subject of the Auction (an “Auction Notice”). Each Auction Notice shall be in a form reasonably acceptable to the Administrative Agent and shall specify (i) the total cash value of the bid, in a minimum amount of $10,000,000 with minimum increments of $2,000,000 in excess thereof (the “Auction Amount”) and (ii) the discounts to par, which shall be expressed as a range of percentages of the par principal amount of the Term Loans under such Tranche at issue (the “Discount Range”), representing the range of purchase prices that could be paid in the Auction. (b) Reply Procedures. In connection with any Auction, each applicable Lender may, in its sole discretion, participate in such Auction by providing the Administrative Agent with a notice of participation (the “Return Bid”) which shall be in a form reasonably acceptable to the Administrative Agent and shall specify (i) a discount to par that must be expressed as a price (the “Reply Discount”), which must be within the Discount Range, and (ii) a principal amount of the applicable Loans such Lender is willing to sell, which must be in increments of $2,000,000 or in an amount equal to such Lender’s entire remaining amount of the applicable Loans (the “Reply Amount”). Lenders may only submit one Return Bid per Auction. In addition to the Return Bid, each Lender wishing to participate in such Auction must execute and deliver, to be held in escrow by the Administrative Agent, an assignment and acceptance agreement in a form reasonably acceptable to the Administrative Agent. (c) Acceptance Procedures. Based on the Reply Discounts and Reply Amounts received by the Administrative Agent, the Administrative Agent, in consultation with the Borrower, will determine the applicable discount (the “Applicable Discount”) for the Auction, which shall be the lowest Reply Discount for which Holdings or its Subsidiary, as applicable, can complete the Auction at the Auction Amount; provided that, in the event that the Reply Amounts are insufficient to allow Holdings or its Subsidiary, as applicable, to complete a purchase of the entire Auction Amount (any such Auction, a “Failed Auction”), Holdings or such Subsidiary shall either, at its election, (i) withdraw the Auction or (ii) complete the Auction at an Applicable Discount equal to the highest Reply Discount. Holdings or its Subsidiary, as applicable, shall purchase the applicable Loans (or the respective portions thereof) from each applicable Lender with a Reply Discount that is equal to or greater than the Applicable Discount (“Qualifying Bids”) at the Applicable Discount; provided that if the aggregate proceeds required to purchase all applicable Loans subject to Qualifying Bids would exceed the Auction Amount for such Auction, Holdings or its Subsidiary, as applicable, shall purchase such Loans at the Applicable Discount ratably based on the principal amounts of such Qualifying Bids (subject to adjustment for rounding as specified by the Administrative Agent). Each participating Lender will receive notice of a Qualifying Bid as soon as reasonably practicable but in no case later than five (5) Business Days from the date the Return Bid was due. (d) Additional Procedures. Once initiated by an Auction Notice, Holdings or any of its Subsidiaries, as applicable, may not withdraw an Auction other than a Failed Auction. Furthermore, in connection with any Auction, upon submission by a Lender of a Qualifying Bid, such Lender will be obligated to sell the entirety or its allocable portion of the Reply Amount, as the case may be, at the Applicable Discount. The Purchase shall be consummated pursuant to and in accordance with Section 10.07 and, to the extent not otherwise provided herein, shall otherwise be consummated pursuant to procedures (including as to timing, rounding and minimum amounts, Interest Periods, and other notices by Holdings or such Subsidiary, as applicable) reasonably acceptable to the Administrative Agent and the Borrower.

30 “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Copy” shall have the meaning assigned to such term in Section 10.21. “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.07(b) (subject to receipt of such consents, if any, as may be required for the assignment of the applicable Loan and/or Commitments to such Person under Section 10.07(b)(iii)). “EMU” means the economic and monetary union as contemplated in the EU Treaty. “EMU Legislation” means the legislative measures of the EMU for the introduction of, changeover to, or operation of the Euro in one or more member states. “Environment” means ambient air, indoor air, surface water, groundwater, drinking water, land surface, sediments, and subsurface strata and natural resources, such as wetlands, flora and fauna. “Environmental Laws” means any and all applicable federal, state, local and foreign statutes, laws, including common law, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses or governmental restrictions relating to pollution, the protection of the Environment, human health (to the extent relating to exposure to Hazardous Materials) or safety, including those related to Hazardous Materials, air emissions and discharges to public pollution control systems. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, monitoring or oversight by a Governmental Authority, fines, penalties or indemnities) of the Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) any actual or alleged violation of any Environmental Law, (b) the generation, use, handling, transportation, storage or treatment of any Hazardous Materials, (c) human exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the Environment or (e) any contract, agreement or other binding consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

31 “Equal Priority Intercreditor Agreement” means the Equal Priority Intercreditor Agreement substantially in the form of Exhibit K among the Administrative Agent and the First Lien Administrative Agent, with such modifications thereto as the Administrative Agent may reasonably agree. On the Closing Date, the Administrative Agent will enter into the Equal Priority Intercreditor Agreement with the First Lien Administrative Agent and the other parties thereto. “Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any Capital Stock that arises only by reason of the happening of a contingency or any debt security that is convertible into, or exchangeable for, Capital Stock). “Equity Issuance” means any issuance by any Person to any other Person of (a) its Equity Interests for cash, (b) any of its Equity Interests pursuant to the exercise of options or warrants, (c) any of its Equity Interests pursuant to the conversion of any debt securities to equity or (d) any options or warrants relating to its Equity Interests. “ERISA” means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, each as amended or modified from time to time. “ERISA Affiliate” means any Person who together with any Loan Party is treated as a single employer within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code) or Section 4001 of ERISA. “ERISA Event” means (a) a Reportable Event with respect to a Plan; (b) the withdrawal of any Loan Party or any ERISA Affiliate from a Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Loan Party or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is insolvent (within the meaning of Section 4245 of ERISA); (d) the filing of a notice of intent to terminate or the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA, respectively, (e) the institution by the PBGC of proceedings to terminate a Plan or Multiemployer Plan; (f) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan; (g) the determination that any Plan is considered an at-risk plan within the meaning of Section 430 of the Code or Section 303 of ERISA; (h) the determination that any Multiemployer Plan is considered a plan in “endangered,” “critical,” or “critical and declining” status within the meaning of Section 432 of the Code or Section 305 of ERISA; (i) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Loan Party or any ERISA Affiliate; (j) the conditions for the imposition of a Lien under Section 430(k) of the Code or Section 303(k) of ERISA shall have been met with respect to any Plan or (k) any other event or condition with respect to a Plan or Multiemployer Plan that could result in liability of the Borrower or any Subsidiary. “Escrow” has the meaning specified in the definition of “Indebtedness”. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “EU Treaty” means the Treaty on European Union. “Euro” and “€” means the single currency of the Participating Member States introduced in accordance with the provisions of Article 109(i)4 of the EU Treaty.

32 “Event of Default” has the meaning specified in Section 8.01. “Excess Cash Flow” means, with respect to any Excess Cash Flow Period, an amount, not less than zero, equal to: (a) Consolidated Net Income of the Group Parties for such Excess Cash Flow Period, plus, without duplication: (i) all non-cash charges, losses and expenses (including, without limitation, taxes) of such Person or any of its Restricted Subsidiaries that were deducted in calculating such Consolidated Net Income (provided, in each case, that if any non-cash charge represents an accrual or reserve for cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from Excess Cash Flow in such future period); plus (ii) an amount equal to the sum of (A) the decrease in Working Capital of such Person during such period (measured as the excess, if any, of Working Capital at the beginning of such Excess Cash Flow Period minus Working Capital at the end of such Excess Cash Flow Period), if any, plus (B) the decrease in long-term accounts receivable of such Person and its Restricted Subsidiaries, if any (other than any such decreases contemplated by clauses (A) and (B) of this clause (ii) that are directly attributable to dispositions of a Person or business unit by Holdings and its Restricted Subsidiaries during such period); minus (b) the sum, without duplication (in each case, for the Borrower and the Restricted Subsidiaries on a consolidated basis), of: (i) to the extent not deducted as an ECF Deduction, repayments, prepayments, repurchases, redemptions and other cash payments made with respect to the principal of any Indebtedness (including principal representing capitalized interest) or the principal component of any Capitalized Lease Obligations of such Person or any of its Restricted Subsidiaries during such period (excluding voluntary and mandatory prepayments of Term Loans, but including all premium, make-whole or penalty payments paid in cash (to the extent such payments are not expensed during such period or are not deducted in calculating Consolidated Net Income and such payments are not otherwise prohibited under this Agreement) and all repayments with respect to revolving Indebtedness to the extent accompanied by a corresponding reduction in commitments); provided that, with respect to any mandatory prepayment of Indebtedness (other than, for the avoidance of doubt, Term Loans), such prepayments shall only be deducted pursuant to this clause (i) to the extent not deducted in the computation of net proceeds in respect of the asset disposition or condemnation giving rise thereto; plus (ii) (A) cash payments made by such Person or any of its Restricted Subsidiaries during such period in respect of Taxes (including distributions to any Parent Holding Company in respect of Taxes), to the extent such payments exceed the amount of tax expense deducted in calculating such Consolidated Net Income, and (B) cash payments that such Person or any of its Restricted Subsidiaries will be required to make in respect of Taxes (including distributions to any Parent Holding Company in respect of Taxes) within 180 days after the end of such period; provided that amounts described in this clause (B) will not reduce Excess Cash Flow in subsequent periods, and, to the extent not paid, will increase Excess Cash Flow in the subsequent period; plus

33 (iii) all cash payments and other cash expenditures made by such Person or any of its Restricted Subsidiaries during such period (A) with respect to items that were excluded in the calculation of such Consolidated Net Income pursuant to clauses (a) through (y) of the definition of “Consolidated Net Income” or (B) that were not expensed during such period in accordance with GAAP; plus (iv) all non-cash credits included in calculating such Consolidated Net Income (including insured or indemnified losses referred to in clauses (r) and (s) of the definition of “Consolidated Net Income” to the extent not reimbursed in cash during such period); plus (v) an amount equal to the sum of (A) the increase in the Working Capital of such Person during such period (measured as the excess, if any, of Working Capital at the end of such Excess Cash Flow Period minus Working Capital at the beginning of such Excess Cash Flow Period), if any, plus (B) the increase in long-term accounts receivable of such Person and its Restricted Subsidiaries, if any; plus (vi) cash payments made in satisfaction of noncurrent liabilities (excluding payments of Indebtedness for borrowed money) not made directly or indirectly using proceeds, payments or any other amounts available from events or circumstances that were not included in determining Consolidated Net Income during such period; plus (vii) to the extent not deducted in arriving at Consolidated Net Income, cash fees, expenses and purchase price adjustments incurred in connection with the Transactions, any acquisition consummated before or after the Closing Date or any Permitted Investment, Equity Issuance or debt issuance (whether or not consummated) and any Restricted Payment made to pay any of the foregoing incurred by Holdings; plus (viii) the amount of cash payments made in respect of pensions and other postemployment benefits in such period to the extent not deducted in arriving at such Consolidated Net Income; plus (ix) cash payments made by such Person or any of its Restricted Subsidiaries during such period in respect of items for which an accrual or reserve was established in a prior period, in each case to the extent such payments are not expensed during such period or are not deducted in calculating Consolidated Net Income. “Excess Cash Flow Period” means any fiscal year of Holdings, commencing with the fiscal year ending on December 31, 2023. “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder. “Exchange Agent” means (a) the Administrative Agent or (b) any other financial institution or advisor employed by the Borrower (whether or not an Affiliate of the Administrative Agent), after consultation with the Administrative Agent, to act as an arranger in connection with any Permitted Debt Exchange pursuant to Section 2.19; provided that the Borrower shall not designate the Administrative Agent as the Exchange Agent without the written consent of the Administrative Agent (it being understood that the Administrative Agent shall be under no obligation to agree to act as the Exchange Agent); provided further that neither the Borrower nor any of its Affiliates may act as the Exchange Agent.

34 “Excluded Contributions” means the net cash proceeds and Cash Equivalents, or the Fair Market Value of other assets, received by the Borrower after the Closing Date from: (1) contributions in the form of Equity Interests which are not Excluded Equity, and (2) the sale of Capital Stock (other than Excluded Equity) of the Borrower, in each case designated as Excluded Contributions pursuant to an officer’s certificate of a Responsible Officer, or that has been utilized to make a Restricted Payment pursuant to clause (2) of the second paragraph of Section 7.05. Excluded Contributions will be excluded from the calculation set forth in clause (c) of the first paragraph of Section 7.05. “Excluded Equity” means (i) Disqualified Stock, (ii) any Equity Interests issued or sold to a Restricted Subsidiary or any employee stock ownership plan or trust established by Holdings or any of its Subsidiaries or a direct or indirect parent of Holdings (to the extent such employee stock ownership plan or trust has been funded by Holdings or any Subsidiary or a direct or indirect parent of Holdings) and (iii) any Equity Interest that has already been used or designated (x) as (or the proceeds of which have been used or designated as) Designated Preferred Stock, an Excluded Contribution or Refunding Capital Stock, (y) to Incur Contribution Indebtedness or (z) to increase the amount available under clause (5)(a) of the second paragraph under Section 7.05 or clause (14) of the definition of “Permitted Investments” or is proceeds of Indebtedness referred to in clause (14)(b) of the second paragraph in Section 7.05. “Excluded Indebtedness” has the meaning specified in the definition of “Indebtedness.” “Excluded Information” has the meaning specified in Section 10.07(j). “Excluded Property” means, with respect to any Loan Party, (a) (i) any fee-owned real property not constituting Material Real Property, any real property leasehold or subleasehold interests and (ii) any fee-owned real property (whether already mortgaged, or required or intended to be mortgaged, at any time of determination) located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a “special flood hazard area” or such property or mortgage thereon would be subject to any flood insurance due diligence (other than due diligence to determine whether such property is located in a special flood hazard area), flood insurance requirements or compliance with any flood insurance laws (it being agreed that (A) if it is subsequently determined that any such real property subject to, or otherwise required or intended to be subject to, a mortgage is or might be located in a flood hazard area, such property shall be deemed to constitute Excluded Property until a determination is made that such property is not located in a flood hazard area and does not require flood insurance, and (B) if there is an existing mortgage on such property, such mortgage shall be released if located in a special flood hazard area and would require flood insurance or if it cannot determined whether such fee owned real property is located in a special flood hazard area or would require flood insurance if the time or information necessary to make such determination would (as determined by the Borrower in good faith) delay or impair the intended date of funding any Loan or effectiveness of any amendment or supplement under this Agreement), (b) any motor vehicle, airplane or other asset subject to a certificate of title (other than to the extent a security interest therein can be perfected by filing an “all assets” UCC-1 financing statement and without the requirement to list any VIN, serial or similar number), (c) assets to the extent granting a security interest in such assets could reasonably be expected to result in material adverse tax consequences to the Borrower, Holdings or any of the Restricted Subsidiaries or Parent Holding Companies (other than the grant of security by Holdings or any Restricted Subsidiary of the Borrower that is a Loan Party as of the Closing Date), or material adverse regulatory consequences, in each case, as determined by the Borrower in good faith, (d) pledges of, and security interests in, certain assets, in favor

35 of the Collateral Agent which are prohibited by applicable Law or would require obtaining the consent of any governmental authority; provided that (i) any such limitation described in this clause (d) on the security interests granted shall only apply to the extent that any such prohibition is not rendered ineffective pursuant to the Uniform Commercial Code of any applicable jurisdiction and shall not apply to any proceeds or receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code of any applicable jurisdiction notwithstanding such prohibition and (ii) in the event of the termination or elimination of any such prohibition contained in any applicable Law or to the extent such consent is obtained, a security interest in such assets shall be automatically and simultaneously granted under the applicable Collateral Documents and such asset shall be included as Collateral, (e) subject to the FACA Requirement, any governmental or regulatory licenses or state or local franchises, charters, consent, permits and authorizations, to the extent security interests in favor of the Collateral Agent in such licenses, franchises, charters, consents, permits or authorizations are prohibited or restricted thereby or by applicable law, in each case, except to the extent such prohibition is unenforceable after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code of any applicable jurisdiction and other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code of any applicable jurisdiction notwithstanding such prohibition; provided (i) any such limitation described in this clause (e) on the security interests granted shall only apply to the extent that any such prohibition could not be rendered ineffective pursuant to the Uniform Commercial Code of any applicable jurisdiction or any other applicable Law or principles of equity and shall not apply to any proceeds or receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code of any applicable jurisdiction notwithstanding such prohibition and that in the event of the termination or elimination of any such prohibition or restriction contained in any applicable license, franchise, charter or authorization, or under applicable law, a security interest in such licenses, franchises, charters or authorizations shall be automatically and simultaneously granted under the applicable Collateral Documents and such licenses, franchises, charters, permits, consents or authorizations shall be included as Collateral, (f) Equity Interests in (A) any Person (other than the Borrower and Wholly Owned Restricted Subsidiaries of Holdings that are not Immaterial Subsidiaries), (B) any not-for-profit Subsidiary, (C) any Captive Insurance Subsidiary, (D) any Receivables Subsidiary or special purpose securitization vehicle (or similar entity), (E) any broker-dealer Subsidiary, (F) Subsidiaries that are special purpose entities (the entities in subclauses (B), (C), (D), (E) and (F) of this clause (f), each, a “Limited Purpose Subsidiary”), (G) any Unrestricted Subsidiary, (H) any Person which is acquired after the date hereof to the extent and for so long as such Equity Interests are pledged in respect of Acquired Indebtedness and such pledge constitutes a Permitted Lien and does not permit the grant of a security interest on such Equity Interests and (I) any Person that is an Excluded Subsidiary pursuant to clause (e) of the definition of “Excluded Subsidiary”, (g) subject to the FACA Requirement, any general intangible and any lease, license, permit or other agreement or any property or right subject thereto (including pursuant to a purchase money security interest, Capitalized Lease Obligation or similar arrangement, in each case permitted to be incurred under this Agreement or, in the case of after-acquired property, pre-existing secured debt not incurred in anticipation of the acquisition by the applicable Loan Party of such property), to the extent that a grant of a security interest therein would violate or invalidate such item or create a right of termination in favor of any other party thereto (other than a Loan Party), in each case, except to the extent such prohibition is unenforceable after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code of any applicable jurisdiction and other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code of any applicable jurisdiction notwithstanding such prohibition, (h) “intent-to-use” trademark applications prior to the filing of a “Statement of Use” or “Amendment to Allege Use” filing, (i) receivables and related assets (or interests therein) (A) sold to any Receivables Subsidiary or (B) otherwise pledged, factored, transferred or sold in connection with any Receivables Financing, (j) Equity Interests in excess of 65% of the Capital Stock of any first-tier Subsidiary that is a (A) a Controlled Foreign Subsidiary or (B) a FSHCO, (k) trust accounts holding funds for third parties, payroll accounts and escrow accounts holding

36 funds for third parties, in each case, as long as each such account is used solely for such purpose, (l) cash to secure letter of credit reimbursement obligations and such pledge constitutes a Permitted Lien, (m) Margin Stock, (n) leasehold or subleasehold interests to the extent a security interest in respect thereof cannot be perfected by filing an “all-assets” UCC-1 financing statement, (o) letter of credit rights, except to the extent constituting a supporting obligation for other Collateral as to which perfection of the security interest therein is accomplished by the filing of a UCC-1 financing statement, (p) all commercial tort claims that are not expected to result in a judgment or settlement payment in excess of $10,000,000 (as determined by the Borrower in good faith), (q) cash and Cash Equivalents (other than cash and Cash Equivalents representing identifiable proceeds of other “Collateral” a security interest in which is perfected through the filing of a UCC-1 financing statement or automatically without filing), and any deposit, commodity or securities account (including any securities entitlement and any related asset) (in each case, except to the extent a security interest therein can be perfected through the filing of a UCC-1 financing statement or automatically without a filing), (s) any assets or property located or titled in any jurisdiction outside the U.S. and held by any Loan Party, to the extent a security interest in respect thereof cannot be perfected by filing an “all-assets” UCC-1 financing statement or the delivery of certificates or instruments otherwise required pursuant to the terms of the Loan Documents or automatically without a filing (provided that this clause (s) shall not apply to (x) the assets of any Loan Party that is a Foreign Subsidiary to the extent such assets or property are located in jurisdictions outside the U.S. that are agreed between the Borrower and the Administrative Agent, and (y) the Equity Interests of any Foreign Subsidiary that is a Guarantor); provided that Excluded Property shall not include any assets of any Loan Party which secure (or purport to secure) the Existing First Lien Obligations. Other assets shall be deemed to be “Excluded Property” if the Borrower and the Administrative Agent mutually and reasonably determine in good faith that the burden or cost of obtaining or perfecting a security interest in such assets (including, without limitation, the cost of title insurance, surveys or flood insurance (if necessary)) outweighs the benefit to the Lenders of the security afforded thereby. Notwithstanding anything herein or the Collateral Documents to the contrary, Excluded Property shall not include any Proceeds (as defined in the UCC), substitutions or replacements of any Excluded Property (unless such Proceeds, substitutions or replacements would otherwise constitute Excluded Property referred to above). “Excluded Subsidiary” means any direct or indirect Subsidiary of the Borrower that is (a) an Unrestricted Subsidiary, (b) a non-Wholly-Owned Subsidiary, (c) an Immaterial Subsidiary, (d) a FSHCO, (e) established or created pursuant to clause (14)(g) of the second paragraph of Section 7.05 and meeting the requirements of the proviso thereto; provided that such Subsidiary shall only be an Excluded Subsidiary for the period immediately prior to such acquisition, (f) a Foreign Subsidiary and any Subsidiary of a Controlled Foreign Subsidiary; (g) a Subsidiary that is prohibited by applicable Law from guaranteeing the Facilities, or which would require governmental (including regulatory) consent, approval, license or authorization to provide a guarantee (including, for the avoidance of doubt, Laws relating to financial assistance, corporate benefit, thin capitalization, capital maintenance, liquidity maintenance or similar legal principles, restrictions on upstreaming and/or cross-streaming of cash intra- group and Laws relating to the fiduciary and/or statutory duties of the Board of Directors of Holdings and/or any of its Subsidiaries) unless, such consent, approval, license or authorization has been received; provided that none of Holdings or is Restricted Subsidiaries shall have any obligation to obtain such consent, approval, license or authorization, (h) a Subsidiary that is prohibited from guaranteeing the Facilities by any Contractual Obligation in existence on the Closing Date (but not entered into in contemplation thereof) and for so long as any such Contractual Obligation exists (or, in the case of any newly-acquired Subsidiary, in existence at the time of acquisition thereof but not entered into in contemplation thereof and for so long as any such Contractual Obligation exists), (i) a Person (other than Holdings or a Restricted Subsidiary of the Borrower that is a Subsidiary of any Loan Party as of the Closing Date) whose guarantee of the Facilities would result in material adverse tax consequences to the Borrower, Holdings or any of the Restricted Subsidiaries or Parent Holding Companies, as determined by the Borrower in good faith, (j) any Limited Purpose Subsidiary, (k) any Restricted Subsidiary acquired by

37 Holdings or any of the Restricted Subsidiaries after the Closing Date that, at the time of the relevant acquisition, is an obligor in respect of assumed Indebtedness that is permitted under this Agreement, and any Restricted Subsidiary thereof that guarantees such Indebtedness, in each case, to the extent (and for so long as) the documentation governing the applicable assumed Indebtedness or guaranty thereof prohibits such Subsidiary from becoming a Guarantor so long as such restriction was not incurred in contemplation of such acquisition, and (l) any other Subsidiary with respect to which, in the good faith and mutual determination of the Borrower and the Administrative Agent, the burden or cost of guaranteeing the Facilities outweighs the benefits to be obtained by the Lenders therefrom; provided that the Borrower may from time to time elect to cause any Excluded Subsidiary (in the case of any Foreign Subsidiary, with the consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed)) to become a Guarantor upon notice to the Administrative Agent; provided further that if a Subsidiary executes the Subsidiary Guaranty as a “Subsidiary Guarantor,” then it shall not constitute an “Excluded Subsidiary” (unless released from its obligations under the Subsidiary Guaranty as a “Subsidiary Guarantor” in accordance with the terms hereof and thereof). “Excluded Swap Obligation” means, with respect to any Guarantor, (a) any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation, or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (i) by virtue of such Guarantor’s failure to constitute an “eligible contract participant,” as defined in the Commodity Exchange Act and the regulations thereunder (determined after giving effect to any applicable keepwell, support, or other agreement for the benefit of such Guarantor), at the time the guarantee of (or grant of such security interest by, as applicable) such Guarantor becomes or would become effective with respect to such Swap Obligation or (ii) in the case of a Swap Obligation that is subject to a clearing requirement pursuant to section 2(h) of the Commodity Exchange Act, because such Guarantor is a “financial entity,” as defined in section 2(h)(7)(C) the Commodity Exchange Act, at the time the guarantee of (or grant of such security interest by, as applicable) such Guarantor becomes or would become effective with respect to such Swap Obligation or (b) any other Swap Obligation designated as an “Excluded Swap Obligation” of such Guarantor as specified in any agreement between the relevant Loan Parties and Hedge Bank applicable to such Swap Obligation. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by such Recipient’s net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax or (ii) that are Other Connection Taxes, (b) in the case of a Lender, any U.S. federal withholding Taxes imposed pursuant to a Law in effect on the date on which such Lender becomes a party hereto (other than pursuant to a request by any Loan Party under Section 3.08) or changes its lending office, except in each case to the extent that, pursuant to Section 3.01, additional amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changes its lending office, (c) Taxes attributable to such Recipient’s failure to comply with 3.01(g)Error! Reference source not found., (d) any Taxes imposed under FATCA, (e) U.S. federal backup withholding Taxes under Section 3406 of the Code and (f) Other Connection Taxes that are excluded from the definition of Other Taxes. “Existing ABL Credit Agreement” means that certain ABL Credit Agreement, dated as of June 29, 2018, among the Borrower, Holdings, the Lenders (as defined therein) party thereto and Ally Bank, as administrative agent, collateral agent and swingline lender, as amended by First Amendment to ABL Credit Agreement, dated as of May 17, 2019, Second Amendment to ABL Credit Agreement, dated as of

38 May 17, 2021, Third Amendment to ABL Credit Agreement, dated as of December 6, 2021, Fourth Amendment to ABL Credit Agreement, dated as of July 5, 2022 and Fifth Amendment to ABL Credit Agreement, dated as of September 21, 2022, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time. “Existing First Lien Administrative Agent” means Royal Bank of Canada, in its capacity as administrative agent under the Existing First Lien Credit Agreement. “Existing First Lien Credit Agreement” means that certain First Lien Credit Agreement, dated as of December 6, 2021, among the Borrower, Holdings, the lenders party thereto and the First Lien Administrative Agent, as amended by that certain Amendment No. 1 to First Lien Credit Agreement, dated as of July 5, 2022, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time. “Existing First Lien Facility” means the term loan facility under the Existing First lien Credit Agreement or any amendment, supplement, modification, substitution, replacement, restatement or refinancing thereof, in whole or in part, pursuant to a Permitted Refinancing from time to time, in each case as and to the extent permitted by this Agreement and the Equal Priority Intercreditor Agreement. “Existing First Lien Loan Documents” means collectively, (i) the Existing First Lien Credit Agreement and (ii) the security documents, intercreditor agreements, guarantees, joinders and other agreements or instruments executed in connection with the Existing First Lien Credit Agreement or such other agreements, in each case, as amended, modified, supplemented, substituted, replaced, restated or refinanced, in whole or in part, pursuant to a Permitted Refinancing from time to time, in each case as and to the extent permitted by this Agreement and the Existing First Lien Credit Agreement. “Existing First Lien Loan Parties” has the meaning assigned to the term “Loan Parties” in the Existing First Lien Credit Agreement. “Existing First Lien Obligations” means all Indebtedness and other obligations of the Borrower and any other Existing First Lien Loan Parties outstanding under or pursuant to the Existing First Lien Loan Documents, together with guarantees thereof that are secured, or intended to be secured, under the Existing First Lien Loan Documents, including any direct or indirect, absolute or contingent, interest and fees that accrue after the commencement by or against the Borrower or any Existing First Lien Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, and any obligations under a Secured Hedge Agreement or a Secured Cash Management Agreement (in each case, as defined in the Existing First Lien Credit Agreement) that are secured pursuant to the Existing First Lien Loan Documents. “Existing Lender Assignment” means an assignment of, as applicable, (x) Commitments under a Term Facility, a Specified Refinancing Term Loan Facility or a New Term Facility or (y) Term Loans, Specified Refinancing Term Loans and New Term Loans, in each case to an existing Lender, an Affiliate of an existing Lender or an Approved Fund thereof (other than any Disqualified Institution). “Existing Letters of Credit” has the meaning specified in Section 2.03(m). “Existing Second Lien Credit Agreement” means that certain Second Lien Credit Agreement, dated as of December 6, 2021, by and among, the Borrower, Holdings, the lenders from time to time party thereto and Royal Bank of Canada, as administrative agent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

39 “Extendable Bridge Loans” means any bridge loan which provides for an automatic extension of the maturity thereof, subject to customary conditions, to a date that is not earlier than the Latest Maturity Date of the Initial Term Loan Facility and the Weighted Average Life to Maturity of the long-term debt into which such bridge loan is to be converted or exchanged is not shorter than the remaining Weighted Average Life to Maturity of the Initial Term Loan Facility or any Indebtedness that is being refinanced with the proceeds of such Extendable Bridge Loans, as applicable. “FACA” means the Assignment of Claims Act of 1940 (41 U.S.C. Section 15, 31 U.S.C. Section 3737, and 31 U.S.C. Section 3727) including all amendments thereto and regulations promulgated thereunder. “FACA Requirement” has the meaning specified in Section 6.20. “FACA Requirement Documents” means all documents, instruments and assignments, as may be reasonably requested by the Collateral Agent to comply with FACA in its reasonable discretion. “Facility” means the Term Facilities or the Revolving Credit Facility, as the context may require. “Failed Auction” has the meaning specified in the definition of “Dutch Auction.” “Fair Market Value” means, with respect to any asset or property, the price that could be negotiated in an arm’s-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction (as determined in good faith by the Borrower, whose determination will be conclusive for all purposes under the Loan Documents). “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future Treasury regulations or official administrative interpretations thereof, any agreements entered into pursuant to current Section 1471(b)(1) of the Code (or any amended or successor version described above) and any intergovernmental agreements implementing the foregoing (together with any Laws implementing such agreements). “Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “Financial Covenants” has the meaning specified in Section 7.08. “Financial Incurrence Test” has the meaning specified in Section 1.11(b). “Financial Model” means the model made available by or on behalf of the Company to the Administrative Agent on January 10, 2023. “First Lien Obligations” shall mean any Indebtedness secured by Liens on the Collateral ranking pari passu to the Liens on the Collateral securing the Initial Term Loans or Revolving Credit Loans (but without regard to the control of remedies).

40 “Fixed Amounts” has the meaning specified in Section 1.11(b). “Floor” means a rate per annum equal to 0.0%. “Foreign Casualty Event” shall have the meaning assigned to such term in Section 2.05(b)(viii). “Foreign Disposition” shall have the meaning assigned to such term in Section 2.05(b)(viii). “Foreign Lender” means a lender that is not a U.S. Person. “Foreign Subsidiary” means any direct or indirect Subsidiary of the Borrower that is not a Domestic Subsidiary. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender, such Defaulting Lender’s Pro Rata Share of the outstanding Swingline Loans and L/C Obligations (other than L/C Obligations and Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Non-Defaulting Lenders or Cash Collateralized in accordance with the terms hereof). “FSHCO” means any direct or indirect Subsidiary of the Borrower that owns, directly or indirectly, no material assets other than Capital Stock (or, if applicable, Capital Stock and indebtedness) of one or more Controlled Foreign Subsidiaries or another FSHCO. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business. “GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession (but excluding the policies, rules and regulations of the SEC applicable only to public companies); provided that the Borrower may at any time elect by written notice to the Administrative Agent to use IFRS in lieu of GAAP for financial reporting purposes and, upon any such notice, references herein to GAAP shall thereafter be construed to mean (a) for periods beginning on and after the date specified in such notice, IFRS as in effect from time to time and (b) for prior periods, GAAP as defined in this sentence without giving effect to the proviso thereto. All ratios and computations based on GAAP contained in this Agreement shall be computed in conformity with GAAP. “General Asset Sale Basket” has the meaning set forth in Section 7.04(2). “General Debt Basket” has the meaning specified in Section 7.01(l). “Government Contract” means an agreement, contract or license to which any Loan Party and the United States or any of its departments, agencies or instrumentalities are parties. “Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or

41 administrative powers or functions of or pertaining to government, including any applicable supranational bodies (such as the European Union or the European Central Bank). “Granting Lender” has the meaning specified in Section 10.07(g). “Group Parties” means the collective reference to the Borrower and the Restricted Subsidiaries, and “Group Party” means any one of them. “Guarantee” means, as to any Person, without duplication, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part) or (b) any Lien on any assets of such Person securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or other monetary obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary or reasonable indemnity obligations in effect on the Closing Date, or entered into in connection with any acquisition or Disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guarantors” means, collectively, Holdings and, as of the Closing Date, the Subsidiaries of the Borrower listed on Schedule 1 and each other Subsidiary of the Borrower that executes and delivers a Guaranty or guaranty supplement pursuant to the Guaranty, Sections 6.12 or 6.16, unless it has ceased to be a Guarantor pursuant to the terms hereof. “Guaranty” means, collectively, the Holdings Guaranty and the Subsidiary Guaranty. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, materials or wastes, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, toxic mold, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other toxic substances, materials or wastes of any nature regulated pursuant to any Environmental Law. “Hedge Bank” means any Person in its capacity as a party to a Swap Contract that, (a) at the time it enters into a Swap Contract, is an Agent, a Lender or an Affiliate of an Agent or a Lender, or (b) at the time it (or its Affiliate) becomes an Agent or a Lender, is a party to a Swap Contract, in each case, in its capacity as a party to such Swap Contract (even if such Person ceases to be an Agent or a Lender or such Person’s Affiliate ceased to be an Agent or Lender); provided that no Hedge Bank shall have any rights in

42 connection with the terms of the Loan Documents or management or release of Collateral or the obligations of any Loan Party under the Loan Documents, other than in its capacity as a Lender or an Agent. “Historical Financial Statements” means (x) the audited balance sheet and the corresponding audited statement of income of Vertex Holdings for the fiscal year ended December 31, 2021 and (y) the unaudited balance sheet and statement of income for the fiscal quarters ended March 31, 2022, June 30, 2022 and September 30, 2022. “Holdings” has the meaning specified in the introductory paragraph to this Agreement. “Holdings Guaranty” means the Holdings Guaranty made by Holdings in favor of the Administrative Agent on behalf of the Secured Parties, substantially in the form of Exhibit E-1. “Honor Date” has the meaning specified in Section 2.03(d). “IFRS” means the International Financial Reporting Standards as issued by the International Accounting Standards Board. “Immaterial Subsidiary” means any Subsidiary of the Borrower that, as of the last day of the Test Period most recently then ended, does not have (a) assets (when combined with the assets of all other Immaterial Subsidiaries, after eliminating intercompany obligations) in excess of 5.0% of Consolidated Net Tangible Assets of the Group Parties or (b) Consolidated EBITDA (when combined with the Consolidated EBITDA of all other Immaterial Subsidiaries) in excess of 5.0% of the Consolidated EBITDA of the Group Parties; provided that, at all times prior to the first delivery of financial statements pursuant to Section 6.01(a) or (b), this definition shall be applied based on the pro forma consolidated financial statements of the Group Parties delivered to the Administrative Agent prior to the date hereof. “Immediate Family Member” means with respect to any individual, such individual’s child, stepchild, grandchild or more remote descendant, parent, stepparent, grandparent, spouse, former spouse, domestic partner, former domestic partner, sibling, mother-in-law, father-in-law, son-in-law or daughter- in-law (including adoptive relationships), any trust, partnership or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing individuals, such individual’s estate (or an executor, administrator, heir or legatee, in each case, acting on their behalf) or any private foundation or fund that is controlled by any of the foregoing individuals or any donor-advised fund of which any such individual is the donor. “Increase Effective Date” has the meaning specified in Section 2.14(c). “Incremental Amounts” means the amount of any unused commitments under the applicable refinanced Indebtedness, Disqualified Stock or Preferred Stock and any accrued interest, fees, defeasance costs and premium (including call and tender premiums), if any, under the refinanced Indebtedness, Disqualified Stock or Preferred Stock, and underwriting discounts, fees, commissions and expenses (including original issue discount, upfront fees and similar items) in connection with the refinancing of the applicable Indebtedness, Disqualified Stock or Preferred Stock and the incurrence or issuance of the applicable refinancing Indebtedness, Disqualified Stock or Preferred Stock in connection therewith. “Incremental Arranger” has the meaning specified in Section 2.14(a). “Incremental Equivalent Cash Component Debt” has the meaning specified in the first paragraph of Section 7.01.

43 “Incremental Equivalent Debt” has the meaning specified in the first paragraph of Section 7.01. “Incremental Equivalent Prepayment Component Debt” has the meaning specified in the first paragraph of Section 7.01. “Incremental Equivalent Ratio Component Debt” has the meaning specified in the first paragraph of Section 7.01. “Incur” means, with respect to any Indebtedness, Capital Stock or Lien, to issue, assume, guarantee, incur or otherwise become liable for such Indebtedness, Capital Stock or Lien, as applicable; provided that any Indebtedness, Capital Stock or Lien of a Person existing at the time such Person becomes a Subsidiary (whether by merger, amalgamation, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Person at the time it becomes a Subsidiary. “Incurrence-Based Amounts” has the meaning specified in Section 1.11(b). “Indebtedness” means, with respect to any Person, without duplication: (a) the principal of any indebtedness of such Person, whether or not contingent, (i) in respect of borrowed money, (ii) evidenced by bonds, notes, debentures or similar instruments or letters of credit or bankers’ acceptances (or, without duplication, reimbursement agreements in respect thereof), (iii) representing the deferred and unpaid purchase price of any property, (iv) in respect of Capitalized Lease Obligations or (v) representing any Swap Contracts, in each case, if and to the extent that any of the foregoing Indebtedness (other than letters of credit and Swap Contracts) would appear as a liability on a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP; (b) to the extent not otherwise included, any guarantee by such Person of the Indebtedness of another Person (other than by endorsement of negotiable instruments for collection in the ordinary course of business); and (c) to the extent not otherwise included, Indebtedness of another Person secured by a Lien on any asset owned by such Person (whether or not such Indebtedness is assumed by such Person); provided, however, that the amount of such Indebtedness will be the lesser of: (a) the Fair Market Value of such asset at such date of determination, and (b) the amount of such Indebtedness of such other Person. The term “Indebtedness” shall not include any prepayments of deposits received from clients or customers in the ordinary course of business or consistent with past practices, or obligations under any license, permit or other approval (or guarantees given in respect of such obligations) Incurred prior to the Closing Date or in the ordinary course of business or consistent with past practices. Notwithstanding the above provisions, in no event shall the following constitute Indebtedness: (i) Contingent Obligations Incurred in the ordinary course of business or consistent with past practices; (ii) obligations under or in respect of Receivables Financings; (iii) any balance that constitutes a trade payable, accrued expense or similar obligation to a trade creditor, in each case Incurred in the ordinary course of business;

44 (iv) intercompany liabilities that would be eliminated on the consolidated balance sheet of Holdings and its consolidated Subsidiaries; (v) prepaid or deferred revenue arising in the ordinary course of business; (vi) Cash Management Services; (vii) any earn out obligation, purchase price adjustment or similar obligation until such obligation becomes a liability on the balance sheet (excluding the footnotes thereto) in accordance with GAAP and is not paid within 30 days after becoming due and payable; (viii) obligations, to the extent such obligations would otherwise constitute Indebtedness, under any agreement that have been defeased or satisfied and discharged pursuant to the terms of such agreement; (ix) for the avoidance of doubt, any obligations in respect of workers’ compensation claims, early retirement or termination obligations, deferred compensatory or employee or director equity plans, pension fund obligations or contributions or similar claims, obligations or contributions or social security or wage taxes; (x) Capital Stock (other than Disqualified Stock and Preferred Stock); (xi) Non-Finance Lease Obligations; or (xii) any obligations of Borrower and its Restricted Subsidiaries to any Seller Guarantor (as defined in the Sky Purchase Agreement) in respect of Business Guarantees (as defined in the Sky Purchase Agreement) pursuant to the Sky Purchase Agreement, and any obligation of Borrower and its Restricted Subsidiaries in respect of Seller Guarantees (as defined in the Sky Purchase Agreement) that are reimbursable to the Borrower or its Restricted Subsidiaries pursuant to the Sky Purchase Agreement. Subject to Section 1.02(i), Indebtedness will not be deemed to include obligations (“Escrowed Obligations”) Incurred in advance of, and the proceeds of which are to be applied in connection with, the consummation of a transaction solely to the extent the proceeds thereof are and continue to be held in an escrow, trust, collateral or similar account or arrangement (collectively, an “Escrow”) and are not otherwise made available to such Person (such indebtedness, “Excluded Indebtedness”). From and after the date on which any Escrow is established and prior to the date on which the proceeds in which such Escrow have been fully released to Holdings, any other Person or otherwise, for the purposes of determining whether any Indebtedness is permitted to be Incurred under this Agreement, such determination shall be made on a Pro Forma Basis assuming the release of proceeds under the Escrow, the use of proceeds thereof (and the consummation of the associated transactions) and the inclusion of the Excluded Indebtedness. “Indemnified Liabilities” has the meaning specified in Section 10.05. “Indemnified Taxes” means (a) all Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), all Other Taxes. “Indemnitees” has the meaning specified in Section 10.05.

45 “Independent Financial Advisor” means an accounting, appraisal or investment banking firm or consultant, in each case of nationally recognized standing that is, in the good faith determination of the Borrower, qualified to perform the task for which it has been engaged. “Information” has the meaning specified in Section 10.08. “Initial Term Borrowing” means a borrowing consisting of simultaneous Initial Term Loans of the same Type and, in the case of SOFR Loans, having the same Interest Period made by each of the Term Lenders pursuant to Section 2.01(a), in each case, on the Closing Date. “Initial Term Commitment” means, as to each Term Lender, its obligation to make Initial Term Loans to the Borrower pursuant to Section 2.01(a) in an aggregate principal amount not to exceed the amount set forth opposite such Term Lender’s name on Schedule 2.01 under the caption “Initial Term Commitment” as such amount may be adjusted from time to time in accordance with this Agreement. The initial aggregate amount of the Initial Term Commitments is $250,000,000. “Initial Term Loans” has the meaning specified in Section 2.01(a). “Initial Term Loan Facility” means the Term Facility in respect of the Initial Term Loans. “Intercompany License Agreement” means any cost sharing agreement, commission or royalty agreement, license or sub-license agreement, distribution agreement, services agreement, intellectual property rights transfer agreement or any related agreements, in each case where all the parties to such agreement are one or more of the Borrower and any Restricted Subsidiary thereof. “intellectual property” means intellectual property, including all (a) patents, inventions, industrial designs, processes, developments, technology, and know-how; (b) copyrights and works of authorship in any media, including graphics, advertising materials, labels, package designs, and photographs; (c) trademarks, service marks, trade names, brand names, corporate names, domain names, logos, trade dress, and other source indicators, and the goodwill of any business symbolized thereby; and (d) trade secrets, confidential, proprietary, or non public information. “Intellectual Property Security Agreement” means, collectively, the intellectual property security agreement substantially in the form of Exhibit B to the Security Agreement, dated the date of this Agreement, together with each other intellectual property security agreement or Intellectual Property Security Agreement Supplement executed and delivered pursuant to Section 6.12, Section 6.14 or Section 6.16. “Intellectual Property Security Agreement Supplement” means, collectively, any intellectual property security agreement supplement entered into in connection with, and pursuant to the terms of, any Intellectual Property Security Agreement. “Intercompany Note” means an intercompany note, in substantially the form of Exhibit H hereto, or otherwise in form and substance reasonably satisfactory to the Administrative Agent and the Borrower. “Interest Coverage Covenant” has the meaning specified in Section 7.08. “Interest Payment Date” means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided, however, that if any Interest Period for a SOFR Loan exceeds three (3) months, the respective dates that fall every three (3) months after the beginning of such Interest Period shall also be

46 Interest Payment Dates; and (b) as to any Base Rate Loan (including any Swingline Loan), the last Business Day of each March, June, September and December, and the Maturity Date of the Facility under which such Loan was made, commencing March 31, 2023. “Interest Period” means, as to each SOFR Loan, the period commencing on the date such SOFR Loan is disbursed or converted to or continued as a SOFR Loan and ending on the date one (1), three (3) or six (6) months thereafter as the Borrower may elect; as selected by the Borrower in a Committed Loan Notice; provided that: (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (c) no Interest Period shall extend beyond the scheduled Maturity Date of the Facility under which such Loan was made; provided further that the Interest Period for any Borrowing to be made on the Closing Date (which Interest Period shall commence on the Closing Date) may end on March 31, 2023. “Investment” means, with respect to any Person, (i) all investments by such Person in other Persons (including Affiliates) in the form of (a) loans (including guarantees of Indebtedness), (b) advances or capital contributions (excluding accounts receivable, trade credit and advances or other payments made to customers, dealers, suppliers and distributors and payroll, commission, travel and similar advances to officers, directors, managers, employees consultants and independent contractors made in the ordinary course of business), and (c) purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities issued by any other Person and (ii) investments that are required by GAAP to be classified on the balance sheet of the Borrower in the same manner as the other investments included in clause (i) of this definition to the extent such transactions involve the transfer of cash or other property; provided that Investments shall not include, in the case of the Borrower and the Restricted Subsidiaries, intercompany loans, advances, or Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business. If the Borrower or any Restricted Subsidiary sells or otherwise disposes of any Equity Interests of any Restricted Subsidiary, or any Restricted Subsidiary issues any Equity Interests, in either case, such that, after giving effect to any such sale or disposition, such Person is no longer a Subsidiary of the Borrower, the Borrower shall be deemed to have made an Investment on the date of any such sale or other disposition equal to the Fair Market Value of the Equity Interests of and all other Investments in such Restricted Subsidiary retained. In no event shall a guarantee of an operating lease or Non-Financing Lease Obligations of the Borrower or any Restricted Subsidiary be deemed an Investment. For purposes of the definition of “Unrestricted Subsidiary” and Section 7.05: (1) “Investments” shall include the portion (proportionate to the Borrower’s equity interest in such Subsidiary) of the Fair Market Value of the net assets of a Subsidiary of the Borrower at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Borrower shall be deemed to continue to have a permanent “Investment” in an Unrestricted Subsidiary in an amount (if positive) equal to:

47 (a) the Borrower’s “Investment” in such Subsidiary at the time of such redesignation; less (b) the portion (proportionate to the Borrower’s equity interest in such Subsidiary) of the Fair Market Value of the net assets of such Subsidiary at the time of such redesignation; and (2) any property transferred to or from an Unrestricted Subsidiary shall be valued at its Fair Market Value at the time of such transfer. The amount of any Investment outstanding at any time (including for purposes of calculating the amount of any Investment outstanding at any time under any provision of Section 7.05 and otherwise determining compliance with Section 7.05) shall be the original cost of such Investment (determined, in the case of any Investment made with assets of the Borrower or any Restricted Subsidiary, based on the Fair Market Value of the assets invested and without taking into account subsequent increases or decreases in value), reduced by any dividend, distribution, interest payment, return of capital, repayment or other amount received in cash by the Borrower or a Restricted Subsidiary in respect of such Investment and shall be net of any Investment by such Person in the Borrower or any Restricted Subsidiary. “Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or an equivalent rating by any other “nationally recognized statistical rating organization” within the meaning of Section 3 under the Exchange Act selected by the Borrower as a replacement agency for Moody’s or S&P, as the case may be. “Investment Grade Securities” means: (1) securities issued or directly and guaranteed or insured by the U.S. government or any agency or instrumentality thereof (other than Cash Equivalents), (2) securities that have an Investment Grade Rating, but excluding any debt securities or instruments constituting loans or advances among the Borrower and its Subsidiaries, (3) investments in any fund that invests at least 95.0% of its assets in investments of the type described in clauses (1) and (2) above and clause (4) below which fund may also hold immaterial amounts of cash pending investment and/or distribution, and (4) corresponding instruments in countries other than the United States customarily utilized for high quality investments and in each case with maturities not exceeding two years from the date of acquisition. “IP Cross-License Agreement” the IP Cross-License Agreement (as defined in the Sky Purchase Agreement), entered into on December 6, 2021, as amended, restated, amended and restated, modified or supplemented from time to time. “IRS” means the United States Internal Revenue Service. “ISDA CDS Definitions” has the meaning specified in Section 10.01. “Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the applicable L/C Issuer and the

48 applicable Borrower (or, if applicable, a Restricted Subsidiary) or in favor of such L/C Issuer and relating to such Letter of Credit. “Japanese Yen” and “¥” means freely transferable lawful money of Japan. “joint venture” means any joint venture or similar arrangement (in each case, regardless of legal formation), including but not limited to collaboration arrangements, profit sharing arrangements or other contractual arrangements. “Junior Financing” has the meaning specified in Section 7.05(3). “Junior Financing Document” means any documentation governing any Junior Financing. “JV Distribution” means, at any time, 50% of the aggregate amount of all cash dividends or distributions received by the Borrower or any of its Restricted Subsidiaries as a return on an Investment in a Permitted Joint Venture during the period from the Closing Date through the end of the fiscal quarter most recently ended for which financial statements are internally available; provided that the Borrower or any of its Restricted Subsidiaries are not required to reinvest such dividends or distributions in the Permitted Joint Venture. “Latest Maturity Date” means, at any date of determination, the latest maturity or expiration date applicable to any Term Loan Tranche or Revolving Tranche at such time under this Agreement, in each case as extended in accordance with this Agreement from time to time. “Laws” means, collectively, all applicable international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority. “L/C Advance” means, with respect to each Lender, such Lender’s funding in Dollars of its participation in any L/C Borrowing in accordance with its applicable Pro Rata Share. “L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed by the Borrower on the date required under Section 2.03(d)(i) or refinanced as a Borrowing. “L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof. “L/C Issuer” means (a) Bank of America, N.A., in its capacity as an issuer of Letters of Credit hereunder, or any of their respective Affiliates or designees, (b) Royal Bank of Canada, in its capacity as the issuer of the Existing Letters of Credit and (c) any other Lender, or any Affiliate or designee thereof, in each case, reasonably acceptable to the Borrower and the Administrative Agent (which consent shall not be unreasonably withheld, delayed or conditioned) that agrees to issue Letters of Credit pursuant hereto, in each case in its capacity as an issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder. “L/C Issuer Sublimit” means, with respect to each L/C Issuer, the maximum permitted amount of the L/C Obligations that may be attributable to Letters of Credit issued by such L/C Issuer. The amount

49 of the L/C Issuer Sublimit of each L/C Issuer is set forth on Schedule 2.01 or is such other maximum amount as may have been agreed in writing (and notified in writing to the Administrative Agent) by such L/C Issuer and the Borrower. “L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.12. For all purposes of this Agreement, if on any date of determination, a Letter of Credit has expired by its terms but (a) any amount may still be drawn thereunder by reason of the operation of Rule 3.13 or Rule 3.14 of the ISP, UCP600 Article 29(a), or the exclusion of Article 36 of UCP600, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn, or (b) any drawing was made thereunder on or before the last day permitted thereunder and such drawing has not been honored or refused by the applicable L/C Issuer, such Letter of Credit shall be deemed to be “outstanding” in the amount of such drawing. “Legal Reservations” means: (a) the principle that equitable remedies may be granted or refused at the discretion of a court, the limitation of enforcement by laws relating to insolvency, bankruptcy, liquidation, judicial management, reorganization, court schemes, moratoria, administration and other laws generally affecting the rights of creditors and similar principles or limitations under the laws of any applicable jurisdiction; (b) the time barring of claims under applicable limitation laws, the possibility that an undertaking to assume liability for or indemnify a person against non-payment of stamp duty may be void and defenses of set-off or counterclaim and similar principles or limitations under the laws of any applicable jurisdiction; (c) any general principles, reservations or qualifications, in each case as to matters of law as set out in any legal opinion of non-U.S. counsel delivered to the Administrative Agent in connection with any provision of any Loan Document; (d) the principle that any additional interest imposed under any relevant agreement may be held to be unenforceable on the grounds that it is a penalty and thus void; (e) with respect to any Foreign Subsidiary, the principle that in certain circumstances security granted by way of fixed charge may be characterized as a floating charge or that security purported to be constituted by way of an assignment may be recharacterized as a charge; (f) the principle that a court may not give effect to an indemnity for legal costs incurred by an unsuccessful litigant; (g) the principle that the creation or purported creation of security over any contract or agreement which is subject to a prohibition against transfer, assignment or charging may be void, ineffective or invalid and may give rise to a breach entitling the contracting party to terminate or take any other action in relation to such contract or agreement; (h) provisions of a contract being invalid or unenforceable for reasons of oppression or undue influence; and (i) similar principles, rights and defenses under the laws of any relevant jurisdiction.

50 “Lender” has the meaning specified in the introductory paragraph to this Agreement and, as the context requires, includes each L/C Issuer, the Swingline Lender and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender”. “Lender-Related Persons” has the meaning specified in Section 10.15(d). “Lender Recipient Parties” mean collectively, the Lenders, the Swingline Lender and the L/C Issuers. “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent. “Letter of Credit” means any standby letter of credit issued hereunder and shall include the Existing Letters of Credit. “Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the applicable L/C Issuer, together with a request for an L/C Credit Extension. “Letter of Credit Expiration Date” means, subject to Section 2.03(a)(i)(C), the day that is five Business Days prior to the scheduled Maturity Date then in effect for the Revolving Credit Facility. “Letter of Credit Sublimit” means a Dollar amount equal to $50,000,000. The Letter of Credit Sublimit is part of the Revolving Credit Facility. “Leverage Covenant” has the meaning specified in Section 7.08. “Lien” means, with respect to any asset, any mortgage, lien, pledge, hypothecation, charge, security interest, preference, priority or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent or similar statutes) of any jurisdiction); provided that in no event shall an operating lease (or any precautionary filing made in connection therewith) or an agreement to sell be deemed to constitute a Lien. “Limited Purpose Subsidiary” has the meaning specified in the definition of “Excluded Property.” “Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of a Term Loan, a Revolving Credit Loan or a Swingline Loan. “Loan Documents” means, collectively, (i) this Agreement, (ii) the Notes, (iii) the Guaranty, (iv) the Collateral Documents, (v) the Equal Priority Intercreditor Agreement, (vi) any other intercreditor agreement required to be entered into pursuant to the terms of this Agreement, (vii) any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.16 of this Agreement and (viii) any Refinancing Amendment. “Loan Parties” means, collectively, the Borrower and each Guarantor.

51 “Margin Stock” has the meaning assigned to such term in Regulation U of the FRB as from time to time in effect. “Market Capitalization” means an amount equal to (1) the total number of issued and outstanding shares of common Capital Stock of Holdings or any applicable Parent Holding Company, as applicable, on the date of the declaration of a Restricted Payment multiplied by (2) the arithmetic mean of the closing prices per share of such common Equity Interests on the principal securities exchange on which such common Equity Interests are traded for the 30 consecutive trading days immediately preceding the date of declaration of such Restricted Payment. “Market Intercreditor Agreement” means (a) to the extent executed in connection with the incurrence of Indebtedness secured by Liens on the Collateral which are intended to rank equal in priority to the Liens on the Collateral securing the Secured Obligations (without regard to the control of remedies), the Equal Priority Intercreditor Agreement or a customary intercreditor agreement in form and substance reasonably acceptable to the Administrative Agent, the Collateral Agent and the Borrower, which agreement shall provide that the Liens on the Collateral securing such Indebtedness shall rank equal in priority to the Liens on the Collateral securing the Secured Obligations (without regard to the control of remedies) and (b) to the extent executed in connection with the incurrence of Indebtedness secured by Liens on the Collateral which are intended to rank junior to the Liens on the Collateral securing the Secured Obligations, a customary intercreditor agreement in form and substance reasonably acceptable to the Administrative Agent, the Collateral Agent and the Borrower, which agreement shall provide that the Liens on the Collateral securing such Indebtedness shall rank junior in priority to the Liens on the Collateral securing the Secured Obligations. “Material Adverse Effect” means (i) a material adverse effect on the business, financial condition or results of operations of the Borrower and its Subsidiaries, taken as a whole, (ii) a material adverse effect on the ability of the Loan Parties (taken as a whole) to perform their respective payment obligations under the Loan Documents or (iii) a material adverse effect on the material remedies, taken as a whole, of the Administrative Agent under the Loan Documents. “Material Intellectual Property or Contracts” has the meaning set forth in Section 7.04. “Material Real Property” means any parcel of real property (other than a parcel with a Fair Market Value as of the Closing Date (or, in the case of after-acquired property, as of the date of acquisition thereof) of less than $16,000,000 and other than a parcel constituting Excluded Property) owned in fee by a Loan Party and located in the United States. “Maturity Date” means: (a) with respect to the Revolving Credit Facility, the earlier of (i) February 28, 2028, (ii) the date of termination in whole of the Revolving Credit Commitments pursuant to Section 2.06(a) or (iii) the date the Revolving Credit Loans are declared due and payable pursuant to Section 8.02; and (b) with respect to the Initial Term Loans, the earliest of (i) February 28, 2028, (ii) the date of termination in whole of the Initial Term Commitments pursuant to Section 2.06(a) prior to any Initial Term Borrowing and (iii) the date that the Initial Term Loans are declared due and payable pursuant to Section 8.02; provided that the reference to Maturity Date with respect to (i) Term Loans and Revolving Credit Commitments that are the subject of a loan modification offer pursuant to Section 10.01 and (ii) Term Loans and Revolving Credit Commitments that are Incurred pursuant to Section 2.14 or 2.18 shall, in each case, be the final maturity date as specified in the loan modification documentation, incremental documentation, or specified refinancing documentation, as applicable thereto; provided further, in each case, that if such day is not a Business Day, the applicable Maturity Date shall be the Business Day immediately preceding such day.

52 “Maximum Leverage Requirement” means, with respect to any Indebtedness, the requirement that, on a Pro Forma Basis, after giving effect to such increase and the use of proceeds thereof, (i) with respect to any such Indebtedness secured by all or any portion of the Collateral on a pari passu basis with the Liens securing the Obligations, (x) the Consolidated First Lien Net Leverage Ratio does not exceed 3.80 to 1.00 or (y) if such Indebtedness is Incurred in connection with an Investment, the Consolidated First Lien Net Leverage Ratio does not exceed the greater of (I) 3.80 to 1.00 and (II) the Consolidated First Lien Net Leverage Ratio immediately prior to the consummation of such Investment, (ii) with respect to any such Indebtedness secured by the Collateral on a “junior” basis to the Liens securing the Obligations, (x) the Consolidated Secured Net Leverage Ratio does not exceed 4.00 to 1.00 or (y) if such Indebtedness is Incurred in connection with an Investment, the Consolidated Secured Net Leverage Ratio does not exceed the greater of (A) 4.00 to 1.00 and (B) the Consolidated Secured Net Leverage Ratio immediately prior to the consummation of such Investment and (iii) with respect to any such Indebtedness that is unsecured or secured solely by a Lien on assets that are not Collateral, (x) the Consolidated Total Net Leverage Ratio does not exceed 4.30 to 1.00 or (y) if such Indebtedness is Incurred in connection with an Investment, the Consolidated Total Net Leverage Ratio does not exceed the greater of (A) 4.30 to 1.00 and (B) the Consolidated Total Net Leverage Ratio immediately prior to the consummation of such Investment; provided, that solely for the purpose of calculating the Consolidated First Lien Net Leverage Ratio, Consolidated Secured Net Leverage Ratio and Consolidated Total Net Leverage Ratio pursuant to this definition, any cash proceeds from Indebtedness then being Incurred shall be excluded for purposes of cash netting. “Maximum Rate” has the meaning specified in Section 10.10. “Minimum Tender Condition” has the meaning specified in Section 2.19(b). “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Mortgage” means, collectively, the deeds of trust, trust deeds, deeds to secure debt and mortgages in respect of Mortgaged Properties in the United States made by the Loan Parties in favor or for the benefit of the Collateral Agent on behalf of the Secured Parties in form and substance reasonably satisfactory to the Borrower and Administrative Agent, in each case as the same may be amended, amended and restated, extended, supplemented, substituted or otherwise modified from time to time. “Mortgage Policies” has the meaning specified in Section 6.14(ii). “Mortgaged Properties” means the parcels of real property identified on Schedule 4 of the Perfection Certificate and any Material Real Property with respect to which a Mortgage is required pursuant to Section 6.12 or 6.14. “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate makes or is obligated to make contributions. “Natural Person” means (a) any natural person or (b) a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person.

53 “Net Cash Proceeds” means: (a) with respect to the Disposition of any asset by the Borrower or any of its Restricted Subsidiaries (other than any Disposition of any receivables in a Qualified Receivables Financing by Holdings or any of its Restricted Subsidiaries to a Receivables Subsidiary) or any Casualty Event, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such Disposition or Casualty Event (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received and, with respect to any Casualty Event, any insurance proceeds or condemnation awards in respect of such Casualty Event received by or paid to or for the account of the Borrower or any of its Restricted Subsidiaries and including any proceeds received as a result of unwinding any related Swap Contract in connection with such related transaction) over (ii) the sum of: (A) the principal amount of any Indebtedness that is secured by a Lien on the asset subject to such Disposition or Casualty Event and that is required to be repaid in connection with such Disposition or Casualty Event (other than (x) Indebtedness under the Loan Documents and (y) if such asset constitutes Collateral, any Indebtedness secured by such asset with a Lien ranking pari passu with or junior to the Lien securing the Obligations), together with any applicable premiums, penalties, interest or breakage costs, (B) the fees and out-of-pocket expenses incurred by the Borrower or such Restricted Subsidiary in connection with such Disposition or Casualty Event (including attorneys’ fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith), (C) all taxes or tax distributions paid or reasonably estimated to be payable in connection with such Disposition or Casualty Event and any costs associated with receipt or distribution by the applicable taxpayer of such proceeds in connection with the repatriation of such proceeds to the United States, (D) any costs associated with unwinding any related Swap Contract in connection with such transaction, (E) any reserve for adjustment in respect of (x) the sale price of the property that is the subject of such Disposition established in accordance with GAAP and (y) any liabilities associated with such property and retained by the Borrower or any of its Restricted Subsidiaries after such Disposition, including pension and other post- employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction, and it being understood that “Net Cash Proceeds” shall include, without limitation, any cash or Cash Equivalents (i) received upon the Disposition of any non-cash consideration received by the Borrower or any of its Restricted Subsidiaries in any such Disposition and (ii) upon the reversal (without the satisfaction of any applicable liabilities in cash in a corresponding amount) of any reserve described in this clause (E), and (F) in the case of any Disposition or Casualty Event by a Restricted Subsidiary that is a joint venture or other non-Wholly Owned Restricted Subsidiary, the

54 pro rata portion of the Net Cash Proceeds thereof (calculated without regard to this clause (F)) attributable to the minority interests and not available for distribution to or for the account of Holdings or a Wholly Owned Restricted Subsidiary as a result thereof; and (b) with respect to the Incurrence or issuance of any Indebtedness by the Borrower or any of its Restricted Subsidiaries, the excess, if any, of (i) the sum of the cash received in connection with such Incurrence or issuance and in connection with unwinding any related Swap Contract in connection therewith over (ii) the investment banking fees, underwriting discounts and commissions, premiums, expenses, accrued interest and fees related thereto, taxes reasonably estimated to be payable and other out-of-pocket expenses and other customary expenses, incurred by the Borrower or such Restricted Subsidiary in connection with such Incurrence or issuance and any costs associated with unwinding any related Swap Contract in connection therewith and, in the case of Indebtedness of any Foreign Subsidiary, deductions in respect of withholding taxes that are or would otherwise be payable in cash if such funds were repatriated to the United States. “Net Short Lender” has the meaning specified in Section 10.01. “New Incremental Notes” has the meaning specified in Section 2.15(a). “New Incremental Notes Indentures” means, collectively, the indentures or other similar agreements pursuant to which any New Incremental Notes are issued, together with all instruments and other agreements in connection therewith, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, but only to the extent permitted under the terms of the Loan Documents. “New Loan Commitments” has the meaning specified in Section 2.14(a). “New Term Commitment” has the meaning specified in Section 2.14(a). “New Term Facility” has the meaning specified in Section 2.14(a). “New Term Loan” has the meaning specified in Section 2.14(a). “Non-Consenting Lender” has the meaning specified in Section 3.08(c). “Non-Defaulting Lender” means any Lender other than a Defaulting Lender. “Non-Financing Lease Obligation” means a lease obligation that is not required to be accounted for as a financing or capital lease on both the balance sheet and the income statement for financial reporting purposes in accordance with GAAP. For the avoidance of doubt, subject to Section 1.03(d), a straight-line or operating lease (including any lease that would not have been a capital lease under GAAP prior to giving effect to FASB ASC 842 (or any similar accounting principle)) shall be considered a Non- Financing Lease Obligation. “Non-Loan Party” means any Restricted Subsidiary of the Borrower that is not a Loan Party. “Note” means a Term Note or a Revolving Credit Note, as the context may require. “Notice of Optional Prepayment of Loans” means a notice of prepayment with respect to a Loan, which shall be substantially in the form of Exhibit J or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as

55 shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower. “NPL” means the National Priorities List under CERCLA. “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, Letter of Credit, Secured Cash Management Agreement or Secured Hedge Agreement, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, fees and other amounts that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, fees and other amounts are allowed claims in such proceeding; provided that (a) obligations of any Loan Party under any Secured Cash Management Agreement or Secured Hedge Agreement shall be secured and guaranteed pursuant to the Collateral Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed, (b) any release of Collateral or Guarantors effected in the manner permitted by this Agreement shall not require the consent of holders of obligations under Secured Hedge Agreements or Secured Cash Management Agreements and (c) the Obligations with respect to any Guarantor shall not include Excluded Swap Obligations of such Guarantor. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligation of any Loan Party to reimburse any amount in respect of any of the foregoing pursuant to Section 10.04. “OFAC” has the meaning specified in Section 5.19(b). “OID” means original issue discount. “Organization Documents” means (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction), (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating or limited liability company agreement (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction) and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture, trust or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising solely from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document or sold or assigned an interest in any Loan or Loan Document). “Other LC” has the meaning specified in Section 2.03(c)(v). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or

56 otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment, grant of a participation or designation of a new office for receiving payments by or on account of the Borrower (other than an assignment or designation of a new office made pursuant to Section 3.07(b) or Section 3.08). “Outstanding Amount” means (a) with respect to the Term Loans and Revolving Credit Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of the Term Loans and Revolving Credit Loans (including any refinancing of outstanding unpaid drawings under Letters of Credit or L/C Credit Extensions as a Revolving Credit Borrowing), as the case may be, occurring on such date, (b) with respect to any Swingline Loans on any date, the aggregate outstanding principal Dollar Amount thereof after giving effect to any borrowings and prepayments or repayments of such Swingline Loans, as the case may be, occurring on such date and (c) with respect to any L/C Obligations on any date, the aggregate outstanding principal amount thereof on such date after giving effect to any related L/C Credit Extension occurring on such date and any other changes thereto as of such date, including as a result of any reimbursements of outstanding unpaid drawings under related Letters of Credit (including any refinancing of outstanding unpaid drawings under related Letters of Credit or related L/C Credit Extensions as a Revolving Credit Borrowing) or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date. “Parent Holding Company” means any direct or indirect parent entity of Holdings which holds (or together with other Parent Holding Companies holds) directly or indirectly 100% of the Equity Interests of Holdings. “Participant” has the meaning specified in Section 10.07(d). “Participant Register” has the meaning specified in Section 10.07(m). “Participating Member State” means each state as described in any EMU Legislation. “PATRIOT Act” has the meaning specified in Section 10.22. “Payment Block” has the meaning specified in Section 2.05(b)(ix). “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Plans and set forth in Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. “Perfection Certificate” means that certain Perfection Certificate, dated as of the date hereof, executed by the Borrower. “Perfection Exceptions” means that (a) with respect to any Collateral located in the United States, no Loan Party shall be required to (i) other than as expressly required by the Security Agreement, enter into control agreements with respect to, or otherwise perfect any security interest by “control” (or similar arrangements) over securities accounts, deposit accounts, other bank accounts, cash and cash equivalents and accounts related to the clearing, payment processing and similar operations of the Borrower and the Restricted Subsidiaries, (ii) perfect any pledge, security interest or mortgage other than by, as applicable, (1) the filing of a UCC-1 financing statement, (2) the filing in any applicable real estate records in the United States with respect to any mortgaged property or any fixture relating to any mortgaged property,

57 (3) the filing of intellectual property security agreements the United States Copyright Office or the United States Patent and Trademark Office with respect to intellectual property, (4) delivering Stock Certificates and the Pledged Debt (as defined in the Security Agreement) and (5) the applicable filings with respect to Government Contracts pursuant to Section 6.20, (iii) enter into any source code escrow arrangement or register any intellectual property, (iv) send notices to account debtors or other contractual third-parties unless an Event of Default has not been cured or waived and is continuing and the Administrative Agent has exercised its rights pursuant to Section 8.02 of this Agreement, (v) (a) enter into any security documents to be governed by the law of any jurisdiction in which assets are located other than the United States or any state thereof (or the District of Columbia) or (b) create any security interests in assets located, titled, registered or filed outside of the United States or any state thereof (or the District of Columbia) or to perfect such security interests (provided that this clause (v) shall not be deemed to apply to any Foreign Subsidiary that is a Guarantor with respect to foreign jurisdictions to be mutually agreed between the Borrower and the Administrative Agent or any Equity Interests of any Foreign Subsidiary that is a Guarantor), (vi) deliver landlord waivers, estoppels or collateral access letters or (vii) except as provided in Section 6.20, take any action with respect to contract rights arising under any agreement with governmental agencies of the United States of America or otherwise comply with, or deliver any documents, agreements or instruments in connection with, the FACA Requirements. “Permitted Acquisition” means any Investment made pursuant to clause (4) of the definition of Permitted Investments. “Permitted Asset Swap” means the substantially concurrent purchase and sale or exchange of Related Business Assets or a combination of Related Business Assets and cash or Cash Equivalents between Holdings or any of its Restricted Subsidiaries and another Person; provided that any cash or Cash Equivalents received must be applied in accordance with Section 7.04. “Permitted Debt” has the meaning specified in Section 7.01. “Permitted Debt Exchange” has the meaning specified in Section 2.19(a). “Permitted Debt Exchange Notes” means Indebtedness in the form of unsecured, first lien, second lien or other junior lien notes; provided that such Indebtedness (i) does not mature prior to the Latest Maturity Date of the Term Loan Tranche being exchanged, (ii) the covenants of such Indebtedness, taken as a whole, either (A) reflect market terms at the time of issuance of such Permitted Debt Exchange Notes (or the time of obtaining a commitment with respect thereto) (as determined by the Borrower in good faith) or (B) are not more restrictive to the Borrower and the Restricted Subsidiaries than those contained in the Loan Documents applicable to the Term Loan Tranche being exchanged (taken as a whole) (except for (x) covenants applicable only to periods after the Maturity Date of the applicable Facility existing at the time of Incurrence or issuance of such Permitted Debt Exchange Notes and (y) any covenants to the extent such covenants are also added for the benefit of the lenders under the applicable Facility), (iii) such Indebtedness is not guaranteed by any Restricted Subsidiary other than Guarantors, and (iv) to the extent secured, such Indebtedness is not secured by property of any Loan Party or its Subsidiaries other than the Collateral (in each case, subject to a Market Intercreditor Agreement). “Permitted Debt Exchange Offer” has the meaning specified in Section 2.19(a). “Permitted Equal Priority Debt” means Indebtedness (x) outstanding pursuant to the Existing First Lien Loan Documents (including any First Lien Term Loans) or (y) otherwise incurred by the Borrower or any other Credit Party and consisting of First Lien Obligations, Indebtedness secured by the Collateral on a “junior” basis to the Liens securing the Obligations or unsecured Indebtedness, in each case of the foregoing clauses (x) and (y), pursuant to Section 7.01(b) (including any guarantee thereof).

58 “Permitted Holders” means each of (a) the Sponsor, (b) current, future and former managers and members of management of Holdings (or any Parent Holding Company) or its Subsidiaries that have ownership interests in Holdings (or such Parent Holding Company) or (c) any group (within the meaning of Rule 13d-5 under the Exchange Act) of which any of the Persons described in clauses (a) or (b) above are members (and, in each case, with respect to any such Person that is a natural person, his or her Immediate Family Members); provided that, without giving effect to the existence of such group or any other group, any of the Persons described in clauses (a) and (b), collectively, beneficially own Voting Stock representing 50% or more of the total voting power of the Voting Stock of Holdings (or any Parent Holding Company) then held by such group. “Permitted Investments” means: (1) any Investment in cash and Cash Equivalents or Investment Grade Securities and Investments that were Cash Equivalents or Investment Grade Securities when made; (2) any Investment in the Borrower or any Restricted Subsidiary; (3) [reserved]; (4) any Investment by the Borrower or any Restricted Subsidiary in a Person that is primarily engaged in a Similar Business if as a result of such Investment (a) such Person becomes a Restricted Subsidiary, or (b) such Person, in one transaction or a series of related transactions, is merged, consolidated or amalgamated with or into, or transfers or conveys all or substantially all of its assets constituting a business unit, a line of business or a division of such Person, to, or is liquidated into, the Borrower or a Restricted Subsidiary (and any Investment held by such Person that was not acquired by such Person in contemplation of so becoming a Restricted Subsidiary or in contemplation of such merger, consolidation, amalgamation, transfer, conveyance or liquidation); provided that no Specified Event of Default shall exist at the time of the consummation of such Investment; (5) any Investment in securities or other assets received in connection with an Asset Sale made pursuant to Section 7.04 or any other Disposition of assets not constituting an Asset Sale; (6) any Investment (x) existing on the Closing Date and, in the case of Investments having a Fair Market Value in excess of $16,000,000, listed on Schedule 7.05, (y) made pursuant to binding commitments in effect on the Closing Date or (z) that replaces, refinances, refunds, renews or extends any Investment described under either of the immediately preceding clauses (x) or (y); provided that any such Investment is in an amount that does not exceed the amount replaced, refinanced, refunded, renewed or extended, except as contemplated pursuant to the terms of such Investment in existence on the Closing Date or as otherwise permitted under this definition or otherwise under Section 7.05; (7) loans and advances to, or guarantees of Indebtedness of, employees, directors, officers, managers, consultants or independent contractors in an aggregate amount, taken together with all other Investments made pursuant to this clause (7) that are at the time outstanding, not in excess of the greater of (x) $24,375,000 and (y) 7.5% of Consolidated EBITDA of the Group Parties outstanding at any one time in the aggregate; (8) loans and advances to officers, directors, employees, managers, consultants and independent contractors for business related travel and entertainment expenses, moving and

59 relocation expenses and other similar expenses, in each case in the ordinary course of business, and loans and advances to officers, directors, employees, managers, consultants and independent contractors to fund such Person’s purchase of Equity Interests of the Borrower or any Parent Holding Company thereof; (9) any Investment (x) acquired by the Borrower or any of its Restricted Subsidiaries (a) in exchange for any other Investment or accounts receivable held by the Borrower or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the Borrower or any such Restricted Subsidiary of such other Investment or accounts receivable or (b) as a result of a foreclosure or other remedial action by the Borrower or any of its Restricted Subsidiaries with respect to any Investment or other transfer of title with respect to any Investment in default and (y) received in compromise or resolution of (A) obligations of trade creditors or customers that were incurred in the ordinary course of business of the Borrower or any Restricted Subsidiary, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer, or (B) litigation, arbitration or other disputes; (10) Swap Contracts and cash management services permitted under Section 7.01(j); (11) any Investment by the Borrower or any Restricted Subsidiary in a Similar Business (other than an Investment in an Unrestricted Subsidiary) in an aggregate amount, taken together with all other Investments made pursuant to this clause (11) that are at the time outstanding, not to exceed the greater of (x) $146,250,000 and (y) 45.0% of Consolidated EBITDA of the Group Parties; provided, however, that if any Investment pursuant to this clause (11) is made in any Person that is not a Restricted Subsidiary at the date of the making of such Investment and such Person becomes a Restricted Subsidiary after such date, such Investment shall thereafter be deemed to have been made pursuant to clause (2) above and shall cease to have been made pursuant to this clause (11) for so long as such Person continues to be a Restricted Subsidiary; (12) Investments by the Borrower or any of its Restricted Subsidiaries in an aggregate amount, taken together with all other Investments made pursuant to this clause (12) that are at the time outstanding, not to exceed the greater of (x) $162,500,000 and (y) 50.0% of Consolidated EBITDA of the Group Parties; provided, however, that if any Investment pursuant to this clause (12) is made in any Person that is not a Restricted Subsidiary at the date of the making of such Investment and such Person becomes a Restricted Subsidiary after such date, such Investment shall thereafter be deemed to have been made pursuant to clause (2) above and shall cease to have been made pursuant to this clause (12) for so long as such Person continues to be a Restricted Subsidiary; (13) any transaction to the extent it constitutes an Investment that is permitted and made in accordance with the provisions of Section 6.18(b) (except transactions described in clause (2), (3), (4), (8), (9), (13) or (14) of such Section 6.18(b)); (14) Investments the payment for which consists of Equity Interests (other than Excluded Equity) of the Borrower or any direct or indirect parent of the Borrower, as applicable; provided, however, that such Equity Interests will not increase the amount available for Restricted Payments under clause (c) of the first paragraph of Section 7.05 or be available to Incur Contribution Indebtedness;

60 (15) Investments consisting of the leasing, licensing, sublicensing or contribution of intellectual property in the ordinary course of business or pursuant to joint marketing arrangements with other Persons; (16) Investments consisting of purchases or acquisitions of inventory, supplies, materials and equipment or purchases, acquisitions, licenses, sublicenses or leases or subleases of intellectual property, or other rights or assets, in each case in the ordinary course of business; (17) any Investment in a Receivables Subsidiary or any Investment by a Receivables Subsidiary in any other Person in connection with a Qualified Receivables Financing, including Investments of funds held in accounts permitted or required by the arrangements governing such Qualified Receivables Financing or any related Indebtedness; (18) Investments of a Restricted Subsidiary acquired after the Closing Date or of an entity merged into or amalgamated or consolidated with a Restricted Subsidiary in a transaction that is not prohibited by Section 7.03 after the Closing Date to the extent that such Investments were not made in contemplation of such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation; (19) any Investment by any Captive Insurance Subsidiary, which Investment is made in the ordinary course of business or consistent with industry practice of such Captive Insurance Subsidiary, or by reason of applicable Law, rule, regulation or order, or that is required or permitted by any regulatory authority having jurisdiction over such Captive Insurance Subsidiary or its business, as applicable; (20) guarantees of Indebtedness permitted to be Incurred under Section 7.01 and obligations relating to such Indebtedness and guarantees (other than guarantees of Indebtedness) in the ordinary course of business; (21) advances, loans or extensions of trade credit in the ordinary course of business by the Borrower or any of the Restricted Subsidiaries; (22) Investments consisting of purchases and acquisitions of assets or services in the ordinary course of business; (23) Investments in the ordinary course of business consisting of Uniform Commercial Code Article 3 endorsements for collection or deposit and Uniform Commercial Code Article 4 customary trade arrangements with customers; (24) intercompany current liabilities owed to or from Unrestricted Subsidiaries or joint ventures Incurred in the ordinary course of business in connection with the cash management operations of the Borrower and its Subsidiaries; (25) Investments in joint ventures of the Borrower or any of its Restricted Subsidiaries in an aggregate amount, taken together with all other Investments made pursuant to this clause (25) that are at the time outstanding, not to exceed the greater of (x) $113,750,000 and (y) 35.0% of Consolidated EBITDA of the Group Parties; provided that the Investments permitted pursuant to this clause may be increased by the amount of JV Distributions, without duplication of dividends or distributions increasing amounts available pursuant to clause (c) of the first paragraph of Section 7.05;

61 (26) Investments made in connection with any Transition Arrangements; (27) accounts receivable, security deposits and prepayments and other credits granted or made in the ordinary course of business and any Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and others, including in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with or judgments against, such account debtors and others, in each case in the ordinary course of business; (28) Investments acquired as a result of a foreclosure by the Borrower or any Restricted Subsidiary with respect to any secured Investments or other transfer of title with respect to any secured Investment in default; (29) Investments resulting from pledges and deposits that are Permitted Liens; (30) acquisitions of obligations of one or more officers or other employees of any direct or indirect parent of the Borrower or any Subsidiary of the Borrower in connection with such officer’s or employee’s acquisition of Equity Interests of any direct or indirect parent of the Borrower, so long as no cash is actually advanced by the Borrower or any Restricted Subsidiary to such officers or employees in connection with the acquisition of any such obligations; (31) guarantees of operating leases or Non-Finance Lease Obligations (for the avoidance of doubt, excluding Capitalized Lease Obligations) or of other obligations that do not constitute Indebtedness, in each case, entered into by the Borrower or any Restricted Subsidiary in the ordinary course of business; (32) Investments consisting of the redemption, purchase, repurchase or retirement of any Equity Interests permitted by Section 7.05; (33) Investments made in connection with tax planning activities or any Permitted Reorganization; provided that, after giving effect to any such reorganization and related activities, the guarantee and security interest of the Collateral Agent in the Collateral, taken as a whole, is not materially impaired or reduced (in each case, as determined by the Borrower in good faith); (34) Investments made pursuant to obligations entered into when the Investment would have been permitted hereunder so long as such Investment when made reduces the amount available under the clause under which the Investment would have been permitted; (35) Investments made in the ordinary course of business in connection with obtaining, maintaining or renewing client and customer contracts and loans or advances made to, and guarantees with respect to obligations of, distributors, suppliers, licensors and licensees in the ordinary course of business; (36) Investments made pursuant to receivables factoring arrangements entered into in the ordinary course of business; (37) Investments so long as after giving effect to any such Investment on a Pro Forma Basis, the Consolidated Total Net Leverage Ratio shall not exceed the greater of (x) 4.00 to 1.00 or (y) the Consolidated Total Net Leverage Ratio immediately prior to the consummation of such Investment; and

62 (38) Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell or put/call arrangements between the joint venture parties set forth in the joint venture agreements and similar binding arrangements. “Permitted Joint Venture” means, with respect to any specified Person, a joint venture in any other Person engaged in a Similar Business in respect of which the Borrower or a Restricted Subsidiary beneficially owns at least 35% of the shares of Equity Interests of such Person. “Permitted Liens” means, with respect to any Person: (1) Liens Incurred in connection with workers’ compensation laws, unemployment insurance laws or similar legislation, or in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or to secure public or statutory obligations of such Person or to secure surety, stay, customs or appeal bonds to which such Person is a party, or import duties or for the payment of rent, in each case Incurred in the ordinary course of business; (2) Liens imposed by law, such as carriers’, warehousemen’s, landlords’, materialmen’s, repairman’s, construction contractors’, mechanics’ or other like Liens, in each case for sums not yet overdue by more than 30 days or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review (or which, if due and payable, are being contested in good faith by appropriate proceedings) or with respect to which the failure to make payment would not reasonably be expected to have a Material Adverse Effect as determined in good faith by the management of the Borrower; (3) Liens for taxes, assessments or other governmental charges or levies (i) which are not yet due or payable, (ii) which are being contested in good faith by appropriate proceedings and for which adequate reserves are being maintained to the extent required by GAAP, or for property taxes on property such Person or one of its Subsidiaries has determined to abandon if the sole recourse for such tax, assessment, charge, levy or claim is to such property or (iii) with respect to which the failure to make payment would not reasonably be expected to have a Material Adverse Effect; (4) Liens Incurred or deposits made in favor of the issuers of performance and surety bonds, bid, indemnity, warranty, release, appeal or similar bonds or with respect to regulatory requirements or letters of credit or bankers’ acceptances issued and completion of guarantees provided for, in each case, pursuant to the request of and for the account of such Person in the ordinary course of its business; (5) survey exceptions, encumbrances, ground leases, easements or reservations of, or rights of others for, licenses, rights-of-way, servitudes, sewers, electric lines, drains, telegraph and telephone and cable television lines, gas and oil pipelines and other similar purposes, reservations of rights, or zoning, building codes or other restrictions (including, without limitation, minor defects or irregularities in title and similar encumbrances) as to the use of real properties or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which do not in the aggregate materially adversely interfere with the ordinary conduct of the business of such Person;

63 (6) Liens Incurred to secure obligations in respect of Indebtedness permitted to be Incurred pursuant to Section 7.01(a), (d) or (cc) and obligations secured ratably thereunder; provided that (x) in the case of Liens securing Indebtedness that is permitted to be Incurred pursuant to clause (d) of Section 7.01, such Lien extends only to the assets and/or Capital Stock the purchase, acquisition, lease, installation, construction, repair, replacement or improvement of which is financed thereby (or that secures the obligations converted from a “synthetic lease” to on-balance sheet Indebtedness) and any replacements, additions and accessions thereto and any income or profits thereof and customary security deposits related thereto (provided that individual financings provided by a lender may be cross collateralized to other financings provided by such lender or its affiliates) and (y) in the case of Liens securing Indebtedness that is permitted to be Incurred pursuant to clause (a) of Section 7.01, any such Indebtedness that is secured by a Lien on the Collateral shall be subject to a Market Intercreditor Agreement, as applicable; (7) Liens existing on the Closing Date and, in the case of Liens securing Indebtedness in an aggregate principal amount in excess of $16,000,000, listed on Schedule 7.02 and any modifications, replacements, renewals or extensions thereof and, without duplication, any refinancing (or successive refinancings thereof) of any Indebtedness secured thereby (including any cash collateral backstopping existing letters of credit or similar instruments); provided that such modified, replacement, renewal or extension Lien, and any such Lien securing any such refinancing, does not extend to any additional property other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien or (B) proceeds and products thereof; provided further that individual financings provided by a lender may be cross collateralized to other financings provided by such lender or its affiliates; (8) Liens on assets of, or Equity Interests in, a Person at the time such Person becomes a Subsidiary; provided, however, that such Liens are not created or Incurred in connection with, or in contemplation of, such other Person becoming such a Subsidiary; provided further that such Liens are limited to all or a portion of the assets (and improvements on such assets) that secured (or, under the written arrangements under which the Liens arose, could secure) the obligations to which such Liens relate; provided further that for purposes of this clause (8), if a Person becomes a Subsidiary, any Subsidiary of such Person shall be deemed to become a Subsidiary of the Borrower, and any property or assets of such Person or any Subsidiary of such Person shall be deemed acquired by the Borrower at the time of such merger, amalgamation or consolidation; (9) Liens on assets at the time the Borrower or any Restricted Subsidiary acquired the assets including any acquisition by means of a merger, amalgamation or consolidation with or into the Borrower or such Restricted Subsidiary; provided, however, that such Liens are not created or Incurred in connection with, or in contemplation of, such acquisition; provided further that such Liens are limited to all or a portion of the property or assets (and improvements on such property or assets) that secured (or, under the written arrangements under which the Liens arose, could secure) the obligations to which such Liens relate; provided further that for purposes of this clause (9), if, in connection with an acquisition by means of a merger, amalgamation or consolidation with or into the Borrower or any Restricted Subsidiary, a Person other than the Borrower or Restricted Subsidiary is the successor company with respect thereto, any Subsidiary of such Person shall be deemed to become a Subsidiary of the Borrower or such Restricted Subsidiary, as applicable, and any property or assets of such Person or any such Subsidiary of such Person (and the Equity Interests thereof) shall be deemed acquired by the Borrower or such Restricted Subsidiary, as the case may be, at the time of such merger, amalgamation or consolidation;

64 (10) Liens securing Indebtedness or other obligations of the Borrower or a Subsidiary Guarantor owing to any Loan Party permitted to be Incurred in accordance with Section 7.01; (11) Liens securing Swap Contracts Incurred in accordance with Section 7.01; (12) Liens on specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances or letters of credit entered into in the ordinary course of business issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods; (13) leases, subleases, licenses, sublicenses, occupancy agreements or assignments of or in respect of real or personal property; (14) Liens arising from Uniform Commercial Code financing statement filings regarding operating leases, Non-Finance Lease Obligations or consignments; (15) Liens in favor of the Borrower or any Subsidiary Guarantor; (16) (i) Liens on accounts receivable and related assets of the type specified in the definition of “Receivables Financing” Incurred in connection with a Qualified Receivables Financing, (ii) Liens securing Indebtedness or other obligations of any Receivables Subsidiary and (iii) Liens on accounts receivable and related assets Incurred pursuant to factoring arrangements entered into in the ordinary course of business; (17) deposits made or other security provided in the ordinary course of business to secure liability to insurance carriers or under self-insurance arrangements in respect of such obligations; (18) Liens on the Equity Interests of Unrestricted Subsidiaries; (19) grants of intellectual property, software and other technology licenses; (20) judgment and attachment Liens not giving rise to an Event of Default pursuant to Section 8.01(f), (g) or (h) and notices of lis pendens and associated rights related to litigation being contested in good faith by appropriate proceedings; (21) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into in the ordinary course of business; (22) Liens Incurred to secure Cash Management Services and other “bank products” (including those described in Sections 7.01(j) and (w)); (23) Liens to secure any refinancing, refunding, extension, renewal or replacement (or successive refinancings, refundings, extensions, renewals or replacements) as a whole, or in part, of any Indebtedness secured by any Lien referred to in the foregoing clauses (6), (7), (8), (9) or (11), or succeeding clauses (24), (25), (28), (47), (49) or (50) of this definition or this clause (23); provided, however, that (x) such new Lien shall be limited to all or part of the same property that secured the original Lien (plus improvements on such property, replacements of such property, additions and accessions thereto, after-acquired property and the proceeds and the products of the foregoing and customary security deposits in respect thereof and, in the case of multiple financings of equipment (or assets affixed or appurtenant thereto and additions and accessions)

65 provided by any lender, other equipment (or assets affixed or appurtenant thereto and additions and accessions) financed by such lender or as otherwise permitted in any other exception hereunder, (y) any amounts Incurred under this clause (23) as a refinancing indebtedness of clause (25) of this definition hereunder shall reduce the amount available under such clause (25) and (z) any such Indebtedness that is secured by Liens on the Collateral shall be subject to a Market Intercreditor Agreement if the Indebtedness that is so refinanced, refunded, extended, renewed or replaced was subject to a Market Intercreditor Agreement; (24) Liens securing Indebtedness permitted to be Incurred under the first paragraph of Section 7.01 and that is permitted to be secured; provided that any such Indebtedness that is secured by a Lien on the Collateral shall be subject to a Market Intercreditor Agreement; (25) other Liens securing obligations the principal amount of which does not exceed the greater of (x) $195,000,000 and (y) 60.0% of Consolidated EBITDA of the Group Parties at any one time outstanding (after giving effect to clause (23) above as applicable); provided that any such obligations constituting Indebtedness may, at the option of the Borrower, be subject to a Market Intercreditor Agreement; (26) Liens on the Equity Interests or assets of a joint venture to secure Indebtedness of such joint venture; (27) Liens on equipment of the Borrower or any Guarantor granted in the ordinary course of business to the Borrower’s or such Guarantor’s client at which such equipment is located; (28) Liens securing Indebtedness permitted under Section 7.01(b), so long as all such Liens on the Collateral rank pari passu or junior in priority to the Liens on the Collateral securing the Obligations pursuant to the Equal Priority Intercreditor Agreement or another Market Intercreditor Agreement; (29) Liens on property or assets used to redeem, repay, defease or to satisfy and discharge Indebtedness; provided that such redemption, repayment, defeasance or satisfaction and discharge is not prohibited by this Agreement and that such deposit shall be deemed for purposes of Section 7.05 (to the extent applicable) to be a prepayment of such Indebtedness; (30) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation and exportation of goods in the ordinary course of business; (31) Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code, or any comparable or successor provision, on items in the course of collection; (ii) attaching to pooling, commodity trading accounts or other commodity brokerage accounts Incurred in the ordinary course of business; and (iii) in favor of banking or other financial institutions or entities, or electronic payment service providers, arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking or finance industry; (32) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks or other Persons not given in connection with the issuance of Indebtedness; (ii) relating to pooled deposit or sweep accounts of the Borrower or any Restricted Subsidiary to permit satisfaction of overdraft or similar obligations Incurred in the ordinary

66 course of business of the Borrower and its Restricted Subsidiaries; or (iii) relating to purchase orders and other agreements entered into with customers of the Borrower or any Restricted Subsidiary in the ordinary course of business; (33) (i) Liens on Equity Interests of any joint venture securing capital contributions to, or obligations of, such Persons and (ii) customary rights of first refusal, put and call arrangements, and tag, drag and similar rights in joint venture agreements; (34) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; (35) Liens on vehicles or equipment of the Borrower or any Restricted Subsidiary granted in the ordinary course of business; (36) Liens on assets of Non-Loan Parties and the Equity Interests issued by Non-Loan Parties, securing Indebtedness or other obligations of such Person and any other Non-Loan Party; (37) Liens disclosed by the title insurance policies delivered on or subsequent to the Closing Date for any Mortgaged Property and any replacement, extension or renewal of any such Liens (so long as the Indebtedness and other obligations secured by such replacement, extension or renewal Liens are permitted by this Agreement); provided that such replacement, extension or renewal Liens do not cover any property other than the property that was subject to such Liens prior to such replacement, extension or renewal; (38) Liens arising solely by virtue of any statutory or common law provision or customary business provision relating to banker’s liens, rights of set-off or similar rights; (39) (a) Liens solely on any cash earnest money deposits made by the Borrower or any Restricted Subsidiary in connection with any letter of intent or other agreement in respect of any Permitted Investment and (b) Liens on advances of cash or Cash Equivalents in favor of the seller of any property to be acquired in a Permitted Investment to be applied against the purchase price for such Investment; (40) the prior rights of consignees and their lenders under consignment arrangements entered into in the ordinary course of business; (41) Liens on securities that are the subject of repurchase agreements constituting Cash Equivalents under clause (4) of the definition thereof; (42) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts Incurred in the ordinary course of business and not for speculative purposes; (43) rights reserved or vested in any Person by the terms of any lease, license, franchise, grant or permit held by the Borrower or any of its Restricted Subsidiaries or by a statutory provision, to terminate any such lease, license, franchise, grant or permit, or to require annual or periodic payments as a condition to the continuance thereof; (44) restrictive covenants affecting the use to which real property may be put so long as such restrictions do not, in the aggregate, materially interfere with the ordinary conduct of the business of Holdings and its Restricted Subsidiaries, taken as a whole;

67 (45) security given to a public utility or any municipality or governmental authority when required by such utility or authority in connection with the operations of that Person in the ordinary course of business; (46) zoning by-laws and other land use restrictions, including, without limitation, site plan agreements, development agreements and contract zoning agreements; (47) Liens on property constituting Collateral securing obligations issued or Incurred under (i) any Refinancing Notes and the Refinancing Notes Indentures related thereto, (ii) any Permitted Debt Exchange Notes, (iii) any Specified Refinancing Debt and (iv) any New Incremental Notes and the New Incremental Notes Indentures related thereto and, in each case, any Permitted Refinancings thereof (or successive Permitted Refinancings thereof); provided that any such Indebtedness secured by liens on the Collateral shall be subject to a Market Intercreditor Agreement; (48) Liens on (x) cash proceeds of Indebtedness (and on the related escrow accounts) in connection with the issuance of such Indebtedness into (and pending the release from) a customary escrow arrangement, to the extent such Indebtedness is Incurred in compliance with Section 7.01 and (y) on cash proceeds held in Escrow securing obligations in respect of Excluded Indebtedness; (49) Liens on assets not constituting Collateral securing Indebtedness with an aggregate principal amount not in excess of the greater of (x) $81,250,000 and (y) 25.0% of Consolidated EBITDA of the Group Parties at any one time outstanding; and (50) Liens securing Indebtedness permitted under Section 7.01(r) or (dd); provided that in the case of Liens securing Indebtedness that is permitted to be Incurred pursuant to clause (r) or (dd) of Section 7.01, at the option of the Borrower, any such Indebtedness secured by liens on the Collateral shall be subject to a Market Intercreditor Agreement. For purposes of determining compliance with this definition, a Lien need not be Incurred solely by reference to one category of Permitted Liens described in this definition but may be Incurred under any combination of such categories (including in part under one such category and in part under any other such category). “Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal, replacement, exchange or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed, replaced, exchanged or extended except by an amount equal to Incremental Amounts in connection with such modification, refinancing, refunding, renewal, replacement, exchange or extension; (b) such modification, refinancing, refunding, renewal, replacement, exchange or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed, replaced, exchanged or extended; (c) if the Indebtedness being modified, refinanced, refunded, renewed, replaced, exchanged or extended is subordinated in right of payment to the Obligations, such modification, refinancing,

68 refunding, renewal, replacement, exchange or extension is subordinated in right of payment to the Obligations on terms, taken as a whole, as favorable in all material respects to the Lenders (including, if applicable, as to Collateral) as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed, replaced, exchanged or extended or otherwise acceptable to the Administrative Agent; (d) if the Indebtedness being modified, refinanced, refunded, renewed, replaced, exchanged or extended is (i) unsecured, such modification, refinancing, refunding, renewal, replacement, exchange or extension is unsecured or is secured by a Permitted Lien other than under clause (6) or (47) of the definition thereof, or (ii) secured by Liens on the Collateral, such modification, refinancing, refunding, replacement, renewal or extension is secured to the same or a lesser extent, including with respect to any subordination provisions and subject to a Market Intercreditor Agreement or is unsecured; and (e) such modification, refinancing, refunding, renewal, replacement, exchange or extension is Incurred by a Person who is or would have been permitted to be the obligor or guarantor (or any successor thereto) on the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended (it being understood that the roles of such obligors as a borrower or a guarantor with respect to such obligations may be interchanged). “Permitted Reorganization” means reorganizations and other activities related to tax planning and reorganization, so long as, after giving effect thereto, the security interest of the Collateral Agent in the Collateral, taken as a whole, is not materially impaired (in each case as determined by the Borrower in good faith). “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority, unincorporated organization or other entity. “Plan” means any “employee benefit plan” (other than a Multiemployer Plan) within the meaning of Section 3(3) of ERISA that is maintained or is contributed to by a Loan Party or any ERISA Affiliate and is subject to Title IV of ERISA or the minimum funding standards under Section 412 of the Code or Section 302 of ERISA. “Platform” has the meaning specified in Section 6.02. “Pledged Debt” means “Pledged Debt” as defined in the Security Agreement. “Pledged Interests” means “Pledged Interests” as defined in the Security Agreement. “Pounds Sterling” and “£” means freely transferable lawful money of the United Kingdom (expressed in Pounds Sterling). “Preferred Stock” means any Equity Interest with preferential right of payment of dividends or upon liquidation, dissolution or winding up. “Prepayment Amount” has the meaning specified in Section 2.05(c). “Prepayment-Based Incremental Facility” has the meaning specified in Section 2.14(a). “Prepayment Date” has the meaning specified in Section 2.05(c).

69 “Primary Disqualified Institution” has the meaning specified in the definition of “Disqualified Institution.” “Pro Forma Basis”, “Pro Forma Compliance” and “Pro Forma Effect” mean, without duplication of any amounts referenced in the definition of “Pro Forma Cost Savings”, with respect to the calculation of any test, financial ratio, basket or covenant under this Agreement, including the calculation of Consolidated First Lien Net Leverage Ratio, Consolidated Secured Net Leverage Ratio, Consolidated Total Net Leverage Ratio, Consolidated Interest Coverage Ratio, Consolidated EBITDA, Consolidated Net Income and Consolidated Net Tangible Assets of any Person and its Restricted Subsidiaries, as of any date, that pro forma effect will be given to any Specified Transaction that has occurred during the Test Period being used to calculate such test, financial ratio, basket or covenant (the “Reference Period”), or, subject to Section 1.10, subsequent to the end of the Reference Period but prior to such date or prior to or substantially simultaneously with the event for which a determination under this definition is made (including any such event occurring at a Person who became a Restricted Subsidiary of the subject Person or was merged, amalgamated or consolidated with or into the subject Person or any other Restricted Subsidiary of the subject Person after the commencement of the Reference Period), (i) for purposes of determining Consolidated EBITDA and Consolidated Interest Expense, as if each such event occurred on the first day of the Reference Period and (ii) for purposes of determining Consolidated Funded First Lien Indebtedness, Consolidated Funded Secured Indebtedness, Consolidated Funded Indebtedness and Consolidated Net Tangible Assets, as if each such event occurred on the last day of the Reference Period; provided that (x) pro forma effect will be given to reasonably identifiable pro forma cost savings, operating expense reductions, strategic initiatives, operating improvements or purchasing improvements (including, in each case, in connection with the entry into any material contract or arrangement), acquisition cost synergies and other cost savings, improvements or synergies, in each case, determined by the Borrower in good faith to result from actions which have been taken or with respect to which steps have been taken or are expected to be taken (in the good faith determination of the Borrower) within 24 months after the last day of the applicable Reference Period and (y) no amount shall be added back pursuant to this definition to the extent duplicative of amounts that are otherwise included in calculating Consolidated EBITDA, whether through a pro forma adjustment, add back, exclusion or otherwise, for the Reference Period; provided, further, that the amount of any increase in Consolidated EBITDA for any Test Period as a result of any “run-rate” cost savings, operating expense reductions and synergies added pursuant to clause (x) of this definition of “Pro Forma Basis” (excluding any such “run-rate” cost savings, operating expense reductions and synergies that either (A) are related to the Transactions or (B) result from, or are related to, mergers and other business combinations, acquisitions, Investments, dispositions or other sales of assets, the discontinuance of activities or operations or other specified transactions, operating improvements or purchasing improvements and other initiatives, in each case under this sub- clause (B), occurring prior to the Closing Date), when aggregated with the amount of any increase in Consolidated EBITDA for such Test Period as a result of Pro Forma Cost Savings pursuant to clause (B) of the definition thereof (excluding any such Pro Forma Cost Savings that result from mergers and other business combinations, acquisitions, investments, dispositions or other sales of assets, the discontinuance of activities or operations or other specified transactions, restructurings, cost savings initiatives, operating initiatives or operating improvements, in each case, occurring prior to the Closing Date) added back under clause (k) of the definition of Consolidated EBITDA for such Test Period, shall not exceed an aggregate amount equal to 30.0% of Consolidated EBITDA of the Borrower (calculated after giving effect to all add-backs and adjustments (including all add-backs and adjustments subject to this cap)). For purposes of making any computation referred to above: (1) if any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date for

70 which a determination under this definition is made had been the applicable rate for the entire period (taking into account any Swap Contracts applicable to such Indebtedness); (2) interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by the Borrower to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP; (3) interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rate, shall be deemed to have been based upon the rate actually chosen, or, if none, then based upon such optional rate chosen as the Borrower may designate; (4) interest on any Indebtedness under a revolving credit facility or a Qualified Receivables Financing computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period; and (5) to the extent not already covered above, any such calculation may include adjustments calculated in accordance with Regulation S-X under the Securities Act. Any pro forma calculation may include, without limitation, (1) adjustments calculated in accordance with Regulation S-X under the Securities Act and (2) adjustments calculated to give effect to any Pro Forma Cost Savings, to the extent such adjustments, without duplication, continue to be applicable to the Reference Period; provided that any such adjustments that consist of reductions in costs and other operating improvements or synergies shall be calculated in accordance with, and satisfy the requirements specified in, the definition of “Pro Forma Cost Savings”. “Pro Forma Cost Savings” means, for any period, without duplication of any amounts added in calculating Consolidated EBITDA pursuant to the definition of “Pro Forma Basis”, an amount equal to the amount of “run rate” cost savings, operating expense reductions, acquisition cost synergies and other cost savings, improvements or synergies that are related to (A) the Transactions or (B) any merger or other business combination, acquisition, Investment (including the commencement of activities constituting a business), disposition or other sale of assets (including the termination or discontinuance of activities or operations constituting a business) or other Specified Transaction, or related to any restructuring initiative, cost savings initiative, operational initiative or other initiative or improvement (including, for the avoidance of doubt, any such actions or transactions that have occurred prior to the Closing Date) and, in each case, projected in good faith to be realized (calculated on a pro forma basis as though such items had been realized on the first day of such period) as a result of actions taken or to be taken by the Borrower (or any successor thereto) or any Restricted Subsidiary, net of the amount of actual benefits realized during such period that are otherwise included in the calculation of Consolidated EBITDA from such actions; provided that (x) such cost savings, operating expense reductions and synergies are reasonably identifiable (as determined in good faith by a responsible financial or accounting officer, in his or her capacity as such and not in his or her personal capacity, of the Borrower (or any successor thereto) or any direct or indirect parent of the Borrower) and are reasonably anticipated to result from actions which have been taken or with respect to which steps have been taken or are expected to be taken (in the good faith determination of the Borrower) within 24 months after the last day of the applicable period (or, with respect to the Transactions, within 24 months after the Closing Date or which have been identified to the Lead Arrangers (including in any management presentation or confidential information memorandum) prior to the Closing Date (including in respect of any action taken on or prior to the Closing Date)) and (y) no cost savings, operating expense reductions and synergies shall be added pursuant to this definition to the extent duplicative of any expenses or charges otherwise added to

71 Consolidated EBITDA, whether through a pro forma adjustment, add back, exclusion or otherwise, for such period. “Pro Rata Share” means, with respect to each Lender and any Facility or all the Facilities or any Tranche or all the Tranches (as the case may be) at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place, and subject to adjustment as provided in Section 2.17), the numerator of which is the amount of the Commitments of such Lender under the applicable Facility or the Facilities or Tranche or Tranches (and, in the case of any Term Loan Tranche after the applicable borrowing date and without duplication, the outstanding principal amount of Term Loans under such Tranche, of such Lender, at such time) at such time and the denominator of which is the amount of the Aggregate Commitments under the applicable Facility or the Facilities or Tranche or Tranches at such time (and, in the case of any Term Loan Tranche and without duplication, the outstanding principal amount of Term Loans under such Tranche, at such time); provided that if the commitment of each Lender to make Loans and the obligation of each L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, then the Pro Rata Share of each Lender shall be determined based on the Pro Rata Share of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof. The initial Pro Rata Share of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as applicable. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Company” means any Person with a class or series of Voting Stock that is traded on a stock exchange or in the over-the-counter market. “Public Company Costs” means, as to any Person, costs associated with, or in anticipation of, preparation for, or compliance with, the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, costs relating to compliance with the provisions of the Securities Act and the Exchange Act (or similar regulations applicable in other listing jurisdictions), as applicable to companies with equity securities held by the public, costs associated with, or in anticipation of, preparation for, or compliance with the rules of national securities exchange companies with listed equity, directors’ compensation, fees and expense reimbursement, costs relating to investor relations, shareholder meetings and reports to shareholders, directors’ and officers’ insurance and other executive costs, legal and other professional fees, and listing fees. “Public Lender” has the meaning specified in Section 6.02. “Purchase” has the meaning specified in the definition of “Dutch Auction”. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning specified in Section 10.24. “Qualified Holding Company Indebtedness” means Indebtedness of Holdings (A) that is not subject to any Guarantee by any Subsidiary of Holdings (other than a Subsidiary that is not the Borrower or any of its Subsidiaries and that is formed solely for purposes of acting as a co-obligor with respect to such Qualified Holding Company Indebtedness), (B) that has no scheduled amortization or scheduled payments of principal and is not subject to mandatory redemption, repurchase, prepayment or sinking fund obligation (it being understood that such Indebtedness may have mandatory prepayment, repurchase

72 or redemption provisions satisfying the requirements of clause (C) below), (C) that has mandatory prepayment, repurchase or redemption, covenant, default and remedy provisions customary for senior notes (or no more restrictive than is customary) of an issuer that is the parent of a borrower under senior secured credit facilities, and in any event, with respect to covenant, default and remedy provisions, no more restrictive (taken as a whole) than those set forth in this Agreement (other than provisions customary for senior notes of a holding company, including (x) customary assets sale, change of control provisions and customary acceleration rights after an event of default and (y) customary “AHYDO” payments) and (D) if such Indebtedness is secured, it shall only be secured by assets of any Parent Holding Company (other than Holdings) and any Subsidiary of Holdings that is not prohibited from guaranteeing such Indebtedness as provided in clause (A) of this definition; provided that Holdings shall have reasonably determined in good faith that such terms and conditions satisfy the foregoing requirement. “Qualified Receivables Financing” means any Receivables Financing of a Receivables Subsidiary that meets the following conditions: (1) the Board of Directors of the Borrower, Holdings or any Parent Holding Company shall have determined in good faith that such Receivables Financing (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to the Borrower and its Restricted Subsidiaries, (2) all sales/transfers of accounts receivable and related assets by the Borrower or any Restricted Subsidiary to the Receivables Subsidiary are made at Fair Market Value (as determined in good faith by the Borrower), and (3) the financing terms, covenants, termination events and other provisions thereof shall be market terms at the time the receivables financing is first introduced (as determined in good faith by the Borrower) and may include Standard Securitization Undertakings. The grant of a security interest in any accounts receivable of the Borrower or any of its Restricted Subsidiaries (other than a Receivables Subsidiary) to secure any Credit Agreement shall not be deemed a Qualified Receivables Financing. “Qualified Reporting Subsidiary” has the meaning specified in Section 6.01. “Qualifying Bids” has the meaning specified in the definition of “Dutch Auction.” “Ratio-Based Incremental Facility” has the meaning specified in the Section 2.14(a). “Receivables Fees” means distributions or payments made directly or by means of discounts with respect to any participation interest issued or sold in connection with, and other fees paid to a Person that is not a Restricted Subsidiary in connection with, any Receivables Financing. “Receivables Financing” means any transaction or series of transactions that may be entered into by the Borrower or any of its Subsidiaries pursuant to which the Borrower or any of its Subsidiaries may sell, contribute, convey or otherwise transfer to (a) a Receivables Subsidiary (in the case of a transfer by the Borrower or any of its Subsidiaries), and (b) any other Person (in the case of a transfer by a Receivables Subsidiary), or may grant a security interest in, any accounts receivable (whether now existing or arising in the future) of the Borrower or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all contracts and all guarantees or other obligations in respect of such accounts receivable, proceeds of such accounts

73 receivable and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable and any Swap Contracts entered into by the Borrower or any such Subsidiary in connection with such accounts receivable. “Receivables Repurchase Obligation” means any obligation of a seller of receivables in a Qualified Receivables Financing to repurchase receivables arising as a result of a breach of a representation, warranty or covenant or otherwise, including as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, off-set or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller. “Receivables Subsidiary” means a Wholly Owned Restricted Subsidiary (or another Person formed for the purposes of engaging in a Qualified Receivables Financing with the Borrower in which the Borrower or any Subsidiary of the Borrower or a direct or indirect parent of the Borrower makes an Investment and to which the Borrower or any Restricted Subsidiary of the Borrower or a direct or indirect parent of the Borrower transfers accounts receivable and related assets) which engages in no activities other than in connection with the financing of accounts receivable of the Borrower and its Subsidiaries or a direct or indirect parent of the Borrower, all proceeds thereof and all rights (contractual or other), collateral and other assets relating thereto, and any business or activities incidental or related to such business, and which is designated by the Board of Directors of the Borrower or any Parent Holding Company (as provided below) as a Receivables Subsidiary and: (1) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Borrower or any Restricted Subsidiary of the Borrower (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings), (ii) is recourse to or obligates the Borrower or any other Restricted Subsidiary of the Borrower in any way other than pursuant to Standard Securitization Undertakings, or (iii) subjects any property or asset of the Borrower or any Restricted Subsidiary of the Borrower, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings, (2) with which neither the Borrower nor any Restricted Subsidiary of the Borrower has any material contract, agreement, arrangement or understanding other than on terms which the Borrower reasonably believes to be no less favorable to the Borrower or such Restricted Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of Holdings, and (3) to which neither the Borrower nor any Restricted Subsidiary of the Borrower has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results. “Recipient” means the Administrative Agent, the Collateral Agent, any Lender, the Swingline Lender and any L/C Issuer, as applicable. “Reference Period” has the meaning specified in the definition of “Pro Forma Basis.” “Refinanced First Lien Indebtedness” means any Specified Refinancing Debt or Refinancing Notes that refunds, refinances, replaces, redeems, repurchases, retires or defeases any Initial Term Loans, New Term Loans or any other Refinanced First Lien Indebtedness. “Refinancing” has the meaning specified in the definition of “Transactions”.

74 “Refinancing Amendment” means an amendment to this Agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower, the Administrative Agent and the Lenders providing Specified Refinancing Debt, effecting the Incurrence of such Specified Refinancing Debt in accordance with Section 2.18. “Refinancing Indebtedness” has the meaning specified in Section 7.01(n). “Refinancing Notes” means one or more series of senior unsecured notes or loans, senior subordinated unsecured notes or loans, subordinated unsecured notes or loans, secured notes or loans secured solely by a Lien on assets that are not Collateral, senior secured notes or loan secured by the Collateral on a pari passu basis with the Liens securing the Obligations (without regard to the control of remedies) or senior secured notes or loans secured by the Collateral on a “junior” basis to the Liens securing the Obligations, in each case issued in respect of a refinancing of outstanding Indebtedness of the Borrower under any one or more Term Loan Tranches; provided that (a) such Refinancing Notes shall not mature prior to the Latest Maturity Date of the Term Loan Tranche being refinanced; (b) such Refinancing Notes shall not be Incurred or Guaranteed by any Subsidiary of the Borrower that is not a Loan Party; (c) if secured by the Collateral, such Refinancing Notes shall not be secured by assets of a Loan Party or its Subsidiaries that do not constitute Collateral; (d) the Net Cash Proceeds of such Refinancing Notes shall be applied, substantially concurrently with the Incurrence thereof, to the prepayment of outstanding Term Loans under the applicable Term Loan Tranche being so refinanced and the payment of fees, expenses and premiums, if any, payable in connection therewith and (e) except as otherwise provided herein or such amount is otherwise permitted under Section 7.01, such Refinancing Notes shall be in an original aggregate principal amount not greater than the aggregate principal amount or the committed amount of the Term Loan Tranche being refinanced (plus any Incremental Amounts Incurred in connection therewith). “Refinancing Notes Indentures” means, collectively, the indentures, notes, credit agreements, loan agreements or other similar agreements pursuant to which any Refinancing Notes are issued, together with all instruments and other agreements in connection therewith, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, but only to the extent permitted under the terms of the Loan Documents. “Refunding Capital Stock” has the meaning specified in Section 7.05. “Register” has the meaning specified in Section 10.07(c). “Regulated Bank” means an (x) Approved Commercial Bank that is (i) a U.S. depository institution the deposits of which are insured by the Federal Deposit Insurance Corporation; (ii) a corporation organized under section 25A of the U.S. Federal Reserve Act of 1913; (iii) a branch, agency or commercial lending company of a foreign bank operating pursuant to approval by and under the supervision of the FRB under 12 CFR part 211; (iv) a non-U.S. branch of a foreign bank managed and controlled by a U.S. branch referred to in clause (iii); or (v) any other U.S. or non-U.S. depository institution or any branch, agency or similar office thereof supervised by a bank regulatory authority in any jurisdiction or (y) any Affiliate of a Person set forth in clause (x) above to the extent that (1) all of the Equity Interests of such Affiliate is directly or indirectly owned by either (I) such Person set forth in clause (x) above or (II) a parent entity that also owns, directly or indirectly, all of the Equity Interests of such Person set forth in clause (x) and (2) such Affiliate is a securities broker or dealer registered with the SEC under Section 15 of the Exchange Act. “Regulation S-X” means Regulation S-X under the Securities Act.

75 “Reinvestment Period” has the meaning specified in Section 7.04(3). “Related Business Assets” means assets (other than cash or Cash Equivalents) used or useful in a Similar Business; provided that any assets received by the Borrower or a Restricted Subsidiary in exchange for assets transferred by the Borrower or a Restricted Subsidiary will not be deemed to be Related Business Assets if they consist of securities of a Person, unless such Person is, or upon receipt of the securities of such Person, such Person would become a Restricted Subsidiary. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, members, directors, managers, officers, employees, agents, attorneys-in-fact, trustees and advisors of such Person and of such Person’s Affiliates. “Release” means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the Environment or within, from or into any building, structure, facility or fixture. “Relevant Transaction” has the meaning specified in Section 2.05(b)(ii). “Replaceable Lender” has the meaning specified in Section 3.08(a). “Replacement Assets” means (1) substantially all the assets of a Person primarily engaged in a Similar Business or (2) a majority of the Voting Stock of any Person primarily engaged in a Similar Business that will become, on the date of acquisition thereof, a Restricted Subsidiary. “Reply Amount” has the meaning specified in the definition of “Dutch Auction.” “Reply Discount” has the meaning specified in the definition of “Dutch Auction.” “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30-day notice period has been waived. “Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Loans, a Committed Loan Notice, and (b) with respect to an L/C Credit Extension, a Letter of Credit Application. “Required Facility Lenders” of any Tranche means (x) in respect of any Revolving Tranche, the Required Revolving Lenders in respect of such Revolving Tranche, and (b) in respect of any other Tranche, those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated. “Required Lenders” means, as of any date of determination, Lenders having more than 50% of the sum of the (a) Total Outstandings, with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swingline Loans being deemed “held” by such Lender for purposes of this definition, (b) aggregate unused Term Commitments and (c) aggregate unused Revolving Credit Commitments; provided that the unused Term Commitments of, unused Revolving Credit Commitments of and the portion of the Total Outstandings held or deemed held by (x) any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders (provided that the amount of any participation in any Swingline Loan or Unreimbursed Amount that such Defaulting Lender has failed to fund that has not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the Swingline Lender or applicable L/C Issuer, as the case may be, in making

76 such determination) and (y) any Affiliate Lenders (other than Debt Fund Affiliates) shall be deemed to have voted in the same proportion as Lenders that are not Affiliate Lenders vote on such matter. “Required Revolving Lenders” means, as of any date of determination, Revolving Credit Lenders holding more than 50% of the sum of (a) Total Revolving Credit Outstandings and (b) aggregate unused Revolving Credit Commitments; provided that the unused Revolving Credit Commitment of, and the portion of the Total Revolving Credit Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Lenders (provided that the amount of any participation in any Swingline Loan or Unreimbursed Amount that such Defaulting Lender has failed to fund that has not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the Swingline Lender or applicable L/C Issuer, as the case may be, in making such determination). “Rescindable Amount” has the meaning specified in Section 2.12(c). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means the chief executive officer, representative, director, manager, president, vice president, executive vice president, chief financial officer, treasurer or assistant treasurer, secretary or assistant secretary, an authorized signatory, an attorney-in-fact (to the extent empowered by the board of directors/managers of any Loan Party), or other similar officer of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. To the extent requested by the Administrative Agent, each Responsible Officer will provide an incumbency certificate and to the extent requested by the Administrative Agent, appropriate authorization documentation, in form and substance satisfactory to the Administrative Agent. “Restricted Investment” means an Investment other than a Permitted Investment. “Restricted Payment” has the meaning specified in Section 7.05. “Restricted Subsidiary” means any Subsidiary of the Borrower that is not an Unrestricted Subsidiary. “Retired Capital Stock” has the meaning specified in Section 7.05. “Return Bid” has the meaning specified in the definition of “Dutch Auction.” “Revolving Credit Borrowing” means a borrowing under a single Tranche of the Revolving Credit Facility consisting of either (x) Swingline Loans or (y) simultaneous Revolving Credit Loans of the same Type and, in the case of SOFR Loans, having the same Interest Period made by each of the Revolving Credit Lenders under such Tranche of the Revolving Credit Facility pursuant to Section 2.01(b), as applicable.

77 “Revolving Credit Commitments” means, as to any Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrower pursuant to Section 2.01, and (b) purchase participations in L/C Obligations in respect of Letters of Credit and Swingline Loans in an aggregate principal amount not to exceed the amount set forth under the heading “Revolving Credit Commitment” opposite such Lender’s name on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as applicable, as the same may be adjusted from time to time in accordance with this Agreement. The aggregate Revolving Credit Commitments shall be $500,000,000 on the Closing Date. “Revolving Credit Exposure” means, as to each Revolving Credit Lender, the sum of the Outstanding Amount of such Revolving Credit Lender’s Revolving Credit Loans and its Pro Rata Share or other applicable share provided for under this Agreement of the Outstanding Amount of the L/C Obligations and the Swingline Loans at such time. “Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Credit Lenders’ Revolving Credit Commitments at such time. “Revolving Credit Lender” means, at any time, any Lender that has a Revolving Credit Commitment at such time (and after the termination of all Revolving Credit Commitments, any Lender that holds any Outstanding Amount in respect of Revolving Credit Loans). “Revolving Credit Loan” has the meaning specified in Section 2.01(b). “Revolving Credit Note” means a promissory note of the Borrower payable to any Revolving Credit Lender or its registered assigns, in substantially the form of Exhibit B-2 hereto, evidencing the aggregate indebtedness of the Borrower to such Revolving Credit Lender resulting from the Revolving Credit Loans made by such Revolving Credit Lender under the same Revolving Tranche. “Revolving Tranche” means, at any time (a) the aggregate amount of Revolving Credit Lenders’ Revolving Credit Commitments at such time and (b) any Specified Refinancing Debt constituting revolving credit facility commitments, in each case, including the extensions of credit made thereunder. “Sale/Leaseback Transaction” means an arrangement relating to property now owned or hereafter acquired by the Borrower or a Restricted Subsidiary whereby the Borrower or a Restricted Subsidiary transfers such property to a Person and the Borrower or such Restricted Subsidiary leases it from such Person, other than leases between the Borrower and a Restricted Subsidiary or between Restricted Subsidiaries. “Sanctioned Country” means any country or territory that is the subject of Sanctions Laws and Regulations. “Sanctions Laws and Regulations” means any comprehensive sanctions regime administered or enforced by the United States Government (including OFAC), the United Nations Security Council, the European Union, or His Majesty’s Treasury. “S&P” means S&P Global Ratings and any successor thereto. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

78 “Secured Cash Management Agreement” means any Cash Management Agreement that is entered into by and between any Group Party and any Cash Management Bank, except for any such Cash Management Agreement designated by the Borrower in writing to the Administrative Agent and the relevant Cash Management Bank or Hedge Bank, as applicable, as an “unsecured cash management agreement” as of the Closing Date or, if later, on or about the time of entering into such Cash Management Agreement. “Secured Hedge Agreement” means any Swap Contract permitted under Article VII that is entered into by and between any Group Party and any Hedge Bank, except for any such Swap Contract designated by the Borrower and the applicable Hedge Bank in writing to the Administrative Agent as an “unsecured hedge agreement” as of the Closing Date or, if later, as of the time of entering into such Swap Contract. “Secured Obligations” has the meaning specified in the Security Agreement. “Secured Parties” means, collectively, the Administrative Agent, the Collateral Agent, the Lenders (including, for the avoidance of doubt, the Swingline Lender and the L/C Issuers), the Hedge Banks to the extent they are party to one or more Secured Hedge Agreements, the Cash Management Banks to the extent they are party to one or more Secured Cash Management Agreements and each co- agent or subagent appointed by the Administrative Agent or the Collateral Agent from time to time pursuant to Article IX. “Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder. “Security Agreement” means, the Security Agreement, dated as of the date hereof, executed by the Collateral Agent and the Loan Parties party thereto, substantially in the form of Exhibit F, together with each other security agreement and security agreement supplement executed and delivered pursuant to Section 6.12, 6.14 or 6.16. “Security Agreement Supplement” has the meaning specified in the Security Agreement. “Seller” has the meaning specified in the Preliminary Statements of this Agreement. “Seller Notes” means any promissory note or notes issued by the Borrower or a Restricted Subsidiary of the Borrower in respect of any acquisition permitted hereunder as consideration in connection with such acquisition, but that is not in the nature of an earn-out obligation or similar deferred or contingent obligation. “Significant Subsidiary” means any “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such regulation is in effect on the Closing Date. “Similar Business” means any business engaged or proposed to be engaged in by Holdings and its Subsidiaries on the Closing Date and any business or other activities that are similar, ancillary, complementary, incidental or related thereto, or an extension, development or expansion of, the businesses in which Holdings and its Subsidiaries are engaged. “Sky Business” has the meaning specified in the definition of “Sky Purchase Agreement”.

79 “Sky Purchase Agreement” means that certain Share and Asset Purchase and Sale Agreement, dated as of September 8, 2021 (together with all exhibits, annexes and schedules thereto, as amended, modified, restated, supplemented or waived in accordance with the terms thereof), by and among Raytheon Company, a Delaware corporation (the “Seller”), Vertex Aerospace LLC, a Delaware limited liability company (the “Purchaser”), and Vertex Aerospace Services Holding Corp., a Delaware corporation (“Vertex Holdings”), the Purchaser acquired (the “Acquisition”) all of the Seller Entities’ (as defined in the Sky Purchase Agreement) right, title and interest in and to certain assets constituting the Business (as defined in the Sky Purchase Agreement), including the Purchased Entity Shares (as defined in the Sky Purchase Agreement) (the “Sky Business”) from the Seller. “SOFR” shall mean a rate per annum equal to the secured overnight financing rate for such Business Day published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org (or any successor source for the secured overnight financing rate identified as such by the administrator of the secured overnight financing rate from time to time). “SOFR-Based Rate” means SOFR or Term SOFR. “SOFR Loan” refers to a Loan (or Borrowing) bearing interest at a rate determined by reference to Adjusted Term SOFR. “SOFR Unavailability Period” means a period, commencing on the date on which the Administrative Agent shall have determined (which determination shall be conclusive and binding absent manifest error) that any of the events set forth in clauses (a), (b) or (c) below have occurred and are continuing through the date on which a Successor Rate is established pursuant to Section 1.09: (a) adequate and reasonable means do not exist for ascertaining one month, three month and six month interest periods of Term SOFR, including, without limitation, because the Term SOFR Reference Rate is not available or published on a current basis and such circumstances are likely to be permanent or indefinite; (b) the Term SOFR Administrator has made a public statement identifying a specific date after which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be made available, or permitted to be used for determining the interest rate of Dollar denominated syndicated loans, or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide such interest periods of Term SOFR after such specific date (the latest date on which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer available permanently or indefinitely, the “Scheduled Unavailability Date”); (c) the Administrative Agent or the Required Lenders determine for any reason that Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan or in connection with an existing or proposed Base Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan. “Solvent” means, with respect to any Person on any date of determination, that on such date, such Person and its Subsidiaries, when taken as a whole on a consolidated basis, (a) have property with a fair value greater than the total amount of their debts and liabilities, contingent, subordinated or otherwise, (b) have assets with present fair salable value not less than the amount that will be required to pay their liability on their debts as they become absolute and matured, (c) will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as they become absolute and matured and (d) are not

80 engaged in business or a transaction, and are not about to engage in business or a transaction, for which they have unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability or, if a different methodology is prescribed by applicable Laws, as prescribed by such Laws. “SPC” has the meaning specified in Section 10.07(g). “Specified Event of Default” means an Event of Default under Section 8.01(a), (f) (with respect to the Borrower) or (g) (with respect to the Borrower). “Specified Refinancing Agent” has the meaning specified in Section 2.18(a). “Specified Refinancing Debt” has the meaning specified in Section 2.18(a). “Specified Refinancing Revolving Credit Commitment” has the meaning specified in Section 2.18(a). “Specified Refinancing Term Commitment” has the meaning specified in Section 2.18(a). “Specified Refinancing Term Loans” means Specified Refinancing Debt constituting term loans. “Specified Refinancing Term Loan Facility” means a facility in respect of Specified Refinancing Term Loans. “Specified Representations” means the representations and warranties made solely by Holdings, the Borrower and the Subsidiary Guarantors in Sections 5.01(a) and (b)(ii), 5.02(a), 5.04, 5.13, 5.17, 5.18 (subject to the last paragraph of Section 4.01), 5.19 and 5.20 (in the case of the representations and warranties made pursuant to Sections 5.19 and 5.20, to be limited to the use of proceeds not violating the Laws referenced therein). “Specified Transaction” means any Incurrence or repayment of Indebtedness (excluding Indebtedness Incurred under any revolving credit facility or line of credit) or Investment that results in a Person becoming a Subsidiary, any designation of a Subsidiary as a Restricted Subsidiary or as an Unrestricted Subsidiary, any acquisition or any Disposition that results in a Restricted Subsidiary ceasing to be a Subsidiary of the Borrower, any Investment constituting an acquisition of assets constituting a business unit, line of business, division or substantially all of the assets of another Person or any Disposition of a business unit, line of business or division of the Borrower or any of the Restricted Subsidiaries, in each case whether by merger, consolidation, amalgamation or otherwise or any material restructuring of the Borrower or implementation of any initiative not in the ordinary course of business or any other transaction or event that by the terms of this Agreement requires Pro Forma Compliance with a test or covenant hereunder or requires such test or covenant to be calculated on a Pro Forma Basis or giving Pro Forma Effect to any such transaction or event. “Sponsor” means American Industrial Partners Capital Fund VI, L.P., and any of its Affiliates and funds, partnerships or co-investment vehicles managed, advised or controlled by any of them or any of their respective Affiliates (but excluding any operating portfolio companies of the foregoing). “Spot Rate” for a currency means the rate determined by the Administrative Agent to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately

81 11:00 a.m. on the date one Business Day prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent may obtain such spot rate from another financial institution designated by the Administrative Agent if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency. “Standard Securitization Undertakings” means representations, warranties, covenants, indemnities and guarantees of performance entered into by the Borrower or any Subsidiary of the Borrower which the Borrower has determined in good faith to be customary in a Receivables Financing including, without limitation, those relating to the servicing of the assets of a Receivables Subsidiary, it being understood that any Receivables Repurchase Obligation shall be deemed to be a Standard Securitization Undertaking. “Stock Certificates” has the meaning specified in Section 4.01. “Subject Lien” has the meaning specified in Section 7.02. “Subordinated Indebtedness” means (a) with respect to the Borrower, any third-party Indebtedness of the Borrower which is by its terms contractually subordinated in right of payment to the Obligations, and (b) with respect to any Guarantor, any third-party Indebtedness of such Guarantor which is by its terms contractually subordinated in right of payment to its Guarantee of the Obligations. “Subsidiary” means, with respect to any Person other than those covered by clause (y) below, (1) any corporation, association or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than 50% of the total voting power of the Voting Stock is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof, and (2) any partnership, joint venture, limited liability company or similar entity of which (x) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general and limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof, whether in the form of membership, general, special or limited partnership interests or otherwise, and (y) such Person or any Restricted Subsidiary of such Person is a controlling general partner or otherwise controls such entity. “Subsidiary Guarantor” means, collectively, all Guarantors other than Holdings. “Subsidiary Guaranty” means, collectively, each Subsidiary Guaranty made by the Subsidiary Guarantors in favor of the Administrative Agent on behalf of the Secured Parties, substantially in the form of Exhibit E-2, together with each other guaranty and guaranty supplement delivered pursuant to Sections 6.12 or 6.16. “Subsidiary Redesignation” has the meaning specified in the definition of “Unrestricted Subsidiary.” “Supplemental Agent” has the meaning specified in Section 9.14(a). “Supported QFC” has the meaning specified in Section 10.24. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward

82 foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement, including any obligations or liabilities under any such master agreement. “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Swingline Exposure” mean the principal amount of the outstanding Swingline Loans. The Swingline Exposure of any Revolving Credit Lender shall be the principal amount of the outstanding Swingline Loans in which such Revolving Credit Lender is legally obligated either to make a Base Rate Loan or to purchase a participation in accordance with Section 2.4, which shall equal such Revolving Credit Lender’s Pro Rata Share of all outstanding Swingline Loans. “Swingline Lender” means Bank of America in its capacity as lender of the Swingline Loans. “Swingline Loans” mean any Borrowing of Base Rate Loans funded with Swingline Lender’s funds, until such Borrowing is settled among the Revolving Credit Lenders or repaid by the Borrower. “Swingline Sublimit” means a Dollar Amount equal to $50,000,000. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Borrowing” means a borrowing of the same Type of Term Loan of a single Tranche from all the Lenders having Term Commitments or Term Loans of the respective Tranche on a given date (or resulting from a conversion or conversions on such date) having in the case of SOFR Loans, the same Interest Period. “Term Commitment” means, as to each Term Lender, (i) its Initial Term Commitment, (ii) its Term Commitment Increase, (iii) its New Term Commitment or (iv) its Specified Refinancing Term Commitment. The amount of each Lender’s Initial Term Commitment is as set forth on Schedule 2.01 and the amount of each Lender’s other Term Commitments shall be as set forth in the Assignment and Assumption, or in the amendment or agreement relating to the respective Term Commitment Increase, New Term Commitment or Specified Refinancing Term Commitment pursuant to which such Lender

83 shall have assumed its Term Commitment, as the case may be, as such amounts may be adjusted from time to time in accordance with this Agreement. “Term Commitment Increase” has the meaning specified in Section 2.14(a). “Term Facility” means a facility in respect of any Term Loan Tranche, as the context may require. “Term Lender” means (a) at any time on or prior to the Closing Date, any Lender that has an Initial Term Commitment at such time and (b) at any time after the Closing Date, any Lender that holds Term Loans and/or Term Commitments at such time. “Term Loan” means an advance made by any Term Lender under any Term Facility. “Term Loan Tranche” means the respective facility and commitments utilized in making Term Loans hereunder, with there being one Tranche on the Closing Date, i.e. Initial Term Loans and Initial Term Commitments. Additional Term Loan Tranches may be added after the Closing Date, i.e., New Term Loans, Specified Refinancing Term Loans, New Term Commitments and Specified Refinancing Term Commitments. “Term Note” means a promissory note of the Borrower payable to any Term Lender or its registered assigns, in substantially the form of Exhibit B-1 hereto, evidencing the indebtedness of the Borrower to such Term Lender resulting from the Term Loans under the same Term Loan Tranche made or held by such Term Lender. “Term SOFR” means, (a) for any Interest Period with respect to a SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate with a term of one month commencing that day; provided, that such rate pursuant to this clause (b) shall not be less than the Floor. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Screen Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Loan” means a Loan that bears interest at a rate based on Term SOFR, other than pursuant to clause (c) of the definition of “Base Rate”. “Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by the Term SOFR Administrator and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time). “Termination Conditions” means the satisfaction in full of all the Obligations (other than contingent indemnification obligations as to which no claim has been asserted and obligations and

84 liabilities under Secured Cash Management Agreements and Secured Hedge Agreements), the termination of the Aggregate Commitments and the termination of all Letters of Credit (other than Letters of Credit which have been Cash Collateralized or backstopped or replaced in a manner reasonably acceptable to the applicable L/C Issuer). “Test Period” means, on any date of determination, with respect to the Group Parties on a consolidated basis, for purposes of determining the Applicable Rate, the four (4) consecutive fiscal quarters of the Group Parties most recently then ended and for which financial statements have been delivered pursuant to Section 6.01(a) or (b). “Threshold Amount” means the greater of (i) $65,000,000 and (ii) 20.0% of Consolidated EBITDA of the Group Parties. “Total Outstandings” means the aggregate Outstanding Amount of all Loans. “Total Revolving Credit Outstandings” means the aggregate Outstanding Amount of all Revolving Credit Loans, Swingline Loans and L/C Obligations. With respect to any Revolving Tranche, the Total Revolving Credit Outstandings in respect of such Revolving Tranche means the aggregate Outstanding Amount of all Revolving Credit Loans under such Revolving Tranche and L/C Obligations related to Letters of Credit issued under such Revolving Tranche. “Tranche” means any Term Loan Tranche or any Revolving Tranche. “Transactions” means each of the following transactions: (a) the Borrower obtaining the Initial Term Loan Facility and the Revolving Credit Facility; (b) (x) the repayment in full and of outstanding principal, accrued and unpaid interest, fees, and other amounts (other than contingent indemnification obligations for which no claim has been asserted and that by their terms survive the termination of the Existing Second Lien Credit Agreement) under the Existing Second Lien Credit Agreement (and, in connection therewith, any security interests and guarantees in connection therewith shall be terminated and/or released) (the “Second Lien Refinancing”), (y) the repayment in full and of outstanding principal, accrued and unpaid interest, fees, and other amounts (other than contingent indemnification obligations for which no claim has been asserted and that by their terms survive the termination of the Existing ABL Credit Agreement) under the Existing ABL Credit Agreement (and, in connection therewith, any security interests and guarantees in connection therewith shall be terminated and/or released) (the “ABL Refinancing”) and (z) the prepayment of a portion of the First Lien Loans (the “First Lien Prepayment”, and together with the Second Lien Refinancing and the ABL Refinancing, the “Refinancing”); and (c) the payment of all fees, premiums, costs and expenses (including original issue discount and upfront fees) incurred in connection with the transactions described in the foregoing provisions of this definition (the “Transaction Costs”). “Transaction Costs” has the meaning specified in the definition of “Transactions.” “Transition Arrangements” means, collectively, any Transition Services Agreement, the IP Assignment Agreement (as defined in the Sky Purchase Agreement), the IP Cross-License Agreement (as defined in the Sky Purchase Agreement), each Sublease Agreement (as defined in the Sky Purchase Agreement), the TDP License Agreement (as defined in the Sky Purchase Agreement), in each case, to be entered into on or prior to (or in connection with) December 6, 2021, as amended, restated, amended and

85 restated, modified, supplemented or replaced from time to time in a manner not materially adverse to the interest of the Borrower and its Restricted Subsidiaries from time to time. “Transition Services Agreement” means any Transition Services Agreement (as defined in the Sky Purchase Agreement), as amended, restated, amended and restated, modified, supplemented or replaced from time to time in a manner not materially adverse to the interest of the Borrower and its Restricted Subsidiaries from time to time. “Type” means, with respect to a Loan, its character as a Base Rate Loan or a SOFR Loan. “UCC Filing Collateral” has the meaning specified in Section 4.01. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Undisclosed Administration” means in relation to a Lender or its direct or indirect parent company the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator under or based on the law in the country where such Person is subject to home jurisdiction supervision if applicable law requires that such appointment is not to be publicly disclosed. “Unfunded Pension Liability” means the excess of a Plan’s benefit liabilities under Section 4001(a) of ERISA over the current value of such Plan’s assets, determined in accordance with assumptions used for funding the Plan pursuant to Section 412 of the Code for the applicable plan year. “Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral. “United Kingdom” means the United Kingdom of Great Britain and Northern Ireland. “United States” and “U.S.” mean the United States of America. “Unpaid Amount” has the meaning specified in Section 7.05. “Unreimbursed Amount” has the meaning specified in Section 2.03(d)(i). “Unrestricted Cash Amount” means, as of any date of determination, the amount of (a) cash and Cash Equivalents of Holdings and its Restricted Subsidiaries (whether or not held in an account pledged to the Administrative Agent) to the extent not required to be designated as restricted on the consolidated balance sheet of Holdings and its Restricted Subsidiaries in accordance with GAAP and (b) cash and Cash Equivalents restricted in favor of the Facilities (which may also include cash and Cash Equivalents securing other Indebtedness secured by a Lien on the Collateral) or the Existing First Lien Facility.

86 “Unrestricted Subsidiary” means: (1) any Subsidiary of the Borrower that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors of the Borrower, Holdings or any Parent Holding Company in the manner provided below; and (2) any Subsidiary of an Unrestricted Subsidiary. The Borrower may designate (or subsequently re-designate) any Subsidiary of the Borrower (including any existing Subsidiary and any newly acquired or newly formed Subsidiary of the Borrower) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Capital Stock or Indebtedness of, or owns or holds any Lien on any property of, the Borrower or any other Subsidiary of the Borrower that is not a Subsidiary of the Subsidiary to be so designated; provided, however, that the Subsidiary to be so designated and its Subsidiaries do not at the time of designation have any Indebtedness pursuant to which the lender has recourse to any of the assets of Holdings or any of its Restricted Subsidiaries; provided, further, however, that either: (a) the Subsidiary to be so designated has total consolidated assets of $1,000 or less; or (b) if such Subsidiary has consolidated assets greater than $1,000, then the Investment arising from such designation would be permitted under Section 7.05. The Borrower may designate any Unrestricted Subsidiary to be a Restricted Subsidiary (a “Subsidiary Redesignation”). Any Indebtedness of such Subsidiary and any Liens encumbering its assets at the time of such designation shall be deemed newly Incurred or established, as applicable, at such time. Any such designation by the Borrower shall be evidenced to the Administrative Agent by promptly delivering to the Administrative Agent an officer’s certificate certifying that such designation complied with the foregoing provisions. For purposes of designating any Restricted Subsidiary as an Unrestricted Subsidiary, all outstanding Investments by the Borrower and its Restricted Subsidiaries (except to the extent repaid) in the Subsidiary so designated will be deemed to be Investments in such Unrestricted Subsidiary in an amount determined as set forth in the last sentence of the definition of “Investments”. Notwithstanding the foregoing, the Borrower shall not be permitted to designate any subsidiary that holds Material Intellectual Property or Contracts as an Unrestricted Subsidiary and neither the Borrower nor any Restricted Subsidiary shall be permitted to contribute, sell, transfer or otherwise dispose of any Material Intellectual Property or Contracts to an Unrestricted Subsidiary. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Obligor” means Holdings, the Borrower and any Guarantor which is a Domestic Subsidiary.

87 “U.S. Special Resolution Regimes” has the meaning specified in Section 10.24. “U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(g)(ii)(B)(c). “Vertex Holdings” has the meaning specified in the definition of “Sky Purchase Agreement”. “Voting Stock” of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote (without regard to the occurrence of any contingency) in the election of the Board of Directors of such Person. “Weighted Average Life to Maturity” means, when applied to any Indebtedness or Disqualified Stock or Preferred Stock, as the case may be, at any date, the number of years (and/or portion thereof) obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect of such Indebtedness or redemption or similar payment, in respect of such Disqualified Stock or Preferred Stock, by (ii) the number of years (calculated to the nearest one- twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness; provided that for purposes of determining the Weighted Average Life to Maturity of any Indebtedness (the “Applicable Indebtedness”), the effects of any amortization or prepayments made on such Applicable Indebtedness prior to the date of such determination will be disregarded. “Wholly Owned Restricted Subsidiary” means any Wholly Owned Subsidiary that is a Restricted Subsidiary. “Wholly Owned Subsidiary” of any Person means a direct or indirect Subsidiary of such Person 100% of the outstanding Capital Stock or other ownership interests of which (other than directors’ qualifying shares or shares or interests required to be held by foreign nationals or other third parties to the extent required by applicable law) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person. “Withholding Agent” means any Loan Party, the Administrative Agent and any other applicable withholding agent. “Working Capital” means, with respect to the Borrower and the Restricted Subsidiaries on a consolidated basis, Consolidated Current Assets minus Consolidated Current Liabilities. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

88 (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. (b) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof. (c) References in this Agreement to an Exhibit, Schedule, Article, Section, clause or subclause refer (A) to the appropriate Exhibit or Schedule to, or Article, Section, clause or subclause in this Agreement or (B) to the extent such references are not present in this Agreement, to the Loan Document in which such reference appears. (d) The term “including” is by way of example and not limitation. (e) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form. (f) Any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns. (g) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.” (h) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (i) In measuring compliance with this Agreement with respect to (x) any Investment or acquisition (whether by merger, consolidation or other business combination or acquisition of Capital Stock or otherwise), (y) any Restricted Payment, repayment, repurchase or refinancing of Indebtedness with respect to which an irrevocable notice of Restricted Payment or repayment (or similar irrevocable notice), which may be conditional, has been delivered (each of the foregoing under clauses (x) and (y), a “Limited Condition Transaction”), and (z) any (I) Indebtedness (including Acquired Indebtedness) that is being Incurred in connection with such Limited Condition Transaction (including, without limitation, in compliance with Section 2.14, Section 2.15 or Section 7.01, as applicable), (II) any Lien being Incurred in connection with such Limited Condition Transaction or to secure any such Indebtedness being Incurred in connection with such Limited Condition Transaction (including, without limitation, in compliance with Section 7.02 or the definition of “Permitted Liens”) and/or (III) any other transaction undertaken or proposed to be undertaken in connection with such Limited Condition Transaction, in each case, for purposes of determining: (1) whether any representation or warranty set forth herein is true or correct; (2) whether a Default or Event of Default (or any type of Default or Event of Default) shall have occurred and be continuing; and (3) any calculation of the ratios or baskets, including Consolidated First Lien Net Leverage Ratio, Consolidated Secured Net Leverage Ratio, Consolidated Total Net Leverage Ratio, Consolidated Interest Coverage Ratio, Consolidated EBITDA, Consolidated Net Income, Consolidated Net Tangible Assets and Pro Forma Cost Savings,

89 in each case, in connection with the foregoing, at the option of the Borrower, the date that the letter of intent or definitive agreement for such Limited Condition Transaction (or the date of irrevocable notice in the case of clause (y) of the definition of Limited Condition Transaction) (the “Transaction Agreement Date”) may be used as the applicable date of determination, as the case may be, in each case, as applicable, with such pro forma adjustments as are appropriate and consistent with the pro forma adjustment provisions set forth in the definition of “Pro Forma Basis” or “Consolidated EBITDA” (provided that, notwithstanding the Borrower’s election to use the Transaction Agreement Date under this Section 1.02(i), the Borrower may elect (in its discretion) to re-determine one or more of clauses (1) through (3) above at (x) the time of any delivery of financial statements prior to the consummation of such transaction or (y) the time of the consummation of such transaction). For the avoidance of doubt, if the Borrower elects to use the Transaction Agreement Date as the applicable date of determination in accordance with the foregoing, (a) any fluctuation or change in the Consolidated First Lien Net Leverage Ratio, Consolidated Secured Net Leverage Ratio, Consolidated Total Net Leverage Ratio, Consolidated Interest Coverage Ratio, Consolidated EBITDA, Consolidated Net Income, Consolidated Net Tangible Assets and/or Pro Forma Cost Savings of the Borrower from the Transaction Agreement Date to the consummation of such Limited Condition Transaction will not be taken into account for purposes of determining whether such Limited Condition Transaction, or any Indebtedness or Lien that is being Incurred in connection with such Limited Condition Transaction, or in connection with compliance by the Borrower or any of the Restricted Subsidiaries with any other provision of the Loan Documents or any other transaction undertaken in connection with such Limited Condition Transaction, is permitted to be Incurred, (b) until such Limited Condition Transaction is consummated or such definitive agreements are terminated (or conditions in any conditional notice can no longer be met), such Limited Condition Transaction and all transactions proposed to be undertaken in connection therewith (including the Incurrence of Indebtedness and Liens and the intended use of proceeds thereof) and at the election of the Borrower, other acquisitions or similar investments for which a letter of intent or definitive agreements have been executed, will be given pro forma effect when determining compliance of other transactions (including the Incurrence of Indebtedness and Liens unrelated to such Limited Condition Transaction) that are consummated after the Transaction Agreement Date and on or prior to the consummation of such Limited Condition Transaction and any such transactions (including any Incurrence of Indebtedness and the use of proceeds thereof) will be deemed to have occurred on the date the definitive agreements are entered and outstanding thereafter for purposes of calculating any baskets or ratios under the Loan Documents after the date of such agreement and before the consummation of such Limited Condition Transaction and (c) no Default or Event of Default shall occur solely based on any fluctuation or change in the Consolidated First Lien Net Leverage Ratio, Consolidated Secured Net Leverage Ratio, Consolidated Total Net Leverage Ratio, Consolidated Interest Coverage Ratio, Consolidated EBITDA, Consolidated Net Income, Consolidated Net Tangible Assets and/or Pro Forma Cost Savings of the Borrower from the Transaction Agreement Date to the consummation of such Limited Condition Transaction. (j) As used herein, the term “Consolidated EBITDA” is deemed to refer to Consolidated EBITDA of the Group Parties for the Test Period most recently then ended. Section 1.03 Accounting Term. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, as in effect from time to time. (b) If at any time any change in GAAP or the application thereof would affect the computation or interpretation of any financial ratio, basket, requirement or other provision set forth in any

90 Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent and the Borrower shall negotiate in good faith to amend such ratio, basket, requirement or other provision to preserve the original intent thereof in light of such change in GAAP or the application thereof (subject to the approval of the Required Lenders not to be unreasonably withheld, conditioned or delayed); provided that, until so amended, such ratio, basket, requirement or other provision shall continue to be computed or interpreted in accordance with GAAP or the application thereof prior to such change therein. (c) Notwithstanding anything to the contrary contained herein, all such financial statements shall be prepared, and all financial covenants contained herein or in any other Loan Document shall be calculated, in each case, without giving effect to any election under FASB ASC 825 (or any similar accounting principle) permitting a Person to value its financial liabilities at the fair value thereof. (d) Notwithstanding anything to the contrary contained herein, unless the Borrower has irrevocably elected pursuant to a certificate executed by an Responsible Officer of the Borrower and delivered to the Administrative Agent that this clause (d) shall no longer apply with respect to an applicable Test Period and each Test Period thereafter on or prior to the delivery of financial statements for such Test Period pursuant to Section 6.01, the determination of whether a lease is a Capital Lease or a Non-Finance Lease, shall, in each case, be determined without giving effect to ASC 842 (Leases), except that financial statements delivered pursuant to Section 6.01 may be prepared in accordance with GAAP (including giving effect to ASC 842 (Leases)) as in effect at the time of such delivery). Section 1.04 Rounding. Any financial ratios required to be maintained by the Borrower, or satisfied in order for a specific action to be permitted, under this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). Section 1.05 References to Agreements and Laws. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are permitted by any Loan Document and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law. Section 1.06 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight savings or standard, as applicable). Section 1.07 Timing of Payment or Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as specifically provided in Section 2.12 or as described in the definition of “Interest Period”) or performance shall extend to the immediately succeeding Business Day. Section 1.08 Currency Equivalents Generally. (a) Any amount specified in this Agreement (other than in Articles II, IX and X or as set forth in clause (b) of this Section 1.08) or any of the other Loan Documents to be in Dollars shall also include Dollar Equivalent of such amount in any currency other than Dollars. The Administrative Agent shall determine the Spot Rate as of relevant date of determination to be used for calculating Dollar Equivalent

91 amounts. Such Spot Rate shall become effective as of such relevant date of determination and shall be the Spot Rate employed in converting any amounts between the Dollars any currency other than Dollars until the next relevant date of determination occurs. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial ratios hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as determined by the Administrative Agent in accordance with this Agreement.; provided that if any basket is exceeded solely as a result of fluctuations in applicable currency exchange rates after the last time such basket was utilized, such basket will not be deemed to have been exceeded solely as a result of such fluctuations in currency exchange rates. (b) For purposes of determining the Consolidated First Lien Net Leverage Ratio, Consolidated Secured Net Leverage Ratio, Consolidated Total Net Leverage Ratio and the Consolidated Interest Coverage Ratio, amounts denominated in a currency other than Dollars will be converted to Dollars for the purposes of calculating the Consolidated First Lien Net Leverage Ratio, Consolidated Secured Net Leverage Ratio, Consolidated Total Net Leverage Ratio and the Consolidated Interest Coverage Ratio, at the Exchange Rate as of the date of calculation, and will, in the case of Indebtedness, Consolidated Funded First Lien Indebtedness, Consolidated Funded Indebtedness and Consolidated Funded Secured Indebtedness, be the weighted average exchange rates used for determining Consolidated EBITDA for the relevant period; provided that if any Group Party has entered into any currency Swap Contracts in respect of any borrowings, the currency and amount of such borrowings shall be determined by first taking into account the effects of that currency Swap Contract. Section 1.09 Benchmark Replacement; Rates. (a) Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines, or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrower or Required Lenders (as applicable) have determined, that a SOFR Unavailability Period exists (and with respect to clause (c) of the definition of SOFR Unavailability such circumstances are not expected to be temporary), then, on a date and time determined by the Administrative Agent, in consultation with the Borrower (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (b) of the definition of SOFR Unavailability Period, no later than the Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any Loan Document with Daily Simple SOFR for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “Successor Rate”). (i) If the Successor Rate is Daily Simple SOFR, all interest payments will be payable on a quarterly basis. (ii) Notwithstanding anything to the contrary herein, (A) if the Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date, or (B) if the events or circumstances of the type described in clause (a) or (b) of the definition of SOFR Unavailability Period have occurred with respect to the Successor Rate then in effect, then in each case, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing Term SOFR or any then current Successor Rate in accordance with this Section 1.09 at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar Dollar denominated

92 credit facilities syndicated and agented in the United States for such alternative benchmark. and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar Dollar denominated credit facilities syndicated and agented in the United States for such benchmark. For the avoidance of doubt, any such proposed rate and adjustments, shall constitute a “Successor Rate”. Any such amendment shall become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment on the basis that such alternative benchmark is not a prevailing reference rate for similar Dollar denominated syndicated credit facilities. (iii) The Administrative Agent will promptly (in one or more notices) notify the Borrower and each Lender of the implementation of any Successor Rate. (iv) Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. (v) Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than the Floor, the Successor Rate will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. (vi) In connection with the implementation and administration of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time (in consultation with the Borrower) and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective. (b) The Administrative Agent does not warrant, nor accept responsibility for, nor shall the Administrative Agent have any liability with respect to, the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission

93 related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service. Section 1.10 Pro Forma Calculations. Notwithstanding anything to the contrary herein (subject to Section 1.02(i)), the Consolidated First Lien Net Leverage Ratio, the Consolidated Secured Net Leverage Ratio, the Consolidated Total Net Leverage Ratio the Consolidated Interest Coverage Ratio, Consolidated EBITDA, Consolidated Net Income and Consolidated Net Tangible Assets shall be calculated (including for purposes of Sections 2.14 and 2.15) on a Pro Forma Basis with respect to each Specified Transaction occurring during the applicable Test Period to which such calculation relates, and/or subsequent to the end of the applicable Test Period but not later than the date of such calculation; provided that notwithstanding the foregoing, when calculating (i) the Consolidated Total Net Leverage Ratio for purposes of determining the Applicable Rate, (ii) the applicable percentage of Excess Cash Flow for purposes of Section 2.05(b), or (iii) the Consolidated First Lien Net Leverage Ratio or Consolidated Interest Coverage Ratio for purposes of determining actual compliance with the Financial Covenant, any Specified Transaction and any related adjustment contemplated in the definition of Pro Forma Basis (and corresponding provisions of the definition of “Consolidated EBITDA”) that occurred subsequent to the end of the applicable Test Period shall not be given Pro Forma Effect. With respect to any pro forma calculations to be made in connection with any acquisition or investment in respect of which financial statements for the relevant target are not available for the same Test Period for which financial statements of the Borrower have been delivered pursuant to Section 6.01(a) or (b), the Borrower shall determine such pro forma calculations on the basis of the available financial statements (even if for differing periods) or such other basis as determined on a commercially reasonable basis by the Borrower. Section 1.11 Calculation of Baskets. (a) If any of the baskets set forth in this Agreement are exceeded solely as a result of fluctuations to Consolidated EBITDA or Consolidated Net Tangible Assets for the most recently completed fiscal quarter after the last time such baskets were calculated for any purpose under this Agreement, such baskets will not be deemed to have been exceeded solely as a result of such fluctuations. (b) Notwithstanding anything to the contrary in this Agreement, with respect to any amounts incurred or transactions entered into (or consummated) in reliance on a Basket or other provision of this Agreement (any such Basket or other provision, a “Fixed Basket”) that does not require compliance with a financial ratio or test (including, without limitation, Pro Forma Compliance with any Consolidated First Lien Net Leverage Ratio test, Consolidated Secured Net Leverage Ratio test, Consolidated Total Net Leverage Ratio test or any Consolidated Interest Coverage Ratio test) (any such ratio or test, a “Financial Incurrence Test”) (any such amounts, including, for the avoidance of doubt, (i) Designated Funding Commitments, (ii) any grower component based on Consolidated EBITDA or Consolidated Net Tangible Assets and (iii) New Loan Commitments, New Incremental Notes and Incremental Equivalent Debt incurred pursuant to the Cash-Capped Incremental Facility or the Prepayment-Based Incremental Facility, the “Fixed Amounts”), in each case substantially concurrently with (or as part of a single transaction or a series of related transactions with) any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that requires compliance with any Financial Incurrence Test (any such amounts, the “Incurrence-Based Amounts”), it is understood and agreed that such Fixed Amounts (or any other amounts incurred under a Fixed Basket) (but giving full Pro Forma Effect to the use of proceeds of all such amounts and concurrent related transactions) shall be disregarded in the calculation of any Financial Incurrence Test applicable to Incurrence-Based Amounts that is substantially concurrent (or part of a single transaction or a series of related transactions); provided that, notwithstanding anything to the contrary in this Agreement, any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that is expressly limited by a fixed- dollar limitation (including any grower component based on a percentage of Consolidated EBITDA or

94 Consolidated Net Tangible Assets) and that includes, as a condition to incurring amounts or entering into or consummating transactions, in reliance on such provision limited by a fixed-dollar limitation, a requirement of compliance with a Financial Incurrence Test (including, without limitation, incurring amounts or entering into or consummating transactions under clause (4) of the first paragraph of Section 7.05) shall constitute a “Fixed Amount” hereunder. If any Lien, Investment, Indebtedness, Restricted Payment or Affiliate Transaction or other transaction, action, judgment or amount incurred under any provision in this Agreement or any other Loan Document (or any portion of the foregoing) previously divided and classified (or re-divided and re-classified) as set forth below under any Fixed Amount, could subsequently be re-divided and re-classified as an Incurrence-Based Amount, such re-division and re- classification shall be deemed to occur automatically, in each case, unless otherwise elected by the Borrower. (c) For purposes of determining compliance with any Section 2.14, Section 2.15 or any of the covenants set forth in Article VI or Article VII at any time (whether at the time of incurrence or thereafter), if any Lien, Investment, Indebtedness, Disqualified Stock, Preferred Stock, Asset Sale (or other disposition, sale or transfer of assets), Restricted Payment or Affiliate Transaction (or any portion of the foregoing) meets the criteria of one, or more than one, of the clauses of the provision permitting (including by way of exemption) such Lien, Investment, Indebtedness, Disqualified Stock, Preferred Stock, Asset Sale (or other disposition, sale or transfer of assets), Restricted Payment or Affiliate Transaction, as the case may be or any portion thereof, the Borrower (i) shall in its sole discretion determine under which clause (or sub-clause) or clauses (or sub-clauses) such Lien, Investment, Indebtedness, Asset Sale (or other disposition, sale or transfer of assets), Restricted Payment or Affiliate transaction (or, in each case, any portion thereof), as the case may be, is classified and (ii) shall be permitted, in its sole discretion, to make any subsequent redetermination and/or to divide, classify or reclassify under which clause or clauses such Lien, Investment, Indebtedness, Disqualified Stock, Preferred Stock, Asset Sale (or other disposition, sale or transfer of assets), Restricted Payment or Affiliate Transaction, as the case may be, is permitted from time to time as it may determine and without notice to the Administrative Agent or any Lender (including to re-classify utilization of any Fixed Amounts as being incurred under any Incurrence-Based Amounts or other Fixed Amounts or utilization of any Incurrence-Based Amounts as being incurred under any Fixed Amount or other Incurrence-Based Amounts); provided that (i) any amount incurred under a Fixed Amount which may later be reclassified as incurred under an Incurrence-Based Amount shall automatically be reclassified as incurred under the applicable Incurrence-Based Amount, unless otherwise elected by the Borrower, (ii) all Indebtedness under this Agreement Incurred on the Closing Date shall be deemed to have been Incurred pursuant to Section 7.01(a) and the Borrower shall not be permitted to reclassify all or any portion of Indebtedness Incurred on the Closing Date pursuant to Section 7.01(a), and (iii) all Indebtedness under the Existing First Lien Credit Agreement outstanding as of the Closing Date will be deemed to have been Incurred pursuant to Section 7.01(b) and the Borrower shall not be permitted to reclassify all or any portion of such Indebtedness. (d) If any Lien, Investment, Indebtedness, Disqualified Stock or Preferred Stock, Asset Sale (or other disposition or other sale or transfer of assets), Restricted Payment, Affiliate Transaction, or other transaction or action is incurred, issued or consummated in reliance on a Basket measured by reference to a percentage of Consolidated EBITDA or Consolidated Net Tangible Assets, and any such Lien, Investment, Indebtedness, Disqualified Stock or preferred Capital Stock, disposition or other sale or transfer of assets, Restricted Payment, Affiliate transaction, Contractual Requirement, prepayment or redemption of Indebtedness or other transaction or action would subsequently exceed the applicable percentage of Consolidated EBITDA or Consolidated Net Tangible Assets, as applicable, under such Basket if calculated based on the Consolidated EBITDA or Consolidated Net Tangible Assets, as applicable, on a later date (including the date of any refinancing), such percentage of Consolidated EBITDA or Consolidated Net Tangible Assets, as applicable, will be deemed not to be exceeded;

95 provided that, in the case of refinancing any Indebtedness, Disqualified Stock or Preferred Stock (and any related Lien) in reliance on this clause (c), the principal amount of such refinancing Indebtedness, Disqualified Stock or Preferred Stock does not exceed the aggregate outstanding principal amount, accreted value or liquidation preference of the refinanced Indebtedness, Disqualified Stock or Preferred Stock, plus any Incremental Amounts Incurred in connection with the refinancing of such Indebtedness, Disqualified Stock or Preferred Stock and the incurrence or issuance of such refinancing Indebtedness, Disqualified Stock or Preferred Stock. (e) With respect to any Designated Funding Commitment (to the extent loans funded under such Designated Funding Commitment would constitute Indebtedness, or Capital Stock issued pursuant to such Designated Funding Commitment would constitute Disqualified Stock or Preferred Stock, in each case, that is subject to Section 7.01), except for purposes of (x) determining the “Applicable Rate”, (y) the First Lien Net Leverage Ratio under Section 2.05(b), and (z) determining actual compliance with the Financial Covenants, in each case, the incurrence or issuance of such Indebtedness (and any Lien in connection therewith), Disqualified Stock or Preferred Stock, as applicable, by Borrower or any Restricted Subsidiary provided for under such Designated Funding Commitment shall be deemed to occur (on a Pro Forma Basis after giving effect to the incurrence or issuance of the entire committed amount thereof (but without netting any cash proceeds thereof)) on the date of designation of such commitment as a Designated Funding Commitment (and any such unfunded commitment constituting a Designated Funding Commitment under this Agreement shall be deemed outstanding for purposes of incurring or issuing any other Indebtedness, Disqualified Stock or Preferred Stock or Lien under this Agreement, in each case, at all times such designated commitments remain outstanding) and, from and after such designation, so long as such incurrence or issuance is permitted under this Agreement on the date of such designation, Borrower and/or its applicable Restricted Subsidiaries may incur or issue such Indebtedness (including any borrowing, re-borrowing and issuance of letters of credit thereunder)) (and any Lien in connection therewith), Disqualified Stock or Preferred Stock up to the committed amount thereof so designated under such Designated Funding Commitment without further compliance with, or determination of availability under, any Financial Incurrence Test, Incurrence-Based Amount, Fixed Amount, Fixed Basket or other Basket under this Agreement; provided that, for the avoidance of doubt, (i) the Borrower may revoke any such designation as a Designated Funding Commitment in accordance with the definition thereof at any time and from time to time and (ii) if any such Designated Funding Commitment is drawn, such Indebtedness shall be deemed to be outstanding for purposes of testing each applicable Financial Incurrence Test. (f) Notwithstanding anything to the contrary set forth herein, for the avoidance of doubt and without duplication of any applicable Basket set forth herein, the Loan Documents shall be deemed to permit (x) the Transactions and (y) any Transition Arrangements (or any other transition or shared services agreements and arrangements in connection with the Sky Acquisition or otherwise contemplated under the Sky Purchase Agreement that, in each case, are not materially more adverse to the interest of the Borrower and its Restricted Subsidiaries than the Transition Arrangements entered into on or prior to the Closing Date). Section 1.12 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time after giving effect to any expiration periods applicable thereto; provided, however, that (i) if any presentation of drawing documents shall have been made on or prior to the expiration date of such Letter of Credit and the applicable L/C Issuer shall not yet have honored such drawing or given notice of dishonor, the amount of such Letter of Credit that is the subject of such drawing shall be treated as still outstanding and (ii) with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of

96 Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. Section 1.13 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. ARTICLE II. The Commitments and Borrowings Section 2.01 The Loans. (a) The Initial Term Borrowing. Subject to the terms and conditions set forth herein, each Term Lender with an Initial Term Commitment severally agrees to make a single loan denominated in Dollars (the “Initial Term Loans”) to the Borrower on the Closing Date in an amount equal to such Term Lender’s Initial Term Commitment. The Initial Term Borrowing shall consist of Initial Term Loans made simultaneously by the Term Lenders in accordance with their respective Initial Term Commitments. Amounts borrowed under this Section 2.01(a) and subsequently repaid or prepaid may not be reborrowed (it being understood, however, that prepayments will be taken into account for purposes of any Prepayment-Based Incremental Facility to the extent provided by Section 2.14). Initial Term Loans may be Base Rate Loans or SOFR Loans as further provided herein. (b) The Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each Revolving Credit Lender severally agrees to make loans denominated in Dollars (each such loan, a “Revolving Credit Loan”) to the Borrower from time to time on and after the Closing Date, on any Business Day until and excluding the Business Day preceding the Maturity Date for the Revolving Credit Facility, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving Credit Commitment; provided, however, that after giving effect to any Revolving Credit Borrowing, (i) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility and (ii) the aggregate Outstanding Amount of the Revolving Credit Exposure of any Lender shall not exceed such Lender’s Revolving Credit Commitment. Within the limits of each Lender’s Revolving Credit Commitment and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(b), prepay under Section 2.05, and reborrow under this Section 2.01(b). Revolving Credit Loans may be Base Rate Loans or SOFR Loans, as further provided herein. (c) After the Closing Date, subject to and upon the terms and conditions set forth herein, each Lender with a Term Commitment (other than an Initial Term Commitment) with respect to any Tranche of Term Loans (other than Initial Term Loans) severally agrees to make a Term Loan denominated in Dollars under such Tranche to the Borrower in an amount not to exceed such Term Lender’s Term Commitment under such Tranche on the date of Incurrence thereof, which Term Loans under such Tranche shall be Incurred pursuant to a single drawing on the date set forth for such Incurrence. Such Term Loans may be Base Rate Loans or SOFR Loans as further provided herein. Once repaid, Term Loans Incurred hereunder may not be reborrowed (it being understood, however, that prepayments will be taken into account for purposes of any Prepayment-Based Incremental Facility to the extent provided by Section 2.14). Section 2.02 Borrowings, Conversions and Continuations of Loans.

97 (a) Each Term Borrowing, each Revolving Credit Borrowing, each conversion of a Tranche of Term Loans or Revolving Credit Loans from one Type to the other, and each continuation of SOFR Loans, shall be made upon irrevocable notice by the Borrower to the Administrative Agent, which may be given by: (i) telephone or (ii) a Committed Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Committed Loan Notice. Each such notice must be received by the Administrative Agent not later than (i) 12:00 p.m. (New York City time) two (2) Business Days prior to the requested date of any Borrowing of, conversion of Base Rate Loans to, or continuation of, SOFR Loans (or in the case of any such Borrowing to be made on the Closing Date or any Borrowing pursuant to Section 2.14 or Section 2.18, one Business Day prior to the date of such Borrowing), and (ii) 12:00 p.m. (New York City time) on the requested date of any Term Borrowing of Base Rate Loans or of any conversion of SOFR Loans to Base Rate Loans (or, in each case, such later time as the Administrative Agent may agree). Each notice pursuant to this Section 2.02(a) shall be delivered to the Administrative Agent in the form of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of SOFR Loans shall be (i) in a principal amount of $1,000,000, or (ii) a whole multiple of $500,000 in excess thereof. Each Borrowing of, or conversion to, Base Rate Loans shall be (i) in a principal amount of $500,000, or (ii) a whole multiple of $250,000 in excess thereof. (b) Each Committed Loan Notice shall specify (i) whether the Borrower is requesting a Term Borrowing, a Revolving Credit Borrowing, a conversion of a Tranche of Term Loans or Revolving Credit Loans from one Type to the other, or a continuation of SOFR Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Tranche of Term Loans or Revolving Credit Loans are to be converted and (v) if applicable, the duration of the Interest Period with respect thereto. If, with respect to any SOFR Loans, the Borrower fails to specify a Type of Loan in a Committed Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Tranche of Term Loans or Revolving Credit Loans shall be made as, or converted to, SOFR Loans with an Interest Period of 1 month. Any such automatic conversion or continuation pursuant to the immediately preceding sentence shall be effective as of the last day of the Interest Period then in effect with respect to the applicable SOFR Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of SOFR Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of 1 month. (c) Following receipt of a Committed Loan Notice (other than with respect to a Swingline Loan), the Administrative Agent shall promptly notify each applicable Lender of the amount of its ratable share of the applicable Tranche of Term Loans or Revolving Credit Loans, and if no timely notice of a conversion or continuation of SOFR Loans is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to SOFR Loans with an Interest Period of one month as described in Section 2.02(a). In the case of a Term Borrowing or a Revolving Credit Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 3:00 p.m. (New York City time), on the Business Day specified in the applicable Committed Loan Notice. Each Lender may, at its option, make any Loan available to the Borrower by causing any foreign or domestic branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. Upon satisfaction of the applicable conditions set forth in Article IV, the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of the Administrative Agent with the amount of

98 such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided that if, on the date the Committed Loan Notice with respect to a Revolving Credit Borrowing is given by the Borrower, there are L/C Borrowings outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of any such L/C Borrowing, and second, to the Borrower as provided above. (d) Except as otherwise provided herein, a SOFR Loan may be continued or converted only on the last day of an Interest Period for such SOFR Loan unless the Borrower pays the amount due under Section 3.06 in connection therewith. During the existence of an Event of Default, at the election of the Administrative Agent or the Required Facility Lenders, no Loans may be requested as, converted to or continued as SOFR Loans. (e) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for SOFR Loans upon determination of such interest rate. The determination of Adjusted Term SOFR by the Administrative Agent shall be conclusive in the absence of manifest error. (f) After giving effect to all Term Borrowings, all Revolving Credit Borrowings, all conversions of Term Loans or Revolving Credit Loans from one Type to the other, and all continuations of Term Loans or Revolving Credit Loans of the same Type, there shall not be more than ten (10) Interest Periods in effect; provided that after the establishment of any new Tranche of Loans, the number of Interest Periods otherwise permitted by this Section 2.02(f) shall increase by three (3) Interest Periods for each applicable Tranche so established. (g) The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing, which for the avoidance of doubt does not limit such Lender’s obligations under Section 2.17. Section 2.03 Letters of Credit. (a) The Letter of Credit Commitment. Subject to the terms and conditions set forth herein, (A) each L/C Issuer agrees, in reliance upon (among other things) the agreements of the Revolving Credit Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars for the account of the Borrower, any Restricted Subsidiary or any Permitted Joint Venture (provided that the Borrower hereby irrevocably agrees to reimburse the applicable L/C Issuer for amounts drawn on any Letters of Credit issued for the account of the Borrower, any Restricted Subsidiary or any Permitted Joint Venture on a joint and several basis with such Restricted Subsidiary) and to amend or renew Letters of Credit previously issued by it, in accordance with Section 2.03(c), and (2) to honor conforming drawings under the Letters of Credit and (B) the Revolving Credit Lenders severally agree to participate in Letters of Credit for the account of the Borrower, any Restricted Subsidiary or any Permitted Joint Venture; provided that no L/C Issuer shall be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Lender shall be obligated to participate in any Letter of Credit, if as of the date of such L/C Credit Extension (x) the Revolving Credit Exposure of such Lender would exceed such Lender’s Pro Rata Share of the Revolving Credit Commitments, (y) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit or (z) the Outstanding Amount of the L/C Obligations owed to any L/C Issuer would exceed such L/C Issuer’s L/C Issuer Sublimit. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the

99 foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. (i) No L/C Issuer shall be under any obligation to issue any Letter of Credit (and, in the case of clause (B) and (C), no L/C Issuer shall issue any Letter of Credit) if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of Law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which, in each case, such L/C Issuer in good faith deems material to it; (B) subject to Section 2.03(c)(iii), the expiry date of such requested Letter of Credit would occur more than 12 months after the date of issuance or last renewal, unless each Appropriate Lender and the applicable L/C Issuer, in their sole discretion, have approved such expiry date; (C) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless (i) each Appropriate Lender and the applicable L/C Issuer have approved such expiry date and/or (ii) the applicable L/C Issuer has approved such expiry date and such requested Letter of Credit has been Cash Collateralized by the applicant requesting such Letter of Credit in accordance with Section 2.16 at least five Business Days prior to the Letter of Credit Expiration Date; (D) the issuance of such Letter of Credit would violate one or more generally applicable policies of such L/C Issuer in place at the time of such request; (E) such Letter of Credit is in an initial stated amount of less than a Dollar Amount of $100,000 or such lesser amount as is acceptable to the applicable L/C Issuer in its sole discretion; (F) such Letter of Credit is denominated in a currency other than Dollars; or (G) any Revolving Credit Lender is at that time a Defaulting Lender, unless the applicable L/C Issuer has entered into arrangements, including reallocation of the Defaulting Lender’s Pro Rata Share of the outstanding L/C Obligations pursuant to Error! Reference source not found. or the delivery of Cash Collateral in accordance with Section 2.16 with the Borrower or such Lender to eliminate such L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Error! Reference source not found.) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which such L/C Issuer has actual or potential Fronting Exposure under such Tranche. (ii) No L/C Issuer shall be under any obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its

100 amended form under the terms hereof or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit. (iii) Each L/C Issuer shall act on behalf of the Revolving Credit Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included each L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to each L/C Issuer. (b) The foregoing benefits and immunities shall not excuse any L/C Issuer from liability to the Borrower to the extent of any direct damages (as opposed to indirect, special, consequential, punitive or exemplary damages claims which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such L/C Issuer’s gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and nonappealable judgment. (c) Procedures for Issuance and Amendment of Letters of Credit; Auto-Renewal Letters of Credit. (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the applicable L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, including agreed-upon draft language for such Letter of Credit reasonably acceptable to the applicable L/C Issuer (it being understood that such draft language for each such Letter of Credit must be in English or, if agreed to in the sole discretion of the applicable L/C issuer, accompanied by an English translation certified by the Borrower to be a true and correct English translation), appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application must be received by the applicable L/C Issuer and the Administrative Agent not later than 1:00 p.m. (New York City time) at least three (3) Business Days for Letters of Credit denominated in Dollars (or, in each case, such shorter period as such L/C Issuer and the Administrative Agent may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the applicable L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day not later than 30 days prior to the Maturity Date, unless the Administrative Agent and the applicable L/C Issuer otherwise agree); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate or other documents to be presented by such beneficiary in case of any drawing thereunder; (G) the Person for whose account the requested Letter of Credit is to be issued (which must be a Group Party); and (H) such other matters as the applicable L/C Issuer may reasonably request. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the applicable L/C Issuer: (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment and (4) such other matters as the applicable L/C Issuer may reasonably request. (ii) Promptly following delivery of any Letter of Credit Application to the applicable L/C Issuer, the Borrower will confirm with the Administrative Agent that the Administrative Agent has received a copy of such Letter of Credit Application and, if the Administrative Agent has not received a copy of such Letter of Credit Application, then the Borrower will provide the Administrative Agent with a copy thereof. Upon receipt by such L/C Issuer of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance

101 with the terms hereof, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower or any Restricted Subsidiary (as designated in the Letter of Credit Application) or enter into the applicable amendment, as the case may be. Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable L/C Issuer a risk participation in such Letter of Credit in an amount equal to such Lender’s Pro Rata Share of the Revolving Credit Facility multiplied by the amount of such Letter of Credit. (iii) If the Borrower on behalf of the applicable Group Party or Permitted Joint Venture so requests in any applicable Letter of Credit Application, the applicable L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic renewal provisions (each, an “Auto-Renewal Letter of Credit”); provided that any such Auto-Renewal Letter of Credit must permit such L/C Issuer to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the applicable L/C Issuer, the Borrower shall not be required to make a specific request to such L/C Issuer for any such renewal. Once an Auto-Renewal Letter of Credit has been issued, the Revolving Credit Lenders shall be deemed to have authorized (but may not require) the applicable L/C Issuer to permit the renewal of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that such L/C Issuer shall not permit any such renewal if such L/C Issuer has determined that it would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof (by reason of the provisions of Section 2.03(a)(ii) or otherwise). (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable L/C Issuer will also (A) deliver to the Borrower, the applicable Group Party or applicable Permitted Joint Venture and the Administrative Agent a true and complete copy of such Letter of Credit or amendment and (B) the Administrative Agent in turn will notify each Revolving Credit Lender of such issuance or amendment and the amount of such Revolving Credit Lender’s Pro Rata Share therein. (v) Notwithstanding anything to the contrary set forth above, the issuance of any Letters of Credit by any L/C Issuer under this Agreement shall be subject to such reasonable additional letter of credit issuance procedures and requirements as may be required by such L/C Issuer’s internal letter of credit issuance policies and procedures, in its sole discretion, as in effect at the time of such issuance, including requirements with respect to the prior receipt by such L/C Issuer of customary “know your customer” information regarding a prospective account party or applicant that is not the Borrower hereunder, as well as regarding any beneficiaries of a requested Letter of Credit and any other party involved (directly or indirectly) in the related underlying transaction. Additionally, if (a) the beneficiary of a Letter of Credit issued hereunder is an issuer of a letter of credit not governed by this Agreement for the account of the Borrower, any Restricted Subsidiary or any Permitted Joint Venture (an “Other LC”), and (b) such Letter of Credit is issued to provide credit support for such Other LC, no amendments may be made to such Other LC without the consent of the applicable L/C Issuer hereunder. (d) Drawings and Reimbursements; Funding of Participations. (i) Upon receipt from the beneficiary of any Letter of Credit of any drawing under such Letter of Credit, the applicable L/C Issuer shall notify the Borrower and the Administrative Agent thereof. Each L/C Issuer shall notify the

102 Borrower on the date of any payment by such L/C Issuer under a Letter of Credit (each such date, an “Honor Date”), and the Borrower shall reimburse such L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing (and in the same currency thereof) no later than on the next succeeding Business Day (and any reimbursement made on such next Business Day shall be taken into account in computing interest and fees in respect of any such Letter of Credit) after the Borrower shall have received notice of such payment, with interest on the amount so paid or disbursed by such L/C Issuer, to the extent not reimbursed prior to 1:00 p.m. (New York City time) in the case of drawings in Dollars, in each ease, on the applicable Honor Date, from and including the date paid or disbursed to but excluding the date such L/C Issuer was reimbursed by the Borrower therefor at a rate per annum equal to the Base Rate as in effect from time to time plus the Applicable Rate as in effect from time to time for Revolving Credit Loans that are maintained as Base Rate Loans. If the Borrower fails to so reimburse such L/C Issuer on such next Business Day, the Administrative Agent shall promptly notify each Revolving Credit Lender of the Honor Date, the amount of the unreimbursed drawing under each applicable Letter of Credit (the “Unreimbursed Amount”), and the amount of such Revolving Credit Lender’s Pro Rata Share thereof. In such event, in the case of an Unreimbursed Amount, the Borrower shall be deemed to have requested a Borrowing of Base Rate Loans, to be disbursed on such date in an amount equal to, the Dollar Amount of the Unreimbursed Amount, in accordance with the requirements of Section 2.02 but without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Revolving Credit Commitments under the applicable Tranche and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). Any notice given by an L/C Issuer or the Administrative Agent pursuant to this Section 2.03(d)(i) may be given by telephone if promptly confirmed in writing; provided that the lack of such a prompt confirmation shall not affect the conclusiveness or binding effect of such notice. (ii) Each Revolving Credit Lender (including each such Lender acting as an L/C Issuer) under the applicable Tranche shall upon any notice pursuant to Section 2.03(d)(i) make funds available (and the Administrative Agent may apply Cash Collateral provided for this purpose) for the account of the applicable L/C Issuer, at the Administrative Agent’s Office in an amount equal to, and in the same currency as, its applicable Pro Rata Share of the Unreimbursed Amount not later than 1:00 p.m. (New York City time) on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(d)(iii), each Revolving Credit Lender under such Tranche that so makes funds available shall be deemed to have made a Base Rate Loan under such Tranche to the Borrower in such amount. The Administrative Agent shall promptly remit the funds so received to the applicable L/C Issuer. (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the applicable L/C Issuer an L/C Borrowing in the Dollar Amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate then applicable to Base Rate Loans. In such event, each Revolving Credit Lender’s payment to the Administrative Agent for the account of the applicable L/C Issuer pursuant to Section 2.03(d)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03. (iv) Until each Revolving Credit Lender under the applicable Tranche funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(d) to reimburse the applicable L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such

103 Lender’s applicable Pro Rata Share of such amount shall be solely for the account of such L/C Issuer. (v) Each Revolving Credit Lender’s obligation to make L/C Advances to reimburse the applicable L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(d), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against such L/C Issuer, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing. No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the applicable L/C Issuer for the amount of any payment made by the applicable L/C Issuer under any Letter of Credit, together with interest as provided herein. (vi) If any applicable Revolving Credit Lender fails to make available to the Administrative Agent for the account of the applicable L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(d) by the time specified in Section 2.03(d)(ii), then, without limiting the other provisions of this Agreement, such L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate from time to time in effect and a rate reasonably determined by such L/C Issuer in accordance with banking industry rules on interbank compensation, plus any reasonable administrative, processing or similar fees customarily charged by such L/C Issuer in connection with the foregoing. If such Lender pays such principal amount, the amount so paid (less interest and fees) shall constitute such Lender’s Loan included in the relevant Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the applicable L/C Issuer submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(d)(vi) shall be conclusive absent manifest error. (e) Repayment of Participations. (i) If, at any time after an L/C Issuer has made a payment under any Letter of Credit issued by it and has received from any Revolving Credit Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(d), the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its applicable Pro Rata Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the same funds as those received by the Administrative Agent. (ii) If any payment received by the Administrative Agent for the account of an L/C Issuer pursuant to Section 2.03(d)(i) is required to be returned under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each applicable Revolving Credit Lender shall pay to the Administrative Agent for the account of such L/C Issuer its applicable Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

104 (f) Obligations Absolute. The obligation of the Borrower to reimburse the applicable L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following: (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto; (ii) the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Subsidiary or Permitted Joint Venture may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the applicable L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) payment by the applicable L/C Issuer under such Letter of Credit against presentation of a draft, certificate or other drawing document that does not comply with the terms of such Letter of Credit; or any payment made by the applicable L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, administrator, administrative receiver, judicial manager, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; (v) any exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from the Guaranty or any other guarantee, for all or any of the Obligations of the Borrower in respect of such Letter of Credit; or (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a legal or equitable discharge of, or provide a right of setoff against the Borrower’s obligations hereunder. The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to them and, in the event of any claim of noncompliance with the instructions of the Borrower or other irregularity, the Borrower will promptly notify the applicable L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against any L/C Issuer and its correspondents unless such notice is given as aforesaid. (g) Role of L/C Issuer. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the applicable L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and other documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the applicable L/C Issuer, any Agent- Related Person nor any of the respective correspondents, participants or assignees of the applicable L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolving Credit Lenders or the Appropriate Lenders under the

105 Revolving Credit Facility, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and nonappealable judgment or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower from pursuing such rights and remedies as they may have against the beneficiary or transferee at Law or under any other agreement. None of the applicable L/C Issuer, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of such L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.03(f); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against such L/C Issuer, and such L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to indirect, special, punitive, consequential or exemplary, damages suffered by the Borrower which a court of competent jurisdiction determines in a final non-appealable judgment were caused by such L/C Issuer’s willful misconduct or gross negligence. In furtherance and not in limitation of the foregoing, the applicable L/C Issuer may, in its sole discretion, either accept documents that appear on their face to be in order and make payment upon such documents, without responsibility for further investigation, regardless of any notice or information to the contrary, and such L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (h) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its applicable Pro Rata Share, a Letter of Credit fee which shall accrue for each Letter of Credit issued under the Revolving Credit Facility in an amount equal to the Applicable Rate then in effect for Letter of Credit fees multiplied by the daily maximum amount then available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit if such maximum amount increases automatically pursuant to the terms of such Letter of Credit); provided, however, that any Letter of Credit fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to the applicable L/C Issuer pursuant to this Section 2.03 shall be payable, to the maximum extent permitted by applicable Law, to the other Revolving Credit Lenders in accordance with the upward adjustments in their respective applicable Pro Rata Shares allocable to such Letter of Credit pursuant to Error! Reference source not found., with the balance of such fee, if any, payable to the applicable L/C Issuer for its own account. Such Letter of Credit fees shall be computed on a quarterly basis in arrears and shall be due and payable on the last Business Day of each April, July, October and January, in respect of the quarterly period then ending (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily maximum amount of each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. (i) Fronting Fee and Documentary and Processing Charges Payable to an L/C Issuer. The Borrower shall pay directly to the applicable L/C Issuer for its own account a fronting fee equal to 0.125% of the maximum daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears. Such fronting fee shall be due and payable on the last Business Day of each April, July, October and January in respect of the quarterly period then ending (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on

106 the Letter of Credit Expiration Date and thereafter on demand. For purposes of computing the maximum daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.12. In addition, the Borrower shall pay directly to the applicable L/C Issuer for its own account the customary issuance, presentation, administration, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable within five (5) Business Days of demand and are nonrefundable. (j) Conflict with Letter of Credit Application. In the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control. (k) Reporting. To the extent that any Letters of Credit are issued by an L/C Issuer other than the Administrative Agent, each such L/C Issuer shall furnish to the Administrative Agent a report detailing the daily L/C Obligations outstanding under all Letters of Credit issued by it, such report to be in a form and at reporting intervals as shall be agreed between the Administrative Agent and such L/C Issuer; provided that in no event shall such reports be furnished at intervals greater than 31 days. (l) Provisions Related to Extended Revolving Credit Commitments. If the Maturity Date in respect of any Revolving Credit Commitments occurs prior to the expiry date of any Letter of Credit, then (i) if one or more other Revolving Credit Commitments are then in effect (or will automatically be in effect upon such maturity), such Letters of Credit shall automatically be deemed to have been issued (including for purposes of the obligations of the Revolving Credit Lenders to purchase participations therein and to make Revolving Credit Loans and payments in respect thereof pursuant to Sections 2.03(d) and (e)) under (and ratably participated in by Revolving Credit Lenders pursuant to) the non-terminating Revolving Credit Commitments up to an aggregate amount not to exceed the aggregate principal amount of the unutilized Revolving Credit Commitments continuing at such time (it being understood that no partial face amount of any Letter of Credit may be so reallocated) and (ii) to the extent not reallocated pursuant to immediately preceding clause (i) and unless provisions reasonably satisfactory to the applicable L/C Issuer for the treatment of such Letter of Credit as a letter of credit under a successor credit facility have been agreed upon, the Borrower shall, on or prior to the applicable Maturity Date, cause all such Letters of Credit to be replaced and returned to the applicable L/C Issuer undrawn and marked “cancelled” or to the extent that the Borrower is unable to so replace and return any Letter(s) of Credit, such Letter(s) of Credit shall be secured by a “back to back” letter of credit reasonably satisfactory to the applicable L/C Issuer or the Borrower shall Cash Collateralize any such Letter of Credit in accordance with Section 2.16. Commencing with the Maturity Date of any Tranche of Revolving Credit Commitments, the Letter of Credit Sublimit shall be in an amount agreed solely with the L/C Issuers. (m) Existing Letters of Credit. For the avoidance of doubt, all letters of credit issued for the account of the Borrower or any Restricted Subsidiary under the Existing First Lien Credit Agreement or the Existing ABL Credit Agreement and outstanding on the Closing Date and listed on Schedule 2.03 (each, an “Existing Letter of Credit”), in each case, issued by an entity that is an Issuing Bank (or its designee) under this Agreement, which, by its execution of this Agreement, has agreed to continue to act as an Issuing Bank hereunder with respect to such Existing Letters of Credit shall automatically be continued hereunder on the Closing Date by the applicable Issuing Bank, and as of the Closing Date, the Revolving Lenders shall acquire or continue to hold, as applicable, a risk participation therein in an amount equal to such Lender’s Pro Rata Share of the Revolving Credit Facility multiplied by the amount of such Existing Letter of Credit, and each such Existing Letter of Credit shall, for the avoidance of doubt, be a Letter of Credit for all purposes of this Agreement as of the Closing Date without any further action of the Borrower. Section 2.04 Swingline Loans.

107 (a) The Swingline Lender agrees, on the terms set forth herein, on same-day notice, to advance Swingline Loans to the Borrower, with an aggregate outstanding principal amount not to exceed the Swingline Sublimit from time to time through the fifth (5th) Business Day prior to the Maturity Date; provided, however, that (x) after giving effect to any Borrowing of Swingline Loans, the Total Revolving Credit Outstandings shall not exceed the aggregate Revolving Credit Commitments, (y) the Revolving Credit Exposure of any Revolving Lender would exceed such Lender’s Pro Rata Share of the Revolving Credit Commitments and (z) the Borrower shall not use the proceeds of any Swingline Loan to refinance any outstanding Swingline Loan. Whenever the Borrower desires a Swingline Loan, the Borrower shall give the Swingline Lender and Administrative Agent a Committed Loan Notice. Such notice must be received by the Swingline Lender no later than 1:00 p.m. (or such later time as the Swingline Lender may agree in its reasonable discretion) (New York City time) on the requested funding date, which shall be a Business Day. Unless the Swingline Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Lender) prior to 2:00 p.m. on the date of the proposed Borrowing (1) directing the Swingline Lender not to make such Swingline Loan as a result of the limitations set forth in the first proviso above, or (2) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swingline Lender will, not later than 3:00 p.m. on the borrowing date specified in such Committed Loan Notice, make the amount of its Swingline Loan available to the Borrower at its office by crediting the account of the Borrower on the books of the Swingline Lender in immediately available funds. Each Swingline Loan shall constitute a Revolving Credit Loan for all purposes, except that payments thereon shall be made to the Swingline Lender. The obligation of the Borrower to repay Swingline Loans shall be evidenced by the records of the Administrative Agent and the Swingline Lender and need not be evidenced by any promissory note. The Borrower acknowledges that in the event that a reallocation of the Swingline Exposure of a Defaulting Lender pursuant to Section 2.17 does not fully cover the Swingline Exposure of such Defaulting Lender, the Swingline Lender (i) may require the Borrower to, at its option, prepay or Cash Collateralize such remaining Fronting Exposure in respect of each outstanding Swingline Loan and (ii) will have no obligation to issue new Swingline Loans, or to extend, renew or amend existing Swingline Loans, to the extent any further Fronting Exposure in respect of Swingline Loans would result therefrom, unless such remaining Fronting Exposure is Cash Collateralized. Immediately upon the making of a Swingline Loan, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swingline Lender a risk participation in such Swingline Loan in an amount equal to the product of such Revolving Lender’s Pro Rata Share times the amount of such Swingline Loan. (b) Refinancing of Swingline Loans. (i) The Swingline Lender at any time in its sole discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swingline Lender to so request on its behalf), that each Revolving Lender make a Base Rate Loan in an amount equal to such Lender’s Pro Rata Share of the amount of Swingline Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Revolving Credit Commitments and the conditions set forth in Section 4.02. The Swingline Lender shall furnish the Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Committed Loan Notice available to the Administrative Agent in immediately available funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swingline Loan) for the account of the Swingline Lender at the Administrative Agent’s Office for Dollar- denominated payments not later than 1:00 p.m. on the day specified in such Committed Loan

108 Notice, whereupon, subject to Section 2.04(b)(ii), each Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swingline Lender. (ii) Notwithstanding anything to the contrary in the foregoing, if for any reason any Swingline Loan cannot be refinanced by such a Borrowing of Revolving Credit Loans in accordance with Section 2.04(b)(i) (including, without limitation, the failure to satisfy the conditions set forth in Section 4.02), the request for Base Rate Loans submitted by the Swingline Lender as set forth herein shall be deemed to be a request by the Swingline Lender that each of the Revolving Lenders fund its risk participation in the relevant Swingline Loan and each Revolving Lender’s payment to the Administrative Agent for the account of the Swingline Lender pursuant to Section 2.04(b)(i) shall be deemed payment in respect of such participation. (iii) If any Revolving Lender fails to make available to the Administrative Agent for the account of the Swingline Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(b) by the time specified in Section 2.04(b)(i), the Swingline Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swingline Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swingline Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swingline Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Credit Loan included in the relevant Borrowing or funded participation in the relevant Swingline Loan, as the case may be. A certificate of the Swingline Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (b)(iii) shall be conclusive absent manifest error. (iv) Each Revolving Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swingline Loans pursuant to this Section 2.04(b) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swingline Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.04(b) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Committed Loan Notice). No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swingline Loans, together with interest as provided herein. (c) Repayment of Participations. (i) At any time after any Revolving Lender has purchased and funded a risk participation in a Swingline Loan, if the Swingline Lender receives any payment on account of such Swingline Loan, the Swingline Lender will distribute to such Revolving Lender its Pro Rata Share thereof in the same funds as those received by the Swingline Lender. (ii) If any payment received by the Swingline Lender in respect of principal or interest on any Swingline Loan is required to be returned by the Swingline Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the

109 Swingline Lender in its discretion), each Revolving Lender shall pay to the Swingline Lender its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swingline Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement. (d) Interest for Account of Swingline Lender. The Swingline Lender shall be responsible for invoicing the Borrower for interest on the Swingline Loans. Until each Revolving Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Revolving Lender’s Pro Rata Share of any Swingline Loan, interest in respect of such Pro Rata Share shall be solely for the account of the Swingline Lender. Section 2.05 Prepayments. (a) Optional. The Borrower may, upon notice by the Borrower to the Administrative Agent pursuant to delivery to the Administrative Agent of a Notice of Optional Prepayment of Loans, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Administrative Agent not later than 12:00 noon (New York City time) (A) two (2) Business Days prior to any date of prepayment of SOFR Loan and (B) on the date of prepayment of Base Rate Loans (or, in each case, such shorter period as the Administrative Agent shall agree); (2) any prepayment of SOFR Loans shall be (x) in a principal amount of $1,000,000, or (y) a whole multiple of $500,000 in excess thereof; and (3) any prepayment of Base Rate Loans shall be (x) in a principal amount of $500,000, or (y) a whole multiple of $250,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment, the Tranche of Loans to be prepaid, the Type(s) of Loans to be prepaid and, if SOFR Loans are to be prepaid, the Interest Period(s) of such Loans (except that if the class of Loans to be prepaid includes both Base Rate Loans and SOFR Loans, absent direction by the Borrower, the applicable prepayment shall be applied first to Base Rate Loans to the full extent thereof before application to SOFR Loans, in each case in a manner that minimizes the amount payable by the Borrower in respect of such prepayment pursuant to Section 3.06). The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s ratable share of the relevant Facility). If such notice is given by the Borrower, subject to the last sentence below, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a SOFR Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.06. Subject to Section 2.17, each prepayment of outstanding Term Loan Tranches pursuant to this Section 2.05Error! Reference source not found. shall be applied to the Term Loan Tranche or Term Loan Tranches designated on such notice on a pro rata basis within such Term Loan Tranche. Subject to Section 2.17, each prepayment of an outstanding Term Loan Tranche pursuant to this Section 2.05(a) shall be applied to the remaining amortization payments of such Term Loan Tranche as directed by the Borrower (or, if the Borrower has not made such designation, in direct order of maturity), but in any event on a pro rata basis to the Lenders within such Term Loan Tranche. Any such notice of prepayment under this Section 2.05(a) may state that it is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked or delayed by the Borrower (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied or delayed. (b) Mandatory. (i) For any Excess Cash Flow Period, within ten (10) Business Days after financial statements have been delivered pursuant to Section 6.01(a) and the related Compliance

110 Certificate has been delivered pursuant to Section 6.02(b) (or, if later, the date on which such financial statements and such Compliance Certificate are required to be delivered), the Borrower shall prepay an aggregate principal amount of Term Loans in an amount equal to (A) 50% (as may be adjusted pursuant to the proviso below) of Excess Cash Flow for such Excess Cash Flow Period, minus (B) at the option of the Borrower, the aggregate amount (other than any amount applied to reduce the prepayment required under this clause (b) in respect of any prior year) and except to the extent such prepayment, repurchase, prepayment, expenditure or Restricted Payment is funded with the proceeds of long-term Indebtedness (other than revolving loans) of the sum of (1) the aggregate amount of all voluntary prepayments and repurchases (including prepayments at a discount to par and open market purchases, with credit given for the actual amount of the cash payment) made by the Borrower or any of its Restricted Subsidiaries (or committed to be made) of (t) Existing First Lien Loans, (u) Initial Term Loans, (v) Revolving Credit Loans and any other revolving loans, in each case to the extent accompanied by a corresponding permanent reduction in commitments, (w) New Term Loans, (x) Refinanced First Lien Indebtedness, (y) other Indebtedness that is secured by the Collateral on a first lien pari passu basis with Liens securing the Obligations and (z) any refinancing, replacement or extension of any of the foregoing, (2) [reserved], (3) the aggregate amount of all capital expenditures and Investments made (or committed to be made subject to reversal of such deduction if any such committed amount is not actually expended within a twelve- month period after commitment thereof) in cash, and (4) Restricted Payments (other than non-cash Restricted Payments and Restricted Payments made pursuant to clause (3) of the second paragraph under Section 7.05), in each case, made (or committed to be made) during the period commencing on the first day of the relevant Excess Cash Flow Period and ending on the last day of the relevant Excess Cash Flow Period, or, at the option of the Borrower, on the date on which the relevant Excess Cash Flow prepayment is required to be made (such amounts in clauses (1) through (4), “ECF Deductions”) and such ECF Deductions may be applied to reduce payments under this Section 2.05(b)(i) in respect of subsequent Excess Cash Flow Periods to the extent the amount of such ECF Deductions exceeds the amount of payments required under this Section 2.05(b)(i) in respect of the current Excess Cash Flow Period; provided that such percentage in respect of any Excess Cash Flow Period shall be reduced to 25% or 0% if the Consolidated First Lien Net Leverage Ratio as of the last day of the fiscal year to which such Excess Cash Flow Period relates (but giving Pro Forma Effect to any payment under this Section 2.05 made after the last day of the year to which such Excess Cash Flow Period relates but prior to the date on which the relevant Excess Cash Flow prepayment is or would be required to be made) was equal to or less than 4.00 to 1.00 or 3.50 to 1.00, respectively; provided further that no prepayment shall be required with respect to any Excess Cash Flow Period to the extent Excess Cash Flow for such period is equal to or less than (the “ECF Threshold”) the greater of $32,500,000 and 10.0% of Consolidated EBITDA of the Group Parties (and only amounts in excess of the ECF Threshold shall be applied to the payment thereof). Notwithstanding anything to the contrary in the foregoing, the Borrower may elect to use a portion of such amount of payments otherwise required under this Section 2.05(b)(i) in respect of any such Excess Cash Flow Period to prepay or repurchase any other Indebtedness that is secured by the Collateral, including the Indebtedness consisting of term loans under the Existing First Lien Credit Agreement, in each case in an amount not to exceed the product of (1) the amount of payments otherwise required under this Section 2.05(b)(i) in respect of such Excess Cash Flow Period and (2) a fraction, the numerator of which is the outstanding principal amount of such other Indebtedness (or to the extent such amount is not in Dollars, such equivalent amount of such Indebtedness converted into Dollars as determined in accordance with Section 1.08) and the denominator of which is the aggregate outstanding principal amount of Term Loans and such other Indebtedness (or to the extent such amount is not in Dollars, such equivalent amount of such Indebtedness converted into Dollars as determined in accordance with Article I). (ii) If any Asset Sale of Collateral pursuant to the General Asset Sale Basket or Casualty Event (or series of such related Asset Sales or Casualty Events) results in the receipt by the Loan Parties of aggregate Net Cash Proceeds in excess of the greater of (x) $39,000,000 and (y) 12.0% of Consolidated

111 EBITDA of the Group Parties (whether in a single transaction or a series of related transactions) (the “Per Transaction Prepayment Trigger”) and in excess of the greater of (x) $81,250,000 and (y) 25.0% of Consolidated EBITDA of the Group Parties in any fiscal year (the “Per Fiscal Year Prepayment Trigger” and, together with the Per Transaction Prepayment Trigger, collectively, the “Asset Sale and Casualty Event Prepayment Trigger”) (a “Relevant Transaction”) then, except to the extent the Borrower reinvests all or a portion of such Net Cash Proceeds in accordance with Section 7.04, the Borrower shall prepay, subject to Section 2.05(b)(viii), an aggregate principal amount of Term Loans in an amount equal to 100% (such percentage, as it may be reduced as described below, the “Net Cash Proceeds Percentage”) of the Net Cash Proceeds received from such Relevant Transaction in excess of the Prepayment Trigger within 15 Business Days of receipt thereof (or within 15 Business Days after the later of the date the Prepayment Trigger referred to above is first exceeded, the date the relevant Net Cash Proceeds are received or the last day of the applicable reinvestment period in accordance with Section 7.04) by the relevant Loan Party (provided that only the amount of Net Cash Proceeds in excess of the Prepayment Trigger, after giving effect to any reinvestment of such Net Cash Proceeds pursuant to the reinvestment right set forth in Section 7.04, shall be subject to prepayment pursuant to this Section 2.05(b)(ii)); provided that (X) the Borrower may elect to use a portion of the Net Cash Proceeds received from such Relevant Transaction to prepay or repurchase any other Indebtedness that is secured by the Collateral, to the extent not deducted in the calculation of Net Cash Proceeds, in each case in an amount not to exceed the product of (1) the amount of such Net Cash Proceeds and (2) a fraction, the numerator of which is the outstanding principal amount of such other Indebtedness (or to the extent such amount is not in Dollars, such equivalent amount of such Indebtedness converted into Dollars as determined in accordance with Section 1.08) and the denominator of which is the aggregate outstanding principal amount of Term Loans and such other Indebtedness (or to the extent such amount is not in Dollars, such equivalent amount of such Indebtedness converted into Dollars as determined in accordance with Article I); (Y) the Net Cash Proceeds Percentage (A) shall be reduced to 50.0% if the Consolidated First Lien Net Leverage Ratio (on a Pro Forma Basis after giving effect to such Asset Sale or Casualty Event, as applicable, and the use of proceeds thereof (including the repayment of any Indebtedness)) is equal to or less than 4.00 to 1.00 but greater than 3.50 to 1.00 as of the most recently ended Test Period and (B) shall be reduced to 0.00% if the Consolidated First Lien Net Leverage Ratio (on a Pro Forma Basis after giving effect to such Asset Sale or Casualty Event, as applicable, and the use of proceeds thereof) is equal to or less than 3.50 to 1.00 as of the most recently ended Test Period) (provided that (x) in each case, such Consolidated First Lien Net Leverage Ratio shall be determined, at the Borrower’s option, at the time of such Asset Sale or Casualty Event, at the time of entry into a definitive agreement with respect thereto or at the time of application of the Net Cash Proceeds therefrom and (y) any prospective prepayment may, at the Borrower’s option, be tested at any time during the Reinvestment Period, and shall apply to amounts subject to the reinvestment rights set forth Section 7.04); (iii) Upon the Incurrence or issuance by the Borrower or any Restricted Subsidiary of any Refinancing Notes, any Specified Refinancing Term Loans (other than Refinancing Notes or any Specified Refinancing Term Loans which refinance all of the Initial Term Loans then outstanding under this Agreement) or any Indebtedness not expressly permitted to be Incurred or issued pursuant to Section 7.01, the Borrower shall prepay an aggregate principal amount of Term Loan Tranches in an amount equal to 100% of all Net Cash Proceeds received therefrom immediately upon receipt thereof by the Borrower or such Restricted Subsidiary. (iv) [Reserved].

112 (v) If for any reason the sum of the Total Revolving Credit Outstandings in respect of any Revolving Tranche at any time exceeds the Aggregate Commitments of such Revolving Tranche (including after giving effect to any reduction in the Revolving Credit Commitments pursuant to Section 2.06), the Borrower shall immediately prepay the Revolving Credit Loans, Swingline Loans and L/C Borrowings and/or Cash Collateralize the L/C Obligations thereunder in an amount at least equal to such excess. (vi) Subject to Section 2.17, each prepayment of Term Loans pursuant to this Section 2.05(b) shall be applied to each Term Loan Tranche on a pro rata basis (or, if agreed to in writing by the Required Facility Lenders of a Term Loan Tranche, in a manner that provides for more favorable prepayment treatment of other Term Loan Tranches, so long as each other such Term Loan Tranche receives its Pro Rata Share of any amount to be applied more favorably, except to the extent otherwise agreed by the Required Facility Lenders of each Term Loan Tranche receiving less than such Pro Rata Share) (other than a prepayment of (x) Term Loans with the proceeds of Indebtedness Incurred pursuant to Section 2.18, which shall be applied to the Term Loan Tranche being refinanced pursuant thereto or (y) Term Loans with the proceeds of any Refinancing Notes issued to the extent permitted under Section 7.01(a), which shall be applied to the Term Loan Tranche being refinanced pursuant thereto). Amounts to be applied to a Term Loan Tranche in connection with prepayments made pursuant to this Section 2.05(b) shall be applied as directed by the Borrower and, in the absence of any direction, to the remaining scheduled installments with respect to such Term Loan Tranche in direct order of maturity. Each prepayment of Term Loans under a Facility pursuant to this Section 2.05(b) shall be applied on a pro rata basis to the then outstanding Base Rate Loans and SOFR Loans under such Facility; provided that the amount thereof shall be applied first to Base Rate Loans under such Facility to the full extent thereof before application to SOFR Loans, in each case in a manner that minimizes the amount payable by the Borrower in respect of such prepayment pursuant to Section 3.06. Once the Term Loans have been paid in full, each prepayment of Loans pursuant to this Section 2.05(b) shall then be applied (x) first, to the outstanding principal balance of the Revolving Credit Facility (which shall not be accompanied by a permanent reduction to the Revolving Credit Commitments) and (y) then, to Cash Collateralize any outstanding Letters of Credit. (vii) All prepayments under this Section 2.05 shall be made together with, in the case of any such prepayment of a SOFR Loan on a date other than the last day of an Interest Period therefor, any amounts owing in respect of such SOFR Loan pursuant to Section 3.06. Notwithstanding any of the other provisions of this Section 2.05(b), so long as no Event of Default shall have occurred and be continuing, if any prepayment of SOFR Loans is required to be made under this Section 2.05(b), prior to the last day of the Interest Period therefor, the Borrower may, in its sole discretion, deposit the amount of any such prepayment otherwise required to be made thereunder into a Cash Collateral account until the last day of such Interest Period, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of such Loans in accordance with this Section 2.05(b) (it being agreed, for clarity, that interest shall continue to accrue on the Loans so prepaid until the amount so deposited is actually applied to prepay such Loans). Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall also be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of the outstanding Loans in accordance with this Section 2.05(b). (viii) Notwithstanding any other provisions of this Section 2.05, to the extent that any or all of the Net Cash Proceeds of any Asset Sale by a Foreign Subsidiary (a “Foreign Disposition”) or the Net Cash Proceeds of any Casualty Event with respect to a Foreign Subsidiary (a “Foreign Casualty Event”), in each case giving rise to a prepayment event pursuant to Section 2.05(b)(ii), or Excess Cash Flow of a Foreign Subsidiary giving rise to a prepayment event pursuant to Section 2.05(b)(i) are or is prohibited or

113 restricted by applicable local law, rule or regulation (including, without limitation, financial assistance and corporate benefit restrictions, thin capitalization, capital maintenance, liquidity maintenance or similar legal principles and fiduciary and statutory duties of any directors or officers of such Subsidiaries) from being repatriated to the Borrower or Holdings or so prepaid or such repatriation or prepayment would present a material risk of liability for the applicable Subsidiary or its directors or officers (or gives rise to a material risk of breach of fiduciary or statutory duties by any director or officer), an amount equal to the portion of such Net Cash Proceeds or Excess Cash Flow so affected will not be required to be applied to repay Term Loans at the times provided in this Section 2.05. To the extent any such amounts are required to be applied to repay Term Loans, such applications shall be net of an amount equal to the additional taxes of Holdings, the Borrower or any Subsidiary or any direct or indirect parent of Holdings, or any Affiliate thereof and any additional costs and expenses that would be incurred by such Persons as a result of repatriating such amounts (in each case, without duplication of deductions from the amount being required to repay Term Loans through the taking of such costs and expenses into account in determining Net Cash Proceeds or Excess Cash Flow, as applicable). (ix) Notwithstanding any other provisions of this Section 2.05, to the extent that the Borrower has determined in good faith that repatriation of any or all of the Net Cash Proceeds of any Foreign Disposition or any Foreign Casualty Event, in each case giving rise to a prepayment event pursuant to Section 2.05(b)(ii), or Excess Cash Flow of a Foreign Subsidiary giving rise to a prepayment event pursuant to Section 2.05(b)(i), would have a material adverse tax cost consequence on Holdings, the Borrower or any Subsidiary or Parent Holding Company (taking into account any foreign tax credit or benefit actually realized in connection with such repatriation), would violate or conflict with the Organizational Documents or Contractual Obligations of any Restricted Subsidiary or would be prohibited or restricted by Law (each, a “Payment Block”) with respect to such Net Cash Proceeds or Excess Cash Flow, the Net Cash Proceeds or Excess Cash Flow so affected will not be required to be applied to repay Term Loans at the times provided in this Section 2.05 and the Borrower shall not be required to monitor any such Payment Block and/or reserve cash for future prepayment after it has notified the Administrative Agent of the existence of such Payment Block. To the extent any such amounts are required to be applied to repay Term Loans, such applications shall be net of an amount equal to the additional taxes of Holdings, the Borrower or any Subsidiary or any direct or indirect parent of Holdings, or any Affiliate thereof and any additional costs and expenses that would be incurred by such Persons as a result of repatriating such amounts (in each case, without duplication of deductions from the amount being required to repay Term Loans through the taking of such costs and expenses into account in determining Net Cash Proceeds or Excess Cash Flow, as applicable). (c) Term Lender Opt-Out. With respect to any prepayment of Initial Term Loans and, unless otherwise specified in the documents therefor, other Term Loan Tranches pursuant to Section 2.05(b)(i) or (ii), any Appropriate Lender, at its option (but solely to the extent the Borrower elects for this clause (c) to be applicable to a given prepayment), may elect not to accept such prepayment as provided below. The Borrower may notify the Administrative Agent of any event giving rise to a prepayment under Section 2.05(b)(i) or (ii) at least five (5) Business Days (or such shorter period as the Administrative Agent may agree) prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment that is required to be made under Section 2.05(b)(i) or (ii) (the “Prepayment Amount”). The Administrative Agent will promptly notify each Appropriate Lender of the contents of any such prepayment notice so received from the Borrower, including the date on which such prepayment is to be made (the “Prepayment Date”). Any Appropriate Lender may decline to accept all (but not less than all) of its share of any such prepayment (any such Lender, a “Declining Lender”) by providing written notice to the Administrative Agent no later than three (3) Business Days after the date of such Appropriate Lender’s receipt of notice from the Administrative Agent regarding such prepayment. If any Appropriate Lender does not give a notice to the Administrative Agent on or prior to such three Business Day informing the

114 Administrative Agent that it declines to accept the applicable prepayment, then such Lender will be deemed to have accepted such prepayment. On any Prepayment Date, an amount equal to the Prepayment Amount minus the portion thereof allocable to Declining Lenders, in each case for such Prepayment Date, shall be paid to the Administrative Agent by the Borrower and applied by the Administrative Agent ratably to prepay Term Loans under the Term Loan Tranches owing to Appropriate Lenders (other than Declining Lenders) in the manner described in Section 2.05(b)(i) and (ii), as applicable, for such prepayment. Any amounts that would otherwise have been applied to prepay Term Loans under the Term Loan Tranches owing to Declining Lenders shall, subject to the mandatory prepayment requirements under the Existing First Lien Credit Agreement, be retained by the Borrower and, if not applied pursuant to the mandatory prepayment requirements under the Existing First Lien Credit Agreement, may be utilized pursuant to clause (c)(viii) of the first paragraph of Section 7.05 (such amounts, “Declined Amounts”). Section 2.06 Termination or Reduction of Commitments. (a) Optional. The Borrower may, upon written notice by the Borrower to the Administrative Agent, terminate the unused portions of the Commitments under any Term Loan Tranche or terminate the Letter of Credit Sublimit, the Swingline Sublimit or the unused Revolving Credit Commitments under any Revolving Tranche, or from time to time permanently reduce the unused portions of the Commitments under any Term Loan Tranche or permanently reduce the Letter of Credit Sublimit or the unused Revolving Credit Commitments under any Revolving Tranche; provided that (i) any such notice shall be received by the Administrative Agent three (3) Business Days (or such shorter period as the Administrative Agent shall agree) prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof and (iii) the Borrower shall not terminate or reduce (A) the Commitments under any Tranche of the Revolving Credit Facility if, after giving effect thereto and to any concurrent prepayments hereunder, (x) the Total Revolving Credit Outstandings would exceed the Revolving Credit Facility or (y) the Total Revolving Credit Outstandings with respect to such Tranche would exceed the Revolving Credit Commitments under such Tranche, (B) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, or (C) the Swingline Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the outstanding Swingline Loans would exceed the Swingline Sublimit. Any such notice of termination or reduction of commitments pursuant to this Section 2.06(a) may state that it is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked or delayed by the Borrower (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied or delayed. (b) Mandatory. (i) The Aggregate Commitments under a Term Loan Tranche shall be automatically and permanently reduced by the amount of Term Loans of such Term Loan Tranche funded on the date of the initial Incurrence of Term Loans under such Term Loan Tranche, which in the case of the Initial Term Commitments shall be the Closing Date. (ii) If, after giving effect to any reduction or termination of Revolving Credit Commitments under this Section 2.06, the Letter of Credit Sublimit or the Swingline Sublimit exceeds the amount of the Revolving Credit Commitments at such time, the Letter of Credit Sublimit and Swingline Sublimit shall be automatically reduced by the amount of such excess.

115 (c) Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the applicable Lenders of the applicable Facility of any termination or reduction of the Commitments under any Term Loan Tranche, the Letter of Credit Sublimit, the Swingline Sublimit or the Revolving Credit Commitments under any Revolving Tranche under this Section 2.06. Upon any reduction of Commitments under a Facility or a Tranche thereof, the Commitment of each Lender under such Facility or Tranche thereof shall be reduced by such Lender’s ratable share of the amount by which such Facility or Tranche thereof is reduced (other than the termination of the Commitment of any Lender as provided in Section 3.08). Section 2.07 Repayment of Loans. (a) Initial Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the applicable Term Lenders (i) on the last day of each March, June, September and December of each year (commencing on June 30, 2023), an aggregate principal amount equal to the following percentages of all Initial Term Loans outstanding on the Closing Date (which installments shall, to the extent applicable, be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Sections 2.05 and 2.06, or be increased as a result of any increase in the amount of Initial Term Loans pursuant to Section 2.14 (such increased amortization payments to be calculated in accordance with Section 2.14(c))): Period Amortization Percentage Fiscal quarter ending June 30, 2023, to and including the fiscal quarter ending March 31, 2024 0.625% Fiscal quarter ending June 30, 2024, to and including the fiscal quarter ending March 31, 2025 0.625% Fiscal quarter ending June 30, 2025 and each fiscal quarter ending thereafter 1.250% and (ii) on the Maturity Date for the Initial Term Loans, the aggregate principal amount of all Initial Term Loans outstanding on such date; provided, however, that (i) if the date scheduled for any principal repayment installment is not a Business Day, such principal repayment installment shall be repaid on the immediately preceding Business Day, and (ii) the final principal repayment installment of the Initial Term Loans shall be repaid on the Maturity Date for the Initial Term Loans and in any event shall be in an amount equal to the aggregate principal amount of all Initial Term Loans outstanding on such date: (b) Revolving Credit Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders on the applicable Maturity Date for the Revolving Credit Facilities of a given Tranche the aggregate principal amount of all of its Revolving Credit Loans of such Tranche outstanding on such date. (c) Swingline Loans. The Borrower shall repay each Swingline Loan on the earlier to occur of (i) the date that is ten (10) Business Days after such Loan is made and (ii) the Maturity Date for the Revolving Credit Facility. Section 2.08 Interest.

116 (a) Subject to the provisions of the following sentence, (i) each SOFR Loan under a Facility shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the sum of (A) Adjusted Term SOFR for such Interest Period plus (B) the Applicable Rate for SOFR Loans under such Facility; and (ii) each Base Rate Loan under a Facility (including all Swingline Loans) shall bear interest on the outstanding principal amount thereof from the applicable borrowing date or conversion date, as the case may be, at a rate per annum equal to the sum of (A) the Base Rate plus (B) the Applicable Rate for Base Rate Loans under such Facility. During the continuance of an Event of Default under Section 8.01(a), the Borrower shall pay interest on all overdue Obligations hereunder, which shall include all Obligations following an acceleration pursuant to Section 8.02 (including an automatic acceleration) at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (b) Accrued interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein; provided that in the event of any repayment or prepayment of any Loan (other than Revolving Credit Loans bearing interest based on the Base Rate that are repaid or prepaid without any corresponding termination or reduction of the Revolving Credit Commitments), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. (c) Interest on each Loan shall be payable in the currency in which each Loan was made. (d) All computations of interest hereunder shall be made in accordance with Section 2.10 of this Agreement. Section 2.09 Fees. (a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Pro Rata Share of each Tranche of the Revolving Credit Facility, a commitment fee equal to the Applicable Commitment Fee, multiplied by the actual daily amount by which the aggregate Revolving Credit Commitments under such Tranche exceed the sum of the Outstanding Amount of Revolving Credit Loans under such Tranche, subject to adjustment as provided in Section 2.17. The commitment fee shall accrue at all times from the Closing Date until the Maturity Date for the Revolving Credit Facility, and shall be due and payable quarterly in arrears on the last Business Day of March, June, September and December, commencing with the last Business Day of March 2023, and on the Maturity Date for the Revolving Credit Facility. (b) Other Fees. The Borrower shall pay to the Lenders, the Arrangers and the Administrative Agent such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Section 2.10 Computation of Interest and Fees. All computations of interest for Base Rate Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section

117 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. Section 2.11 Evidence of Indebtedness. (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and evidenced by one or more entries in the Register maintained by the Administrative Agent, acting solely for purposes of Section 5f.103-1(c) of the United States Treasury Regulations and Section 1.163-5(b)(1) of the proposed United States Treasury Regulations, as a non- fiduciary agent for the Borrower, in each case in the ordinary course of business and in accordance with Section 10.07(c) hereof. Subject to Section 10.07(c) the entries in the Register shall be conclusive absent manifest error and the accounts or records maintained by each Lender shall be prima facie evidence absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the written request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note payable to such Lender or its registered assigns, which shall evidence such Lender’s Loans in addition to such accounts or records and which Note shall only be transferrable through recordation in the Register in accordance with Section 10.07(c). Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. (b) Entries made in good faith by the Administrative Agent in the Register pursuant to Sections 2.11(a) and 10.07(c) shall be conclusive absent manifest error, and entries made in good faith by each Lender in its accounts or records pursuant to Sections 2.11(a), shall be prima facie evidence absent manifest error of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such accounts or records, such Lender, under this Agreement and the other Loan Documents; provided that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such accounts or records shall not limit the obligations of the Borrower under this Agreement and the other Loan Documents. Section 2.12 Payments Generally; Administrative Agent’s Clawback. (a) General. All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 3:00 p.m. (New York City time) (or such later time as the Administrative Agent may agree) on the date specified herein. The Administrative Agent will promptly distribute to each Lender its ratable share in respect of the relevant Facility or Tranche thereof (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 3:00 p.m. (New York City time) (or such later time as the Administrative Agent may agree) shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in calculating interest or fees, as the case may be; provided, however, that, if such extension would cause

118 payment of interest on or principal of SOFR Loans to be made in the next succeeding calendar month, such payment shall be made on the immediately preceding Business Day. (b) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of SOFR Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 1:00 p.m. (New York City time) on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with and at the time required by Section 2.02(c) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if any Lender does not in fact make its share of the applicable Borrowing available to the Administrative Agent, then such Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand an amount equal to such applicable share in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower by the Administrative Agent to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate reasonably determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any reasonable administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans under the applicable Facility. If both the Borrower and such Lender pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid (less interest and fees) shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make its share of any Borrowing available to the Administrative Agent. (c) Payments by the Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders, the Swingline Lender or an L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Appropriate Lenders, the Swingline Lender or the applicable L/C Issuer, the amount due. With respect to any payment that the Administrative Agent makes for the account of the Lenders or any L/C Issuer hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrower has not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (3) the Administrative Agent has for any reason otherwise erroneously made such payment, then each of the Appropriate Lenders, the Swingline Lender or the applicable L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Appropriate Lender, Swingline Lender or such L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed by the Administrative Agent to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate reasonably determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any reasonable administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing.

119 A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this Section 2.12 shall be conclusive, absent manifest error. (d) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Borrowing set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender on demand, without interest. (e) Obligations of the Lenders Several. The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and Swingline Loans and to make payments pursuant to Section 9.07 are several and not joint. The failure of any Lender to make any Loan or to fund any such participation or to make any payment under Section 9.07 on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or, to fund its participation or to make its payment under Section 9.07. (f) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. (g) Insufficient Funds. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of Swingline Loans, and (iii) third, principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties. (h) Unallocated Funds. If the Administrative Agent receives funds for application to the Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the manner in which such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender’s ratable share of the sum of (a) the Outstanding Amount of all Loans outstanding at such time and (b) the Outstanding Amount of all L/C Obligations outstanding at such time, in repayment or prepayment of such of the outstanding Loans or other Obligations then owing to such Lender. Section 2.13 Sharing of Payments. If, other than as expressly provided elsewhere herein (including the application of funds arising from the existence of a Defaulting Lender), any Lender shall obtain on account of the Loans made by it, or the participations in L/C Obligations and Swingline Loans held by it, any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact and (b) purchase from the other Lenders such participations in the Loans made by them and/or such subparticipations in the participations in Swingline Loans and L/C Obligations held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans or such participations, as the case may be, pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the purchasing Lender in its

120 discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by Law, exercise all its rights of payment (including the right of setoff, but subject to Section 10.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.13 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.13 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased. For the avoidance of doubt, the provisions of this Section shall not be construed to apply to (A) the application of Cash Collateral provided for in Section 2.16, (B) the assignments and participations (including by means of a Dutch Auction) described in Section 10.07, (C) (i) the Incurrence of any New Term Loans in accordance with Section 2.14 or (ii) any Specified Refinancing Debt in accordance with Section 2.18, (D) any loan modification offer described in Section 10.01, or (E) any applicable circumstances contemplated by Sections 2.05(b), 2.14, 2.17 or 3.08. Section 2.14 Incremental Facilities. (a) The Borrower or any Guarantor may, from time to time after the Closing Date, upon notice by the Borrower to the Person appointed by the Borrower to arrange an incremental Facility (such Person, the “Incremental Arranger”) specifying the proposed amount thereof and the proposed currency denomination thereof, request (i) an increase in any Term Loan Tranche then outstanding (each, a “Term Commitment Increase”), (ii) the addition of one or more new term loan facilities, in each case, in such currency or currencies as the Borrower identifies in such notice (each, a “New Term Facility”; and any advance made by a Lender thereunder, a “New Term Loan”; and the commitments thereof, the “New Term Commitment”) and/or (iii) an increase in the amount of the Revolving Credit Commitments (a “Revolving Commitment Increase”; and, together with the Term Commitment Increase and the New Term Commitments the “New Loan Commitments”) by (or in) a principal amount not to exceed the sum of (such sum, at any such time, the “Available Incremental Amount”): (x) the sum of (the amount available under this clause (x), the “Cash-Capped Incremental Facility”) (I) the greater of (A) $325,000,000 and (B) 100% of Consolidated EBITDA of the Group Parties (and after giving effect to any acquisition consummated concurrently therewith on a Pro Forma Basis and all other appropriate pro forma adjustment events consistent with the definition of “Consolidated EBITDA” and Section 1.10), minus (II) Incremental Equivalent Cash Component Debt, plus (y) an unlimited amount (the “Ratio-Based Incremental Facility”) so long as the Maximum Leverage Requirement is satisfied and (z) an amount equal to (1) all voluntary prepayments, redemptions and repurchases and payments (including prepayments at a discount to par and open market purchases, with credit given for the actual amount of the cash payment, giving credit to the principal amount of the Indebtedness repurchased and all prepayments and permanent commitment reductions (including pursuant to Section 3.08 or any substantially similar provisions in the documentation governing

121 any applicable Indebtedness)) made by the Borrower or any of its Restricted Subsidiaries in respect of (I) Initial Term Loans, (II) New Term Loans, (III) Refinanced First Lien Indebtedness (to the extent previously applied for the prepayment, redemption, repurchase, buyback or permanent commitment reduction, as applicable, of any Indebtedness specified in clauses (I), (II) and (III) above and clause (V) below), (IV) the “Loans” as defined in the Existing First Lien Credit Agreement as in effect on the Closing Date, (V) other Indebtedness that is secured by the Collateral on a first lien pari passu basis with Liens securing the Obligations and (VI) any refinancing, replacement or extension of any of the foregoing (in each case of prepayments of a revolving facility, to the extent accompanied by a corresponding permanent commitment reduction), and (2) permanent commitment reductions of the Revolving Credit Facility and other revolving credit facilitates established in reliance on the “Cash-Capped Incremental Facility” or the “Ratio-based Incremental Facility”, to the extent, in each case, not funded with the proceeds of long term Indebtedness (other than any (I) revolving indebtedness and intercompany loans or (II) without duplication, any Revolving Commitment Increase, New Term Loans, New Incremental Notes or Incremental Equivalent Debt incurred in reliance on the Prepayment-Based Incremental Facility (the “Prepayment-Based Incremental Facility”)); provided that any such request for a New Loan Commitment shall be in a minimum amount of the lesser of (x) $5,000,000 and (y) the entire amount of any New Loan Commitment that may be requested under this Section 2.14; provided further that for purposes of any New Loan Commitments established pursuant to this Section 2.14 and New Incremental Notes issued pursuant to Section 2.15 or for determining the amount of Incremental Equivalent Debt permitted to be Incurred under the first paragraph of Section 7.01, (A) unless otherwise elected by the Borrower, the Borrower shall be deemed to have used amounts under the Ratio-Based Incremental Facility (to the extent permitted thereby) prior to utilization of the Cash-Capped Incremental Facility and the Prepayment-Based Incremental Facility, and the Borrower shall be deemed to have used the Prepayment-Based Incremental Facility, if any, prior to utilization of the Cash-Capped Incremental Facility and (B) for the avoidance of doubt, New Loan Commitments pursuant to this Section 2.14 and New Incremental Notes pursuant to Section 2.15 and Incremental Equivalent Debt pursuant to the first paragraph of Section 7.01 may be Incurred under the Cash-Capped Incremental Facility, the Ratio-Based Incremental Facility and the Prepayment-Based Incremental Facility, and proceeds from any such Incurrence under the Cash- Capped Incremental Facility, the Ratio-Based Incremental Facility and the Prepayment-Based Incremental Facility may be utilized in a single transaction by first calculating the Incurrence under the Ratio-Based Incremental Facility (without inclusion of any amounts utilized pursuant to the Cash-Capped Incremental Facility or the Prepayment-Based Incremental Facility) and then calculating the Incurrence under the Prepayment-Based Incremental Facility (without inclusion of any amounts utilized pursuant to the Cash-Capped Incremental Facility) and then calculating the Incurrence under the Cash-Capped Incremental Facility. The Borrower may designate any Incremental Arranger of any New Loan Commitments with such titles under the New Loan Commitments as the Borrower may deem appropriate. In the case of any New Loan Commitment or Incremental Equivalent Debt established in the form of a delayed draw term loan commitment (each, an “Incremental Delayed Draw Term Loan Commitment”), at the election of the Borrower in its sole discretion, for purposes of determining capacity under, and compliance with the Available Incremental Amount (including for purposes of incurring or establishing such Incremental Delayed Draw Term Loan Commitment (and any associated loan when such Incremental Delayed Draw Term Loan Commitment is funded)), either (A) the applicable New Loan Commitment or Incremental Equivalent Debt shall be deemed to be fully drawn at the time such Incremental Delayed Draw Term Loan Commitment becomes effective (for the avoidance of doubt, in the case of this clause (A), the actual drawing of such Incremental Delayed Draw Term Loan Commitment shall not be deemed to be an additional incurrence of Indebtedness for

122 purposes of determining the Available Incremental Amount) or (B) such New Loan Commitment or Incremental Equivalent Debt (and any associated loan when such Incremental Delayed Draw Term Loan Commitment is funded) shall be incurred as and when the applicable Indebtedness under such Incremental Delayed Draw Term Loan Commitment is funded in accordance with the terms of such Incremental Delayed Draw Term Loan Commitment (for the avoidance of doubt, in the case of this clause (B), such New Loan Commitment or Incremental Equivalent Debt in the form of an Incremental Delayed Draw Term Loan Commitment shall be deemed not to be drawn for all purposes under the Loan Documents until such Incremental Delayed Draw Term Loan Commitment is funded) (this sentence, the “Incremental Delayed Draw Term Loan Commitment Incurrence Election Provision”). (b) The Borrower may elect whether to approach any existing Lenders to provide New Loan Commitments; provided that any Lender approached to participate in any New Loan Commitments may elect or decline, in its sole discretion, to participate in such increase or new facility. The Borrower may also invite additional Eligible Assignees, in the case of any Revolving Credit Commitment hereunder, with the consent of the Administrative Agent and each L/C Issuer (to the extent the consent of any of the foregoing would be required to assign Revolving Credit Loans to such Eligible Assignee, which consent shall not be unreasonably withheld or delayed), to become Lenders pursuant to a joinder agreement to this Agreement. Neither the Administrative Agent nor the Collateral Agent (in their respective capacities as such) shall be required to execute, accept or acknowledge any joinder agreement pursuant to this Section 2.14 and such execution shall not be required for any such joinder agreement to be effective; provided that, with respect to any New Loan Commitments, the Borrower must provide to the Administrative Agent the documentation providing for such New Loan Commitments. (c) If (i) a Term Loan Tranche is increased in accordance with this Section 2.14, (ii) a New Term Facility is added in accordance with this Section 2.14 or (iii) the Revolving Credit Commitments are increased in accordance with this Section 2.14, the Incremental Arranger and the Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase or New Term Facility among the applicable Lenders. The Incremental Arranger shall promptly notify the applicable Lenders of the final allocation of such increase or New Term Facility on the Increase Effective Date. In connection with (i) any increase in a Term Loan Tranche, (ii) any addition of a New Term Facility or (iii) any increase in the Revolving Credit Commitments, in each case, pursuant to this Section 2.14, this Agreement and the other Loan Documents may be amended in a writing (which may be executed and delivered by the Borrower and the Incremental Arranger (and the Lenders hereby authorize any such Incremental Arranger to execute and deliver any such documentation)) in order to establish the New Term Facility or to effectuate the increases to the Term Loan Tranche and/or to the Revolving Credit Commitments and to reflect any technical changes necessary or appropriate to give effect to such increase or new facility in accordance with its terms as set forth herein. As of the Increase Effective Date, in the case of an increase to an existing Term Loan Tranche, the amortization schedule for the Term Loan Tranche then increased set forth in Section 2.07 (or any other applicable amortization schedule for New Term Loans or Specified Refinancing Term Loans) shall be amended in a writing (which may be executed and delivered by the Borrower and the Incremental Arranger (and the Lenders hereby authorize any such Incremental Arranger to execute and deliver any such documentation)) to increase the then- remaining unpaid installments of principal by an aggregate amount equal to the additional Loans under such Term Loan Tranche being made on such date, such aggregate amount to be applied to increase such installments ratably in accordance with the amounts in effect immediately prior to the Increase Effective Date. In connection with any Term Commitment Increase, the Borrower and the lenders providing such New Term Commitments may extend or renew the call protection applicable to such existing Term Loan Tranche without the consent of any existing Lenders under such existing Term Loan Tranche.

123 (d) With respect to any New Loan Commitments pursuant to this Section 2.14, (i) subject to Error! Reference source not found., if so required by the Incremental Arranger, no Specified Event of Default shall have occurred and be continuing; (ii) except in the case of Extendable Bridge Loans, the applicable New Term Facility or the Term Loans, New Term Loans or Specified Refinancing Term Loans that are the subject of a Term Commitment Increase shall have a final maturity no earlier than the Latest Maturity Date of the Initial Term Loan Facility and shall have Weighted Average Life to Maturity no shorter than that of the Initial Term Loan Facility; (iii) except as set forth in clause (ii) above with respect to final maturity and Weighted Average Life to Maturity, and in clause (f)(ii) below regarding the sharing of payments, the currency, pricing, interest rate margins, discounts, premiums, rate floors, fees and the maturity and prepayment terms applicable to any New Term Facility shall be determined by the Borrower and the Lenders providing the New Term Facility; and (iv) to the extent reasonably requested by the Incremental Arranger, the Incremental Arranger shall have received legal opinions, resolutions, officer’s certificates and/or reaffirmation agreements in connection with such New Loan Commitments. Subject to the foregoing, the conditions precedent to each such increase or New Loan Commitment shall be agreed to by the Lenders providing such increase or New Loan Commitment, as applicable, and the Borrower. (e) The additional Term Loans made under the Term Loan Tranche subject to the increases shall be made by the applicable Lenders participating therein pursuant to the procedures set forth in Sections 2.01 and 2.02 and on the date of the making of such new Term Loans, and notwithstanding anything to the contrary set forth in Sections 2.01 and 2.02, such new Loans shall be added to (and form part of) each Borrowing of outstanding Term Loans under such Term Loan Tranche on a pro rata basis (based on the relative sizes of the various outstanding Borrowings), so that each Lender under such Term Loan Tranche will participate proportionately in each then outstanding Borrowing of Term Loans under the Term Loan Tranche. The Administrative Agent shall, at the request of the Borrower, and is hereby authorized to, make such arrangements as necessary to include any Term Loans within any existing Interest Periods applicable to Term Loans of such Term Loan Tranche. (f) (i) Any New Term Facility shall not be Guaranteed by any Subsidiary of the Borrower that is not a Guarantor under the Initial Term Loan Facility or the Revolving Credit Facility, shall be unsecured, secured either on a first lien pari passu basis with the Initial Term Loan Facility or on a “junior” basis with the Initial Term Loan Facility, and, to the extent secured, shall not be secured by assets of Loan Parties and their Subsidiaries that does not constitute Collateral (and in each case, to the extent secured, or subordinated in right of payment or security, such New Term Facility shall be subject to a Market Intercreditor Agreement) and (ii) any New Term Facility may share (x) on a greater than pro rata basis, pro rata basis or less than pro rata basis with voluntary prepayments or repayments in respect of the existing Term Loans and (y) on a pro rata basis or less than pro rata basis (but not greater than pro rata basis (other than in the case of prepayment with Refinancing Indebtedness)) with mandatory prepayments or repayments in respect of the existing Term Loans. (g) Any With respect to any Revolving Credit Commitment Increase, the terms of such Revolving Commitment Increase (including the Applicable Rate, but excluding any upfront fees) shall be documented solely as an increase to the Revolving Credit Facility, with identical terms. On the Increase Effective Date with respect to an increase to an existing Tranche, (x) each Revolving Credit Lender under such Tranche immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the increase to the Revolving Credit Commitments (each, a “Revolving Commitment Increase Lender”), and, if applicable, each such Revolving Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Credit Lender’s participations hereunder in outstanding Swingline Loans and L/C Obligations relating to Letters of Credit issued under such Tranche, such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations hereunder in Swingline Loans and L/C Obligations issued under such Tranche

124 will equal the percentage of the aggregate Revolving Credit Commitments under such Tranche of all Revolving Credit Lenders represented by such Revolving Credit Lender’s Revolving Credit Commitment under such Tranche, and (y) if, on the date of such increase, there are any Revolving Credit Loans outstanding under such Tranche, such Revolving Credit Loans shall on or prior to the Increase Effective Date be prepaid from the proceeds of Revolving Credit Loans under such Tranche made hereunder (reflecting such increase in Revolving Credit Commitments), which prepayment shall be accompanied by accrued interest on the Revolving Credit Loans being prepaid and any costs incurred by any Lender in accordance with Section 3.06. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence (h) If the Incremental Arranger is not the Administrative Agent, the actions authorized to be taken by the Incremental Arranger herein shall be done in consultation with the Administrative Agent. (i) To the extent any New Term Facility shall be denominated in a currency other than Dollars, this Agreement and the other Loan Documents shall be amended to the extent necessary or appropriate to provide for the administrative and operational provisions applicable to such currency, in each case as are reasonably satisfactory to the Administrative Agent. (j) This Section 2.14 shall supersede any provisions in Section 2.12, 2.13 or 10.01 to the contrary. Section 2.15 New Incremental Notes. (a) The Borrower or any Guarantor may from time to time after the Closing Date, upon notice by the Borrower to the Administrative Agent, specifying in reasonable detail the proposed terms thereof, issue one or more series of senior secured, senior unsecured, senior subordinated or subordinated notes or loans or, in each case, bridge loans in lieu thereof (such notes, facilities and/or bridge loans, collectively, “New Incremental Notes”) in an amount not to exceed the Available Incremental Amount (at the time of issuance). (b) As a condition precedent to the issuance of any New Incremental Notes pursuant to this Section 2.15, (i) such New Incremental Notes shall not be Guaranteed by any Subsidiary of the Borrower that is not a Loan Party or that does not become a Loan Party and to the extent secured by the Collateral, shall not be secured by a lien on any assets of a Loan Party that is not part of the Collateral, (ii) to the extent secured by the Collateral, such New Incremental Notes shall be subject to a Market Intercreditor Agreement, (iii) except with respect to Extendable Bridge Loans, such New Incremental Notes shall have a final maturity no earlier than the Latest Maturity Date of the Initial Term Loan Facility, (iv) except with respect to Extendable Bridge Loans, the Weighted Average Life to Maturity of such New Incremental Notes shall not be shorter than that of the Initial Term Loan Facility. (c) The Lenders hereby authorize the Administrative Agent (and the Lenders hereby authorize the Administrative Agent to execute and deliver such amendments) to enter into amendments to this Agreement and the other Loan Documents with the Borrower as may be necessary in order to secure any New Incremental Notes with the Collateral and/or to make such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the issuance of such New Incremental Notes, in each case on terms consistent with this Section 2.15. Section 2.16 Cash Collateral.

125 (a) Upon the request of the Administrative Agent or the applicable L/C Issuer (i) if the applicable L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, (ii) if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding or (iii) the Borrower is required to provide Cash Collateral pursuant to Section 8.02(c), the Borrower shall, in each case, promptly deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover 103% of the then Outstanding Amount of all L/C Obligations. At any time that there shall exist a Defaulting Lender, promptly upon the request of the Administrative Agent, the Swingline Lender or the applicable L/C Issuer, the Borrower shall deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover 103% of all Fronting Exposure of such Defaulting Lender after giving effect to Section 2.17(a)(iv) and any Cash Collateral provided by such Defaulting Lender. (b) All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grant to (and subjects to the control of) the Administrative Agent and the Collateral Agent, for the benefit of the Administrative Agent, the Swingline Lender, the applicable L/C Issuer and the Lenders, and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.16(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby, the Borrower and the relevant Defaulting Lender shall, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. The Borrower shall pay, in accordance with Sections 10.04 and 10.05, all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral. (c) Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.16 or Sections 2.03, 2.05, 2.06, 2.17, 8.02 or 8.04 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific L/C Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided prior to any other application of such property as may be provided for herein. (d) Cash Collateral provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure (after giving effect to such release) or other obligations giving rise thereto (including by the termination of Defaulting status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 10.07(b)(viii))) or (ii) the Administrative Agent’s good faith determination that there exists excess Cash Collateral; provided, however, (x) that Cash Collateral furnished by or on behalf of a Loan Party shall not be released during the continuance of a Default under Sections 8.01(a), (f) or (g) or an Event of Default (and following application as provided in this Section 2.16 may be otherwise applied in accordance with Section 8.04), (y) any such release shall be without prejudice to, and any disbursement or other transfer of Cash Collateral shall be and remain subject to, any other Lien conferred under the Loan Documents and the other applicable provisions of the Loan Documents and (z) the Person providing Cash Collateral and the applicable L/C Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations. Section 2.17 Defaulting Lenders.

126 (a) Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders”, “Required Facility Lenders” and in Section 10.01. (ii) Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 10.09), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the L/C Issuers and Swingline Lender hereunder; third, to be held as Cash Collateral for the L/C Issuers’ Fronting Exposure with respect to that Defaulting Lender; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to satisfy (A) obligations of that Defaulting Lender to fund Loans under this Agreement and (B) Cash Collateralize the L/C Issuers’ future Fronting Exposure with respect to that Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.16; sixth, to the payment of any amounts owing to the Lenders, the Swingline Lender or any L/C Issuer or as a result of any non- appealable judgment of a court of competent jurisdiction obtained by any Lender, the Swingline Lender or any L/C Issuer or against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default pursuant to Section 8.01(a), (f) or (g) exists, to the payment of any amounts owing to the Borrower as a result of any non- appealable judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or L/C Obligations were made or the related Letters of Credit were issued at a time when the applicable conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Obligations owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, that Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swingline Loans are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.17(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.17(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto. (iii) That Defaulting Lender (x) shall not be entitled to receive any commitment fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender) and (y) shall be limited in its right to receive Letter of Credit fees as provided in Section 2.03(h). (iv) During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in

127 Letters of Credit pursuant to Section 2.03, or Swingline Loans pursuant to Section 2.04, the Pro Rata Share of each non-Defaulting Lender shall be determined without giving effect to the Commitment of that Defaulting Lender; provided that the aggregate obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit issued and Swingline Loans made shall not exceed the positive difference, if any, of (1) the Commitment of that non-Defaulting Lender minus (2) the aggregate Outstanding Amount of the Loans of that Revolving Credit Lender. Subject to Section 10.23, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. If the foregoing reallocation cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under applicable Law, (x) first, prepay Swingline Loans in an amount equal to the Swingline Lenders’ Fronting Exposure and (y) second, Cash Collateralize the L/C Issuers’ Fronting Exposure in accordance with the procedures set forth in Section 2.16. (b) If the Borrower, the Administrative Agent, the Swingline Lender and each L/C Issuer agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may reasonably determine to be necessary to cause the Loans and funded and unfunded participations in Swingline Loans and Letters of Credit to be held on a pro rata basis by the Lenders in accordance with their Revolving Credit Commitments, whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; provided further, that except to the extent otherwise expressly agreed in writing by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender. Section 2.18 Specified Refinancing Debt. (a) The Borrower may, from time to time after the Closing Date, add one or more new term loan facilities and new revolving credit facilities to the Facilities (the commitments in respect of such new term facilities, the “Specified Refinancing Term Commitment” and the commitments in respect of such new revolving credit facilities, the “Specified Refinancing Revolving Credit Commitment”, collectively, the “Specified Refinancing Debt”) pursuant to procedures agreed between the Borrower and the agent under such Specified Refinancing Debt (such Person, the “Specified Refinancing Agent”) refinance (i) all or any portion of any Term Loan Tranches then outstanding under this Agreement and (ii) all or any portion of any Revolving Tranches then in effect under this Agreement, in each case pursuant to a Refinancing Amendment; provided that such Specified Refinancing Debt: (i) will rank pari passu in right of payment with the other Loans and Commitments hereunder; (ii) will not be Incurred or Guaranteed by any Subsidiary of the Borrower that is not the Borrower or a Guarantor under the Initial Term Loan Facility or the Revolving Credit Facility; (iii) if secured, shall not be secured by assets of Loan Parties and their Restricted Subsidiaries that does not constitute Collateral and shall be subject to a Market Intercreditor Agreement; (iv) will have such pricing and optional prepayment terms as may be agreed by the Borrower and the applicable Lenders thereof; (v) except with respect to Extendable Bridge Loans, (x) to the extent constituting revolving credit facilities, will not have a maturity date (or have mandatory commitment reductions or amortization) that is prior to the scheduled Maturity Date of the Revolving Tranche being refinanced and (y) to the extent constituting term loan facilities, will have a maturity date that is not prior to the date that is the scheduled Maturity Date of, and will have a Weighted Average Life

128 to Maturity that is not shorter than the Weighted Average Life to Maturity of, the Term Loans being refinanced; (vi) any Specified Refinancing Term Loans may share (x) on a greater than pro rata basis, pro rata basis or less than pro rata basis with voluntary prepayments or repayments in respect of the then outstanding Term Loan Tranches and (y) on a pro rata basis or less than pro rata basis (but not greater than pro rata basis (except with respect to any prepayments made with Refinancing Indebtedness) with mandatory prepayments or repayments in respect of the then outstanding Term Loan Tranches; (vii) shall not have a principal or commitment amount greater than the Loans being refinanced (plus any Incremental Amounts Incurred in connection therewith); and (viii) the Net Cash Proceeds of such Specified Refinancing Debt shall be applied, substantially concurrently with the Incurrence thereof, to the prepayment of outstanding Loans being so refinanced (and, in the case of Revolving Credit loans, a corresponding amount of Revolving Credit Commitments shall be permanently reduced), in each case pursuant to Sections 2.05 and 2.06, as applicable, and the payment of fees, expenses and premiums, if any, payable in connection therewith. The Borrower may elect whether to approach any existing Lenders to provide such Specified Refinancing Debt; provided that any Lender approached to provide all or a portion of any Specified Refinancing Debt may elect or decline, in its sole discretion, to provide such Specified Refinancing Debt. The Borrower may also invite additional Eligible Assignees to become Lenders in respect of such Specified Refinancing Debt pursuant to a joinder agreement to this Agreement in form and substance reasonably satisfactory to the Specified Refinancing Agent. (b) The effectiveness of any Refinancing Amendment shall be subject to conditions as are mutually agreed with the participating Lenders providing such Specified Refinancing Debt and to the extent reasonably requested by the Specified Refinancing Agent, receipt by the Specified Refinancing Agent of legal opinions, board resolutions, officer’s certificates and/or reaffirmation agreements with respect to the Borrower and the Guarantors. The Lenders hereby authorize the Specified Refinancing Agent to enter into amendments to this Agreement and the other Loan Documents with the Borrower as may be necessary in order to establish new Tranches of Specified Refinancing Debt and to make such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new Tranches, in each case on terms consistent with and/or to effect the provisions of this Section 2.18. (c) Each class of Specified Refinancing Debt Incurred under this Section 2.18 shall be in an aggregate principal amount that is not less than the lesser of (I) $5,000,000 and (II) the entire amount that may be requested under this Section 2.18. (d) The Specified Refinancing Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Refinancing Amendment, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Specified Refinancing Debt Incurred pursuant thereto (including the addition of such Specified Refinancing Debt as separate “Facilities” hereunder and treated in a manner consistent with the Facilities being refinanced, including for purposes of prepayments and voting). Any Refinancing Amendment may, without the consent of any Person other than the Borrower, the Specified Refinancing Agent and the Lenders providing such Specified Refinancing Debt, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Specified Refinancing Agent and the Borrower, to effect the provisions of or consistent with this Section 2.18. If the Specified Refinancing Agent is not the Administrative Agent, the actions authorized to be taken by the Specified Refinancing Agent herein shall be done in consultation with the Administrative Agent. Section 2.19 Permitted Debt Exchanges.

129 (a) Notwithstanding anything to the contrary contained in this Agreement, pursuant to one or more offers (each, a “Permitted Debt Exchange Offer”) made from time to time by the Borrower, the Borrower may from time to time following the Closing Date consummate one or more exchanges of Term Loans for Permitted Debt Exchange Notes (each such exchange a “Permitted Debt Exchange”), so long as the following conditions are satisfied: (i) the aggregate principal amount of Permitted Debt Exchange Notes issued in exchange for such Term Loans pursuant to a Permitted Debt Exchange shall not exceed the aggregate principal amount (calculated on the face amount thereof) of Term Loans exchanged for such Permitted Debt Exchange Notes; provided that the aggregate principal amount of the Permitted Debt Exchange Notes may include Incremental Amounts Incurred in connection with the exchange of such Term Loans and the issuance of such Permitted Debt Exchange Notes, (ii) the aggregate principal amount of all Term Loans exchanged by the Borrower pursuant to any Permitted Debt Exchange shall automatically be cancelled and retired by the Borrower on the date of the settlement thereof (and, if requested by the Administrative Agent, any applicable exchanging Lender shall execute and deliver to the Administrative Agent an Assignment and Assumption, or such other form as may be reasonably requested by the Administrative Agent, in respect thereof pursuant to which the respective Lender assigns its interest in the Term Loans being exchanged pursuant to the Permitted Debt Exchange to the Borrower for immediate cancellation), (iii) if the aggregate principal amount of all Term Loans tendered by Lenders in respect of the relevant Permitted Debt Exchange Offer shall exceed the maximum aggregate principal amount of such Term Loans offered to be exchanged by the Borrower pursuant to such Permitted Debt Exchange Offer, then the Borrower shall exchange Term Loans subject to such Permitted Debt Exchange Offer tendered by such Lenders ratably up to such maximum amount based on the respective principal amounts so tendered and (iv) any applicable Minimum Tender Condition (as defined below) shall be satisfied. (b) With respect to all Permitted Debt Exchanges effected by the Borrower pursuant to this Section 2.19, (i) such Permitted Debt Exchanges (and the cancellation of the exchanged Term Loans in connection therewith) shall not constitute voluntary or mandatory payments or prepayments for purposes of Error! Reference source not found. or (b), and (ii) such Permitted Debt Exchange Offer shall be made for not less than $5,000,000 in aggregate principal amount of Term Loans; provided that subject to the foregoing clause (ii) the Borrower may at its election specify as a condition (a “Minimum Tender Condition”) to consummating any such Permitted Debt Exchange that a minimum amount (to be determined and specified in the relevant Permitted Debt Exchange Offer in the Borrower’s discretion) of Term Loans of any or all applicable classes be tendered. (c) In connection with each Permitted Debt Exchange, the Borrower and the Exchange Agent shall mutually agree to such procedures as may be necessary or advisable to accomplish the purposes of this Section 2.19 and without conflict with Section 2.19(d); provided that the terms of any Permitted Debt Exchange Offer shall provide that the date by which the relevant Lenders are required to indicate their election to participate in such Permitted Debt Exchange. (d) The Borrower shall be responsible for compliance with all applicable securities and other laws and regulations in connection with each Permitted Debt Exchange, it being understood and agreed that (x) none of the Exchange Agent, the Administrative Agent nor any Lender assumes any responsibility in connection with the Borrower’s compliance with such laws and regulations in connection with any Permitted Debt Exchange and (y) each Lender shall be solely responsible for its compliance with any applicable “insider trading” laws and regulations to which such Lender may be subject under the Securities Exchange Act of 1934, as amended, and/or other applicable securities laws and regulations. (e) If the Exchange Agent is not the Administrative Agent, the actions authorized to be taken by the Exchange Agent herein shall be done in consultation with the Administrative Agent.

130 ARTICLE III. Taxes, Increased Costs Protection and Illegality Section 3.01 Taxes. (a) All payments by or on account of any obligation of the Borrower or any other Loan Party hereunder or under any other Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from or in respect of any such payment, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, the sum payable by the Borrower or other applicable Loan Party shall be increased as necessary so that after all such deductions or withholdings for Indemnified Taxes have been made (including any deductions and withholdings for Indemnified Taxes applicable to additional sums payable under this Section 3.01) the applicable Lender (or, in the case of payments made to the Administrative Agent for its own account, the Administrative Agent) receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Without duplication of any other amounts payable by the Loan Parties under this Section 3.01, the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (c) The Loan Parties shall jointly and severally indemnify each Recipient, within 30 days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted in respect of a payment to such Recipient (without duplication of any sums already paid under Section 3.01(a)) and any reasonable out-of-pocket expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability (together with a reasonable explanation thereof) delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (d) Within 30 days after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 3.01, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (e) Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Indemnified Taxes (whether received in cash or applied as a payment against any cash taxes otherwise due) as to which it has been indemnified pursuant to this Section 3.01 (including by the payment of additional amounts pursuant to this Section 3.01), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 3.01 with respect to the Indemnified Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental

131 Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall promptly repay to such indemnified party the amount paid over pursuant to this clause (e) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (e), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this clause (e) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This clause (e) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (f) Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.07(m) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (f). (g) (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to any payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent) two executed original copies of IRS Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding;

132 (B) any Foreign Lender shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), two of whichever of the following is applicable: (a) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party, executed original copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or any successor form) establishing an exemption from, or reduction of, U.S. federal withholding Tax; (b) executed original copies of IRS Form W-8ECI (or any successor form); (c) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 871(h) or Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit I-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code or a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and that no payments under with any Loan Document are effectively connected with such Lender’s conduct of a U.S. trade or business (a “U.S. Tax Compliance Certificate”) and (y) executed original copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or any successor form); or (d) to the extent a Foreign Lender is not the beneficial owner (e.g., where the Foreign Lender is a partnership or a participating Lender), executed original copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a certificate substantially in the form of Exhibit I-2 or Exhibit I-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership (and not a participating Lender) and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender shall provide a certificate substantially in the form of Exhibit I-4 on behalf of such direct and indirect partner(s); (C) any Foreign Lender shall deliver to the Borrower or the Administrative Agent, two executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) each Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA to determine whether such Lender has complied with such Lender’s obligations under FATCA and, if necessary, to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement;

133 (iii) Any successor or supplemental Administrative Agent, shall deliver to the Borrower (in such number of copies as shall be requested by the recipient) on or prior to the date on which the Administrative Agent becomes the administrative agent hereunder or under any other Loan Document (and from time to time thereafter upon the reasonable request of the Borrower) executed copies of either (i) IRS Form W-9 (or any successor form) or (ii) a U.S. branch withholding certificate on IRS Form W- 8IMY (or any successor form) evidencing its agreement with the Borrower to be treated as a U.S. person for purposes of withholding under Chapter 3 of the Code (with respect to amounts received on account of any Lender) and IRS Form W-8ECI (with respect to amounts received on its own account). (iv) Each Recipient agrees that if any documentation it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall promptly update and deliver such documentation to the Borrower and the Administrative Agent or promptly notify the Borrower and the Administrative Agent in writing of its legal ineligibility to do so. (v) Notwithstanding any other provision of this Section 3.01(g), a Recipient shall not be required to deliver any documentation that such Recipient is not legally eligible to deliver. (vi) Each Lender hereby authorizes the Administrative Agent to deliver to the Loan Parties and to any successor Administrative Agent any documentation provided by such Lender to the Administrative Agent pursuant to Section 3.01(g). (h) The agreements in this Section 3.01 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. (i) For the avoidance of doubt, the term “Lender” shall, for purposes of this Section 3.01, include the Swingline Lender, any L/C Issuer, and the term “applicable law” includes FATCA. Section 3.02 [Reserved]. Section 3.03 Illegality. If any Lender reasonably determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to SOFR or Term SOFR, or to determine or charge interest rates based upon SOFR or Term SOFR, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (i) any obligation of such Lender to make or continue SOFR Loans or to convert Base Rate Loans to SOFR Loans shall be suspended and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans, the interest rate on which is determined by reference to the Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender, shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (A) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all of such Lender’s SOFR Loans to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate), in each case, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such SOFR Loans to such day, or promptly after such demand, if such Lender may not lawfully continue to maintain such SOFR Loans or (B) if such notice asserts the illegality of such Lender determining or charging interest rates based upon SOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term SOFR

134 component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted and all amounts due, if any, in connection with such prepayment or conversion under Section 3.06. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender. Section 3.04 Inability to Determine Rates. If in connection with any request for a SOFR Loan or a conversion to or continuation thereof, as applicable, (i) the Administrative Agent reasonably determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate has been determined in accordance with Section 1.09(a), and the circumstances under clause (a) of the definition of SOFR Unavailability Period exist or the Scheduled Unavailability Date has occurred (as applicable) or (B) adequate and reasonable means do not otherwise exist for determining Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan or (ii) the Administrative Agent or the Required Lenders determine that for any reason that the Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain SOFR Loans or to convert Base Rate Loans to SOFR Loans shall be suspended (to the extent of the affected SOFR Loans or Interest Periods) and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of SOFR Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein and (ii) any outstanding SOFR Loans shall be deemed to have been converted to Base Rate Loans at the end of their respective applicable Interest Period. Section 3.05 Increased Cost and Reduced Return; Capital Adequacy and Liquidity Requirements. (a) If any Lender or L/C Issuer reasonably determines that as a result of any Change in Law, or such Lender’s or L/C Issuer’s compliance therewith, there shall be any increase in the cost to such Lender or L/C Issuer of agreeing to make or making, funding or maintaining any Loan the interest on which is determined by reference to SOFR or Term SOFR or maintaining Letters of Credit or a reduction in the amount received or receivable by such Lender or L/C Issuer in connection with any of the foregoing (including Taxes on or in respect of its loans, commitments, letters of credit or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, but excluding for purposes of this Section 3.05(a) any such increased costs or reduction in amount resulting from (i) Indemnified Taxes indemnifiable under Section 3.01 and (ii) Excluded Taxes), then within 15 days after demand of such Lender or L/C Issuer setting forth in reasonable detail such increased costs (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrower shall pay to such Lender or L/C Issuer such additional amounts as will compensate such Lender or L/C Issuer for such increased cost or reduction. (b) If any Lender or L/C Issuer reasonably determines that any Change in Law or compliance by such Lender or L/C Issuer or any Lending Office of such Lender or such Lender’s or L/C Issuer’s holding company, if any therewith, has the effect of reducing the rate of return on the capital of such Lender or L/C Issuer or on the capital of such Lender’s or L/C Issuer’s holding company, if any, as a consequence of such Lender’s obligations hereunder to a level below that which such Lender or L/C

135 Issuer or such Lender’s or L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration its policies with respect to capital adequacy and liquidity and such Lender’s desired return on capital), then within 15 days after demand of such Lender setting forth in reasonable detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction. Section 3.06 Funding Losses. Upon written demand of any Lender (with a copy to the Administrative Agent) from time to time, setting forth in reasonable detail the basis for calculating such compensation, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any SOFR Loan on a day prior to the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan or pursuant to a conditional notice) to prepay, borrow, continue or convert any SOFR Loan on the date or in the amount notified by the Borrower; or (c) any mandatory assignment of such Lender’s SOFR Loans pursuant to Section 3.08 on a day prior to the last day of the Interest Period for such Loans, including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained (but excluding anticipated profits). The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. Section 3.07 Matters Applicable to All Requests for Compensation. (a) A certificate of any Agent, any Lender or any L/C Issuer claiming compensation under this Article III and setting forth in reasonable detail a calculation of the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Agent, such Lender or such L/C Issuer may use any reasonable averaging and attribution methods. With respect to any Lender’s or L/C Issuer’s claim for compensation under Sections 3.03, 3.04 or 3.05, the Loan Parties shall not be required to compensate such Lender or L/C Issuer for any amount incurred more than 180 days prior to the date that such Lender or L/C Issuer notifies the Borrower of the event that gives rise to such claim; provided that, if the circumstance giving rise to such claim is retroactive, then such 180- day period referred to above shall be extended to include the period of retroactive effect thereof. (b) If any Lender or L/C Issuer requests compensation under Section 3.05, or the Borrower is required to pay any additional amount to any Lender, the Swingline Lender, any L/C Issuer or any Governmental Authority for the account of any Lender, the Swingline Lender or any L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.03, then such Lender, the Swingline Lender or L/C Issuer, as applicable, will, if requested by the Borrower and at the Borrower’s expense, use commercially reasonable efforts to designate another Lending Office for any Loan or Letter of Credit affected by such event; provided that such efforts (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.05, as applicable, in the future and (ii) would not, in the judgment of such Lender, the Swingline Lender or such L/C Issuer, as applicable, be inconsistent with the internal policies of, or otherwise be

136 disadvantageous in any material legal, economic or regulatory respect to such Lender or its Lending Office, the Swingline Lender or such L/C Issuer. The provisions of this clause (b) shall not affect or postpone any Obligations of the Borrower or rights of such Lender pursuant to Section 3.05. (c) A Lender shall not be entitled to any compensation pursuant to Section 3.03, 3.05 or 3.06 unless such Lender certifies that it is imposing such charges or requesting such compensation from borrowers (similarly situated to the Borrower hereunder) under comparable syndicated credit facilities. Section 3.08 Replacement of Lenders under Certain Circumstances. (a) If at any time (i) the Borrower becomes obligated to pay additional amounts or indemnity payments described in Sections 3.01 or 3.05 (other than with respect to Other Taxes) as a result of any condition described in such Sections or any Lender ceases to make SOFR Loans as a result of any condition described in Sections 3.03 or 3.04, (ii) any Lender becomes a Defaulting Lender or (iii) any Lender becomes a Non-Consenting Lender (as defined below in this Section 3.08) (collectively, a “Replaceable Lender”), then the Borrower may, on prior written notice from the Borrower to the Administrative Agent and such Lender (for the avoidance of doubt, such notice shall be deemed provided on the same day that an amendment or waiver is posted to Lenders for consent), either (i) replace such Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to Section 10.07(b) (with the assignment fee to be paid by the Borrower in such instance unless waived by the Administrative Agent) all of its rights and obligations under this Agreement (or, in the case of a Non- Consenting Lender, all of its rights and obligations under this Agreement with respect to the Facility or Facilities for which its consent is required) to one or more Eligible Assignees; provided that neither the Administrative Agent nor any Lender shall have any obligation to the Borrower to find a replacement Lender or other such Person or (ii) so long as no Event of Default shall have occurred and be continuing, terminate the Commitment of such Lender, the Swingline Lender or L/C Issuer or prepay the Loans, as the case may be, and (1) in the case of a Lender (other than an L/C Issuer), repay all Obligations of the Borrower owing (and the amount of all accrued interest and fees in respect thereof) to such Lender relating to the Loans and participations held by such Lender as of such termination date and (2) in the case of an L/C Issuer, repay all obligations of the Borrower owing to such L/C Issuer relating to the Loans and participations held by such L/C Issuer as of such termination date and cancel or backstop on terms satisfactory to such L/C Issuer any Letters of Credit issued by it repay all Obligations of the Borrower owing (and the amount of all accrued interest and fees in respect thereof) to such Lender relating to the Loans and participations held by such Lender as of such termination date; provided that (i) in the case of any such replacement of, or termination of Commitments with respect to a Non-Consenting Lender such replacement or termination shall be sufficient (together with all other consenting Lenders including any other Replaceable Lender) to cause the adoption of the applicable modification, waiver or amendment of the Loan Documents and (ii) in the case of any such replacement as a result of the Borrower having become obligated to pay amounts described in Sections 3.01 or 3.05, such replacement would eliminate or reduce payments pursuant to Sections 3.01 or 3.05, as applicable, in the future. Any Lender being replaced pursuant to this Section 3.08(a) shall (i) execute and deliver an Assignment and Assumption with respect to such Lender’s Commitment and outstanding Loans and participations in Swingline Loans and L/C Obligations and (ii) deliver any Notes evidencing such Loans to the Borrower (for return to the Borrower) or the Administrative Agent. Pursuant to such Assignment and Assumption, (A) the assignee Lender shall acquire all or a portion, as the case may be, of the assigning Lender’s Commitment and outstanding Loans and participations in Swingline Loans and L/C Obligations, (B) all Obligations relating to the Loans and participations (and the amount of all accrued interest, fees and premiums in respect thereof) so assigned shall be paid in full by the assignee Lender to such assigning Lender concurrently with such assignment and assumption and (C) upon such payment and, if so requested by the assignee

137 Lender, the assigning Lender shall deliver to the assignee Lender the applicable Note or Notes executed by the Borrower, the assignee Lender shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans, Commitments and participations, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender. In connection with any such replacement, if any such Replaceable Lender does not execute and deliver to the Administrative Agent a duly executed Assignment and Assumption reflecting such replacement within two Business Days of the date on which the assignee Lender executes and delivers such Assignment and Assumption to such Replaceable Lender, then such Replaceable Lender shall be deemed to have executed and delivered such Assignment and Assumption without any action on the part of the Replaceable Lender. In connection with the replacement of any Lender pursuant to this Section 3.08(a), the Borrower shall pay to such Lender such amounts as may be required pursuant to Section 3.06. (b) Notwithstanding anything to the contrary contained above, (i) any Lender that acts as an L/C Issuer may not be replaced hereunder at any time that it has any Letter of Credit outstanding hereunder unless arrangements satisfactory to such L/C Issuer (including the furnishing of a back-up standby letter of credit in form and substance, and issued by an issuer reasonably satisfactory to such L/C Issuer or the depositing of Cash Collateral into a Cash Collateral account in amounts and pursuant to arrangements consistent with the requirements of Section 2.16) have been made with respect to such outstanding Letter of Credit, (ii) the Lender that acts as Swingline Lender may not be replaced hereunder at any time unless all Swingline Loans are repaid in full in cash and (iii) the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 9.09. (c) In the event that (i) the Borrower or the Administrative Agent has requested the Lenders to consent to a waiver of any provisions of the Loan Documents or to agree to any amendment or other modification thereto, (ii) the waiver, amendment or modification in question requires the agreement of all affected Lenders in accordance with the terms of Section 10.01 or all the Lenders with respect to a certain class of the Loans and (iii) the Required Lenders (or Required Facility Lenders, as applicable) have agreed to such waiver, amendment or modification, then any Lender who does not agree to such waiver, amendment or modification, in each case, shall be deemed a “Non-Consenting Lender”; provided, that the term “Non-Consenting Lender” shall also include any Lender that rejects (or is deemed to reject) (x) a loan modification offer under Section 10.01, which loan modification has been accepted by at least the Required Facility Lenders of the respective Tranche of Loans whose Loans and/or Commitments are to be extended pursuant to such loan modification and (y) any Lender that does not elect to become a lender in respect of any Specified Refinancing Debt pursuant to Section 2.18. (d) Survival. All of the Loan Parties’ obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder, any assignment by or replacement of a Lender and any resignation or removal of the Administrative Agent. ARTICLE IV. Conditions Precedent to Credit Extensions Section 4.01 Conditions to the Initial Credit Extension on the Closing Date. The obligation of each Lender to make its initial Credit Extension hereunder on the Closing Date is subject to satisfaction or waiver in accordance with Section 10.01 of each of the following conditions precedent, except as otherwise agreed between the Borrower and the Administrative Agent: (a) The Administrative Agent shall have received all of the following, each of which shall be originals or facsimiles or “pdf” files unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party (if applicable), each dated as of the Closing Date (or, in the case of

138 certificates of governmental officials, as of a recent date before the Closing Date), each in form and substance reasonably satisfactory to the Administrative Agent, and each accompanied by their respective required schedules and other attachments (and set forth thereon shall be all required information with respect to Holdings and its Subsidiaries, giving effect to the Transactions): (i) executed counterparts of (A) this Agreement from Holdings and the Borrower, (B) the Holdings Guaranty from Holdings, (C) the Subsidiary Guaranty from each Subsidiary Guarantor, and (D) the Equal Priority Intercreditor Agreement from Holdings, the Borrower, the Administrative Agent and the First Lien Administrative Agent; (ii) the Security Agreement, duly executed by Holdings, the Borrower and each Subsidiary Guarantor, together with: (1) to the extent not delivered to the Existing First Lien Administrative Agent as bailee for the Administrative Agent pursuant to the Equal Priority Intercreditor Agreement, certificates, if any, representing the Pledged Interests accompanied by undated stock powers executed in blank (or stock transfer forms, as applicable) and instruments evidencing the Pledged Debt indorsed in blank (or instrument of transfer, as applicable) shall have been delivered to the Collateral Agent, and (2) copies of proper financing statements, filed or duly prepared for filing under the Uniform Commercial Code in all United States jurisdictions that the Administrative Agent may deem reasonably necessary in order to perfect the Liens on assets of Holdings, the Borrower and each Subsidiary Guarantor created under the Security Agreement, covering the Collateral described in the Security Agreement, and (3) evidence that all other actions, recordings and filings of or with respect to the Security Agreement that the Administrative Agent may deem reasonably necessary or desirable in order to perfect the Liens created thereby (subject to the Perfection Exceptions) shall have been taken, completed or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent, and (4) an Intellectual Property Security Agreement, duly executed by each Loan Party that owns intellectual property that is required to be pledged in accordance with the Collateral Documents; (iii) [reserved]; (iv) a Note executed by the Borrower in favor of each Lender requesting a Note at least three (3) Business Days in advance of the Closing Date; (v) a Committed Loan Notice and a Letter of Credit Application, if applicable, in each case relating to the initial Credit Extension; (vi) a solvency certificate executed by the chief financial officer or similar officer, director or authorized signatory of the Borrower (after giving effect to the Transactions) substantially in the form attached hereto as Exhibit G;

139 (vii) such documents and certifications (including (x) Organization Documents and (y) good standing certificates) as the Administrative Agent may reasonably require to evidence (A) the identity, authority and capacity of each Responsible Officer of the Loan Parties acting as such in connection with this Agreement and the other Loan Documents and (B) that Holdings, the Borrower and each Subsidiary Guarantor is duly incorporated, organized or formed, and that each of them is validly existing and, to the extent applicable, in good standing, except to the extent that failure to be so qualified would not reasonably be expected to have a Material Adverse Effect; (viii) a customary opinion of Ropes & Gray LLP, New York and Delaware counsel to Holdings, the Borrower and the Subsidiary Guarantors, addressed to each Secured Party, in form and substance reasonably satisfactory to the Administrative Agent; and (ix) a certificate of a Responsible Officer of the Borrower certifying that the condition set forth in Section 4.01(f) has been satisfied. (b) Since December 31, 2021 no Material Adverse Effect shall have occurred. (c) The Lead Arrangers shall have received (i) audited consolidated or combined balance sheet of Vertex Holdings as of December 31, 2021, and the consolidated or combined statements of operations or (loss) income, changes in net parent company investment and cash flows of Vertex Holdings for such fiscal year and (ii) unaudited consolidated or combined balance sheets of Vertex Holdings as of the last day of each fiscal quarter ending after December 31, 2021 (excluding the fourth fiscal quarter of any fiscal year) and at least 60 days prior to the Closing Date and the related unaudited consolidated or combined statements of operations or (loss) income and cash flows of Vertex Holdings for each such fiscal quarter (subject to the absence of notes and normal year-end adjustments) (collectively, the “Historical Financial Statements”). (d) The Administrative Agent shall have received all documentation and other information about any Loan Party required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act at least three (3) Business Days prior to the Closing Date (or such shorter period as the Administrative Agent shall otherwise agree), and if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Borrower, in each case, as is reasonably requested in writing by the Administrative Agent at least ten (10) business days prior to the Closing Date. (e) [reserved]. (f) Prior to, or substantially concurrently with, the initial Borrowing, the Refinancing shall have occurred. (g) [reserved]. (h) All fees required to be paid on the Closing Date pursuant to this Agreement and any other arrangements with the Administrative Agent or any Arranger and out-of-pocket expenses required to be paid on the Closing Date pursuant to any other written agreement with the Arrangers, to the extent, in the case of expenses, a reasonably detailed invoice has been delivered to the Borrower at least three (3) Business Days prior to the Closing Date (or such later date as the Borrower may reasonably agree) shall have been paid (which amounts may be offset against the proceeds of the Initial Term Loans or any Borrowing of Revolving Credit Loans on the Closing Date). Without limiting the generality of the provisions of Section 9.03, for purposes of determining

140 compliance with the conditions specified in this Section 4.01, each Lender as of the Closing Date shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the Closing Date specifying its objection thereto. Section 4.02 Conditions to All Credit Extensions The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of SOFR Loans) is subject to the following conditions precedent: (a) Subject to the provisions in Section 1.02(i) and Section 2.14, the representations and warranties of the Borrower and each other Loan Party contained in Article V or any other Loan Document shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in Sections 5.05(a) and 5.05(b) shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.01(a) and (b), respectively, prior to such proposed Credit Extension (provided that, notwithstanding anything to the contrary set forth in Section 1.02(i), without limitation, with respect to any borrowing of Revolving Credit Loans in connection with a Limited Condition Transaction the Specified Representations shall be true and correct in all material respects (and in all respects if any such Specified Representation is already qualified by materiality) on and as of the date of such Credit Extension, except to the extent that such Specified Representation specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such Specified Representation is already qualified by materiality) as of such earlier date). (b) Subject to the provisions in Section 1.02(i) and Section 2.14, no Default or Event of Default shall exist, or would result from such proposed Credit Extension or from the application of proceeds therefrom (provided that, notwithstanding anything to the contrary set forth in Section 1.02(i), without limitation, with respect to any borrowing of Revolving Credit Loans in connection with a Limited Condition Transaction, no Specified Event of Default shall exist or would result from such Credit Extension). (c) The Administrative Agent and, if applicable, the applicable L/C Issuer shall have received a Request for Credit Extension in accordance with the requirements hereof. Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of SOFR Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in this Section 4.02(b) have been satisfied (unless waived) on and as of the date of the applicable Credit Extension. ARTICLE V. Representations and Warranties Each of Holdings and the Borrower represents and warrants to the Administrative Agent, Collateral Agent and the Lenders on the Closing Date and on each date that the representations and warranties in this Article V are required to be made that (provided that, on the Closing Date, only the Specified Representations are made):

141 Section 5.01 Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each of the Restricted Subsidiaries (subject, in the case of clause (c) of this Section 5.01, to the Legal Reservations and Section 5.03) (a) is a Person duly organized, formed or incorporated, validly existing and in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and is authorized to do business and in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification and (d) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case referred to in clause (a) (other than with respect to the Borrower), (b)(i), (b)(ii) (other than with respect to the Borrower), (c) and (d), to the extent that any failure to be so or to have such would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is or is to be a party, are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action and do not (a) contravene the terms of any of such Person’s Organization Documents, (b) violate any Law, (c) will not violate or result in a default under any indenture or other agreement or instrument in respect of Indebtedness with an aggregate principal amount in excess of the Threshold Amount which is binding upon Holdings, the Borrower or any other Loan Party, except to the extent that such contravention or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by any Loan Party of this Agreement or any other Loan Document, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents or (c) the perfection or maintenance of the Liens created under the Collateral Documents, except for (w) filings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties, (x) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect, (y) those approvals, consents, exemptions, authorizations or other actions, notices or filings set out in the Collateral Documents and (z) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 5.04 Binding Effect. This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party (subject, in each case, to the Legal Reservations and Section 5.03) that is party thereto. Subject to the Legal Reservations, this Agreement and each other Loan Document constitutes, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms. Section 5.05 Financial Statements; No Material Adverse Effect. (a) The Historical Financial Statements present fairly, in all material respects, the consolidated financial position of the Borrower and its Subsidiaries, in each case, at the respective dates thereof and their consolidated results of operations or income (loss) and cash flows for the respective periods covered thereby in accordance with GAAP in all material respects, except as otherwise expressly

142 noted therein or in the notes thereto (subject, in the case of any unaudited Historical Financial Statements, to changes resulting from normal year-end adjustments and the absence of footnotes). (b) Since the Closing Date, there has been no Material Adverse Effect. Section 5.06 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, against the Borrower or any Restricted Subsidiary, or against any of their properties or revenues that would reasonably be expected to have a Material Adverse Effect. Section 5.07 [Reserved]. Section 5.08 Ownership of Property; Liens. Each Loan Party and each of the Restricted Subsidiaries has fee simple or other comparable valid title to, or leasehold or subleasehold, as applicable, interests in, all real property necessary in the ordinary conduct of its business, free and clear of all Liens except for minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes and Liens permitted by Section 7.02, except where the failure to have such title or interests would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the use or operation of any Material Real Property or any real property necessary for the ordinary conduct of the business of the Group Parties, taken as a whole. Section 5.09 Intellectual Property; Licenses, Etc. To the knowledge of the Borrowers, each Borrower and each Subsidiary Guarantor owns, licenses or possesses the right to use, all of the trademarks, service marks, trade names, copyrights, patents and other intellectual property rights (collectively, “IP Rights”) that are necessary for the operation of its respective business, as currently conducted, except to the extent such failure to own, license or possess, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect and provided that the foregoing shall not deem to constitute a representation that the Borrowers and the Subsidiary Guarantors do not infringe or violate the IP Rights held by any other Person. Section 5.10 Taxes. The Borrower and each of the Restricted Subsidiaries have filed or have caused to be filed all Tax returns and reports required to be filed, and have paid all Taxes (including in its capacity as a withholding agent) levied or imposed upon them or their properties, income or assets otherwise due and payable, except those (a) which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP or (b) with respect to which the failure to make such filing or payment would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Section 5.11 ERISA. (a) Except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, (i) each Plan is in compliance with the applicable provisions of ERISA, the Code and other applicable federal and state laws and (ii) each Plan that is intended to be a qualified plan under Section 401(a) of the Code may rely upon an opinion letter for a prototype plan or has received a favorable determination letter from the IRS to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the IRS to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter will be submitted to the IRS within the applicable required time period with respect thereto or is currently being processed by the IRS, and to the knowledge of any Loan Party, nothing has occurred that would prevent, or cause the loss of, such tax-qualified status.

143 (b) There are no pending or, to the knowledge of any Loan Party, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that would reasonably be expected to have a Material Adverse Effect. There has been no “prohibited transaction” within the meaning of Section 4975 of the Code or Section 406 or 407 of ERISA (and not otherwise exempt under Section 408 of ERISA) with respect to any Plan that would reasonably be expected to result in a Material Adverse Effect. (c) (i) No ERISA Event has occurred and neither any Loan Party nor, to the knowledge of any Loan Party, any ERISA Affiliate is aware of any fact, event or circumstance that would reasonably be expected to constitute or result in an ERISA Event with respect to any Plan or Multiemployer Plan, (ii) each Loan Party and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Plan, and no waiver of the minimum funding standards under such Pension Funding Rules has been applied for or obtained, (iii) there exists no Unfunded Pension Liability, (iv) as of the most recent valuation date for any Plan, the present value of all accrued benefits under such Plan (based on the actuarial assumptions used to fund such Plan) did not exceed the value of the assets of such Plan allocable to such accrued benefits, (v) neither any Loan Party nor, to the knowledge of any Loan Party, any ERISA Affiliate knows of any facts or circumstances that would reasonably be expected to cause the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) for any Plan, if applicable, to drop below 80% as of the most recent valuation date, (vi) neither any Loan Party nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid, (vii) neither any Loan Party nor any ERISA Affiliate has engaged in a transaction that would be subject to Sections 4069 or 4212(c) of ERISA and (viii) no Plan has been terminated by the plan administrator thereof or by the PBGC and no event or circumstance has occurred or exists that would reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Plan or Multiemployer Plan, except with respect to each of the foregoing clauses (i) through (viii) of this Section 5.11(c), as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Section 5.12 Environmental Compliance. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (a)          The Borrower and the Restricted Subsidiaries and their respective operations and properties are in compliance with all applicable Environmental Laws and Environmental Permits and none of the Borrowers or the Restricted Subsidiaries are subject to any unresolved Environmental Liability. (b)          (i) None of the properties currently or formerly owned or operated by the Borrowers or any Restricted Subsidiary is listed or, to the knowledge of the Borrowers, proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list, (ii) there is no asbestos or asbestos-containing material on any property currently owned or operated by the Borrowers or any of the Restricted Subsidiaries requiring investigation, remediation, mitigation, removal, or assessment, or other response, remedial or corrective action, pursuant to any Environmental Law and (iii) Hazardous Materials have not been Released and there exists no threat of Release of Hazardous Materials on any property currently or, to the knowledge of the Borrowers, formerly owned or operated by the Borrowers or any of the Restricted Subsidiaries, except for such Releases or threats of Releases that were in compliance with, or would not reasonably be expected to give rise to liability under, Environmental Laws. (c)          None of the Borrowers or any of the Restricted Subsidiaries is undertaking, either individually or together with other potentially responsible parties, any investigation, remediation, mitigation, removal, assessment or remedial, response or corrective action relating to any actual or threatened Release, discharge or disposal of Hazardous Materials at any site, location or operation, either

144 voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law. (d)          All Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or, to the knowledge of the Borrowers, formerly owned or operated by the Borrowers or any of the Restricted Subsidiaries have been disposed of in a manner not reasonably expected to result in any Environmental Liability to the Borrowers or any of the Restricted Subsidiaries. (e)          None of the Borrowers or any of the Restricted Subsidiaries has received a notice of or is subject to any pending or, to the knowledge of the Borrowers, threatened claim, action, proceeding or suit alleging any Environmental Liability. Section 5.13 Margin Regulations; Investment Company Act. (a) No Loan Party is engaged, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock and no proceeds of any Borrowings will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Credit Extension hereunder nor the use of proceeds thereof will violate any regulations of the FRB, including the provisions of Regulations T, U or X of the FRB. (b) None of the Loan Parties is or is required to be registered as an “investment company” under the Investment Company Act of 1940, as amended. Section 5.14 Disclosure. As of the Closing Date, no written factual information furnished by or on behalf of any Loan Party (other than projected financial information, the Financial Model, other forward-looking information, information of a general economic or industry nature and all third-party memos or reports) to any Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or any other Loan Document (as modified or supplemented by other information so furnished), when taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein (when taken as a whole), in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected and pro forma financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation and delivery; it being understood that (i) such information relates to future events and is not to be viewed as fact, (ii) such information is subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrower, (iii) no assurance is given by the Borrower that any such information will be realized and (iv) actual results during the period or periods covered thereby may differ significantly from the projected results and such differences may be material. Section 5.15 Compliance with Laws. Each of Holdings, the Borrower and each Restricted Subsidiary is in compliance in all material respects with the requirements of all Laws (including Environmental Laws and Environmental Permits) and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Section 5.16 [Reserved].

145 Section 5.17 Solvency. On the Closing Date, after giving effect to the Transactions, the Borrower and its Subsidiaries, on a consolidated basis, are Solvent. Section 5.18 Perfection, Etc. Subject to the Legal Reservations and the last paragraph of Section 4.01, each Collateral Document delivered pursuant to this Agreement will, upon execution and delivery thereof, be effective to create in favor of the Collateral Agent for the benefit of the Secured Parties, legal, valid and enforceable Liens on, and security interests in, the Collateral described therein to the extent intended to be created thereby, except as to enforcement, as may be limited by applicable domestic bankruptcy, insolvency, fraudulent conveyance, reorganization (by way of voluntary arrangement, schemes of arrangements or otherwise), moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and (a) when financing statements are filed in the offices of the Secretary of State of each Loan Party’s jurisdiction of organization or formation and applicable documents are filed and recorded as applicable in the United States Copyright Office or the United States Patent and Trademark Office and (b) upon the taking of possession or control by the Collateral Agent of such Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Collateral Agent to the extent possession or control by the Collateral Agent is required by the applicable Collateral Document), the Liens in favor of the Collateral Agent for the benefit of the Secured Parties created by the Collateral Documents shall constitute fully perfected Liens so far as possible under relevant law on, and security interests in (to the extent intended to be created thereby and required to be perfected under the Loan Documents), all right, title and interest of the grantors in such Collateral in each case free and clear of any Liens other than Liens permitted hereunder. Section 5.19 PATRIOT Act; Sanctions. (a) PATRIOT Act. Each of Holdings, the Borrower and each of their respective Restricted Subsidiaries is in compliance, in all material respects, with the PATRIOT Act. (b) Sanctions. None of Holdings, the Borrower or any other Restricted Subsidiary is a person on the list of “Specially Designated Nationals and Blocked Persons”, is domiciled, organized or resident in a Sanctioned Country or is subject to any material sanctions administered pursuant to any Sanctions Laws and Regulations. Section 5.20 FCPA. The Borrower will not directly or, to the knowledge of the Borrower, indirectly use any part of the proceeds of any Loan for any improper payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, or any other party (if applicable) in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977. Holdings, the Borrower and the Restricted Subsidiaries are in compliance, in all material respects, with the United States Foreign Corrupt Practices Act of 1977. ARTICLE VI. Affirmative Covenants So long as the Termination Conditions have not been satisfied, (A) with respect to the covenants set forth in Sections 6.05 and 6.14, Holdings shall, (B) the Borrower shall, and (C) except in the case of the covenants set forth in Sections 6.01, 6.02 and 6.03, the Borrower shall cause each Restricted Subsidiary to: Section 6.01 Financial Statements. Deliver to the Administrative Agent for further distribution to each Lender:

146 (a) within 120 days after the end of each fiscal year of the Borrower (or of any Parent Holding Company or Subsidiary of a Parent Holding Company allowed to be delivered pursuant to the terms hereof) (commencing with the fiscal year ending December 31, 2022), a consolidated balance sheet of the Borrower (or of any Parent Holding Company or Subsidiary of a Parent Holding Company allowed to be delivered pursuant to the terms hereof) and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income (loss) or operations, and cash flows for such fiscal year, setting forth in each case in comparative form (commencing with the fiscal year ending December 31, 2023) the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of any independent certified public accountant of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any qualification as to “going concern” (other than a “going concern” or “emphasis of matter” explanatory paragraph or like statement) or the scope of such audit (other than any such exception, qualification or explanatory paragraph that is with respect to, or from, (i) an upcoming maturity date under the Term Facility, the First Lien Term Facility or any other Indebtedness that is scheduled to occur within one year from the time such report and opinion are delivered, (ii) any potential inability to satisfy a financial maintenance covenant (including the Financial Covenant) on a future date or in a future period, (iii) any actual breach of any financial maintenance covenant or (iv) the activities, operations, financial results, assets or liabilities of any Unrestricted Subsidiary); (b) within 60 days after the end of each of the first three (3) fiscal quarters of each fiscal year of Holdings (or of any Parent Holding Company or Subsidiary of a Parent Holding Company allowed to be delivered pursuant to the terms hereof) (commencing with the fiscal quarter ending March 31, 2023), a consolidated balance sheet of the Borrower (or of any Parent Holding Company or Subsidiary of a Parent Holding Company allowed to be delivered pursuant to the terms hereof) and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations and cash flows for such fiscal quarter and for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail; (c) [reserved]; and (d) concurrently with the delivery of any financial statements pursuant to Sections 6.01(a) and (b) above, the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements. Notwithstanding the foregoing, (A) the obligations in clauses (a) and (b) of this Section 6.01 may be satisfied by furnishing, at the option of the Borrower, the applicable financial statements or, as applicable, budgets of (I) any successor of the Borrower, (II) any Wholly Owned Restricted Subsidiary of the Borrower that, together with its consolidated Restricted Subsidiaries, constitutes substantially all of the assets of the Borrower and its consolidated Subsidiaries (a “Qualified Reporting Subsidiary”) or (III) any Parent Holding Company; provided that to the extent such information relates to a Qualified Reporting Subsidiary or a Parent Holding Company, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to such Qualified Reporting Subsidiary or any Parent Holding Company, on the one hand, and the information relating to the Borrower and the Restricted Subsidiaries on a standalone basis, on the other hand, and (B) (i) in the event that the Borrower (or any Parent Holding Company or Subsidiary of a Parent Holding Company allowed to deliver financial statements pursuant to the terms hereof) delivers to the

147 Administrative Agent an Annual Report on Form 10-K for any fiscal year (or similar filing in the applicable jurisdiction), as filed with the SEC or in such form as would have been suitable for filing with the SEC, within the time frames set forth in clause (a) above, such Form 10-K shall satisfy all requirements of clause (a) of this Section 6.01 with respect to such fiscal year to the extent that it contains the information and report and opinion required by such clause (a) and such report and opinion does not contain any “going concern” qualification or qualification as to the scope of audit (other than any such qualification, exception or explanatory paragraph expressly permitted to be contained therein under clause (a) of this Section 6.01) and (ii) in the event that the Borrower (or any Parent Holding Company or Subsidiary of a Parent Holding Company allowed to deliver financial statements pursuant to the terms hereof) delivers to the Administrative Agent a Quarterly Report on Form 10-Q for any fiscal quarter (or similar filing in the applicable jurisdiction), as filed with the SEC or in such form as would have been suitable for filing with the SEC, within the time frames set forth in clause (b) above, such Form 10-Q shall satisfy all requirements of clause (b) of this Section with respect to such fiscal quarter to the extent that it contains the information required by such clause (b); in each case to the extent that information contained in such Form 10-K or Form 10-Q (or similar filings in the applicable jurisdiction) satisfies the requirements of clauses (a) or (b) of this Section 6.01, as the case may be. Section 6.02 Certificates; Other Information. Deliver to the Administrative Agent: (a) [reserved]; (b) no later than five (5) days after the delivery of (i) the financial statements referred to in Sections 6.01(a) and (b) or (ii) an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q (in either case, delivered pursuant to the last paragraph of Section 6.01), a duly completed Compliance Certificate signed by a Responsible Officer of Holdings or the Borrower (which delivery may, unless the Administrative Agent or a Lender requests executed originals, be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes); (c) promptly after the same are available, copies of all annual, regular, periodic and special reports and registration statements which Holdings or the Borrower may file or be required to file, copies of any report, filing or communication with the SEC under Section 13 or 15(d) of the Exchange Act, or with any Governmental Authority that may be substituted therefor, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto; (d) promptly after the furnishing thereof, copies of any notices of default delivered by or received by any Loan Party pursuant to the terms of the Existing First Lien Credit Agreement or any Junior Financing in a principal amount greater than the Threshold Amount and not otherwise required to be furnished to the Lenders pursuant to any other clause of this Section 6.02; and (e) promptly, such additional information regarding the business, legal, financial or corporate affairs of any Loan Party or any Restricted Subsidiary thereof as the Administrative Agent or any Lender through the Administrative Agent may from time to time reasonably request; provided that, notwithstanding anything to the contrary herein, neither Holdings nor any Subsidiary shall be required to provide any information (i) that constitutes trade secrets or proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender is prohibited by Law or any binding agreement or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product.

148 Documents required to be delivered pursuant to Section 6.01(a), (b) or (d) or Section 6.02(c) or (d) (or to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which such documents are posted on the Borrower’s behalf (or on behalf of any Parent Holding Company or Subsidiary of a Parent Holding Company allowed to deliver financial statements pursuant to the terms hereof) on the Platform or another relevant internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) upon written request by the Administrative Agent, the Borrower shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents described in this paragraph and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents to the extent requested by the Administrative Agent. The Administrative Agent shall have no obligation to request the delivery of or to maintain or deliver to Lenders paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents. The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders, the Swingline Lender and the L/C Issuers materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks/IntraAgency, LendAmend, Syndtrak or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information (within the meaning of foreign and United States federal and state securities laws) with respect to Holdings or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC SIDE” which, at a minimum, means that the word “PUBLIC SIDE” or “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC SIDE” or “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers, the Swingline Lender, the L/C Issuers and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to Holdings or its Affiliates, or their respective securities for purposes of foreign and United States federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.08); (y) all Borrower Materials marked “PUBLIC SIDE” or “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information” and (z) any Borrower Materials that are not marked “PUBLIC SIDE” or “PUBLIC” shall be deemed to contain material non-public information (within the meaning of foreign and United States federal and state securities laws) and shall not be suitable for posting on a portion of the Platform designated “Public Side Information.” Notwithstanding anything herein to the contrary, financial statements delivered pursuant to Sections 6.01(a) and 6.01(b) and Compliance Certificates delivered pursuant to Section 6.02(b) shall be deemed to be suitable for posting on a portion of the Platform designated “Public Side Information.” Section 6.03 Notices. Promptly, after a Responsible Officer of the Borrower or any Guarantor has obtained knowledge thereof, notify the Administrative Agent for further distribution to each Lender:

149 (a) of the occurrence of any Default; (b) of the institution of any material litigation not previously disclosed by the Borrower to the Administrative Agent, or any material development in any material litigation that would be reasonably expected to have a Material Adverse Effect; (c) of any action arising under any Environmental Law against or of any noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that would reasonably be expected to have a Material Adverse Effect; and (d) of the occurrence of any ERISA Event, where there is any reasonable likelihood of the imposition of liability on any Loan Party as a result thereof that would be reasonably expected to have a Material Adverse Effect. Each notice pursuant to this Section 6.03 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and, if applicable, stating what action the Borrower has taken and proposes to take with respect thereto. Section 6.04 Payment of Taxes. Pay, discharge or otherwise satisfy as the same shall become due and payable all its obligations and liabilities in respect of Taxes imposed upon it or its income, profits, properties or other assets (including in its capacity as a withholding agent), except, in each case, (i) to the extent any such Tax is being contested in good faith and by appropriate proceedings for which appropriate reserves have been established in accordance with GAAP, or (ii) if such failure to pay or discharge such obligations and liabilities would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization except in a transaction permitted by Sections 7.03 or 7.04, (b) take all reasonable action to maintain all rights, privileges (including its good standing, if such concept is applicable in its jurisdiction of organization), permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect or as otherwise permitted hereunder, and (c) use commercially reasonable efforts to preserve or renew all of its registered copyrights, patents, trademarks, trade names and service marks, the non-preservation of which would reasonably be expected to have a Material Adverse Effect or as otherwise permitted hereunder; provided that nothing in this Section 6.05 shall require the preservation, renewal or maintenance of, or prevent the abandonment by, the Borrower or any Restricted Subsidiary of any registered copyrights, patents, trademarks, trade names and service marks that the Borrower or any Restricted Subsidiary reasonably determines is not useful to its business or no longer commercially desirable. Section 6.06 Maintenance of Properties. Except if the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, maintain, preserve and protect all of its tangible properties and equipment that are necessary in the operation of its business in good working order, repair and condition, ordinary wear and tear excepted and casualty or condemnation excepted. Section 6.07 Maintenance of Insurance. Except if the failure to do so would not reasonably be expected to have a Material Adverse Effect, maintain in full force and effect, with insurance companies that the Borrower believes (in the good faith judgment of the management of the Borrower) are financially sound and responsible at the time the relevant coverage is placed or renewed, insurance in at least such amounts (after giving effect to any self-insurance which the Borrower believes (in the good

150 faith judgment of management of the Borrower) is reasonable and prudent in light of the size and nature of its business) and against at least such risks (and with such risk retentions) as are usually insured against in the same general area by companies engaged in businesses similar to those engaged by the Borrower and the Restricted Subsidiaries, but with respect to flood insurance, only to the extent required by applicable Law. Subject to Section 6.16, the Borrower shall use commercially reasonable efforts to ensure that at all times the Collateral Agent, for the benefit of the Secured Parties, shall be named as an additional insured, lender loss payee and/or loss payee, as applicable, with respect to liability policies (other than directors and officers policies and workers compensation) maintained by the Borrower and each Subsidiary Guarantor and the Collateral Agent, for the benefit of the Secured Parties, shall be named as lender loss payee and mortgagee with respect to the property insurance maintained by the Borrower and each Subsidiary Guarantor; provided that, unless an Event of Default shall have occurred and be continuing, (A) all proceeds from such insurance policies shall be paid to the Borrower or Subsidiary Guarantors, as applicable, (B) to the extent the Collateral Agent receives any proceeds, the Collateral Agent shall turn over to the Borrower any amounts received by it as an additional insured, lender loss payee and/or loss payee under any property insurance maintained by the Borrower and its Subsidiaries, and (C) the Collateral Agent agrees that the Borrower and/or its applicable Subsidiaries shall have the sole right to adjust or settle any claims under such insurance. Section 6.08 Compliance with Laws. Comply with the requirements of all applicable Laws (including, without limitation, ERISA, the PATRIOT Act, Sanctions Laws and Regulations (with respect to any Foreign Subsidiary, solely to the extent not in conflict with applicable local laws and/or regulations) and Environmental Laws) and all orders, writs, injunctions and decrees of any Governmental Authority applicable to it or to its business or property, except if the failure to comply therewith, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Section 6.09 Books and Records. Maintain proper books of record and account, in a manner to allow financial statements to be prepared in all material respects in conformity with GAAP consistently applied in respect of all financial transactions and matters involving the assets and business of the Borrower or such Restricted Subsidiary, as the case may be (it being understood and agreed that Foreign Subsidiaries may maintain individual books and records in conformity with generally accepted accounting principles that are applicable in their respective jurisdiction of organization). Section 6.10 Inspection Rights. Permit representatives of the Administrative Agent and, during the continuance of any Event of Default, of each Lender to visit and inspect any of its properties (subject to the rights of lessees or sublessees thereof and subject to any restrictions or limitations in the applicable lease, sublease or other written occupancy arrangement pursuant to which the Borrower or such Restricted Subsidiary is a party), to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, managers, officers, and independent public accountants (subject to such accountants’ customary policies and procedures), all at the reasonable expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance written notice to the Borrower; provided that (i) only the Administrative Agent on behalf of the Lenders may exercise rights under this Section 6.10, (ii) excluding any such visits and inspections during the continuation of an Event of Default, the Administrative Agent shall not exercise such rights more often than one time during any calendar year and (iii) such exercise shall be at the Borrower’s expense; provided further, that when an Event of Default is continuing the Administrative Agent (or any of its respective representatives) may do any of the foregoing at the expense of the Borrower at any time and from time to time during normal business hours and upon reasonable advance written notice. The Administrative Agent and the Lenders shall give the Borrower the opportunity to participate in any discussions with the Borrower’s accountants. Notwithstanding anything to the contrary in this Section 6.10, none of Holdings nor any Restricted Subsidiary will be required to disclose or permit the inspection or discussion of, any document,

151 information or other matter (i) that constitutes trade secrets or proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any binding agreement or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product. Section 6.11 Use of Proceeds. The Borrower will use the proceeds of the Initial Term Loans and the Revolving Credit Loans on the Closing Date to (i) finance the Transactions, (ii) pay the Transaction Costs and (iii) finance the working capital needs of the Borrower and the Restricted Subsidiaries and for capital expenditures and other general corporate purposes of the Borrower and the Restricted Subsidiaries (including Permitted Investments and Restricted Payments). The Borrower will use the proceeds of the Revolving Credit Loans after the Closing Date to finance the working capital needs of the Borrower and the Restricted Subsidiaries and for capital expenditures and other general corporate purposes of the Borrower and the Restricted Subsidiaries (including Permitted Investments and Restricted Payments). Letters of Credit will be used for general corporate purposes of the Borrower and the Restricted Subsidiaries, including supporting transactions not prohibited by the Loan Documents. The Borrower will not directly or knowingly indirectly use the proceeds of the Loans or otherwise knowingly make available such proceeds to any Person, for the purpose of financing the activities of any Person that is a target of any Sanctions Laws and Regulations or in any other manner that will result in a violation by any Lender, Arranger, Administrative Agent, L/C Issuer, Swingline Lender or otherwise) of Sanctions Laws and Regulations. Section 6.12 Covenant to Guarantee Obligations and Give Security. Upon the formation or acquisition of any new wholly owned Domestic Subsidiary by any Loan Party (provided that each of (i) any Subsidiary Redesignation resulting in an Unrestricted Subsidiary becoming a Restricted Subsidiary that is a Domestic Subsidiary and (ii) any Excluded Subsidiary ceasing to be an Excluded Subsidiary but remaining a Restricted Subsidiary and a Domestic Subsidiary (including a FSHCO ceasing to be a FSHCO or designation of an Excluded Subsidiary as a Guarantor) shall be deemed to constitute the acquisition of a Domestic Subsidiary for all purposes of this Section 6.12), and upon the acquisition of any property (other than (x) Excluded Property and real property that is not Material Real Property and (y) U.S. intellectual property that is not registered with, or that is not the subject of an application for registration with, the United States Patent and Trademark Office or United States Copyright Office) by any Loan Party, which property, in the reasonable judgment of the Administrative Agent, is not already subject to a perfected Lien in favor of the Collateral Agent for the benefit of the Secured Parties (and where such a perfected Lien would be required in accordance with the terms of the Collateral Documents or other Loan Documents), the Borrower shall, at the Borrower’s expense: (i) in connection with such formation or acquisition of a Domestic Subsidiary within 90 days after such formation or acquisition or such longer period as the Collateral Agent may agree in its reasonable discretion, cause each such Subsidiary that is not an Excluded Subsidiary to duly execute and deliver to the Collateral Agent a guaranty or guaranty supplement, in form and substance reasonably satisfactory to the Collateral Agent, guaranteeing the Obligations and a joinder or supplement to the applicable Collateral Documents, and (if not already so delivered) deliver certificates (or the foreign equivalent thereof, as applicable) representing the Equity Interests of each such Subsidiary (if any) held by the applicable Loan Party to the Administrative Agent (or the Existing First Lien Administrative Agent as bailee for the Administrative Agent pursuant to the Equal Priority Intercreditor Agreement), accompanied by undated stock powers or other appropriate instruments of transfer executed in blank and instruments evidencing the Indebtedness owing by such Subsidiary to any Loan Party indorsed in blank in accordance with the Equal Priority Intercreditor Agreement, in each case to the extent required to be delivered pursuant to the Collateral Documents, together with, if requested by the Collateral Agent,

152 supplements to the Security Agreement; provided that any Excluded Property shall not be required to be pledged as Collateral, (ii) within 90 days (or, with respect to the Mortgages and related deliverables, within 120 days) after such formation or acquisition of any such property or any request therefor by the Collateral Agent (or such longer period, as the Collateral Agent may agree in its reasonable discretion) duly execute and deliver, and cause each such Domestic Subsidiary that is not an Excluded Subsidiary to duly execute and deliver, to the Collateral Agent one or more Mortgages (and other documentation and instruments referred to in Section 6.14) (with respect to Material Real Properties only), Security Agreement Supplements, Intellectual Property Security Agreement Supplements, as specified by and in form and substance reasonably satisfactory to the Collateral Agent (consistent, to the extent applicable, with the Security Agreement, the Intellectual Property Security Agreement, the Mortgages and the other Collateral Documents (and Section 6.14)), securing payment of all the Obligations (provided that to the extent any property to be subject to a Mortgage is located in a jurisdiction which imposes mortgage recording taxes, intangibles tax, documentary tax or similar recording fees or taxes, the relevant Mortgage shall not secure an amount in excess of the Fair Market Value of such property subject thereto and shall not secure the Obligations in respect of Letters of Credit or the Revolving Credit Facility in those states that impose a mortgage tax on paydowns or re-advances applicable thereto)) of the applicable Loan Party or such Subsidiary, as the case may be, under the Loan Documents and establishing Liens on all such properties or property; provided that such properties or property shall not be required to be pledged as Collateral, and no Security Agreement Supplements, Intellectual Property Security Agreement Supplements or other Collateral Documents shall be required to be delivered in respect thereof, to the extent that any such properties or property constitute Excluded Property, (iii) within 90 days (or, with respect to the Mortgages and related deliverables, within 120 days) after such request, formation or acquisition, or such longer period, as the Collateral Agent may agree in its reasonable discretion, take, and cause each such Domestic Subsidiary that is not an Excluded Subsidiary and each applicable Loan Party to take, whatever action (including the recording of Mortgages (with respect to Material Real Properties only), the filing of UCC financing statements, the giving of notices, the delivery of stock and membership interest certificates or foreign equivalents representing the applicable Capital Stock) as may be necessary or advisable in the reasonable opinion of the Collateral Agent, and in accordance with the Equal Priority Intercreditor Agreement, to vest in the Collateral Agent (or in any representative of the Collateral Agent designated by it), subject to the Legal Reservations and Section 5.03, valid and subsisting Liens on the properties purported to be subject to the Mortgages, Security Agreement Supplements, Intellectual Property Security Agreement Supplements, supplements to other Collateral Documents and security agreements delivered pursuant to this Section 6.12, in each case to the extent required under the Loan Documents and subject to the Perfection Exceptions, enforceable against all third parties in accordance with their terms, (iv) within 90 days (or, with respect to the Mortgages and related deliverables, within 120 days) after the request of the Collateral Agent, or such longer period as the Collateral Agent may agree in its reasonable discretion, deliver to the Collateral Agent, Organization Documents, resolutions and a signed copy of one or more customary opinions, addressed to the Collateral Agent and the other Secured Parties, of counsel for the Loan Parties (or the Collateral Agent, as applicable) reasonably acceptable to the Collateral Agent as to such matters as the Collateral Agent may reasonably request (limited, in the case of any opinions of local counsel to Loan Parties constituting material Subsidiary Guarantors in jurisdictions in which any Mortgaged Property is located, to opinions relating to Material Real Property), (v) within 90 days (or, with respect to the Mortgages and related deliverables, within 120 days) after the request of the Collateral Agent, or such longer period as the Collateral Agent may agree in its reasonable discretion, deliver to the Collateral Agent with respect to each Material Real Property that

153 is the subject of such request and subject to a Mortgage, title reports in scope, form and substance reasonably satisfactory to the Collateral Agent (but only to the extent such reports exist and are in the possession of the relevant Loan Party or can reasonably be obtained), fully paid American Land Title Association Lender’s title insurance policies or the equivalent or other form available in the applicable jurisdiction in form and substance, with endorsements as provided in Section 6.14 and in amounts, reasonably acceptable to the Collateral Agent (not to exceed the value of the Material Real Properties covered thereby and subject to any tie-in coverage available), and (vi) at any time and from time to time, promptly execute and deliver any and all further instruments and documents and take all such other action as the Collateral Agent in its reasonable judgment may deem necessary or desirable in obtaining the full benefits of, or in perfecting and preserving the Liens of, such guaranties, Mortgages, Security Agreement Supplements, Intellectual Property Security Agreement Supplements, Collateral Documents and security agreements, in each case to the extent required under the Loan Documents and subject to the Perfection Exceptions. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, in the event that a Foreign Subsidiary becomes a Guarantor, such Loan Party shall grant a valid and enforceable Lien on its assets pursuant to arrangements reasonably agreed between the Administrative Agent and the Borrower, subject to the Legal Reservations and to customary limitations in such jurisdiction as may be reasonably agreed between the Administrative Agent and the Borrower, and, except as otherwise agreed between the Administrative Agent and the Borrower, nothing in the definition of “Excluded Assets” or other limitation in this Agreement shall be construed to prevent such Foreign Subsidiary from becoming a Guarantor or granting a lien on its assets or a pledge of the Equity Interests issued by such Foreign Subsidiary, in each case, on account of such Guarantor constituting a Foreign Subsidiary. Notwithstanding anything to the contrary contained herein or in any other Loan Document, in no event shall any security documentation governed by the laws of a jurisdiction other than the United States or any state thereof or the District of Columbia be required in respect of the assets or Equity Interests issued by the U.S. Obligors. Section 6.13 Compliance with Environmental Laws. Except, in each case, to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect, (i) comply, and make all reasonable efforts to cause all lessees and other Persons operating or occupying its properties to comply with all Environmental Laws and Environmental Permits; (ii) obtain, maintain and renew all applicable Environmental Permits necessary for its operations and properties; and (iii) to the extent required under Environmental Laws, conduct any investigation, mitigation, study, sampling and testing, and undertake any cleanup, removal or remedial, corrective or other action necessary to respond to and remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws. Section 6.14 Further Assurances. Promptly upon request by the Administrative Agent, or the Collateral Agent or any Lender through the Administrative Agent, and subject to the limitations described in Section 6.12, (i) correct any material defect or error that may be discovered in any Loan Document or other document or instrument relating to any Collateral or in the execution, acknowledgment, filing or recordation thereof and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or the Collateral Agent or any Lender through the Administrative Agent, may reasonably require from time to time in order to grant, preserve, protect and continue the validity, perfection and priority of the security interests created or intended to be created by the Collateral Documents, in each case to the extent required under the Loan Documents and subject to the Perfection Exceptions. By the date that is 120 days after the Closing Date or 120 days after the acquisition of any

154 Mortgaged Property following the Closing Date, as such time period may be extended in the Collateral Agent’s reasonable discretion, the Borrower shall, and shall cause each Restricted Subsidiary to, deliver to the Collateral Agent; (i) a Mortgage with respect to each Mortgaged Property, together with evidence each such Mortgage has been duly executed, acknowledged and delivered by a duly authorized officer of each Loan Party party thereto on or before such date in a form suitable for filing and recording in all appropriate local filing or recording offices that the Collateral Agent may deem reasonably necessary or desirable in order to create a valid and subsisting perfected Lien on the property described therein in favor of the Collateral Agent for the benefit of the Secured Parties, subject only to Permitted Liens, and that all filing and recording taxes and fees have been paid or otherwise provided for in a manner reasonably satisfactory to the Collateral Agent; provided that to the extent any property to be subject to a Mortgage is located in a jurisdiction that imposes mortgage recording taxes, intangibles tax, documentary tax or similar recording fees or taxes, the relevant Mortgage shall not secure an amount in excess of the Fair Market Value of such property subject thereto and shall not secure the Obligations in respect of Letters of Credit or the Revolving Credit Facility in those states that impose a mortgage tax on paydowns or re-advances; (ii) fully paid American Land Title Association or equivalent Lender’s title insurance policies or marked up unconditional binder for such insurance (the “Mortgage Policies”) in form and substance reasonably requested by Collateral Agent, with endorsements reasonably requested by Collateral Agent, in amounts reasonably acceptable to the Collateral Agent (not to exceed the Fair Market Value of the Material Real Properties covered thereby and subject to any tie-in coverage available), issued, coinsured and reinsured by title insurers reasonably acceptable to the Collateral Agent; (iii) American Land Title Association/American Congress on Surveying and Mapping form surveys, for which all necessary fees (where applicable) have been paid, certified to the Collateral Agent and the issuer of the Mortgage Policies in a manner reasonably satisfactory to the Collateral Agent by a land surveyor duly registered and licensed in the state in which the property described in such surveys is located and reasonably acceptable to the Collateral Agent; provided that new or updated surveys will not be required if an existing survey, ExpressMap or other similar documentation is available and is sufficient for the title company issuing such Mortgage Policy to remove the general survey exception and issue the survey related endorsements without the need for such new or updated surveys; (iv) in each case with respect to any Material Real Property, customary opinions of local counsel to the Loan Parties in jurisdictions in which the Mortgaged Property is located, with respect to the enforceability and perfection of the Mortgages and, if applicable any related fixture filings, in form and substance reasonably satisfactory to the Collateral Agent; (v) customary opinions of counsel to the Loan Parties in the states in which the Loan Parties party to the Mortgages are organized or formed, with respect to the valid existence, corporate power and authority of such Loan Parties in the granting of the Mortgages, in form and substance reasonably satisfactory to the Collateral Agent; (vi) with respect to each improved Mortgaged Property, a “Life-of Loan” Federal Emergency Management Agency Standard Flood Hazard Determination; (vii) evidence that all other actions reasonably requested by the Administrative Agent, that are necessary in order to create valid and subsisting Liens on the property described in the Mortgage, have been taken; and

155 (viii) evidence that all documented and invoiced fees, costs and expenses have been paid in connection with the preparation, execution, filing and recordation of the Mortgages, including reasonable attorneys’ fees, filing and recording fees, title insurance company coordination fees, documentary stamp, mortgage and intangible taxes and title search charges and other charges incurred in connection with the recordation of the Mortgages and the other matters described in this Section 6.14 and as otherwise required to be paid in connection therewith under Section 10.04. Section 6.15 [Reserved]. Section 6.16 Post-Closing Undertakings. Within the time periods specified on Schedule 6.16 hereto (as each may be extended by the Administrative Agent in its reasonable discretion), provide such Collateral Documents and complete such undertakings as are set forth on Schedule 6.16 hereto. Section 6.17 No Change in Line of Business. Continue to engage in substantially similar lines of business as those lines of business conducted by the Borrower and the Restricted Subsidiaries on the date hereof including any business reasonably related, complementary, synergistic or ancillary thereto or reasonable extensions thereof. Section 6.18 Transactions with Affiliates. (a) Not make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction or series of transactions, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of the Borrower involving aggregate consideration in excess of the greater of $48,750,000 and 15.0% of Consolidated EBITDA of the Group Parties (each of the foregoing, an “Affiliate Transaction”), unless such Affiliate Transaction is on terms that are not materially less favorable to the Borrower or the relevant Restricted Subsidiary than those that could have been obtained in a comparable transaction by Holdings or such Restricted Subsidiary with an unrelated Person on an arm’s length basis. (b) The provisions of Section 6.18 shall not apply to the following: (1) (a) transactions between or among the Loan Parties and/or any of the Restricted Subsidiaries (or an entity that becomes a Restricted Subsidiary as a result of such transaction) and (b) any merger, amalgamation or consolidation of the Borrower and Holdings or any Parent Holding Company; provided that such parent entity shall have no material liabilities and no material assets (other than cash, Cash Equivalents and the Capital Stock of the Borrower or Holdings, as applicable) and such merger, amalgamation or consolidation is otherwise in compliance with the terms of this Agreement and effected for a bona fide business purpose; (2) (a) Restricted Payments permitted by Section 7.05 and (b) Permitted Investments (other than Permitted Investments under clause (13) of the definition thereof); (3) transactions in which the Borrower or any Restricted Subsidiary, as the case may be, delivers to the Administrative Agent a letter from an Independent Financial Advisor stating that such transaction is fair to the Borrower or such Restricted Subsidiary from a financial point of view or meets the requirements of Section 6.18(a)(i); (4) payments, loans, advances or guarantees (or cancellation of loans, advances or guarantees) to employees, officers, directors, managers, consultants or independent contractors for bona fide business purposes or in the ordinary course of business;

156 (5) any agreement or arrangement as in effect as of the Closing Date or as thereafter amended, supplemented or replaced (so long as such amendment, supplement or replacement agreement is not materially disadvantageous (as determined in good faith by the management of the Borrower) to the Lenders when taken as a whole as compared to the original agreement or arrangement as in effect on the Closing Date) or any transaction or payments contemplated thereby; (6) (i) the payment of management, monitoring, consulting, transaction, termination, exit, oversight, advisory and similar fees to Sponsor and (ii) the payment or reimbursement of all indemnification obligations and expenses owed to Sponsor and its directors, officers, members of management, managers, employees and consultants, in each case of clauses (i) and (ii) of this clause (6) whether currently due or paid in respect of accruals from prior periods; (7) the existence of, or the performance by the Borrower or any of its Restricted Subsidiaries of its obligations under the terms of, any stockholders or similar agreement (including any registration rights agreement or purchase agreement related thereto) to which it is a party as of the Closing Date or similar transactions, arrangements or agreements which it may enter into thereafter; provided, however, that the existence of, or the performance by the Borrower or any of its Restricted Subsidiaries of its obligations under, any future amendment to any such existing transaction, arrangement or agreement or under any similar transaction, arrangement or agreement entered into after the Closing Date shall only be permitted by this clause (7) to the extent that the terms of any such existing transaction, arrangement or agreement, together with all amendments thereto, taken as a whole, or new transaction, arrangement or agreement are not otherwise disadvantageous (as determined in good faith by the management of the Borrower) to the Lenders, in any material respect when taken as a whole as compared with the original transaction, arrangement or agreement as in effect on the Closing Date; (8) transactions with customers, clients, suppliers or purchasers or sellers of goods or services, in each case, in the ordinary course of business and otherwise in compliance with the terms of this Agreement, which are fair to the Borrower and the Restricted Subsidiaries or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party (as determined in good faith by the management of the Borrower); (9) any transaction effected as part of a Qualified Receivables Financing; (10) the sale, issuance or transfer of Equity Interests (other than Disqualified Stock) of the Borrower; (11) payments by the Borrower or any of its Restricted Subsidiaries to the Sponsor made for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities, including, without limitation, in connection with acquisitions or divestitures; (12) any contribution to the capital of the Borrower (other than Disqualified Stock) or any investments by the Sponsor or a direct or indirect parent of the Borrower in Equity Interests (other than Disqualified Stock) of the Borrower (and payment of reasonable out-of-pocket expenses incurred by the Sponsor or a direct or indirect parent of the Borrower in connection therewith); (13) any transaction with a Person (other than an Unrestricted Subsidiary) that would constitute an Affiliate Transaction solely because the Borrower or a Restricted Subsidiary owns

157 an Equity Interest in or otherwise controls such Person; provided that no Affiliate of the Borrower or any of its Subsidiaries (other than the Borrower or a Restricted Subsidiary) shall have a beneficial interest or otherwise participate in such Person; (14) transactions between the Borrower or any of its Restricted Subsidiaries and any Person that would constitute an Affiliate Transaction solely because such Person is a director or such Person has a director which is also a director of the Borrower or any direct or indirect parent of the Borrower; provided, however, that such director abstains from voting as a director of the Borrower or such direct or indirect parent of the Borrower, as the case may be, on any matter involving such other Person; (15) the entering into of any tax sharing agreement or arrangement and any payments pursuant thereto, in each case to the extent permitted by clauses (13) or (14)(e) of the second paragraph under Section 7.05; (16) transactions to effect (x) the Transactions and payment of all fees and expenses related to the Transactions and (y) any Transition Arrangements; (17) pledges of Equity Interests of Unrestricted Subsidiaries; (18) the issuances of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, equity purchase agreements, stock options and stock ownership plans or similar employee benefit plans approved by the Board of Directors of the Borrower, Holdings or any Parent Holding Company or of a Restricted Subsidiary, as appropriate, in good faith; (19) (i) any employment, consulting, service or termination agreement, or customary indemnification arrangements, entered into by the Borrower or any of its Restricted Subsidiaries with current, former or future officers, directors, employees, managers, consultants and independent contractors of the Borrower or any of its Restricted Subsidiaries (or of any direct or indirect parent of the Borrower to the extent such agreements or arrangements are in respect of services performed for the Borrower or any of the Restricted Subsidiaries), (ii) any subscription agreement or similar agreement pertaining to the repurchase of Equity Interests pursuant to put/call rights or similar rights with current, former or future officers, directors, employees, managers, consultants and independent contractors of the Borrower or any of its Restricted Subsidiaries or of any direct or indirect parent of the Borrower and (iii) any payment of compensation or other employee compensation, benefit plan or arrangement, any health, disability or similar insurance plan which covers officers, directors, employees, managers, consultants and independent contractors of the Borrower or any of its Restricted Subsidiaries or any direct or indirect parent of the Borrower (including amounts paid pursuant to any management equity plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, stock option or similar plans and any successor plan thereto and any supplemental executive retirement benefit plans or arrangements), in each case in the ordinary course of business or as otherwise approved in good faith by the Board of Directors of the Borrower, Holdings or any Parent Holding Company or of a Restricted Subsidiary or a direct or indirect parent of the Borrower, as appropriate; (20) investments by Affiliates in Indebtedness or preferred Equity Interests of the Borrower or any of its Subsidiaries, so long as non-Affiliates were also offered the opportunity to invest in such Indebtedness or preferred Equity Interests, and transactions with Affiliates solely in their capacity as holders of Indebtedness or preferred Equity Interests of the Borrower or any of

158 its Subsidiaries, so long as such transaction is with all holders of such class (and there are such non-Affiliate holders) and such Affiliates are treated no more favorably than all other holders of such class generally; (21) the existence of, or the performance by the Borrower or any of its Restricted Subsidiaries of their obligations under the terms of, any registration rights agreement to which they are a party or become a party in the future; (22) investments by the Sponsor or a direct or indirect parent of the Borrower in securities of the Borrower or any Restricted Subsidiary (and payment of reasonable out-of-pocket expenses incurred by the Sponsor or a direct or indirect parent of the Borrower in connection therewith); (23) transactions with joint ventures for the purchase or sale of goods, equipment and services entered into in the ordinary course of business; (24) any lease entered into between the Borrower or any Restricted Subsidiary, as lessee, and any Affiliate of the Borrower, as lessor, in the ordinary course of business; (25) (i) intellectual property licenses and (ii) intercompany intellectual property licenses and research and development agreements in the ordinary course of business; (26) transactions approved by a majority of the Disinterested Directors of the Board of Directors of the Borrower, Holdings or any Parent Holding Company; (27) transactions pursuant to, and complying with, Section 7.03; (28) intercompany transactions undertaken in good faith for the purpose of improving the consolidated tax efficiency of the Borrower and the Restricted Subsidiaries and not for the purpose of circumventing any covenant set forth herein, provided that, after giving effect to any such transactions, the security interest of the Collateral Agent in the Collateral, taken as a whole, is not materially impaired or reduced (in each case, as determined by the management of the Borrower in good faith); or (29) transactions constituting any part of a Permitted Reorganization. Section 6.19 Accounting Changes. Maintain its fiscal year; provided, however, that (a) the Borrower, Holdings or any Restricted Subsidiary thereof may upon written notice to the Administrative Agent, change its fiscal year to any other fiscal year reasonably acceptable to the Administrative Agent and (b) any Restricted Subsidiary may change its fiscal year to the same fiscal year as the Borrower, and in each such case of clause (a) or clause (b), the Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any amendments to this Agreement that are necessary, in the judgment of the Administrative Agent and the Borrower, to reflect such change in fiscal year. Section 6.20 FACA Requirement. Subject to the terms of the Equal Priority Credit Agreement, with respect to any Government Contract that is for an amount in excess of $9,000,000, at the request of the Administrative Agent, after the occurrence and during the continuance of an Event of Default, the Loan Parties shall promptly execute and deliver to the Collateral Agent the applicable FACA Requirement Documents with respect to such Government Contract. The Collateral Agent shall file, with the appropriate Governmental Authority, all FACA Requirement Documents required to be delivered to the Collateral Agent pursuant to the terms of this Agreement after the occurrence and during the

159 continuance of an Event of Default and the Loan Parties shall cooperate with the Collateral Agent to facilitate such filing. The covenants of the Loan Parties set forth in this Section 6.20 are referred to herein as the “FACA Requirement”. ARTICLE VII. Negative Covenants So long as the Termination Conditions have not been satisfied, (A) except with respect to Section 7.09, the Borrower shall not, nor shall it permit any other Restricted Subsidiary to, directly or indirectly and (B) with respect to Section 7.09, Holdings shall not: Section 7.01 Indebtedness. Directly or indirectly, Incur any Indebtedness (including Acquired Indebtedness) or issue any shares of Disqualified Stock, and the Borrower will not permit any of its Restricted Subsidiaries to issue any shares of Preferred Stock other than Indebtedness (including Acquired Indebtedness), Disqualified Stock or Preferred Stock of the Borrower or any Restricted Subsidiary (“Incremental Equivalent Debt”) in an amount in excess of, without duplication, the amount of Indebtedness that could be Incurred under (and in lieu of) (i) the Cash-Capped Incremental Facility (such Incremental Equivalent Debt the “Incremental Equivalent Cash Component Debt”), (ii) the Prepayment- Based Incremental Facility (such Incremental Equivalent Debt the “Incremental Equivalent Prepayment Component Debt”) and/or (iii) the Ratio-Based Incremental Facility (such Incremental Equivalent Debt Incurred under this clause (iii), the “Incremental Equivalent Ratio Component Debt”); provided that, in the case of any Incremental Equivalent Debt Incurred by any Loan Party, (w) except in the case of Extendable Bridge Loans, such Incremental Equivalent Debt shall have a final maturity no earlier than the Latest Maturity Date of the Initial Term Loan Facility and shall have Weighted Average Life to Maturity no shorter than that of the Initial Term Loan Facility, (x) shall not be Guaranteed by any Subsidiary of the Borrower that is not a Guarantor under the Initial Term Loan Facility, (y) shall be unsecured or secured (provided that any such Incremental Equivalent Debt secured by the Collateral shall rank either on a first lien pari passu basis with the Liens on the Collateral securing the Initial Term Loan Facility or Revolving Credit Facility, or on a junior lien basis to the Liens on the Collateral securing the Initial Term Loan Facility or Revolving Credit Facility) (and in each case, to the extent such Incremental Equivalent Debt is secured by the Collateral, or subordinated in right of payment or security, such New Term Facility shall be subject to a Market Intercreditor Agreement) and (z) may share (I) on a greater than pro rata basis, pro rata basis or less than pro rata basis with voluntary prepayments or repayments in respect of the existing Term Loans and (II) on a pro rata basis or less than pro rata basis (but not greater than pro rata basis (other than in the case of prepayment with Refinancing Indebtedness)) with mandatory prepayments or repayments in respect of the existing Term Loans. The foregoing limitations will not apply to (collectively, “Permitted Debt”): (a) (v) Indebtedness arising under the Loan Documents (including any refinancing thereof in accordance with Section 2.18), (w) Indebtedness of the Loan Parties evidenced by Refinancing Notes and any Permitted Refinancing thereof (or successive Permitted Refinancings thereof), (x) Indebtedness of the Loan Parties evidenced by New Incremental Notes and any Permitted Refinancing thereof (or successive Permitted Refinancings thereof), (y) Specified Refinancing Debt and any Permitted Refinancing thereof (or successive Permitted Refinancings thereof) and (z) Permitted Debt Exchange Notes and any Permitted Refinancing thereof (or successive Permitted Refinancings thereof); (b) Indebtedness consisting of Permitted Equal Priority Debt and any Permitted Refinancing thereof; provided that the aggregate principal amount of all Indebtedness at any one time outstanding pursuant to this clause (b) shall not exceed $918,000,000, plus, in the case of

160 any Permitted Refinancing under this clause (b), the aggregate amount of Incremental Amounts Incurred in connection with such Permitted Refinancing (or any previous Permitted Refinancing under this clause (b)); (c) Indebtedness of the Borrower and its Restricted Subsidiaries that is existing on the Closing Date and, in the case of Indebtedness in excess of $16,000,000, listed on Schedule 7.01; (d) Indebtedness (including, without limitation, Capitalized Lease Obligations and mortgage financings as purchase money obligations) Incurred by the Borrower or any of its Restricted Subsidiaries, Disqualified Stock issued by the Borrower or any of its Restricted Subsidiaries and Preferred Stock issued by any Restricted Subsidiaries to finance all or any part of the purchase, lease, construction, installation, repair or improvement of property (real or personal), plant or equipment or other fixed or capital assets (whether through the direct purchase of assets or the Equity Interests of any Person owning such assets) and Indebtedness arising from the conversion of the obligations of the Borrower or any Restricted Subsidiary under or pursuant to any “synthetic lease” transactions to on-balance sheet Indebtedness of the Borrower or such Restricted Subsidiary, in an aggregate principal amount or liquidation preference, including all Indebtedness Incurred and Disqualified Stock or Preferred Stock issued to renew, refund, refinance, replace, defease or discharge any Indebtedness Incurred or Disqualified Stock or Preferred Stock issued pursuant to this clause (d), not to exceed the greater of (x) $97,500,000 and (y) 30.0% of Consolidated EBITDA of the Group Parties, at any one time outstanding, plus, in the case of any refinancing of any Indebtedness permitted under this clause (d) or any portion thereof, the aggregate amount of Incremental Amounts Incurred in connection with such refinancing; provided that Capitalized Lease Obligations Incurred by the Borrower or any Restricted Subsidiary pursuant to this clause (d) in connection with a Sale/Leaseback Transaction shall not be subject to the foregoing limitation so long as the proceeds of such Sale/Leaseback Transaction are used by the Borrower or such Restricted Subsidiary to permanently repay outstanding Term Loans under this Agreement or other Indebtedness that is secured by pari passu Liens on the Collateral; (e) Indebtedness Incurred by the Borrower or any of its Restricted Subsidiaries constituting reimbursement obligations with respect to letters of credit or bank guarantees or similar instruments issued in the ordinary course of business, including, without limitation, (i) letters of credit or performance or surety bonds in respect of workers’ compensation claims, health, disability or other employee benefits (whether current or former) or property, casualty or liability insurance or self-insurance, or other Indebtedness with respect to reimbursement-type obligations regarding workers’ compensation claims, health, disability or other employee benefits (whether current or former) or property, casualty or liability insurance and (ii) guarantees of Indebtedness Incurred by customers in connection with the purchase or other acquisition of equipment or supplies in the ordinary course of business; (f) Indebtedness, Disqualified Stock or Preferred Stock arising from agreements of the Borrower or the Restricted Subsidiaries providing for indemnification, earn-outs, adjustment of purchase or acquisition price or similar obligations, in each case, Incurred in connection with the acquisition or disposition of any business, assets or a Subsidiary of the Borrower in accordance with this Agreement, other than guarantees of Indebtedness Incurred or Disqualified Stock or Preferred Stock issued by any Person acquiring all or any portion of such business, assets or Subsidiary for the purpose of financing such acquisition;

161 (g) Indebtedness or Disqualified Stock of the Borrower owing to a Restricted Subsidiary; provided that such Indebtedness or Disqualified Stock owing to a Non-Loan Party is subordinated in right of payment to the Borrower’s Obligations with respect to this Agreement pursuant to the Intercompany Note; (h) shares of Preferred Stock of a Restricted Subsidiary issued to the Borrower or another Restricted Subsidiary; provided that any subsequent issuance or transfer of any Capital Stock or any other event that results in any Restricted Subsidiary that holds such shares of Preferred Stock of another Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such shares of Preferred Stock (except to the Borrower or another Restricted Subsidiary) shall be deemed, in each case, to be an issuance of shares of Preferred Stock not permitted by this clause (h); (i) Indebtedness, Disqualified Stock or Preferred Stock of a Restricted Subsidiary or the Borrower owing to the Borrower or another Restricted Subsidiary; provided that if the Borrower or a Loan Party Incurs such Indebtedness, Disqualified Stock or Preferred Stock owing to a Non-Loan Party, such Indebtedness, Disqualified Stock or Preferred Stock is subordinated in right of payment to the Borrower’s Obligations or Guarantee of such Loan Party, as applicable, pursuant to the Intercompany Note; (j) obligations under Swap Contracts and cash management services Incurred other than for speculative purposes; (k) obligations (including reimbursement obligations with respect to letters of credit or bank guarantees or similar instruments) in respect of customs, self-insurance, performance, bid, appeal and surety bonds and completion guarantees and similar obligations provided by the Borrower or any Restricted Subsidiary; (l) Indebtedness or Disqualified Stock of the Borrower or any Restricted Subsidiary and Preferred Stock of any Restricted Subsidiary in an aggregate principal amount or liquidation preference that, when aggregated with the principal amount or liquidation preference of all other Indebtedness, Disqualified Stock and Preferred Stock then outstanding and Incurred pursuant to this clause (l), does not exceed the greater of (x) $195,000,000 and (y) 60.0% of Consolidated EBITDA of the Group Parties, at any one time outstanding (the “General Debt Basket”), plus, in the case of any refinancing of any Indebtedness, Disqualified Stock or Preferred Stock permitted under this clause (l) or any portion thereof, the aggregate amount of Incremental Amounts incurred in connection with such refinancing (it being understood that any Indebtedness Incurred or Disqualified Stock or Preferred Stock issued pursuant to this clause (l) shall cease to be deemed Incurred, issued or outstanding pursuant to this clause (l) but shall be deemed Incurred or issued and outstanding as Incremental Equivalent Ratio Component Debt from and after the first date on which the Borrower or such Restricted Subsidiary, as the case may be, could have Incurred such Indebtedness or issued such Disqualified Stock or Preferred Stock as Incremental Equivalent Ratio Component Debt (to the extent the Borrower or such Restricted Subsidiary is able to Incur any Liens related thereto as Permitted Liens after such reclassification)); (m) any guarantee by the Borrower or a Restricted Subsidiary of Indebtedness or other obligations of the Borrower or any of its Restricted Subsidiaries so long as the Incurrence of such Indebtedness or other obligations by the Borrower or such Restricted Subsidiary is permitted under the terms of this Agreement;

162 (n) the Incurrence by the Borrower or any of its Restricted Subsidiaries of Indebtedness or Disqualified Stock, or Preferred Stock of a Restricted Subsidiary, that serves to refund, refinance, replace, redeem, repurchase, retire or defease, in whole or in part, and is in an aggregate principal amount (or if issued with original issue discount an aggregate issue price) that is equal to or less than, Indebtedness Incurred or Disqualified Stock or Preferred Stock permitted under the first paragraph of this Section 7.01 or clause (c), (d), (l), (n), (o), (r), (t), (cc), (dd), (gg) or (hh) of this Section 7.01, plus any additional Indebtedness Incurred or Disqualified Stock or Preferred Stock issued to fund Incremental Amounts Incurred in connection therewith (subject to the following proviso, “Refinancing Indebtedness”); provided, however, that such Refinancing Indebtedness: (1) except with respect to Extendable Bridge Loans, has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is Incurred that is not less than the remaining Weighted Average Life to Maturity of the Indebtedness, Disqualified Stock or Preferred Stock being refunded, refinanced, replaced, redeemed, repurchased or retired; provided that this clause (1) shall apply solely with respect to any Indebtedness Incurred pursuant to the first paragraph of Section 7.01; (2) the Incurrence of any Refinancing Indebtedness shall not be deemed to refresh or increase capacity with respect to any clause under which the Indebtedness being refinanced was originally Incurred; (3) to the extent that such Refinancing Indebtedness refinances (i) Subordinated Indebtedness, such Refinancing Indebtedness is Subordinated Indebtedness or (ii) Disqualified Stock or Preferred Stock, such Refinancing Indebtedness is Disqualified Stock or Preferred Stock, respectively; (4) shall not include (x) Indebtedness, Disqualified Stock or Preferred Stock of a Non-Loan Party that refinances Indebtedness, Disqualified Stock or Preferred Stock of the Borrower or a Guarantor, or (y) Indebtedness or Disqualified Stock of the Borrower or Indebtedness, Disqualified Stock or Preferred Stock of a Restricted Subsidiary that refinances Indebtedness, Disqualified Stock or Preferred Stock of an Unrestricted Subsidiary; and (5) with respect to any Refinancing Indebtedness Incurred by a Loan Party, to the extent that such Refinancing Indebtedness is secured, the Liens securing such Refinancing Indebtedness have a Lien priority equal to or junior to the Indebtedness being refunded, refinanced, replaced, redeemed, repurchased or retired; (o) (1) Indebtedness, Disqualified Stock or Preferred Stock of any Person that is acquired by the Borrower or any of its Restricted Subsidiaries or merged into or consolidated or amalgamated with the Borrower or a Restricted Subsidiary in accordance with the terms of this Agreement after the Closing Date and (2) Indebtedness, Disqualified Stock or Preferred Stock of any Person assumed in anticipation of, or in connection with, an acquisition of any assets, business or Person; provided that, in the case of each of sub-clauses (1) and (2), such Indebtedness, Disqualified Stock or Preferred Stock was not Incurred or created in contemplation of such merger, consolidation, amalgamation or acquisition; (p) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business;

163 (q) Indebtedness of the Borrower or any Restricted Subsidiary supported by a letter of credit or bank guarantee issued pursuant to any credit facility permitted hereunder, so long as such letter of credit has not been terminated and is in a principal amount not in excess of 105% of the stated amount of such letter of credit or bank guarantee; (r) Contribution Indebtedness; (s) Indebtedness, Disqualified Stock or Preferred Stock of the Borrower or any Restricted Subsidiary consisting of (x) the financing of insurance premiums or (y) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business; (t) Indebtedness, Disqualified Stock or Preferred Stock of Non-Loan Parties in an aggregate principal amount not to exceed the greater of (x) $113,750,000 and (y) 35.0% of Consolidated EBITDA of the Group Parties, at any one time outstanding, plus, in the case of any refinancing of any Indebtedness, Disqualified Stock or Preferred Stock permitted under this clause (t) or any portion thereof, the aggregate amount of Incremental Amounts Incurred in connection with such refinancing, outstanding at any one time; (u) Indebtedness, Disqualified Stock or Preferred Stock of a joint venture to the Borrower or a Restricted Subsidiary and to the other holders of Equity Interests or participants of such joint venture, so long as the percentage of the aggregate amount of such Indebtedness, Disqualified Stock or Preferred Stock of such joint venture owed to such holders of its Equity Interests or participants of such joint venture does not exceed the percentage of the aggregate outstanding amount of the Equity Interests of such joint venture held by such holders or such participant’s participation in such joint venture; (v) Indebtedness Incurred or Disqualified Stock or Preferred Stock issued by a Receivables Subsidiary in a Qualified Receivables Financing that is not recourse to the Borrower or any Restricted Subsidiary other than a Receivables Subsidiary (except for Standard Securitization Undertakings); (w) Indebtedness owed on a short-term basis to banks and other financial institutions in the ordinary course of business of the Borrower and the Restricted Subsidiaries with such banks or financial institutions that arises in connection with ordinary banking arrangements, including cash management, cash pooling arrangements and related activities to manage cash balances of the Borrower and its Subsidiaries and joint ventures including treasury, depository, overdraft, credit, purchasing or debit card, electronic funds transfer and other cash management arrangements and Indebtedness in respect of netting services, overdraft protection, credit card programs, automatic clearinghouse arrangements and similar arrangements; (x) Indebtedness, Disqualified Stock or Preferred Stock consisting of Indebtedness, Disqualified Stock or Preferred Stock issued by the Borrower or any Restricted Subsidiary to future, current or former officers, directors, managers, employees, consultants and independent contractors thereof or any direct or indirect parent thereof, their respective Immediate Family Members, in each case to finance the purchase or redemption of Equity Interests of the Borrower or any direct or indirect parent of the Borrower to the extent permitted under Section 7.05; (y) customer deposits and advance payments received from customers for goods or services;

164 (z) Indebtedness Incurred by the Borrower or a Restricted Subsidiary in connection with bankers’ acceptances, discounted bills of exchange, warehouse receipts or similar facilities or the discounting or factoring of receivables for credit management purposes; (aa) Indebtedness Incurred pursuant to receivables factoring arrangements; (bb) (i) guarantees Incurred in the ordinary course of business in respect of obligations to suppliers, customers, franchisees, lessors, licensees, sub-licensees and distribution partners and (ii) Indebtedness Incurred by the Borrower or a Restricted Subsidiary as a result of leases entered into by the Borrower or such Restricted Subsidiary or any Parent Holding Company in the ordinary course of business; (cc) the Incurrence by the Borrower or any Restricted Subsidiary of Indebtedness Incurred or Disqualified Stock or Preferred Stock issued on behalf of, or representing guarantees of Indebtedness Incurred or Disqualified Stock or Preferred Stock issued by, joint ventures; provided that the aggregate principal amount or liquidation preference, as applicable, of Indebtedness Incurred or guaranteed or Disqualified Stock or Preferred Stock issued or guaranteed pursuant to this clause (cc) does not at any one time outstanding exceed the greater of (x) $81,250,000 and (y) 25.0% of Consolidated EBITDA of the Group Parties, at any one time outstanding, plus, in the case of any refinancing of any Indebtedness, Disqualified Stock or Preferred Stock permitted under this clause (cc) or any portion thereof, the aggregate amount of Incremental Amounts incurred in connection with such refinancing; (dd) Indebtedness, Disqualified Stock or Preferred Stock of the Borrower or a Restricted Subsidiary Incurred to finance or assumed in connection with an acquisition of any assets (including Capital Stock), business or Person in an aggregate principal amount or liquidation preference that does not exceed the greater of (x) $195,000,000 and (y) 60.0% of Consolidated EBITDA of the Group Parties, at any one time outstanding, plus, in the case of any refinancing of any Indebtedness, Disqualified Stock or Preferred Stock permitted under this clause (dd) or any portion thereof, the aggregate amount of Incremental Amounts incurred in connection with such refinancing; (ee) Indebtedness, Disqualified Stock or Preferred Stock consisting of obligations of the Borrower or any Restricted Subsidiary under deferred compensation or other similar arrangements Incurred by such Person in connection with any Permitted Investment; (ff) unfunded pension fund and other employee benefit plan obligations and liabilities to the extent that they are permitted to remain unfunded under applicable law; (gg) Indebtedness of Non-Loan Parties to provide for working capital needs in an aggregate principal amount not to exceed the greater of (x) $97,500,000 and (y) 30.0% of Consolidated EBITDA of the Group Parties, at any one time outstanding, plus, in the case of any refinancing of any Indebtedness, permitted under this clause (gg) or any portion thereof, the aggregate amount of Incremental Amounts Incurred in connection with such refinancing, outstanding at any one time; and (hh) Indebtedness arising from Seller Notes. Accrual of interest or dividends, the accretion of accreted value, the accretion or amortization of original issue discount, the payment of interest or dividends in the form of additional Indebtedness with the same terms, the payment of dividends on Disqualified Stock or Preferred Stock in the form of

165 additional shares of Disqualified Stock or Preferred Stock of the same class, the accretion of liquidation preference and increases in the amount of Indebtedness, Disqualified Stock or Preferred Stock outstanding solely as a result of fluctuations in the exchange rate of currencies will not be deemed to be an Incurrence of Indebtedness or issuance of Disqualified Stock or Preferred Stock for purposes of this Section 7.01. Guarantees of, or obligations in respect of letters of credit relating to, Indebtedness that are otherwise included in the determination of a particular amount of Indebtedness shall not be included in the determination of such amount of Indebtedness; provided that the Incurrence of the Indebtedness represented by such guarantee or letter of credit, as the case may be, was in compliance with this Section 7.01. For purposes of determining compliance with any U.S. dollar-denominated restriction on the Incurrence of Indebtedness or the issuance of Disqualified Stock or Preferred Stock, the U.S. dollar- equivalent principal amount or liquidation preference, as applicable, of Indebtedness, Disqualified Stock or Preferred Stock denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was Incurred, in the case of term debt, or first committed or first Incurred (whichever yields the lower U.S. dollar-equivalent), in the case of revolving credit debt or such Disqualified Stock or Preferred Stock was issued; provided that if such Indebtedness, Disqualified Stock or Preferred Stock is Incurred to refinance other Indebtedness, Disqualified Stock or Preferred Stock denominated in a foreign currency, and such refinancing would cause the applicable U.S. dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such U.S. dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount or liquidation preference, as applicable, of such Refinancing Indebtedness does not exceed the principal amount or liquidation preference, as applicable, of such Indebtedness, Disqualified Stock or Preferred Stock, as the case may be, being refinanced (plus Incremental Amounts Incurred in connection therewith). The principal amount or liquidation preference, as applicable, of any Indebtedness, Disqualified Stock or Preferred Stock, as the case may be, Incurred to refinance other Indebtedness, Disqualified Stock or Preferred Stock, if Incurred in a different currency from the Indebtedness, Disqualified Stock or Preferred Stock, as the case may be, being refinanced, shall be calculated based on the currency exchange rate applicable to the currencies in which such respective Indebtedness, Disqualified Stock or Preferred Stock is denominated that is in effect on the date of such refinancing. Section 7.02 Limitations on Liens. Permit the Borrower or any of the Subsidiary Guarantors to, create, Incur or assume any Lien upon any property or assets of any kind (real or personal, tangible or intangible) of the Borrower or any Subsidiary Guarantor, whether now owned or hereafter acquired (each, a “Subject Lien”) that secures obligations under any Indebtedness, except: (a) in the case of Subject Liens on any Collateral, such Subject Lien is a Permitted Lien; and (b) in the case of any other asset or property, any Subject Lien if (i) the Obligations are equally and ratably secured with (or on a senior basis to, in the case such Subject Lien secures any Junior Financing) the obligations secured by such Subject Lien or (ii) such Subject Lien is a Permitted Lien. Any Lien created for the benefit of the Secured Parties pursuant to the preceding clause (b)(i) shall provide by its terms that such Lien shall be automatically and unconditionally be released and discharged upon the release and discharge of the Subject Lien that gave rise to the obligation to so secure the Obligations.

166 Section 7.03 Fundamental Changes. Merge, dissolve, liquidate, amalgamate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that: (a) (i) any Restricted Subsidiary of Holdings may merge, amalgamate, dissolve, liquidate or consolidate with the Borrower (including a merger, the purpose of which is to reorganize the Borrower into a new jurisdiction in any State of the United States or the District of Columbia); provided that the Borrower shall be the continuing or surviving Person or the surviving Person shall expressly assume the obligations of the Borrower pursuant to documents reasonably acceptable to the Administrative Agent and the Borrower (or, if not the Borrower, the surviving Person) and shall be a corporation or a limited liability company organized under the laws of the United States, any state thereof or the District of Columbia and (ii) any Restricted Subsidiary may merge, amalgamate, dissolve, liquidate or consolidate with any one or more other Restricted Subsidiaries; (b) the Borrower or any Restricted Subsidiary may (if the validity, perfection and priority of the Liens securing the Obligations is not adversely affected thereby) change its legal form if the Borrower determines in good faith that such action is in the best interest of the Borrower and its Subsidiaries and is not disadvantageous to the Lenders in any material respect (it being understood that in the case of any dissolution of a Restricted Subsidiary that is a Guarantor, such Subsidiary shall at or before the time of such dissolution transfer its assets to another Restricted Subsidiary that is a Guarantor in the same jurisdiction or a different jurisdiction reasonably satisfactory to the Administrative Agent unless such Disposition of assets is permitted hereunder; and in the case of any change in legal form, a Restricted Subsidiary that is a Guarantor will remain a Guarantor unless such Guarantor is otherwise permitted to cease being a Guarantor hereunder); (c) any Restricted Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to any Restricted Subsidiary; provided that if the transferor in such a transaction is a Guarantor, then (i) the transferee must either be the Borrower or be or become a Guarantor or (ii) to the extent constituting an Investment, such Investment must be an Investment not prohibited hereunder; provided further that the Borrower may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to any other Loan Party; (d) any Restricted Subsidiary may merge, amalgamate or consolidate with, or liquidate or dissolve into, any other Person in order to effect an Investment; provided that (i) the continuing or surviving Person shall, to the extent required by the terms hereof, have complied with the requirements of Section 6.12, (ii) to the extent constituting an Investment, such Investment must be an Investment not prohibited hereunder and (iii) to the extent constituting a Disposition, such Disposition must be permitted hereunder; (e) the Borrower and the other Restricted Subsidiaries may consummate the Transactions and any Transition Arrangements; (f) any Restricted Subsidiary may merge, dissolve, liquidate, amalgamate, consolidate with or into another Person in order to effect a Disposition permitted pursuant to Section 7.04; and (g) any Investment may be structured as a merger, consolidation or amalgamation. Section 7.04 Asset Sales. Cause or make an Asset Sale of assets or property with a Fair Market Value in excess of the greater of (i) $48,750,000 and (ii) 15.0% of Consolidated EBITDA of the Group Parties per transaction (or series of related transactions), unless:

167 (1) the Borrower or any of its Restricted Subsidiaries, as the case may be, receives consideration (including by way of relief from, or by any other person assuming responsibility for, any liabilities, contingent or otherwise) at the time of such Asset Sale at least equal to the Fair Market Value (as determined at the time of contractually agreeing to such Asset Sale) of the assets sold or otherwise disposed of; and (2) except in the case of a Permitted Asset Swap, at least 75% of the consideration received by the Borrower or such Restricted Subsidiary, as the case may be, determined cumulatively for all Asset Sales pursuant to this Section 7.04 since the Closing Date, is in the form of cash or Cash Equivalents or Replacement Assets; provided, that the amount of: (a) any liabilities of the Borrower or such Restricted Subsidiary other than liabilities that are by their terms subordinated to the Obligations or are otherwise extinguished in connection with the transactions relating to such Asset Sale, that are assumed by the transferee of any such assets or Equity Interests or that are otherwise extinguished in connection with the transactions relating to such Asset Sale; (b) any notes or other obligations or other securities or assets received by the Borrower or such Restricted Subsidiary from such transferee that are converted by the Borrower or such Restricted Subsidiary into cash or Cash Equivalents, or by their terms are required to be satisfied for cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) within 180 days of the receipt thereof; and (c) any Designated Non-Cash Consideration received by Holdings, the Borrower or any of its Restricted Subsidiaries in such Asset Sale having an aggregate Fair Market Value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (c) that is at that time outstanding, not to exceed the greater of (x) $81,250,000 and (y) 25.0% of Consolidated EBITDA of the Group Parties, calculated at the time of the receipt of such Designated Non-Cash Consideration (with the Fair Market Value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value); shall each be deemed to be Cash Equivalents for the purposes of this clause (2) (the “General Asset Sale Basket”). Within 18 months after the Borrower’s or any Restricted Subsidiary’s receipt of the Net Cash Proceeds of any Asset Sale or Casualty Event in respect of assets constituting Collateral (for the avoidance of doubt, without duplication of the prepayment thresholds set forth in Section 2.05(b)(ii)) (such 18 month period, as it may be extended pursuant to the first succeeding proviso, the “Reinvestment Period”), the Borrower or such Restricted Subsidiary may apply an amount equal to the Net Cash Proceeds from such Asset Sale or such Casualty Event, at its option: (i) to prepay Loans and other Permitted Debt in accordance with (b)(ii); (ii) to make an investment in any one or more businesses, assets, or property or capital expenditures, in each case used or useful in a Similar Business; (iii) to make an investment in any one or more businesses, properties or assets that replace the businesses, properties and/or assets that are the subject of such Asset Sale or Casualty Event; or

168 (iv) any combination of the foregoing; provided that the Borrower and its Restricted Subsidiaries will be deemed to have complied with the provisions described in clause (ii) or (iii) above if and to the extent that, within 18 months after the receipt of the Net Cash Proceeds generated by such Asset Sale, the Borrower or such Restricted Subsidiary, as applicable, has entered into a binding agreement to make an investment in compliance with the provision described in clauses (ii) and (iii) of this paragraph, and that investment is thereafter completed within 180 days after the end of such 18 month period; provided, further that the Borrower may elect to deem expenditures that otherwise would be permissible applications of the Net Cash Proceeds that occur prior to receipt of the Net Cash Proceeds from such from such Asset Sale or such Casualty Event to have been applied in accordance with the provisions hereof (it being agreed that such deemed expenditure shall have been made no earlier than the earlier of (x) notice to the Administrative Agent of such intended Asset Sale (y) execution of a definitive agreement for such Asset Sale, if applicable, and (z) consummation of such Asset Sale or Casualty Event). Pending the final application of any such amount of Net Cash Proceeds pursuant to Section 2.05(b)(ii) and this Section 7.04, the Borrower or such Restricted Subsidiary may temporarily reduce Indebtedness under the Revolving Credit Facility, or otherwise invest or utilize such Net Cash Proceeds in any manner not prohibited by this Agreement. To the extent any Collateral is sold, disposed of or distributed or to be sold, disposed of or distributed as part of or in connection with any transaction permitted under this Section 7.04, in each case to a Person that is not a Loan Party, such Collateral shall be sold, disposed of or distributed free and clear of any Liens created by the Loan Documents, and the Collateral Agent shall (and shall be authorized to) take any action deemed appropriate to effect or evidence the foregoing. Notwithstanding the foregoing, neither the Borrower nor any of its Restricted Subsidiaries may transfer legal title to, or license on an exclusive basis, any intellectual property or customer contracts owned by the Borrower or any restricted subsidiary that is, in the good faith determination of the Borrower, material to the operation of the business of the Borrower and its Restricted Subsidiaries, taken as a whole (“Material Intellectual Property or Contracts”) to any Unrestricted Subsidiary. Section 7.05 Restricted Payments. Directly or indirectly: (1) declare or pay any dividend or make any payment or distribution on account of the Borrower’s or any of its Restricted Subsidiaries’ Equity Interests, including any payment made in connection with any merger, amalgamation or consolidation involving Holdings or the Borrower (other than) dividends or distributions by a Restricted Subsidiary so long as, in the case of any dividend or distribution payable on or in respect of any class or series of securities issued by a Restricted Subsidiary other than a Wholly Owned Restricted Subsidiary, the Borrower or a Restricted Subsidiary receives at least its pro rata share of such dividend or distribution in accordance with its Equity Interests in such class or series of securities); (2) purchase, redeem, defease or otherwise acquire or retire for value any Equity Interests of the Borrower or any direct or indirect parent of the Borrower, including in connection with any merger, amalgamation or consolidation; (3) make any principal payment on, or redeem, repurchase, defease or otherwise acquire or retire for value, in each case, prior to any scheduled repayment, sinking fund payment or maturity, any Subordinated Indebtedness of the Borrower or any Guarantor in an aggregate

169 principal amount in excess of the Threshold Amount (other than the payment, redemption, repurchase, defeasance, acquisition or retirement of Subordinated Indebtedness of the Borrower or any Guarantor (“Junior Financing”) in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of such payment, redemption, repurchase, defeasance, acquisition or retirement); or (4) make any Restricted Investment; (all such payments and other actions set forth in clauses (1) through (4) above being collectively referred to as “Restricted Payments”), unless, at the time of such Restricted Payment: (a) in the case of any Restricted Payment described in clause (1), (2) or (3) above utilizing clause (c)(ix) below, (x) no Event of Default shall have occurred and be continuing and (y) immediately after giving effect to the making of such Restricted Payment on a Pro Forma Basis, the Consolidated Total Net Leverage Ratio does not exceed 3.75 to 1.00; (b) [reserved]; and (c) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Borrower and its Restricted Subsidiaries after the Closing Date (including Restricted Payments permitted by clause (1) of the next succeeding paragraph, but excluding all other Restricted Payments permitted by the next succeeding paragraph), is less than the sum of, without duplication, (i) [reserved], plus (ii) 100% of the aggregate net proceeds, including cash and the Fair Market Value of assets (other than cash), received by the Borrower after the Closing Date from the public or private issuance or sale of Equity Interests of the Borrower or any direct or indirect parent thereof (to the extent contributed to the Borrower) (other than Excluded Equity), including such Equity Interests issued upon exercise of warrants or options, plus (iii) 100% of the aggregate amount of contributions to the capital of the Borrower received in cash and the Fair Market Value of other assets or property after the Closing Date (other than Excluded Equity), plus (iv) the principal amount of any Indebtedness, or the liquidation preference or maximum fixed repurchase price, as the case may be, of any Disqualified Stock, in each case, of the Borrower or any Restricted Subsidiary thereof issued after the Closing Date (other than Indebtedness or Disqualified Stock issued to a Restricted Subsidiary or an employee stock ownership plan or trust established by the Borrower or any Restricted Subsidiary (other than to the extent such employee stock ownership plan or trust has been funded by the Borrower or any Restricted Subsidiary)) that, in each case, has been converted into or exchanged for Equity Interests in the Borrower or any direct or indirect parent of the Borrower (other than Excluded Equity), plus (v) 100% of the aggregate amount received by the Borrower or any Restricted Subsidiary in cash and the Fair Market Value of assets (other than cash) received by the Borrower or any Restricted Subsidiary from:

170 (A) the sale or other disposition (other than to the Borrower or a Restricted Subsidiary) of Restricted Investments made by the Borrower and its Restricted Subsidiaries and from repurchases and redemptions of such Restricted Investments from the Borrower and its Restricted Subsidiaries by any Person (other than the Borrower or any of its Restricted Subsidiaries), (B) repayments of loans or advances that constituted Restricted Investments made after the Closing Date, (C) the sale (other than to the Borrower or a Restricted Subsidiary or an employee stock ownership plan or trust established by the Borrower or any Restricted Subsidiary (other than to the extent such employee stock ownership plan or trust has been funded by the Borrower or any Restricted Subsidiary)) of the Equity Interests of an Unrestricted Subsidiary, (D) any distribution or dividend from an Unrestricted Subsidiary, or (E) other returns, profits, distributions and similar amounts received on account of any Restricted Investment made using availability under this clause (c), plus (vi) in the event any Unrestricted Subsidiary has been redesignated as a Restricted Subsidiary or has been merged, consolidated or amalgamated with or into, or transfers or conveys its assets to, or is liquidated into, the Borrower or a Restricted Subsidiary, in each case after the Closing Date, the Fair Market Value of the Investment of the Borrower in such Unrestricted Subsidiary at the time of such redesignation, combination or transfer (or of the assets transferred or conveyed, as applicable), plus (vii) in the event any joint venture or minority Investment has become a Restricted Subsidiary or has been merged, consolidated or amalgamated with or into, or transfers or conveys its assets to, or is liquidated into, the Borrower or a Restricted Subsidiary, in each case after the Closing Date, the Fair Market Value of the Investment of the Borrower in such joint venture or minority Investment at the time such Person becomes a Restricted Subsidiary or the time of such merger, consolidation, amalgamation, transfer or conveyance, plus (viii) the aggregate amount of Declined Amounts since the Closing Date, plus (ix) the greater of (A) $162,500,000 and (B) 50.0% of Consolidated EBITDA of the Group Parties. This Section 7.05 will not prohibit: (1) the payment of any dividend or distribution or consummation of any redemption within 60 days after the date of declaration thereof or the giving of a redemption notice related thereto, if at the date of declaration or notice such payment would have complied with the provisions of this Agreement; (2)

171 (a) the redemption, repurchase, retirement or other acquisition of any Equity Interests (“Retired Capital Stock”) of the Borrower or any direct or indirect parent of the Borrower, or Junior Financing of the Borrower or any Subsidiary Guarantor, in exchange for, or out of the proceeds of the issuance or sale of, Equity Interests of the Borrower or any direct or indirect parent of the Borrower or contributions to the equity capital of the Borrower (other than Excluded Equity) (collectively, including any such contributions, “Refunding Capital Stock”); (b) the declaration and payment of accrued dividends on the Retired Capital Stock out of the proceeds of the issuance or sale (other than to a Restricted Subsidiary of the Borrower or to an employee stock ownership plan or any trust established by the Borrower or any of its Restricted Subsidiaries) of Refunding Capital Stock; and (c) if immediately prior to the retirement of the Retired Capital Stock, the declaration and payment of dividends thereon was permitted under clause (7) of this paragraph of Section 7.05 and has not been made as of such time (the “Unpaid Amount”), the declaration and payment of dividends on the Refunding Capital Stock (other than Refunding Capital Stock the proceeds of which were used to redeem, repurchase, retire or otherwise acquire any Equity Interests of the Borrower or any direct or indirect parent of the Borrower in accordance with sub- clause (a) above) in an aggregate amount no greater than the Unpaid Amount (with the payment of such Unpaid Amount being treated as a payment under the applicable provision); (3) the prepayment, redemption, defeasance, repurchase or other acquisition or retirement of Junior Financing of the Borrower or any Subsidiary Guarantor made by exchange for, or out of the proceeds of the Incurrence of, Refinancing Indebtedness thereof; (4) [reserved]; (5) the purchase, retirement, redemption or other acquisition (or Restricted Payments to the Borrower or any direct or indirect parent of the Borrower to finance any such purchase, retirement, redemption or other acquisition) for value of Equity Interests (including related stock appreciation rights or similar securities) of the Borrower or any direct or indirect parent of the Borrower held directly or indirectly by any future, present or former employee, officer, director, manager, members of management, consultant or independent contractor of the Borrower or any direct or indirect parent of the Borrower or any Subsidiary of the Borrower or their Immediate Family Members (including for all purposes of this clause (5), Equity Interests held by any entity whose Equity Interests are held by any such future, present or former employee, officer, director, manager, consultant or independent contractor or their Immediate Family Members); provided, however, that the aggregate amounts paid under this clause (5) shall not exceed (with unused amounts in any fiscal year being permitted to be carried over to succeeding fiscal years or carried back to any immediately preceding fiscal year) in any fiscal year, the greater of (x) $39,000,000 and (y) 12.0% of Consolidated EBITDA of the Group Parties; provided further, however, that such amount in any fiscal year may be increased by an amount not to exceed: (a) the cash proceeds received by the Borrower from the issuance or sale of Equity Interests (other than Disqualified Stock) of the Borrower or any direct or indirect parent of the Borrower (to the extent contributed to the Borrower), in each case, to any future, present or former employees, officers, directors, managers, consultants or independent contractors of the Borrower or its Restricted Subsidiaries or any direct or indirect parent of the Borrower that occurs after the Closing Date; provided that the amount of such cash proceeds utilized for any such repurchase, retirement, other acquisition or dividend will not increase the amount available for Restricted Payments under the immediately preceding paragraph; plus

172 (b) the cash proceeds of key man life insurance policies received by the Borrower or its Restricted Subsidiaries or any direct or indirect parent of the Borrower (to the extent contributed to the Borrower) after the Closing Date; plus (c) the amount of any cash bonuses otherwise payable to employees, officers, directors, managers, consultants or independent contractors of the Borrower or its Restricted Subsidiaries or any direct or indirect parent of the Borrower that are foregone in return for the receipt of Equity Interests; less (d) the amount of cash proceeds described in clause (a), (b) or (c) of this clause (5) previously used to make Restricted Payments pursuant to this clause (5); (provided that the Borrower may elect to apply all or any portion of the aggregate increase contemplated by clauses (a), (b) and (c) above in any fiscal year); provided further cancellation of Indebtedness owing to the Borrower or any Restricted Subsidiary from any future, current or former officer, director, employee, manager, consultant or independent contractor (or any permitted transferees thereof) of the Borrower or any of its Restricted Subsidiaries or any direct or indirect parent of the Borrower, in connection with a repurchase of Equity Interests of the Borrower or any direct or indirect parent of the Borrower from such Persons will not be deemed to constitute a Restricted Payment for purposes of this Section 7.05 or any other provisions of this Agreement; (6) the declaration and payment of dividends or distributions to holders of any class or series of Disqualified Stock of the Borrower or any of its Restricted Subsidiaries and any class or series of Preferred Stock of any Restricted Subsidiaries issued or Incurred in accordance with the covenant described in Section 7.01; (7) the declaration and payment of dividends or distributions to holders of any class or series of Designated Preferred Stock (other than Disqualified Stock) and the declaration and payment of dividends to the Borrower or any direct or indirect parent of the Borrower, the proceeds of which will be used to fund the payment of dividends to holders of any class or series of Designated Preferred Stock (other than Disqualified Stock) of the Borrower or any direct or indirect parent of the Borrower issued after the Closing Date; provided, however, that (A) on the date of issuance of such Designated Preferred Stock, the Consolidated Interest Coverage Ratio of the Group Parties is not less than 2.00 to 1.00 and (B) the aggregate amount of dividends declared and paid pursuant to this clause (7) does not exceed the net cash proceeds actually received by the Borrower from the sale (or the contribution of the net cash proceeds from the sale) of Designated Preferred Stock; (8) Restricted Payments in connection with Permitted Reorganizations; (9) Restricted Payments in an annual amount for each fiscal year of the Borrower equal to 7.00% of the Market Capitalization of the Borrower and/or any Parent Holding Company; (10) Restricted Payments that are made with Excluded Contributions; (11) Restricted Payments in an aggregate amount taken together with all other Restricted Payments made pursuant to this clause (11) not to exceed the greater of (x) $162,500,000 and (y) 50.0% of Consolidated EBITDA of the Group Parties; (12) [reserved];

173 (13) for any taxable year ending after the Closing Date for which (i) the Borrower or any of its Subsidiaries are members (or disregarded as an entity separate from a member) of a group filing a consolidated, combined, affiliated or unitary income tax return for U.S. federal, state and/or local income tax purposes with a direct or indirect parent of the Borrower or (ii) the Borrower is, for U.S. federal income tax purposes, an entity that is disregarded from a corporate parent for such taxable year, Restricted Payments, directly or indirectly, to a direct or indirect parent of the Borrower in amounts required for such parent entity or its direct or indirect owners to pay such federal, state and/or local income (and franchise or other similar Taxes imposed lieu of income) Taxes, as applicable, imposed on such group or such direct or indirect corporate parent, to the extent such Taxes are directly attributable to the income of the Borrower and its applicable Subsidiaries, as applicable; provided, however, that the amount of such payments in respect of any tax year does not, in the aggregate, exceed the amount that the Borrower and its Subsidiaries (if such Subsidiaries are members of such consolidated, combined, affiliated or unitary group) would have been required to pay in respect of such Taxes (as the case may be) in respect of such year if the Borrower and its such Subsidiaries, as applicable, paid such Taxes directly as a stand-alone corporation or as a stand-alone consolidated, combined, affiliated or unitary corporate tax group for all relevant tax years (reduced by any such Taxes paid directly by the Borrower or any Subsidiary); provided further that the cash distributions made pursuant to this paragraph (13) in respect of any Taxes attributable to the income of any Unrestricted Subsidiaries of the Borrower may be made only to the extent that such Unrestricted Subsidiaries have made cash payments for such purpose to the Borrower or any of its Restricted Subsidiaries; (14) the declaration and payment of dividends, other distributions or other amounts to, or the making of loans to any direct or indirect parent of the Borrower, in the amount required for such entity to, if applicable: (a) pay amounts equal to the amounts required for any direct or indirect parent of the Borrower to pay fees and expenses, salary, bonus and other benefits payable to, and indemnities provided on behalf of, officers, employees, directors, managers, consultants or independent contractors of any direct or indirect parent of the Borrower, if applicable, and general corporate operating (including, without limitation, expenses related to auditing and other accounting matters) and overhead costs and expenses of the Borrower or any direct or indirect parent of the Borrower, if applicable, in each case to the extent such fees, expenses, salaries, bonuses, benefits and indemnities are attributable to the ownership or operation of the Borrower and its Subsidiaries; (b) pay, if applicable, amounts equal to amounts required for any direct or indirect parent of the Borrower to pay interest and/or principal on Indebtedness the proceeds of which have been contributed to the Borrower (other than as Excluded Equity) or that has been guaranteed by, or is otherwise considered Indebtedness of, the Borrower or any Restricted Subsidiary Incurred in accordance with Section 7.01 (except to the extent any such payments have otherwise been made by any such guarantor); (c) pay fees and expenses incurred by any direct or indirect parent of the Borrower related to (i) the maintenance of such parent entity of its corporate or other entity existence, (ii) any equity or debt offering of such parent entity (whether or not consummated) and (iii) any equity or debt issuance, incurrence or offering, any disposition or acquisition or any investment transaction by the Borrower or any of its Restricted Subsidiaries (or any acquisition of or investment in any business, assets or property that will be contributed to the Borrower or any of its Restricted Subsidiaries as part of the same or a related transaction) permitted by this Agreement (whether or not consummated);

174 (d) make payments for any monitoring, consulting, management, transaction, advisory, financing, underwriting or placement services or in respect of other investment banking activities, termination or similar fees, indemnities, reimbursements and reasonable and documented out-of-pocket fees and expenses including, without limitation, in connection with acquisitions or divestitures, including in connection with the consummation of the Transactions; (e) without duplication of paragraph (13), pay franchise, excise and similar Taxes, and other fees and expenses, required to maintain their organizational existences; (f) make payments for the benefit of the Borrower or any of its Restricted Subsidiaries to the extent such payments could have been made by the Borrower or any of its Restricted Subsidiaries because such payments (x) would not otherwise be Restricted Payments and (y) would be permitted by Section 6.18; and (g) make Restricted Payments to any direct or indirect parent of the Borrower to finance, or to any direct or indirect parent of the Borrower for the purpose of paying to any other direct or indirect parent of the Borrower to finance, any Investment that, if consummated by the Borrower or any of its Restricted Subsidiaries, would be a Permitted Investment; provided that (a) such Restricted Payment is made substantially concurrently with the closing of such Investment and (b) promptly following the closing thereof, such direct or indirect parent of the Borrower causes (i) all property acquired (whether assets or Equity Interests) to be contributed to the Borrower or any Restricted Subsidiary or (ii) the merger, consolidation or amalgamation (to the extent permitted by Section 7.03) of the Person formed or acquired into the Borrower or any Restricted Subsidiary in order to consummate such acquisition or Investment, in each case, in accordance with the requirements of Section 6.12; (15) (i) repurchases of Equity Interests deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants, (ii) payments made or expected to be made by the Borrower or any Restricted Subsidiary in respect of withholding or similar Taxes payable or expected to be payable by any future, present or former director, officer, employee, manager, consultant or independent contractor of the Borrower or any direct or indirect parent of the Borrower or any Subsidiary of the Borrower (or their respective Affiliates, estates or immediate family members) in connection with such repurchases of Equity Interests and (iii) loans or advances to officers, directors, employees, managers, consultants and independent contractors of the Borrower or any direct or indirect parent of the Borrower or any Subsidiary of the Borrower in connection with such Person’s purchase of Equity Interests of the Borrower or any direct or indirect parent of the Borrower; provided that no cash is actually advanced pursuant to this clause (iii) unless immediately repaid; (16) purchases of receivables pursuant to a Receivables Repurchase Obligation in connection with a Qualified Receivables Financing and the payment or distribution of Receivables Fees; (17) payments or distributions to satisfy dissenters’ rights, pursuant to or in connection with a consolidation, merger, amalgamation or transfer of assets that complies with the provisions of this Agreement; (18) the distribution, as a dividend or otherwise, of shares of Capital Stock of, or Indebtedness owed to the Borrower or a Restricted Subsidiary by, Unrestricted Subsidiaries (other than the equity of Unrestricted Subsidiaries the primary assets of which are cash and/or

175 Cash Equivalents (except to the extent that such cash and Cash Equivalents constitute the proceeds of any sale of the assets or equity of any Unrestricted Subsidiary)); (19) the payment of cash in lieu of the issuance of fractional shares of Equity Interests in connection with any merger, consolidation, amalgamation or other business combination, or in connection with any dividend, distribution or split of or upon exercise, conversion or exchange of Equity Interests, warrants, options or other securities exercisable or convertible into, Equity Interests of the Borrower or any direct or indirect parent of the Borrower; (20) Investments in Unrestricted Subsidiaries in an aggregate amount, taken together with all other Investments made pursuant to this clause (20) that are at the time outstanding, not to exceed the greater of (A) $113,750,000 and (B) 35.0% of Consolidated EBITDA of the Group Parties; (21) (A) any Restricted Payment described in clause (1) or (2) of the definition thereof so long as (i) no Event of Default has occurred and is continuing and (ii) immediately after giving effect to the making of such Restricted Payment on a Pro Forma Basis, the Consolidated Total Net Leverage Ratio does not exceed 3.00 to 1.00 and (B) any Restricted Payment described in clause (3) of the definition thereof so long as immediately after giving effect to the making of such Restricted Payment on a Pro Forma Basis, the Consolidated Total Net Leverage Ratio does not exceed 3.25 to 1.00; (22) any payment in the minimum amount necessary to prevent any Junior Financing from being treated as an “applicable high yield discount obligation” within the meaning of Section 163(i)(1) of the Code; and (23) any Restricted Payment described in clause (3) or (4) of the definition thereof in an amount not to exceed the greater of (x) $162,500,000 or (y) 50.0% of Consolidated EBITDA of the Group Parties at any one time outstanding; Notwithstanding the foregoing, neither the Borrower nor any of its Restricted Subsidiaries may transfer legal title to, or license on an exclusive basis, any Material Intellectual Property or Contracts to any Unrestricted Subsidiary. It is understood that the transfer or assignment to any direct or indirect parent company of the Borrower of any insurance policy obtained in connection with a direct or indirect acquisition or investment by such parent company consummated prior to the Closing Date shall not be deemed to constitute a Restricted Payment hereunder and shall be deemed to be permitted under Section 6.18. Section 7.06 Burdensome Agreements. Permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or consensual restriction on the ability of any Restricted Subsidiary to create, Incur or assume Liens on the Collateral of such Person for the benefit of the Lenders with respect to the Facilities and the Obligations or under the Loan Documents other than encumbrances or restrictions existing under or by reason of: (1) contractual encumbrances or restrictions of the Borrower or any of its Restricted Subsidiaries in effect on the Closing Date, including pursuant to this Agreement and the other Loan Documents, the Existing First Lien Credit Agreement, related Swap Contracts and Indebtedness permitted pursuant to Section 7.01(c);

176 (2) applicable law or any applicable rule, regulation or order; (3) any agreement or other instrument of a Person acquired by or merged, amalgamated or consolidated with or into the Borrower or any Restricted Subsidiary or an Unrestricted Subsidiary that is designated a Restricted Subsidiary that was in existence at the time of such acquisition (or at the time it merges with or into the Borrower or any Restricted Subsidiary or assumed in connection with the acquisition of assets from such Person (but, in each case, not created in contemplation thereof)), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired or designated; provided that in connection with a merger, amalgamation or consolidation under this clause (3), if a Person other than the Borrower or such Restricted Subsidiary is the successor company with respect to such merger, amalgamation or consolidation, any agreement or instrument of such Person or any Subsidiary of such Person, shall be deemed acquired or assumed, as the case may be, by the Borrower or such Restricted Subsidiary, as the case may be, at the time of such merger, amalgamation or consolidation; (4) customary encumbrances or restrictions contained in contracts or agreements for the sale of assets applicable to such assets pending consummation of such sale, including customary restrictions with respect to a Restricted Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of Capital Stock or assets of such Restricted Subsidiary; (5) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business; (6) customary provisions in operating or other similar agreements, asset sale agreements and stock sale agreements entered into in connection with the entering into of such transaction, which limitation is applicable only to the assets that are the subject of those agreements; (7) purchase money obligations for property acquired and Capitalized Lease Obligations, to the extent such obligations impose restrictions of the nature described in the first paragraph of this Section 7.06 on the property so acquired; (8) customary provisions contained in leases, sub-leases, licenses, sublicenses, contracts and other similar agreements entered into in the ordinary course of business to the extent such obligations impose restrictions of the type described in the first paragraph of this Section 7.06 on the property subject to such lease; (9) any encumbrance or restriction effected in connection with a Qualified Receivables Financing that, in the good faith determination of the Borrower, are necessary or advisable to effect such Qualified Receivables Financing; (10) any encumbrance or restriction contained in other Indebtedness, Disqualified Stock or Preferred Stock of the Borrower or any Restricted Subsidiary that is incurred subsequent to the Closing Date pursuant to Section 7.01; provided that (i) such encumbrances and restrictions contained in any agreement or instrument will not materially affect the Borrower’s ability to make anticipated principal or interest payments under this Agreement (as determined by the Borrower in good faith) or (ii) such encumbrances and restrictions contained in any agreement or instrument taken as a whole are not materially less favorable to the Lenders than the encumbrances and restrictions contained in this Agreement (as determined by the Borrower in good faith);

177 (11) any encumbrance or restriction contained in secured Indebtedness otherwise permitted to be incurred pursuant to Sections 7.01 and 7.02 to the extent limiting the right of the debtor to dispose of the assets securing such Indebtedness; (12) any encumbrance or restriction arising or agreed to in the ordinary course of business, not relating to any Indebtedness, and that do not, individually or in the aggregate, (x) detract from the value of the property or assets of the Borrower or any Restricted Subsidiary in any manner material to the Borrower or any Restricted Subsidiary or (y) materially affect the Borrower’s ability to make future principal or interest payments under this Agreement, in each case, as determined by the Borrower in good faith; (13) customary provisions in joint venture agreements or arrangements and other similar agreements or arrangements relating solely to the applicable joint venture; and (14) any encumbrances or restrictions imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (1) through (13); provided that such encumbrances and restrictions contained in any such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing are, in the good faith judgment of the Borrower, not materially more restrictive, taken as a whole, than the encumbrances and restrictions prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing. For purposes of determining compliance with this Section 7.06, (i) the priority of any Preferred Stock in receiving dividends or liquidating distributions prior to dividends or liquidating distributions being paid on common stock shall not be deemed a restriction on the ability to make distributions on Capital Stock and (ii) the subordination of loans or advances made to the Borrower or a Restricted Subsidiary to other Indebtedness Incurred by the Borrower or any such Restricted Subsidiary shall not be deemed a restriction on the ability to make loans or advances. Section 7.07 [Reserved]. Section 7.08 Financial Covenants. (a) As of the last day of any Test Period set forth below (commencing with the fiscal quarter ending June 30, 2023), permit the Consolidated Secured Net Leverage Ratio as of the end of such Test Period to be greater than the ratio set forth below (the “Leverage Covenant”) provided, to the extent that the Borrower or its Restricted Subsidiaries consummate any Permitted Acquisition or other Permitted Investment, in each case, with cash consideration in excess of the greater of (A) $113,750,000 and (B) 35.0% of Consolidated EBITDA of the Group Parties, at the election of the Borrower, the Leverage Covenant levels set forth below with respect to the first fiscal quarter ending on or after the date that such Permitted Acquisition or other Permitted Investment is consummated and each of the following three fiscal quarters ending thereafter shall be automatically increased by 0.50 to 1.00 (it being understood that the Leverage Covenant levels shall not be increased by more than 0.50 to 1.00 with respect to any fiscal quarter set forth below):

178 Test Period Maximum Consolidated Secured Net Leverage Ratio Each Test Period ending on or after June 30, 2023, and on or prior to June 30, 2024 5.00 to 1.00 Each Test Period ending on or after September 30, 2024, and on or prior to December 31, 2025 4.75 to 1.00 Each Test Period ending on or after March 31, 2026, and on or prior to December 31, 2026 4.50 to 1.00 Each Test Period ending on or after March 31, 2027 4.00 to 1.00 (b) As of the last day of any Test Period (commencing with the fiscal quarter ending June 30, 2023), permit the Consolidated Interest Coverage Ratio as of such Test Period to be less than 2.00 to 1.00 (the “Interest Coverage Covenant”, and together with the Leverage Covenant, the “Financial Covenants”). Section 7.09 Holding Company. Holdings shall not conduct, transact or otherwise engage in any material business or operations; provided, that the following shall be permitted in any event: (i) its ownership of the Capital Stock of the Borrower, its Restricted Subsidiaries and any other Subsidiary of Holdings and, in each case, activities incidental thereto; (ii) the entry into, and the performance of its obligations with respect to the Loan Documents (including any Specified Refinancing Debt or any New Term Facility), the Existing First Lien Credit Agreement, any Refinancing Notes, any New Incremental Notes, any Junior Financing Document, any Incremental Equivalent Debt documentation, any Permitted Debt Exchange Notes, any documentation relating to any Permitted Refinancing of the foregoing or documentation relating to the Indebtedness otherwise permitted by this Section 7.09 and the Guarantees permitted by clause (v) below; (iii) activities relating to any Permitted Reorganization; (iv) the performing of activities (including, without limitation, cash management activities) and the entry into documentation with respect thereto, in each case, permitted by this Agreement for Holdings to enter into and perform; (v) the issuance of its own Equity Interests, the payment of dividends and distributions (and other activities in lieu thereof permitted by this Agreement), the making of contributions to the capital of its Subsidiaries and Guarantees of Indebtedness permitted to be Incurred hereunder by the Borrower or any of the Restricted Subsidiaries and the Guarantees of other obligations not constituting Indebtedness; (vi) the maintenance of its legal existence (including the ability to incur fees, costs and expenses relating to such maintenance and performance of activities relating to its officers, directors, managers and employees and those of its Subsidiaries); (vii) the entry into the Sky Purchase Agreement and the other agreements contemplated thereby and the performing of its obligations with respect thereto and of its obligations with respect to the Transactions and any Transition Arrangements; (viii) incurring Indebtedness permitted under Section 7.01, including any refinancing thereof; (ix) the performing of activities in preparation for and consummating any public offering of its common stock or any other issuance or sale of its Capital Stock (other than Disqualified Stock) including converting into another type of legal entity; (x) the participation in tax, accounting and other administrative matters as a member of the consolidated group of Holdings and its Subsidiaries, including compliance with applicable Laws and legal, tax and accounting matters related thereto and activities relating to its officers, directors, managers and employees; (xi) the holding of any cash and Cash Equivalents or property (but not operating any property); (xii) the entry into and performance of its obligations with respect to contracts and other arrangements, including the providing of indemnification to officers, managers, directors and employees; (xiii) repurchases of Indebtedness through open market purchases and Dutch auctions; (xiv) merging, amalgamating or

179 consolidating with or into any Person in compliance with Section 7.03 and disposing of any Capital Stock; (xv) consummating the Transactions and (xvi) any activities incidental to the foregoing. Holdings shall not Incur any Indebtedness (other than in respect of Disqualified Stock, Qualified Holding Company Indebtedness or Guarantees permitted above and liabilities imposed by Law, including Tax liabilities). ARTICLE VIII. Events of Default and Remedies Section 8.01 Events of Default. Any of the following shall constitute an “Event of Default”: (a) Non-Payment. The Borrower or any other Loan Party fails to pay (i) when due and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation or deposit any funds as Cash Collateral in respect of L/C Obligations or (ii) within five (5) Business Days after the same becomes due and payable, any interest on any Loan or on any L/C Obligation, any fee due hereunder or any other amount payable hereunder or with respect to any other Loan Document; or (b) Specific Covenants. Holdings or any other Loan Party fails to perform or observe any term, covenant or agreement contained in any of Sections 6.03(a) or 6.05(a) (solely with respect to the Borrower) or in any Section of Article VII (subject to, in the case of the Leverage Covenant, the Cure Right contained in Section 8.03); provided that, unless a Responsible Officer had actual knowledge of the occurrence of any such Default, a Default as a result of a breach of Section 6.03(a) and any Event of Default resulting therefrom, shall be cured upon the earlier of (i) the cure of the underlying Default or (ii) provision of notice by a Responsible Officer of the Borrower to the Administrative Agent of such Default; or (c) Other Defaults. Any Loan Party fails to perform or observe any covenant or agreement (other than those specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days after notice thereof by the Administrative Agent to the Borrower; or (d) Representations and Warranties. Any representation, warranty or certification made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be incorrect or misleading in any material respect (or in any respect if any such representation or warranty is already qualified by materiality) when made or deemed made and such incorrect or misleading representation, warranty or certification (if curable, including by a restatement of any relevant financial statements) shall remain incorrect for a period of 30 days after notice thereof from the Administrative Agent to the Borrower; or (e) Cross-Default. Any Loan Party or any Restricted Subsidiary (A) fails to make any payment beyond the applicable grace period with respect thereto, if any (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness (other than Indebtedness hereunder and intercompany Indebtedness) having an aggregate outstanding principal amount in excess of the Threshold Amount or (B) fails to observe or perform any other agreement or condition relating to any Indebtedness (other than Indebtedness hereunder and intercompany Indebtedness) having an aggregate outstanding principal amount in excess of the Threshold Amount, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) after the expiration of any applicable grace or cure period therefor to cause, with the giving of notice if

180 required, such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, in each case, prior to its stated maturity; provided that this clause (e)(B) shall not apply to (x) secured Indebtedness that becomes due as a result of the sale or transfer or other Disposition (including a Casualty Event) of the property or assets securing such Indebtedness permitted hereunder and under the documents providing for such Indebtedness and such Indebtedness is repaid when required under the documents providing for such Indebtedness, (y) events of default, termination events or any other similar event under the documents governing Swap Contracts for so long as such event of default, termination event or other similar event does not result in the occurrence of an early termination date or any acceleration or prepayment of any amounts or other Indebtedness payable thereunder or (z) Indebtedness that upon the happening of any such default or event automatically converts into Equity Interests (other than Disqualified Stock or, in the case of a Restricted Subsidiary, Disqualified Stock or Preferred Stock) in accordance with its terms; provided further, that such failure is unremedied or has not been waived by the holders of such Indebtedness in accordance with the terms of the documents governing such Indebtedness prior to any acceleration of the Loans pursuant to Section 8.02; provided further, that in the case of breach of any financial covenant contained in any Indebtedness (other than Indebtedness hereunder and intercompany Indebtedness) having an aggregate outstanding principal amount in excess of the Threshold Amount, such breach will not constitute an Event of Default under clause (e)(B) of this Section 8.01 unless the agent and/or lenders thereunder have terminated the commitments in respect of, or demanded repayment of, or otherwise accelerated, any of the Indebtedness or other obligations thereunder; or (f) Insolvency Proceedings, Etc. Holdings, the Borrower or any Loan Party that is a Significant Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, a winding-up, an administration, a liquidation, a dissolution, or a composition or makes an assignment for the benefit of creditors or any other action is commenced (by way of voluntary arrangement, scheme of arrangement or otherwise); or appoints, applies for or consents to the appointment of any receiver, administrator, administrative receiver, trustee, custodian, conservator, liquidator, rehabilitator, judicial manager, provisional liquidator, administrator, receiver and manager, controller, monitor or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, judicial manager, provisional liquidator, administrator, administrative receiver, receiver and manager, controller, monitor or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or substantially all of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 days, or an order for relief is entered in any such proceeding; or (g) Inability to Pay Debts; Attachment. (x) Holdings, the Borrower or any Loan Party that is a Significant Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due or suspends making payments or enters into a moratorium or standstill arrangement in relation to its Indebtedness or is taken to have failed to comply with a statutory demand (or otherwise be presumed to be insolvent by applicable Law) or (y) any writ or warrant of attachment or execution or similar process is issued, commenced or levied against all or substantially all of the property of any such Person and is not released, vacated or fully bonded within 60 days after its issue, commencement or levy, or any analogous procedure or step is taken in any jurisdiction; or (h) Judgments. There is entered against Holdings, the Borrower or any Significant Subsidiary a final judgment or order for the payment of money in an aggregate amount (as to all

181 such judgments and orders) in excess of the Threshold Amount (to the extent not paid and not covered by insurance (including, if applicable, self-insurance) or indemnities as to which the insurer or indemnitor has been notified of such judgment or order and has not denied coverage and there has elapsed a period of 60 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or (i) ERISA. (i) One or more ERISA Events occur or there is or arises an Unfunded Pension Liability (taking into account only Plans with positive Unfunded Pension Liability) which ERISA Events or instances of Unfunded Pension Liability, when aggregated with all other ERISA Events or instances of Unfunded Pension Liability, results or would reasonably be expected to result in liability of any Loan Party in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect or (ii) any Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA which has resulted or would reasonably be expected to result in liability of any Loan Party in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect; or (j) Invalidity of Certain Loan Documents. Any material provision of any Collateral Document, any Guaranty and/or any intercreditor agreement required to be entered into pursuant to the terms of this Agreement (in each case, subject to the Legal Reservations and the Perfection Exceptions), at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder (including as a result of a transaction permitted under Section 7.03 or Section 7.04) and prior to the satisfaction of the Termination Conditions ceases to be in full force and effect (except that any such failure to be in full force and effect with respect to the documents referred to in clause (v) of the definition of “Loan Documents” shall constitute an Event of Default only if the Borrower receives notice thereof and the Borrower fails to remedy the relevant failure in all material respects within 15 days of receiving said notice); or any Loan Party contests in writing the validity or enforceability of any provision of this Agreement, any Collateral Document, any Guaranty or any intercreditor agreement required to be entered into pursuant to the terms of this Agreement; or any Loan Party denies in writing that it has any or further liability or obligation under any Loan Document (other than as a result of the satisfaction of the Termination Conditions), or purports in writing to revoke or rescind any Loan Document or the perfected Liens created thereby (except as otherwise expressly provided in this Agreement or the Collateral Documents); or (k) Change of Control. There occurs any Change of Control. Section 8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders only, take any or all of the following actions: (a) declare the commitment of each Lender (including the Swingline Lender) to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

182 (c) require that the Borrower Cash Collateralize its L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and (d) exercise on behalf of itself, the L/C Issuers and the Lenders all rights and remedies available to it, the L/C Issuers and the Lenders under the Loan Documents, under any document evidencing Indebtedness in respect of which the Facilities have been designated as “Designated Senior Debt” (or any comparable term) and/or under applicable Law; provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under any Debtor Relief Law, the obligation of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize its L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender; provided, further, that neither the Administrative Agent nor any Lender may take any action or remedy with respect to any Event of Default which arose out of any action (if such event, action or inaction was publicly reported or was reported to the Administrative Agent or the Lenders) which occurred two (2) years or more prior to such requested action or remedy (unless the applicable Administrative Agent has commenced remedial action with respect thereto prior to the end of such two year period) (it being understood that such Event of Default shall be deemed cured after such two (2) year period). Section 8.03 Right to Cure. (a) Notwithstanding anything to the contrary contained in Section 8.01 or 8.02, during the period commencing after the beginning of the last fiscal quarter included in every applicable Test Period and ending 10 Business Days after the date the relevant Compliance Certificate is required to be delivered pursuant to Section 6.02(b) for such fiscal quarter (the last day of such period being the “Anticipated Cure Deadline”), the Borrower shall have the right (the “Cure Right”) to cause an equity contribution to the common equity capital of the Borrower (or in another form not constituting Disqualified Stock and reasonably acceptable to the Administrative Agent) to be made to the Borrower on or prior to the Anticipated Cure Deadline (the “Cure Amount”), designated as an increase to Consolidated EBITDA of the Borrower for the applicable fiscal quarter, provided: (i) Consolidated EBITDA for such fiscal quarter (and for any subsequent period that includes such fiscal quarter) shall be increased, solely for the purpose of measuring the Financial Covenants and not for any other purpose under this Agreement (including but not limited to determining the availability or amount of any covenant baskets or carve-outs (including the determination of amounts available under Section 7.05)), by an amount equal to the Cure Amount; provided that no Cure Amount shall reduce Indebtedness for the applicable period for purposes of calculating the Leverage Covenant (unless such Cure Amount is actually used to prepay any Indebtedness of the Borrower and the Restricted Subsidiaries, in which case such reduction of Indebtedness shall be given effect in future fiscal quarters), nor shall any Cure Amount held by the Borrower qualify as “unrestricted cash or Cash Equivalents of the Group Party” for the purposes of calculating any net obligations or liabilities under the terms of this Agreement; and (ii) if, after giving effect to the foregoing recalculations, the Borrower shall then be in compliance with the requirements of the Financial Covenants, the Borrower shall be deemed to have satisfied the requirements of the Financial Covenants as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at

183 such date, and the applicable breach or default of any Financial Covenant that had occurred (and any other Default as a result thereof, including the failure to meet any condition requiring no Default or Event of Default based solely on the basis of any actual or purported Event of Default under such Financial Covenant) shall be deemed cured for the purposes of this Agreement; and (iii) upon receipt by the Administrative Agent of written notice, on or prior to the Anticipated Cure Deadline, that Holdings intends to exercise the Cure Right in respect of a fiscal quarter, the Lenders shall not be permitted to accelerate Loans held by them, to terminate the Commitments held by them, or to exercise remedies against the Collateral or exercise any other rights or remedies under any Loan Document on the basis of a failure to comply with the requirements of any Financial Covenant, unless such failure is not cured pursuant to the exercise of the Cure Right on or prior to the Anticipated Cure Deadline, it nonetheless being understood that no Revolving Credit Lender, the Swingline Lender or L/C Issuer shall be required to make any Revolving Credit Loan, to make any Swingline Loan or to issue any Letter of Credit from and after such time as the Administrative Agent has received such notice from Holdings (or, if earlier, the date the relevant Compliance Certificate is required to be delivered pursuant to Section 6.02(b) for such fiscal quarter) unless and until the Cure Amount is actually received by the Borrower. (b) Notwithstanding anything herein to the contrary, (i) in each four (4) consecutive fiscal- quarter period there shall be at least two (2) fiscal quarters in respect of which the Cure Right is not exercised, (ii) there can be no more than five (5) fiscal quarters in respect of which the Cure Right is exercised during the term of the Facilities and (iii) for purposes of this Section 8.03, the Cure Amount utilized shall be no greater than the minimum amount required to remedy the applicable failure to comply with the applicable Financial Covenant. Section 8.04 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after an actual or deemed entry of an order for relief with respect to the Borrower under any Debtor Relief Law), any amounts received on account of the Obligations shall, subject to the provisions of Sections 2.16 and 2.17 and the Equal Priority Intercreditor Agreement, be applied by the Administrative Agent in the following order: (a) first, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, disbursements and other charges of counsel payable under Section 10.04 and amounts payable under Article III and amounts owing in respect of (x) the preservation of Collateral or the Collateral Agent’s security interest in the Collateral or (y) with respect to enforcing the rights of the Secured Parties under the Loan Documents) payable to the Administrative Agent and the Collateral Agent in their respective capacity as such; (b) second, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal, interest and Letter of Credit fees) payable to the Lenders and the L/C Issuers (including fees, disbursements and other charges of counsel payable under Sections 10.04 and 10.05) arising under the Loan Documents and amounts payable under Article III, ratably among them in proportion to the respective amounts described in this clause (b) held by them; (c) third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit fees, interest on the Loans and L/C Borrowings, ratably among the Lenders in proportion to the respective amounts described in this clause (c) held by them;

184 (d) fourth, (i) to payment of that portion of the Obligations constituting unpaid principal of the Loans, the L/C Borrowings and obligations of the Loan Parties then owing under Secured Hedge Agreements and the Secured Cash Management Agreements and (ii) to Cash Collateralize that portion of L/C Obligations comprising the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrower pursuant to Sections 2.03 and 2.16, ratably among the Lenders, the L/C Issuers, the Hedge Banks party to such Secured Hedge Agreements and the Cash Management Banks party to such Secured Cash Management Agreements in proportion to the respective amounts described in this clause (d) held by them; provided that (x) any such amounts applied pursuant to the foregoing clause (ii) shall be paid to the Administrative Agent for the ratable account of the applicable L/C Issuers to Cash Collateralize such L/C Obligations, (y) subject to Sections 2.03(d) and 2.16, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to this clause (d) shall be applied to satisfy drawings under such Letters of Credit as they occur and (z) upon the expiration of any Letter of Credit without any pending drawing, the pro rata share of Cash Collateral attributable to such expired Letter of Credit shall be applied by the Administrative Agent in accordance with the priority of payments set forth in this Section 8.04; (e) fifth, to the payment of all other Obligations of the Loan Parties owing under or in respect of the Loan Documents or under Secured Hedge Agreement or Secured Cash Management Agreements that are then due and payable to the Administrative Agent and the other Secured Parties, ratably based upon the respective aggregate amounts of all such Obligations then owing to the Administrative Agent and the other Secured Parties; and (f) last, after all of the Obligations have been paid in full (other than contingent indemnification obligations not yet due and owing), to the Borrower or as otherwise required by Law; provided that no amounts received from any Guarantor shall be applied to Excluded Swap Obligations of such Guarantor. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired without any pending drawing, such remaining amount shall be applied to the other Obligations, if any, in accordance with the priority of payments set forth above . Notwithstanding the foregoing, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application of payments described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may reasonably request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Cash Management Bank or Hedge Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX for itself and its Affiliates as if a “Lender” party hereto. It is understood and agreed by each Loan Party and each Secured Party that the Administrative Agent and Collateral Agent shall have no liability for any determinations made by it in this Section 8.04, in each case except to the extent resulting from the gross negligence or willful misconduct of the Administrative Agent or the Collateral Agent, as applicable (as determined by a court of competent jurisdiction in a final and non-appealable decision). Each Loan Party and each Secured Party also agrees that the Administrative Agent and the Collateral Agent may (but shall not be required to), at any time and in its sole discretion, and with no liability resulting therefrom, petition a court of competent jurisdiction regarding any application of Collateral in accordance with the requirements hereof, and the

185 Administrative Agent and the Collateral Agent shall be entitled to wait for, and may conclusively rely on, any such determination. ARTICLE IX. Administrative Agent and Other Agents Section 9.01 Appointment and Authorization of Agents. (a) Each Lender, the Swingline Lender and each L/C Issuer hereby irrevocably appoints Bank of America to act on its behalf as Administrative Agent hereunder and under the other Loan Documents (subject to the provisions in Section 9.09), and designates and authorizes the Administrative Agent to take such actions on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement or any other Loan Document, together with such actions and powers as are reasonably incidental thereto (including to extend any deadline (which such extension may be retroactive) or requirement in connection with compliance with the provisions of the Loan Documents relating to any Guaranty). The Administrative Agent may perform any of its duties through its officers, directors, agents, employees, or affiliates. Except as expressly provided for in Sections 9.09 and 9.11 with respect to the Borrower’s right to receive, or its ability to furnish, notice as described therein, and the provisions related to the release of Guarantors or Collateral, the provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders, the Swingline Lender and each L/C Issuer, and no Loan Party shall have rights as a third party beneficiary of any of such provisions. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document no Agent shall have any duties or responsibilities, except those expressly set forth herein, nor shall any Agent have or be deemed to have any fiduciary relationship with any Lender, the Swingline Lender or any L/C Issuer or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Agent. Regardless of whether a Default has occurred and is continuing and without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. (b) Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and such L/C Issuer shall have all of the benefits and immunities (i) provided to the Agents in this Article IX with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term “Agent” as used in this Article IX and in the definition of “Agent-Related Person” included such L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to such L/C Issuer. The Swingline Lender shall act on behalf of the Lenders with respect to any Swingline Loans made by it, and such Swingline Lender shall have all of the benefits and immunities (i) provided to the Agents in this Article IX with respect to any acts taken or omissions suffered by such Swingline Lender in connection with Swingline Loans made by it or proposed to be made by it as fully as if the term “Agent” as used in this Article IX and in the definition of “Agent-Related Person” included such Swingline Lender with respect to such acts or omissions, and (ii) as additionally provided herein with respect to such Swingline Lender (c) The Administrative Agent shall also act as the Collateral Agent under the Loan Documents, and each of the Lenders (including in its capacities as a Lender, Swingline Lender (if

186 applicable), a potential Cash Management Bank party to a Secured Cash Management Agreement and/or a potential Hedge Bank party to a Secured Hedge Agreement) and each L/C Issuer hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of (and to hold any security interest, charge or other Lien created by the Collateral Documents for and on behalf of or in trust for) such Lender or L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto (including to extend any deadline or requirement in connection with compliance with the provisions of the Loan Documents relating to the Collateral and the rights of the Secured Parties with respect thereto). In this connection, the Administrative Agent as Collateral Agent (and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.02 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article IX (including Section 9.07, as though such co-agents, sub-agents and attorneys-in-fact were the Collateral Agent under the Loan Documents) and Section 10.04 as if set forth in full herein with respect thereto and all references to Administrative Agent in this Article IX shall, where applicable, be read as including a reference to the Collateral Agent. Without limiting the generality of the foregoing, the Lenders and L/C Issuers hereby expressly authorize the Administrative Agent as Collateral Agent to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto (including any intercreditor agreement), as contemplated by and in accordance with the provisions of this Agreement and the Collateral Documents and acknowledge and agree that any such action by any Agent shall bind the Lenders (including in its capacities as a Lender, Swingline Lender (if applicable), L/C Issuer and a potential Cash Management Bank party to a Secured Cash Management Agreement and/or a potential Hedge Bank party to a Secured Hedge Agreement). Section 9.02 Delegation of Duties. The Administrative Agent may execute any of its duties and exercise its rights and powers under this Agreement or any other Loan Document (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents or of exercising any rights and remedies thereunder) by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Agent- Related Persons. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct by the Administrative Agent, as determined by a final non-appealable judgment by a court of competent jurisdiction. The exculpatory provisions of this Article IX shall apply to any such sub agent and to the Agent-Related Persons of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. Section 9.03 Liability of Agents. (a) No Agent-Related Person shall be (i) liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein, to the extent determined in a final, non-appealable judgment by a court of competent jurisdiction), (ii) liable for any action taken or not taken by it (A) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (B) in the absence of its own gross negligence or willful misconduct as determined by the final, non-appealable judgment of a court of competent jurisdiction, in

187 connection with its duties expressly set forth herein, (iii) responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, (iv) responsible for or have any duty to ascertain or inquire into the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien, or security interest created or purported to be created under the Collateral Documents, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder, (v) responsible for or have any duty to ascertain or inquire into the value or the sufficiency of any Collateral or (vi) responsible for or have any duty to ascertain or inquire into the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof. Neither the Administrative Agent nor its Related Parties shall be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or participant or prospective Lender or participant is a Disqualified Institution, (y) have any responsibility for enforcing the provisions relating to Disqualified Institutions or (z) have any liability with respect to or arising out of any assignment or participant of loans, or disclosure of confidential information, to, or the restriction on any exercise of rights or remedies of, any Disqualified Institution. (b) The Administrative Agent shall not have any duty to (i) take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that no Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable Law; and (ii) to disclose, except as expressly set forth herein and in the other Loan Documents, and shall not be liable for the failure to disclose, any information relating to Holdings or any of its Affiliates that is communicated to or obtained by any Person serving as an Agent or any of its Affiliates in any capacity. Section 9.04 Reliance by Agents. (a) Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, request, consent, certificate, instrument, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, Internet or intranet website posting or other distribution statement or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons. Each Agent also may rely upon any statement made to it orally or by telephone and reasonably believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit that by its terms must be fulfilled to the satisfaction of a Lender or L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or L/C Issuer prior to the making of such Loan or the issuance, extension, renewal or increase of such Letter of Credit. Each Agent may consult with, and rely upon (and be fully

188 protected in relying upon), advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by such Agent. Each Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or such other number of Lenders as may be expressly required hereby in any instance) as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such other number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders. (b) For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date, specifying its objection thereto. Section 9.05 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default and stating that such notice is a “notice of default.” The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to any Event of Default as may be directed by the Required Lenders in accordance with Article VIII (but subject to this Article IX); provided, however, that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable or in the best interest of the Lenders. Section 9.06 Credit Decision; Disclosure of Information by Agents. Each Lender and L/C Issuer acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by any Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender or L/C Issuer as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender and L/C Issuer represents to each Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower and the other Loan Parties hereunder. Each Lender and L/C Issuer also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders and L/C Issuers by any Agent herein, such Agent shall not have any duty or responsibility to provide any Lender or L/C Issuer with any credit or other information concerning the business, prospects, operations, property, financial and other

189 condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person. Each Lender and L/C Issuer represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and (ii) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender or L/C Issuer for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender or L/C Issuer, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender and L/C Issuer agrees not to assert a claim in contravention of the foregoing. Each Lender and L/C Issuer represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such L/C Issuer, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Section 9.07 Indemnification of Agents. Whether or not the transactions contemplated hereby are consummated, each Lender shall, on a ratable basis based on such Lender’s Pro Rata Share of all the Facilities, indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), and hold harmless each Agent-Related Person in each case from and against any and all Indemnified Liabilities incurred by such Agent-Related Person (including, for the avoidance of doubt, any such Agent-Related Person in its capacity as L/C Issuer or Swingline Lender); provided, however, that no Lender shall be liable for any Indemnified Liabilities incurred by an Agent-Related Person to the extent such Indemnified Liabilities are determined in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Agent-Related Person’s own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be required by the Loan Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 9.07. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Liabilities, this Section 9.07 shall apply whether or not any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limiting the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its Pro Rata Share of any costs or out-of-pocket expenses (including the fees, disbursements and other charges of counsel) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower; provided that such reimbursement by the Lenders shall not affect the Borrower’s continuing reimbursement obligations with respect thereto; provided further, that failure of any Lender to indemnify or reimburse the Administrative Agent shall not relieve any other Lender of its obligation in respect thereof. The undertaking in this Section 9.07 shall survive termination of the Aggregate Commitments, the payment of all other Obligations and the resignation or removal of the Administrative Agent. Section 9.08 Agents in their Individual Capacities. Any Agent and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire Capital Stock in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties and their respective Affiliates as though it were not an Agent, Swingline Lender or an L/C Issuer hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, an Agent or its Affiliates may receive information regarding any Loan Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that such Agent shall be under no obligation to provide such information to them. With respect to its Loans and Letters of Credit, such Agent shall have

190 the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not an Agent, Swingline Lender or an L/C Issuer, and the terms “Lender” and “Lenders” include such Agent in its individual capacity (unless otherwise expressly indicated or unless the context otherwise requires). Section 9.09 Successor Agents. (a) The Administrative Agent or Collateral Agent may resign as the Administrative Agent or Collateral Agent, as applicable, upon 30 days’ written notice to the Borrower and the Lenders. If the Administrative Agent or Collateral Agent or a controlling Affiliate of the Administrative Agent or the Collateral Agent is subject to an Agent-Related Distress Event, the Borrower may remove such Agent from such role upon ten (10) days’ written notice to the Lenders. At any time the Administrative Agent or Collateral Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Administrative Agent or Collateral Agent may be removed as the Administrative Agent or Collateral Agent hereunder at the request of the Borrower and the Required Lenders. Upon receipt of any such notice of resignation or removal, the Required Lenders shall appoint a successor agent for the Lenders, which successor agent shall be either (i) a “U.S. person” and a “financial institution” within the meaning of Treasury Regulations Section 1.1441-1(b)(2)(ii) or (ii) a U.S. branch of a foreign financial institution described in Treasury Regulations Section 1.1141-1(b)(2)(iv)(A), and shall be consented to by the Borrower at all times other than during the existence of a Specified Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor agent is appointed prior to the effective date of the resignation or removal, as applicable, of the Administrative Agent or Collateral Agent, as applicable, the Administrative Agent or Collateral Agent (other than to the extent subject to an Agent-Related Distress Event or if the Administrative Agent is being removed as a result of it being a Disqualified Institution), as applicable, may appoint, after consulting with the Lenders and the Borrower, a successor agent, who shall be either (i) a “U.S. person” and a “financial institution” within the meaning of Treasury Regulations Section 1.1441-1(b)(2)(ii) or (ii) a U.S. branch of a foreign financial institution described in Treasury Regulations Section 1.1441-1(b)(2)(iv)(A), from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, the Person acting as such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent or Collateral Agent, as applicable, and the term “Administrative Agent” or “Collateral Agent,” as applicable, means such successor administrative agent or such successor collateral agent, as applicable, and the retiring Administrative Agent’s or Collateral Agent’s appointment, powers and duties as the Administrative Agent or Collateral Agent, as applicable, shall be terminated. After the retiring Administrative Agent’s or Collateral Agent’s resignation or removal hereunder as the Administrative Agent or Collateral Agent, the provisions of this Article IX and Sections 10.04 and 10.05 shall continue in effect for its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent or Collateral Agent under this Agreement. If no successor agent has accepted appointment as the Administrative Agent or Collateral Agent by the date which is 30 days following the retiring Administrative Agent’s or Collateral Agent’s notice of resignation or removal (or such earlier day as shall be agreed by the Required Lenders and the Borrower), the retiring Administrative Agent’s or Collateral Agent’s resignation or removal shall nevertheless thereupon become effective and (i) the retiring or removed Administrative Agent or Collateral Agent, as applicable, shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent or Collateral Agent on behalf of the Lenders under any of the Loan Documents, the retiring Agent shall continue to hold such collateral security as bailee, trustee or other applicable capacity until such time as a successor of such Agent is appointed), (ii) all payments, communications and determinations provided to be

191 made by, to or through the Administrative Agent shall instead be made by or to each Lender or L/C Issuer directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section 9.09 and (iii) the Lenders shall perform all of the duties of the Administrative Agent or Collateral Agent, as applicable, hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. Upon the acceptance of any appointment as the Administrative Agent or Collateral Agent hereunder by a successor and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, the Administrative Agent or Collateral Agent, as applicable, shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring or removed Administrative Agent or Collateral Agent. Upon the acceptance of any appointment as the Administrative Agent or Collateral Agent hereunder by a successor or upon the expiration of the 30-day period following the retiring or removed Administrative Agent’s or Collateral Agent’s notice of resignation or removal (or such earlier day as shall be agreed by the Required Lenders and the Borrower) without a successor agent having been appointed, the retiring Administrative Agent or Collateral Agent, as applicable, shall be discharged from its duties and obligations hereunder and under the other Loan Documents other than as specifically set forth in clause (i) above of this Section 9.09 but the provisions of this Article IX and Sections 10.04 and 10.05 shall continue in effect for the benefit of such retiring or removed Agent, its sub-agents and their respective Agent-Related Persons in respect of any actions taken or omitted to be taken by any of them solely in respect of the Loan Documents or Obligations, as applicable, while the retiring or removed Agent was acting as Administrative Agent or Collateral Agent, as applicable. (b) Any resignation by or removal of Bank of America as Administrative Agent or Collateral Agent pursuant to this Section 9.09 shall also constitute its resignation or removal as the Swingline Lender, in which case the resigning Administrative Agent (x) shall not be required to make any further Swingline Loans hereunder and (y) shall maintain all of its rights as Swingline Lender with respect to any Swingline Loans made by it prior to the date of such resignation or removal. Upon the acceptance of a successor’s appointment as Administrative Agent or Collateral Agent hereunder or upon the effective date of such resignation or removal, (i) such successor (if any) shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Swingline Lender, (ii) the retiring Swingline Lender shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents and (iii) the successor Swingline Lender (if any) shall repay any outstanding Swingline Loans, if any, outstanding at the time of such succession. (c) Any resignation or removal of Bank of America as Administrative Agent or Collateral Agent pursuant to this Section 9.09 shall also constitute its resignation or removal as an L/C Issuer, in which case the resigning Administrative Agent (x) shall not be required to issue any further Letters of Credit hereunder and (y) shall maintain all of its rights as L/C Issuer with respect to any Letters of Credit issued by it prior to the date of such resignation or removal. Upon the acceptance of a successor’s appointment as Administrative Agent or Collateral Agent hereunder or upon the effective date of such resignation or removal, (i) such successor (if any) shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, (ii) the retiring L/C Issuer shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents and (iii) the successor L/C Issuer (if any) shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make (or the Borrower shall enter into) other

192 arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit. Section 9.10 Administrative Agent May File Proofs of Claim; Credit Bidding. In case of the pendency of any receivership, administrative receivership, judicial management, insolvency, liquidation, bankruptcy, reorganization (by way of voluntary arrangement, schemes of arrangement or otherwise), arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuers and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuers and the Administrative Agent and their respective agents and counsel to the extent provided for herein and all other amounts due the Lenders and the Administrative Agent under Sections 2.03(h), 2.03(i), 2.09 and 10.04) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any administrator, administrative receiver, custodian, receiver, assignee, trustee, judicial manager, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agents and their respective agents and counsel, and any other amounts, in each case, due the Administrative Agent under Sections 2.09 and 10.04. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or L/C Issuer any plan of reorganization (by way of voluntary arrangement, schemes of arrangement or otherwise), arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or L/C Issuer or to authorize the Administrative Agent to vote in respect of the claim of any Lender or L/C Issuer in any such proceeding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Secured Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Secured Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (i) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar Laws in any other jurisdictions to which a Loan Party is subject, (ii) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable Law. In connection with any such credit bid and purchase, the Secured Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Secured Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of

193 the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (A) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (B) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 10.01), and (C) to the extent that Secured Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Secured Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Secured Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Secured Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Section 9.11 Collateral and Guaranty Matters. (a) Each of the Lenders (including in their capacities as potential Hedge Banks party to a Secured Hedge Agreement and potential or actual Cash Management Banks party to a Secured Cash Management Agreement), the Swingline Lender and each L/C Issuer irrevocably authorize the Administrative Agent and the Collateral Agent, and each of the Administrative Agent and the Collateral Agent shall to the extent requested by the Borrower or, solely in the case of clause (b)(ii) below, to the extent provided for under this Agreement, take the actions to be taken by them pursuant to clauses (b) and (c) below; (b) Each of the Lenders (including in their capacities as potential or actual Hedge Banks party to a Secured Hedge Agreement and potential or actual Cash Management Banks party to a Secured Cash Management Agreement), each L/C Issuer, each of the Agents and each other Secured Party agrees that, notwithstanding anything to the contrary in this Agreement: (i) any Lien on any property granted to or held by the Administrative Agent or Collateral Agent under any Loan Document shall be automatically released (i) upon the satisfaction of the Termination Conditions, (ii) if sold, disposed of or distributed or to be sold, disposed of or distributed as part of or in connection with any transaction permitted hereunder or under any other Loan Document, in each case to a Person that is not a Loan Party, (iii) subject to Section 10.01, if approved, authorized or ratified in writing by the Required Lenders, (iv) if such property constitutes Excluded Property as a result of an occurrence not prohibited hereunder or (v) if such property is owned by a Subsidiary Guarantor, upon release of such Subsidiary Guarantor from its obligations under its Guaranty pursuant to clause (iii) below; (ii) the Administrative Agent or Collateral Agent, as applicable, shall (without notice to, or vote or consent of, any Secured Party) take such actions as shall be required to release or subordinate any Lien on any property granted to or held by the Administrative Agent or Collateral Agent under any Loan Document to the holder of any Permitted Lien on such property that is permitted by clauses (1)(solely with respect to cash deposits), (4)(in the case of a release, solely with respect to cash deposits), (5), (6) (only with regard to Section 7.01(d)), (9), (11) (solely with respect to cash deposits), (16), (17) (other than with respect to self-insurance arrangements), (18), (21), (23) (solely to the extent relating to a lien of the type allowed pursuant to clause (9) of the definition thereof), (25) (solely to the extent relating to a lien of the type allowed pursuant to clause (6) of the definition of “Permitted Liens” and securing obligations

194 under Indebtedness of the type allowed pursuant to Section 7.01(d)), (26) (solely to the extent the Lien of the Collateral Agent on such property is not, pursuant to such agreements, required or permitted to be senior to or pari passu with such Liens), (29) (solely with respect to cash deposits), (34), (39) (only for so long as required to be secured for such letter of intent or investment), (45)(solely with respect to cash deposits), (46) and (48) of the definition thereof; (iii) any Subsidiary Guarantor shall be automatically released from its obligations under the applicable Guaranty if in the case of any Subsidiary, such Person ceases to be a Restricted Subsidiary or otherwise becomes an Excluded Subsidiary as a result of a transaction or designation permitted hereunder; provided that in the case of any such Subsidiary Guarantor that becomes an Excluded Subsidiary solely as a result of becoming a non-Wholly Owned Subsidiary, such Subsidiary Guarantor shall not be released from its obligations under this Agreement and the Guaranty unless either (I) (a) such transaction is entered into for a bona fide business purpose (as determined in good faith by the Borrower) and, for the avoidance of doubt, not the primary purpose of causing such release and (b) the portion of Equity Interests that caused such Guarantor to cease to be wholly owned were not transferred to an Affiliate of the Borrower (other than for purposes of a bona fide joint venture arrangement on terms that are not less favorable than arms-length terms), (II) such person ceases to constitute a Subsidiary or (III) such Person otherwise constitutes an Excluded Subsidiary (other than solely on account of constituting a non-Wholly Owned Subsidiary); and (c) the Administrative Agent or Collateral Agent, as applicable, shall establish intercreditor arrangements as expressly contemplated by this Agreement (including, for the avoidance of doubt, the Equal Priority Intercreditor Agreement or another Market Intercreditor Agreement). Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Collateral Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.11. In each case as specified in this Section 9.11, the applicable Agent will (and each Lender irrevocably authorizes the applicable Agent to), at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to evidence the release of such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.11. Additionally, upon reasonable request of the Borrower, the Collateral Agent will return possessory Collateral held by it that is released from the security interests created by the Collateral Documents pursuant to this Section 9.11; provided that in each case of this Section 9.11, the Borrower shall have delivered to the Administrative Agent and Collateral Agent a certificate of a Responsible Officer of the Borrower certifying that any such transaction has been consummated in compliance with the Credit Agreement and the other Loan Documents and that such release is permitted hereby; provided, that in the event that the Collateral Agent loses or misplaces any possessory collateral delivered to the Collateral Agent by the Borrower, upon reasonable request of the Borrower, the Collateral Agent shall provide a loss affidavit to the Borrower, in the form customarily provided by the Collateral Agent in such circumstances and reasonably satisfactory to the Borrower. Section 9.12 Other Agents; Arranger and Managers. None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a “documentation agent,” “joint lead arranger,” or “joint bookrunner” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such; provided that each Arranger shall be entitled to any express rights given to that Arranger under any Loan Document. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any

195 fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder. Section 9.13 Secured Cash Management Agreements and Secured Hedge Agreements. No Cash Management Bank or Hedge Bank that obtains the benefits of Section 8.04, any Guaranty or any Collateral by virtue of the provisions hereof or of any Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements except to the extent expressly provided herein and unless the Administrative Agent has received a written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. The Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements in the case of satisfaction of the Termination Conditions. Section 9.14 Appointment of Supplemental Agents, Incremental Arrangers and Specified Refinancing Agents. (a) It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any Law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent or the Collateral Agent deems that by reason of any present or future Law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, the Administrative Agent and the Collateral Agent are hereby authorized to appoint an additional individual or institution selected by them in their sole discretion as a separate trustee, co-trustee, administrative agent, collateral agent, administrative sub-agent or administrative co-agent, as applicable (any such additional individual or institution being referred to herein individually as a “Supplemental Agent” and collectively as “Supplemental Agents”). (b) In the event that the Administrative Agent or the Collateral Agent appoints a Supplemental Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent or the Collateral Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Agent, to the extent, and only to the extent, necessary to enable such Supplemental Agent, to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Agent, shall run to and be enforceable by either the Administrative Agent and the Collateral Agent or such Supplemental Agent, and (ii) the provisions of this Article IX and of Sections 10.04 and 10.05 (obligating the Borrower to pay the Administrative Agent’s and the Collateral Agent’s expenses and to indemnify the Administrative Agent and the Collateral Agent) that refer to the Administrative Agent and/or the Collateral Agent shall inure to the benefit of such Supplemental Agent and all references therein to the Administrative Agent and/or Collateral Agent shall be deemed to be references to the

196 Administrative Agent and/or Collateral Agent and/or such Supplemental Agent, as the context may require. (c) Should any instrument in writing from the Borrower, Holdings or any other Loan Party be required by any Supplemental Agent so appointed by the Administrative Agent or the Collateral Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, the Borrower or Holdings, as applicable, shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent or the Collateral Agent. In case any Supplemental Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Agent to the extent permitted by Law, shall vest in and be exercised by the Administrative Agent or the Collateral Agent, as applicable, until the appointment of a new Supplemental Agent. (d) In the event that the Borrower appoints or designates any Incremental Arranger or Specified Refinancing Agent pursuant to Sections 2.14 or 2.18, as applicable, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to an agent or arranger with respect to New Loan Commitments or Specified Refinancing Debt, as applicable, shall be exercisable by and vest in such Incremental Arranger or Specified Refinancing Agent to the extent, and only to the extent, necessary to enable such Incremental Arranger or Specified Refinancing Agent to exercise such rights, powers and privileges with respect to the New Loan Commitments or Specified Refinancing Debt, as applicable, and to perform such duties with respect to such New Loan Commitments or Specified Refinancing Debt, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Incremental Arranger or Specified Refinancing Agent shall run to and be enforceable by either the Administrative Agent or such Incremental Arranger or Specified Refinancing Agent, and (ii) the provisions of this Article IX and of Sections 10.04 and 10.05 (obligating the Borrower to pay the Administrative Agent’s and the Collateral Agent’s expenses and to indemnify the Administrative Agent and the Collateral Agent) that refer to the Administrative Agent and/or the Collateral Agent shall inure to the benefit of such Incremental Arranger or Specified Refinancing Agent and all references therein to the Administrative Agent and/or Collateral Agent shall be deemed to be references to the Administrative Agent and/or Collateral Agent and/or such Incremental Arranger or Specified Refinancing Agent, as the context may require. Each Lender, the Swingline Lender and each L/C Issuer hereby irrevocably appoints any Incremental Arranger or Specified Refinancing Agent to act on its behalf hereunder and under the other Loan Documents pursuant to Sections 2.14 or 2.18, as applicable, and designates and authorizes such Incremental Arranger or Specified Refinancing Agent to take such actions on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to such Incremental Arranger or Specified Refinancing Agent by the terms of this Agreement or any other Loan Document, together with such actions and powers as are reasonably incidental thereto. Section 9.15 Equal Priority Intercreditor Agreement. (a) The Administrative Agent and the Collateral Agent are authorized by the Lenders and other Secured Parties to, to the extent required by the terms of the Loan Documents, (i) enter into the Equal Priority Intercreditor Agreement and any other intercreditor agreement expressly contemplated by this Agreement, (ii) enter into any Collateral Document, or (iii) make or consent to any filings or take any other actions in connection therewith (and any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, such agreements in connection with the Incurrence by any Loan Party of any Indebtedness of such Loan Party that is permitted to be secured pursuant to Sections 7.01 and 7.02 of this Agreement, in order to permit such Indebtedness to be secured by a valid, perfected lien on the Collateral (with such priority as may be designated by such Loan Party,

197 to the extent such priority is permitted by the Loan Documents)), and the parties hereto acknowledge that the Equal Priority Intercreditor Agreement any other intercreditor agreement, Collateral Document, consent, filing or other action will be binding upon them. Each Lender and other Secured Party (a) understands, acknowledges and agrees that Liens will be created on Collateral pursuant to the Existing First Lien Credit Agreement, which Liens shall be subject to the terms and conditions of the Equal Priority Intercreditor Agreement, (b) hereby agrees that it will be bound by and will take no actions contrary to the provisions of the Equal Priority Intercreditor Agreement or any other intercreditor agreement (if entered into) and (c) hereby authorizes and instructs the Administrative Agent and the Collateral Agent to enter into the Equal Priority Intercreditor Agreement and any other intercreditor agreement contemplated by this Agreement or Collateral Document (and any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, such agreements in connection with the Incurrence by any Loan Party of any Indebtedness of such Loan Party that is permitted to be secured pursuant to Sections 7.01 and 7.02 of this Agreement, in order to permit such Indebtedness to be secured by a valid, perfected lien on the Collateral (with such priority as may be designated by such Loan Party, to the extent such priority is permitted by the Loan Documents)), and to subject the Liens on the Collateral securing the Obligations to the provisions thereof. (b) The terms of this Agreement and the other Loan Documents (other than the Equal Priority Intercreditor Agreement), any Lien granted to the Administrative Agent pursuant to any Loan Document and the exercise of any right or remedy by the Administrative Agent hereunder are subject to the provisions of the Equal Priority Intercreditor Agreement. In the event of any inconsistency between the provisions of this Agreement and the Loan Documents (other than the Equal Priority Intercreditor Agreement), on the one hand, and the Equal Priority Intercreditor Agreement, on the other hand, the provisions of the Equal Priority Intercreditor Agreement shall supersede the provisions of this Agreement and the Loan Documents (other than the Equal Priority Intercreditor Agreement). Without limiting the generality of the foregoing, and notwithstanding anything herein to the contrary, all rights and remedies of the Administrative Agent and the Lenders shall be subject to the terms of the Equal Priority Intercreditor Agreement and until the satisfaction of the Termination Conditions (as defined in the Existing First Lien Credit Agreement), (x) any obligation of any Loan Party hereunder or under any other Loan Document with respect to the delivery of any Collateral, shall be deemed to be satisfied if such Loan Party delivers such Collateral to the Controlling Collateral Agent (as defined in the Equal Priority Intercreditor Agreement) as bailee for the Collateral Agent pursuant to the terms of the Equal Priority Intercreditor Agreement and (y) if the Existing First Lien Administrative Agent grants an extension of time pursuant to a provision in the Existing First Lien Loan Documents that is substantially similar to Section 6.12 of this Agreement, the Administrative Agent and the Lenders shall automatically be deemed to accept such determination hereunder and shall execute any documentation, if applicable, in connection therewith. Section 9.16 Withholding Tax. To the extent required by any applicable Law, the Administrative Agent may withhold from any payment to any Lender or L/C Issuer an amount equivalent to any applicable withholding Tax. Without limiting or expanding the provisions of Section 3.01, each Lender or L/C Issuer shall indemnify the Administrative Agent against, and shall make payable in respect thereof within 30 days after demand therefor, all Taxes and all related losses, claims, liabilities and expenses (including fees, charges and disbursements of any counsel for the Administrative Agent) incurred by or asserted against the Administrative Agent by the U.S. Internal Revenue Service or any other Governmental Authority as a result of the failure of the Administrative Agent to properly withhold tax from amounts paid to or for the account of any Lender or L/C Issuer for any reason (including, without limitation, because the appropriate form was not delivered or not properly executed, or because such Lender or L/C Issuer failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding tax ineffective), whether or not such Tax was correctly or legally imposed or asserted. A certificate as to the amount of such payment or liability delivered to any Lender or L/C Issuer by the Administrative Agent shall be conclusive absent manifest

198 error. Each Lender and L/C Issuer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or L/C Issuer under this Agreement, any other Loan Document or otherwise against any amount due the Administrative Agent under this Section 9.16. The agreements in this Section 9.16 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender or L/C Issuer and the repayment, satisfaction or discharge of all other obligations under any Loan Document. Section 9.17 ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84- 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases

199 being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent, the Arrangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). Section 9.18 Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender Recipient Party, whether or not in respect of an Obligation due and owing by the Loan Parties at such time, where such payment is a Rescindable Amount, then in any such event, each Lender Recipient Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Lender Recipient Party in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender Recipient Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Lender Recipient Party promptly upon determining that any payment made to such Lender Recipient Party comprised, in whole or in part, a Rescindable Amount. Notwithstanding anything to the contrary herein or in any other Loan Document, this Section 9.18 will not create any additional Obligations of the Loan Parties under the Loan Documents or otherwise increase or alter such Obligations. ARTICLE X. Miscellaneous Section 10.01 Amendments, Etc. Except as otherwise expressly set forth in this Agreement or the applicable Loan Document, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders (or by the Administrative Agent at the instruction of the Required Lenders) and the Borrower or the applicable Loan Party, as the case may be (other than with (x) respect to any amendment or waiver contemplated by clauses (a), (b), (c) and (d) below, which shall only require the consent of the applicable Loan Parties and the Lenders expressly set forth therein (and not the Required Lenders), (y) with respect to any amendment or waiver contemplated by clause (e)(ii) or (j) below, which shall only require the consent of the applicable Loan Parties and the Revolving Credit Lenders (and not the Required Lenders) and (z) with respect to any amendment or waiver contemplated in clause (i) below, which shall only require the consent of the applicable Loan Parties and the Required Facility Lenders under the applicable Tranche (and not the Required Lenders)), and each such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall: (a) extend or increase the Commitment of any Lender, in each case without the written consent of such Lender (it being understood that the waiver of (or amendment to the terms of) any Default or Event of Default, condition precedent, mandatory prepayment or mandatory reduction of the Commitments shall not constitute an extension or increase of any Commitment of any Lender);

200 (b) postpone any date scheduled for, or reduce the amount of, any payment of principal of, or interest on, any Loan or L/C Borrowing or any fees or other amounts payable hereunder, without the written consent of each Lender directly and adversely affected thereby (and subject to such further requirements as may be applicable thereto under the last two paragraphs of this Section 10.01), it being understood that (x) the waiver of any obligation to pay interest at the Default Rate, the amendment or waiver of any mandatory prepayment of Loans, the waiver of (or amendment to the terms of) any Default or Event of Default, and extensions for administrative convenience as agreed by the Administrative Agent shall not constitute a postponement of any date scheduled for the payment of principal, interest or fees and (y) the waiver of any obligation to pay interest at the Default Rate, the waiver of (or amendment to the terms of) any Default, Event of Default or condition precedent or mandatory prepayment or any change to the definition of a financial ratio or in the component definitions thereof shall not constitute a reduction in any payment of principal of, or interest on, any Loan or any fees or other amounts; (c) reduce the principal of, or the rate of interest specified herein on, or change the currency of, any Loan or L/C Borrowing (it being understood that a waiver of any Default or Event of Default or mandatory prepayment shall not constitute a reduction or forgiveness of principal), or any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby, it being understood that any change to the definition of a financial ratio or in the component definitions thereof shall not constitute a reduction in any rate of interest or any fees based thereon; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate; (d) modify the provisions of Section 2.12(a), 2.13 or 8.04 in a manner that would by its terms alter the pro rata sharing or application of payments required thereby without the written consent of each Lender directly and adversely affected thereby; (e) change (i) any provision of this Section 10.01 (other than the last three paragraphs of this Section), or the definition of “Required Lenders,” or any other provision hereof specifying the number or percentage of Lenders or portion of the Loans or Commitments required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder (other than modifications in connection with repurchases of Term Loans, amendments with respect to the New Term Facilities and amendments with respect to extensions of maturity, which shall only require the written consent of each Lender directly and adversely affected thereby), without the written consent of each Lender, or (ii) the definition of “Required Revolving Lenders,” without the written consent of each Revolving Credit Lender; (f) release all or substantially all of the Liens on the Collateral in any transaction or series of related transactions, without the written consent of each Lender; (g) release all or substantially all of the Guarantees provided by the Guarantors, or all or substantially all of the Guarantors, without the written consent of each Lender; (h) subordinate (x) the Liens securing any of the Obligations on all or substantially all of the Collateral (“Specified Liens”) in contractual lien priority to the Liens on all or substantially all of the Collateral securing any other Indebtedness for borrowed money or (y) any Obligations in contractual payment priority to any other Indebtedness for borrowed money (any such other Indebtedness for borrowed money, to which such Specified Liens or such Obligations, as applicable, are subordinated, “Senior Indebtedness”), in either case of subclause (x) or (y),

201 without the consent of each Lender, unless (1) such Senior Indebtedness is in connection with any debtor-in-possession financing or equivalent financing under any Debtor Relief Laws or any other use of Collateral in any proceeding under any Debtor Relief Laws) or (2) each adversely affected Lender (other than a Defaulting Lender) has been offered a bona fide opportunity to fund or otherwise provide its pro rata share (based on the principal amount of Loans or Commitments that are adversely affected thereby held by each Lender (other than a Defaulting Lender)) of the Senior Indebtedness on the same terms (other than bona fide backstop fees, any arrangement or restructuring fees and reimbursement of counsel fees and other expenses in connection with the negotiation of the terms of such transaction; such fees and expenses, “Ancillary Fees”) as offered to all other providers (or their Affiliates) of the Senior Indebtedness and to the extent such adversely affected Lender decides to participate in the Senior Indebtedness, receives its pro rata share of the fees and any other similar benefit (other than Ancillary Fees) of the Senior Indebtedness afforded to the providers of the Senior Indebtedness (or any of their Affiliates) in connection with providing the Senior Indebtedness pursuant to a written offer made to each such adversely affected Lender describing the material terms of the arrangements pursuant to which the Senior Indebtedness is to be provided, which offer shall remain open to each such adversely affected Lender for a period of not less than five (5) Business Days; provided, however that (1) if any such adversely affected Lender does not accept an offer to provide its pro rata share of such Senior Indebtedness within the time specified for acceptance in such offer being made, it shall be deemed to have declined such offer and (2) any subordination expressly permitted by this Agreement in effect on the Closing Date or any other Loan Document in effect on the Closing Date (including any Intercreditor Agreement in effect on the Closing Date or Section 9.11 of this Agreement in effect on the Closing Date) shall not be restricted by subclauses (x) and (y) above; (i) amend, waive or otherwise modify any term or provision which directly affects Lenders of one or more Tranches of Loans or Commitments and does not directly affect Lenders under any other Tranche of Loans or Commitments, in each case, without the written consent of the Required Facility Lenders under such applicable Tranche (and in the case where all outstanding Tranches are affected, such Required Facility Lenders shall consent together as one Tranche); or (j) amend, waive or otherwise modify any term or provision (including the waiver of any conditions set forth in Section 4.02 as to any Credit Extension under the Revolving Credit Facility) which directly affects Lenders under the Revolving Credit Facility and does not directly affect Lenders under any other Facilities, in each case, without the written consent of the Required Revolving Lenders; provided, however, that the amendments, waivers or other modifications described in this clause (i) shall not require the consent of any Lenders other than the Required Revolving Lenders; and provided further that (i)(x) no amendment, waiver or consent shall, unless in writing and signed by an L/C Issuer in addition to the Borrower and the Lenders required above, affect the rights or duties of such L/C Issuer, in its capacity as such, under this Agreement or any Letter of Credit Application or other Issuer Document relating to any Letter of Credit issued or to be issued by it and (y) the definition of “L/C Issuer Sublimit” may be amended with the consent of the applicable L/C Issuer and the Borrower; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Lender in addition to the Borrower and the Lenders required above, affect the rights or duties of the Swingline Lender, in its capacity as such, under this Agreement, (iii) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Lender and the Borrower, change the Swingline Sublimit; (iv) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent or the Collateral Agent, as applicable, in their respective capacities as such, in addition to the Borrower and the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent or

202 the Collateral Agent, as applicable, under this Agreement or any other Loan Document; and (v) Section 10.07(g) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification. Notwithstanding anything to the contrary herein, any amendment, modification, waiver or other action which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders or Affiliate Lenders (other than Debt Fund Affiliates), except that (x) no amendment, waiver or consent relating to Section 10.01(a), (b) or (c) may be effected, in each case without the consent of such Defaulting Lender or Affiliate Lender and (y) any amendment, modification, waiver or other action that by its terms adversely affects any Defaulting Lender or Affiliate Lender in its capacity as a Lender in a manner that differs in any material respect from, and is more adverse to such Defaulting Lender or Affiliate Lender than it is to, other affected Lenders shall require the consent of such Defaulting Lender or Affiliate Lender. Notwithstanding anything to the contrary herein, any waiver, amendment, modification or consent in respect of this Agreement or any other Loan Document that by its terms affects the rights or duties under this Agreement or any other Loan Document of Lenders holding Loans or Commitments of a particular Tranche (but not the Lenders holding Loans or Commitments of any other Tranche) may be effected by an agreement or agreements in writing entered into by the Borrower and the requisite percentage in interest of the Lenders with respect to such Tranche that would be required to consent thereto under this Section 10.01 if such Lenders were the only Lenders hereunder at the time. This Section 10.01 shall be subject to any contrary provision of Section 1.09, Section 2.14 or Section 2.18. In addition, notwithstanding anything else to the contrary contained in this Section 10.01, (a) this Agreement and the other Credit Documents may be amended to effect an incremental facility or refinancing facility pursuant to Section 2.14 or Section 2.18 (and the Administrative Agent and the Borrower may effect such amendments to this Agreement and the other Credit Documents without the consent of any other party as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the terms of any such incremental facility or refinancing facility) (including, for the avoidance of doubt, to include appropriately the Lenders holding such facilities in any determination of Required Lenders, Required Revolving Lenders, or Required Facility Lenders), (b) if the Administrative Agent and the Borrower shall have jointly identified an obvious error or any error, ambiguity or omission, defect or inconsistency of a technical or administrative nature, in each case, in any provision of the Loan Documents, then the Administrative Agent and the Borrower shall be permitted to amend such provision, (c) the Administrative Agent and the Borrower shall be permitted to amend or waive any provision of any Collateral Document, the Guaranty, or enter into any new agreement or instrument, to be consistent with this Agreement and the other Loan Documents or as required by local law or advised by local counsel in the applicable jurisdiction to give effect to any guaranty, or to give effect to or to protect any security interest for the benefit of the Secured Parties, in any property so that the security interests comply with applicable Law or otherwise to comply with local law, and in each case, such amendments, waivers documents and agreements shall become effective without any further action or consent of any other party to any Loan Document and (d) the Administrative Agent and the Borrower shall be permitted to amend this Agreement and the other Credit Documents to create a fungible Tranche of Term Loans that is otherwise permitted under this Agreement (including by increasing (but, for the avoidance of doubt, not by decreasing), the amount of amortization due and payable with regard to any Tranche of Term Loans). Notwithstanding anything to the contrary herein, in connection with any amendment, modification, waiver or other action requiring the consent or approval of Required Lenders, Lenders that are Debt Fund Affiliates shall not be permitted, in the aggregate, to account for more than 49.9% of the amounts actually included in determining whether the threshold in the definition of “Required Lenders” has been satisfied, with amounts in excess of 49.9% being deemed to have voted pro rata to the relevant Lenders that are not Debt Fund Affiliates.

203 Notwithstanding anything to the contrary herein, at any time and from time to time, upon notice to the Administrative Agent (who shall promptly notify the applicable Lenders) specifying in reasonable detail the proposed terms thereof, the Borrower may make one or more loan modification offers to (i) Lenders of any Facility that would, if and to the extent accepted by any such Lender (each, an “Accepting Lender”), (a) extend the scheduled Maturity Date and any amortization of the Loans and Commitments under such Facility and/or change the Applicable Rate and/or fees payable with respect to the Loans and Commitments under such Facility (in each case solely with respect to the Loans and Commitments of Accepting Lenders in respect of which an acceptance is delivered) and (b) treat the Loans and Commitments so modified as a new “Facility” for all purposes under this Agreement; provided that no loan modification shall affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent or any L/C Issuer, without its prior written consent or (ii) Lenders of any Facility that would, if and to the extent accepted by any Accepting Lender, (a) extend the scheduled Maturity Date and any amortization of the Loans and Commitments under such Facility and, if applicable, change the Applicable Rate and/or fees payable with respect to the Loans and Commitments under such Facility (in each case solely with respect to the Loans and Commitments of accepting Lenders in respect of which an acceptance is delivered) and (b) treat the Loans and Commitments so modified as a new “Facility” for all purposes under this Agreement; provided that in no event shall (x) extended Loans and Commitments receive a greater than ratable share of any optional or mandatory prepayments than such non-extended Loans and Commitments of the original Facility from which such Loans and Commitments are extended (the “Non-Extended Loans and Commitments”), in each case, prior to the final maturity date of such Non- Extended Loans and Commitments applicable at the time of such loan modification and (y) no loan modification shall affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent or any L/C Issuer, without its prior written consent. In connection with any such loan modification offer, the Borrower and each Accepting Lender shall execute and deliver to the Administrative Agent such agreements and other documentation as the Administrative Agent shall reasonably specify to evidence the acceptance of the applicable loan modification offer and the terms and conditions thereof, and this Agreement and the other Loan Documents shall be amended in a writing (which may be executed and delivered by the Borrower and the Administrative Agent and shall be effective only with respect to the applicable Loans and Commitments of Lenders that shall have accepted the relevant loan modification offer (and only with respect to Loans and Commitments as to which any such Lender has accepted the loan modification offer)) to the extent necessary or appropriate, in the judgment of the Administrative Agent, to reflect the existence of, and to give effect to the terms and conditions of, the applicable loan modification (including the addition of such modified Loans and/or Commitments as a “Facility” hereunder). No Lender shall have any obligation whatsoever to accept any loan modification offer, and may reject any such offer in its sole discretion. On the effective date of any loan modification applicable to the Revolving Credit Facility, the Borrower shall prepay any Revolving Credit Loans or L/C Advances (to the extent participated to Revolving Credit Lenders) outstanding on such effective date (and pay any additional amounts required pursuant to Section 3.06) to the extent necessary to keep the outstanding Revolving Credit Loans or L/C Advances (to the extent participated to Revolving Credit Lenders), as the case may be, ratable with any revised Pro Rata Share of a Revolving Credit Lender in respect of the Revolving Credit Facility arising from any non- ratable loan modification to the Revolving Credit Commitments under this Section 10.01. Notwithstanding the foregoing, no modification referred to above shall become effective unless the Administrative Agent, to the extent reasonably requested by the Administrative Agent, shall have received legal opinions, board resolutions, officer’s certificates and/or reaffirmation agreements with respect to such transaction. Notwithstanding anything to the contrary herein, in connection with any determination as to whether the requisite Lenders have (A) consented (or not consented) to any amendment, modification or waiver of any provision of this Agreement or any other Loan Document or any departure by Holdings, the

204 Borrower or any Restricted Subsidiary therefrom, (B) otherwise acted on any matter related to this Agreement or any Loan Document or (C) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to, or under, this Agreement or any Loan Document, any Lender (other than any Lender that is a Regulated Bank or any Affiliate thereof) (or any Affiliate of any such Lender (provided that for purposes of this paragraph, Affiliates of Net Short Lenders shall not include Persons that are subject to customary procedures to prevent the sharing of confidential information between such Lender and such Person and such Person is managed having independent fiduciary duties to the investors or other equityholders of such Person) that, as a result of its (or its Affiliates’) interest in any total return swap, total rate of return swap, credit default swap or other derivative contract (other than any such total return swap, total rate of return swap, credit default swap or other derivative contract entered into pursuant to bona fide market making activities), has a net short position with respect to any of the Loans or Commitments or with respect to any other tranche, class or series of Indebtedness for borrowed money incurred or issued by Holdings or any of its Restricted Subsidiaries (including commitments with respect to any revolving credit facility) (each such item of Indebtedness, including the Loan and Commitments, “Specified Indebtedness”), on the later of (x) the date such amendment, modification or waiver is posted for review by Lenders generally and (y) the date, if any, that such Lender consents to such amendment, modification or waiver (each such Lender, a “Net Short Lender”) shall have no right to vote with respect to any amendment, modification or waiver of this Agreement or any other Loan Documents and shall be deemed to have voted its interest as a Lender without discretion in the same proportion as the allocation of voting with respect to such matter by Lenders who are not Net Short Lenders (including in any plan of reorganization, adjustment or composition or similar arrangement). For purposes of determining whether a Lender (alone or together with its Affiliates) has a “net short position” on any date of determination: (i) derivative contracts with respect to any Specified Indebtedness and such contracts that are the functional equivalent thereof shall be counted at the notional amount of such contract in Dollars, (ii) notional amounts in other currencies shall be converted to the dollar equivalent thereof by such Lender in a commercially reasonable manner consistent with generally accepted financial practices and based on the prevailing conversion rate (determined on a mid-market basis) on the date of determination, (iii) derivative contracts in respect of an index that includes Holdings or any other Restricted Subsidiary or any instrument issued or guaranteed by Holdings or any other Restricted Subsidiary shall not be deemed to create a short position with respect to such Specified Indebtedness, so long as (x) such index is not created, designed, administered or requested by such Lender or its Affiliates and (y) Holdings and the other Restricted Subsidiaries and any instrument issued or guaranteed by Holdings and the other Restricted Subsidiaries, collectively, shall represent less than 5.0% of the components of such index, (iv) derivative transactions that are documented using either the 2014 ISDA Credit Derivatives Definitions or the 2003 ISDA Credit Derivatives Definitions (collectively, the “ISDA CDS Definitions”) shall be deemed to create a short position with respect to the relevant Specified Indebtedness if such Lender or its Affiliates is a protection buyer or the equivalent thereof for such derivative transaction and (x) the relevant Specified Indebtedness is a “Reference Obligation” under the terms of such derivative transaction (whether specified by name in the related documentation, included as a “Standard Reference Obligation” on the most recent list published by Markit, if “Standard Reference Obligation” is specified as applicable in the relevant documentation or in any other manner), (y) the relevant Specified Indebtedness would be a “Deliverable Obligation” under the terms of such derivative transaction or (z) Holdings or any other Restricted Subsidiary is designated as a “Reference Entity” under the terms of such derivative transaction and (v) credit derivative transactions or other derivatives transactions not documented using the ISDA CDS Definitions shall be deemed to create a short position with respect to any Specified Indebtedness if such transactions offer the Lender or its Affiliates protection against a decline in the value of such Specified Indebtedness, or in the credit quality of Holdings or any other Restricted Subsidiary, in each case, other than as part of an index so long as (x) such index is not created, designed, administered or requested by such Lender or its Affiliates and (y) Holdings and the other Restricted Subsidiaries, and any instrument issued or guaranteed by Holdings or the other Restricted Subsidiaries, collectively, shall represent less than 5.0% of the components of such

205 index. In connection with any amendment, modification or waiver of this Agreement or the other Loan Documents, each Lender (other than any Lender that is a Regulated Bank) will be deemed to have represented to the Borrower and the Administrative Agent that it does not constitute a Net Short Lender, in each case, unless such Lender shall have notified the Borrower and the Administrative Agent prior to the requested response date with respect to such amendment, modification or waiver that it constitutes a Net Short Lender (it being understood and agreed that the Borrower and the Administrative Agent shall be entitled to rely on each such representation and deemed representation). The Administrative Agent shall not (a) be obligated to ascertain, monitor or inquire as to whether any Lender is a Net Short Lender or have any liability in connection therewith or (b) have any responsibility or liability for enforcing the Borrower’s or any Lender’s compliance with the terms of any of the provisions set forth herein with respect to Net Short Lenders. Notwithstanding anything else to the contrary contained in this Section 10.01, no Lender consent is required to effect any amendment or supplement to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents required or permitted by Section 1.09. Section 10.02 Notices; Electronic Communications. (a) General. Unless otherwise expressly provided herein, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to Holdings, any other Loan Party, the Administrative Agent, the Collateral Agent, the Swingline Lender or an L/C Issuer, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 10.02 or to such other address, telecopier number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties hereto, as provided in Section 10.02(d); and (ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in clause (b) below shall be effective as provided in such clause (b). (b) Electronic Communications. Notices and other communications to the Lenders, the Swingline Lender and the L/C Issuers hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender, the Swingline Lender or any L/C Issuer pursuant to Article II if such Lender, the Swingline Lender or such L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving, or is unwilling to receive, notices under Article II by electronic communication. The Administrative Agent or the Borrower may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

206 Unless the Administrative Agent otherwise prescribes (with the Borrower’s consent), (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT-RELATED PERSONS DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT-RELATED PERSON IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall any Agent-Related Person have any liability to any Loan Party or any of their respective Subsidiaries, any Lender, the Swingline Lender, any L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Agent-Related Person; provided, however, that in no event shall any Agent-Related Person have any liability to any Loan Party or any of their respective Subsidiaries, any Lender, the Swingline Lender, any L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (d) Change of Address, Etc. Each of Holdings, the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the Swingline Lender and each L/C Issuer may change its address, telecopier, telephone number or electronic mail address for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier, telephone number or electronic mail address for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, and each L/C Issuer. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including foreign and United States federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to Holdings, the Borrower or their securities for purposes of foreign and United States federal or state securities laws. (e) Reliance by Administrative Agent, Collateral Agent, L/C Issuer, the Swingline Lender and Lenders. The Administrative Agent, the Collateral Agent, the Swingline Lender, the L/C Issuers and

207 the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof except to the extent such reliance is deemed to be gross negligence, bad faith or willful misconduct of the Administrative Agent, Collateral Agent, the Swingline Lender, L/C Issuer or Lender in a final non-appealable judgment of a court of competent jurisdiction. The Borrower shall indemnify the Administrative Agent, the Collateral Agent, the Swingline Lender, each L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower to the extent required by Section 10.05. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. Section 10.03 No Waiver; Cumulative Remedies; Enforcement. (a) No failure by any Lender, the Swingline Lender, any L/C Issuer, the Administrative Agent or the Collateral Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided hereunder and under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. (b) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent or the Collateral Agent in accordance with Section 8.02 for the benefit of all the Lenders, the Swingline Lender and the L/C Issuers; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent or the Collateral Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as the Administrative Agent or the Collateral Agent) hereunder and under the other Loan Documents, (b) each L/C Issuer from exercising the rights and remedies that inure to its benefit (solely in its capacity as an L/C Issuer) hereunder and under the other Loan Documents, or (c) any Lender, including the Swingline Lender, from exercising setoff rights in accordance with Section 10.09 (subject to the terms of Section 2.13); and provided further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b) and (c) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. In the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale, the Administrative Agent, the Collateral Agent or any Lender (or any person nominated by them) may be the purchaser of any or all of such Collateral at any such sale and the Administrative Agent, as agent for and representative of the Lenders (but not any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold in any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any Collateral payable by the Administrative Agent at such sale.

208 Section 10.04 Expenses. The Borrower agrees (a) to pay or reimburse the Administrative Agent and the other Agents and the Arrangers (solely with respect to clause (x)) for all reasonable and documented out-of-pocket costs and expenses incurred in connection with (x) the preparation, negotiation, syndication and execution of this Agreement and the other Loan Documents, and (y) any amendment, waiver, consent or other modification of the provisions hereof and thereof, and (z) the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees, disbursements and other charges of counsel (limited to the reasonable and documented fees, disbursements and other charges of one primary counsel to the Agents and, if necessary, one local counsel in each relevant jurisdiction (which may include a single special counsel acting in multiple jurisdictions), in each case, in jurisdictions material to the interests of the Lenders), and (b) to pay or reimburse the Administrative Agent, the other Agents and each Lender (including, for the avoidance of doubt, each L/C Issuer and the Swingline Lender) for all reasonable documented out-of-pocket costs and expenses incurred in connection with the enforcement of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law or in connection with any workout or restructuring), including the fees, disbursements and other charges of counsel (limited to the reasonable fees, disbursements and other charges of one counsel to the Administrative Agent, the other Agents and the Lenders taken as a whole, and, if necessary, of one local counsel in each relevant jurisdiction (which may include a single special counsel acting in multiple jurisdictions), in each case, in jurisdictions material to the interests of the Lenders and, in the event of any actual or perceived conflict of interest, one additional counsel in each relevant jurisdiction for each Lender or group of similarly affected Lenders or Agents subject to such conflict after notification to the Borrower). The foregoing costs and expenses shall include all reasonable search, filing, recording, title insurance and appraisal charges and fees and Taxes related thereto, and other out-of-pocket expenses incurred by any Agent. All amounts due under this Section 10.04 shall be paid within 30 days after invoiced or a written demand therefor (with a reasonably detailed invoice with respect thereto), together with backup documentation supporting such reimbursement request. The agreements in this Section 10.04 shall survive the termination of the Aggregate Commitments and repayment of all other Obligations. If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it hereunder or under any Loan Document, such amount may be paid on behalf of such Loan Party by the Administrative Agent after any applicable grace periods have expired, in its sole discretion and the Borrower shall promptly reimburse the Administrative Agent, as applicable. This Section 10.04 shall not apply with respect to Taxes other than any Taxes arising from any non-Tax cost or expense. Section 10.05 Indemnification by the Borrower. The Borrower shall indemnify and hold harmless each Arranger, each Agent-Related Person, each Lender, the Swingline Lender, each L/C Issuer, each of their respective Affiliates and each partner, director, officer, employee, counsel, advisor, controlling person and other representative of the foregoing and, in the case of any funds, trustees and advisors and attorneys-in-fact (collectively, the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs (including settlement costs), disbursements, and reasonable and documented or invoiced out-of-pocket fees and expenses (including the reasonable and documented fees, disbursements and other charges of (i) one counsel to the Indemnitees taken as a whole, (ii) in the case of an actual or perceived conflict of interest, where the Indemnitee affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of another firm of counsel for each such affected Indemnitee in each relevant jurisdiction material to the interests of the Lenders, and (iii) if necessary, one local counsel in each jurisdiction material to the interests of the Indemnitees (which may include a single counsel acting in multiple jurisdictions)) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted or awarded against any such Indemnitee in any way relating to or arising out of or in connection with or by reason of (x) any actual or prospective claim, litigation, investigation or proceeding in any way relating to, arising out of, in connection with or by reason of any of the following, whether

209 based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding): (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby or (b) any Commitment, Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, disbursements, fees or expenses (A) are determined by a court of competent jurisdiction in a final and non-appealable judgment to have resulted from the bad faith, gross negligence or willful misconduct of, or a material breach of the Loan Documents by, such Indemnitee or any of its Affiliates or controlling persons or any of the officers, directors, employees, agents, advisors, or members of any of the foregoing or (B) arise from any dispute that is among Indemnitees (other than any dispute involving claims against the Administrative Agent, any Arranger or any other Agent, in each case in their respective capacities as such) that does not involve actions or omissions of any direct or indirect parent or controlling person of Holdings or its Subsidiaries; or (y) any actual or alleged presence or Release of Hazardous Materials at, on, under or from any property currently or formerly owned or operated by Holdings or any of its Subsidiaries, or any Environmental Liability related in any way to Holdings or any of its Subsidiaries, ((x) and (y), collectively, the “Indemnified Liabilities”)). In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 10.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnitee or any other Person, and whether or not any Indemnitee is otherwise a party thereto. Should any investigation, litigation or proceeding be settled, or if there is a judgment in any such investigation, litigation or proceeding, the Borrower shall indemnify and hold harmless each Indemnitee in the manner set forth above; provided that the Borrower shall not be liable for any settlement effected without the Borrower’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed). Each Indemnitee shall be obligated to refund or return any and all amounts paid by the Borrower pursuant to this Section 10.05 to such Indemnitee for any fees, expenses, or damages to the extent such Indemnitee is not entitled to payment of such amounts in accordance with the terms hereof, as determined by a court of competent jurisdiction in a final and non-appealable judgment. All amounts due under this Section 10.05 shall be payable within 30 days after written demand therefor, accompanied by backup documentation. The agreements in this Section 10.05 shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. This Section 10.05 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. Section 10.06 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to any Agent, any L/C Issuer, the Swingline Lender or any Lender, or any Agent, any L/C Issuer, the Swingline Lender or any Lender, in each case in their capacities as such, exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be or avoided as fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent, such L/C Issuer, the Swingline Lender or such Lender in its discretion) to be repaid to a trustee, debtor-in-possession, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and each L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds

210 Rate from time to time in effect. The obligations of the Lenders, the Swingline Lender and the L/C Issuers under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. Section 10.07 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee (other than to any Disqualified Institution) in accordance with the provisions of Section 10.07(b), (ii) by way of participation in accordance with the provisions of Section 10.07(d), (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.07(f) or (iv) to an SPC in accordance with the provisions of Section 10.07(g) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 10.07(d) and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans (including, for purposes of this Section 10.07(b), participations in L/C Obligations and Swingline Loans) at the time owing to it); provided that: (i) (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment under any Facility and the Loans at the time owing to it under such Facility no minimum amount shall need be assigned, (B) in the case of an Existing Lender Assignment no minimum amount shall need be assigned, and (C) in any case not described in clause (b)(i)(A) and (B) of this Section 10.07, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the outstanding principal balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $1,000,000 unless each of the Administrative Agent and the Borrower otherwise consents; provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met; (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned (including the L/C Issuer Sublimit), except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis (it being understood that the Letter of Credit Facility and the Revolving Credit Facility shall be considered part of the same Facility for purposes of this clause (ii)); (iii) no consent shall be required for any assignment except to the extent required by clause (b)(i)(C) of this Section 10.07 and, in addition (A) the consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed) shall be required for any assignment unless (1) a Specified Event of Default has occurred and is continuing at the time of such assignment, (2) such

211 assignment is an Existing Lender Assignment or (3) such assignment is in respect of the Revolving Credit Facility and is to a Revolving Credit Lender, an Affiliate of a Revolving Credit Lender or an Approved Fund related to a Revolving Credit Lender; provided that (1) the Borrower shall be deemed to have consented to any assignment unless the Borrower objects thereto by written notice to the Administrative Agent within ten (10) Business Days after having received written notice thereof, (2) following the Closing Date, the Borrower shall be deemed to have consented to an assignment to any Lender if such Lender was, prior to such assignment, identified and approved in the initial allocations of the Loans and Commitments approved by the Borrower in connection with the initial syndication of the Term Facility and (3) the Borrower may in its sole discretion withhold its consent to any assignment to any Person that is not a Disqualified Institution but is known by the Borrower to be an Affiliate of a Disqualified Institution regardless of whether such Person is identifiable as an Affiliate of a Disqualified Institution on the basis of such Affiliate’s name, (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed) shall be required for any assignment unless (1) such assignment is an Existing Lender Assignment, (2) such assignment is in respect of the Revolving Credit Facility and is to a Revolving Credit Lender, an Affiliate of a Revolving Credit Lender or an Approved Fund related to a Revolving Credit Lender or (3) such assignment is permitted by Section 10.07(i) or Section 10.07(j) (provided that in each case the Administrative Agent shall acknowledge any such assignment) and (C) the consent of each L/C Issuer and the Swingline Lender (such consent not to be unreasonably withheld, conditioned or delayed) shall be required for any assignment in respect of the Revolving Credit Facility; (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption via an electronic settlement system acceptable to the Administrative Agent (or, if previously agreed with the Administrative Agent, manually), together with a processing and recordation fee of $3,500 (except (1) no processing and recordation fee shall be payable in the case of assignments permitted by Section 10.07(i) or Section 10.07(j), (2) no processing and recordation fee shall be payable in the case of assignments in connection with the initial syndication of the Facilities, (3) in the case of contemporaneous assignments by any Lender to one or more Approved Funds, only a single processing and recording fee shall be payable for such assignments, (4) no processing and recordation fee shall be payable for assignments among Approved Funds or among any Lender and any of its Approved Funds and (5) the Administrative Agent, in its sole discretion, may elect to waive or reduce such processing and recording fee in the case of any assignment). Each Eligible Assignee that is not an existing Lender shall deliver to the Administrative Agent an Administrative Questionnaire; (v) no such assignment shall be made (A) to any Defaulting Lender or any of its Affiliates, or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or a Subsidiary of a Defaulting Lender, (B) to any Natural Person, (C) to any Disqualified Institution, (D) to Holdings, the Borrower or any of their Subsidiaries except as permitted under clause (j) below, or (E) to any Affiliate Lender except as permitted under Section 10.07(i); (vi) no Revolving Credit Commitments or Revolving Credit Loans may be assigned to any Affiliate Lender; (vii) the assigning Lender shall deliver any Notes or, in lieu thereof, a lost note affidavit and indemnity reasonably acceptable to the Borrower evidencing such Loans to the Borrower or the Administrative Agent; and (viii) in connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which

212 may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable Pro Rata Share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any L/C Issuer, the Swingline Lender or Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full Pro Rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Pro Rata Share; provided that notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this clause, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 10.07(c), from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 10.04 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment, and subject to the obligations set forth in Section 10.08). Upon request, and the surrender by the assigning Lender of its Note (or, in lieu thereof, a lost note affidavit and indemnity reasonably acceptable to the Borrower), the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement (other than any purported assignment or transfer to a Disqualified Institution) that does not comply with this clause (b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.07(d). In connection with any prospective assignment, each assigning Lender shall deliver to the Borrower a copy of its request (including the name of the prospective assignee) for assignment at the time the Administrative Agent is notified of the prospective assignment, irrespective of the existence or non-existence of a Specified Event of Default. (c) The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register in which it shall record the names and addresses of the Lenders, and the Commitments of, and principal amounts (and related interest amounts) of the Loans, L/C Obligations (specifying the Unreimbursed Amounts), L/C Borrowings and amounts due under Section 2.03, owing to each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Agents and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as Defaulting Lender. The Register shall be available for inspection by the Borrower, any Agent and any Lender (but only to entries with respect to itself), at any reasonable time and from time to time upon reasonable prior notice. The parties intend that all Loans will be at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related Treasury regulations (or any other relevant or successor provisions of the Code or of such Treasury regulations), including without limitation under United States Treasury

213 Regulations Section 5f.103-1(c) and Proposed Regulations Section 1.163-5 (and any successor provisions). (d) Any Lender may at any time, without the consent of, or notice to, the Borrower, the Administrative Agent or the L/C Issuers, sell participations to any Person (other than a Natural Person, an Affiliate Lender (other than a Debt Fund Affiliate), a Defaulting Lender or a Disqualified Institution) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 (in the case of any amendment, waiver or other modification described in clause (a), (b) or (c) of such proviso, that directly and adversely affects such Participant). Subject to Section 10.07(e), the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 (subject to the requirements and the limitations of such Sections (it being understood that the documentation required under Section 3.01(g)shall be delivered solely to the participating Lender) and Section 3.08) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.07(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender; provided such Participant agrees to be subject to Section 2.13 as though it were a Lender. (e) A Participant (i) agrees to be subject to the provisions of Section 3.08 as if it were an assignee pursuant to Section 10.07(b) and (ii) shall not be entitled to receive any greater payment under Section 3.01, 3.04 or 3.05 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, except to the extent that a Participant’s right to a greater payment results from a Change in Law after the Participant becomes a Participant. (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) (other than to a Natural Person or a Disqualified Institution) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any central bank having jurisdiction over such Lender; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (g) Notwithstanding anything to the contrary herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an “SPC”) the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof or, if it fails to do so, to make such payment to the Administrative Agent as is required under Section 2.12(b). Each party hereto hereby agrees that an SPC shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 (subject to the requirements and the limitations of such Sections and Section 3.08); provided that neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise

214 increase or change the obligations of the Borrower under this Agreement (including under Section 3.01, 3.04 or 3.05), except to the extent that the SPC’s right to a greater payment results from a Change in Law after the grant to the SPC takes place. Each party hereto further agrees that (i) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (ii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the Lender of record hereunder. Other than as expressly provided in this Section 10.07(g), (A) such Granting Lender’s obligations under this Agreement shall remain unchanged, (B) such Granting Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Granting Lender in connection with such Granting Lender’s rights and obligations under this Agreement. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior debt of any SPC, it will not, other than in respect of matters unrelated to this Agreement or the transactions contemplated hereby, institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding under the laws of the United States or any State thereof. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Borrower and the Administrative Agent and with the payment of a processing fee of $3,500 (except that the Administrative Agent, in its sole discretion, may elect to waive or reduce such processing fee), assign all or any portion of its rights hereunder with respect to any Loan to the Granting Lender and (ii) subject to Section 10.08, disclose on a confidential basis any non- public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC. (h) Notwithstanding anything to the contrary herein, any Lender that is a Fund may create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it to the agent or trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities; provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 10.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents, and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise. (i) Notwithstanding anything to the contrary herein, any Lender may assign all or any portion of its Term Loans, Specified Refinancing Term Loans and New Term Loans hereunder to any Affiliate Lender (including any Debt Fund Affiliate), but only if: (i) the assigning Lender and Affiliate Lender purchasing such Lender’s Term Loans, Specified Refinancing Term Loans or New Term Loans, as applicable, shall execute and deliver to the Administrative Agent an assignment agreement substantially in the form of Exhibit D-2 hereto (an “Affiliate Lender Assignment and Assumption”) in lieu of an Assignment and Assumption; (ii) after giving effect to such assignment, Affiliate Lenders (other than Debt Fund Affiliates) shall not, in the aggregate, own or hold Term Loans, pari passu Specified Refinancing Term Loans and New Term Loans with an aggregate principal amount in excess of 25% of the principal amount of all Term Loans, pari passu Specified Refinancing Term Loans and New Term Loans then outstanding (calculated as of the date of such purchase and after giving effect to any substantially simultaneous cancellations thereof); and

215 (iii) such Affiliate Lender (other than any Debt Fund Affiliate) shall at all times thereafter be subject to the voting restrictions specified in Section 10.01. (j) Notwithstanding anything to the contrary herein, any Lender may assign all or any portion of its Term Loans, Specified Refinancing Term Loans and New Term Loans hereunder to Holdings or any of its Subsidiaries, but only if: (i) such assignment is made pursuant to a Dutch Auction open to all Term Lenders, Specified Refinancing Term Loan lenders or New Term Loan lenders on a pro rata basis; (ii) Holdings and its Subsidiaries do not use the proceeds of the Revolving Credit Facility (whether or not the Revolving Credit Facility has been refinanced pursuant to Section 2.18) to acquire any such Loans; and (iii) any such Term Loans shall be automatically and permanently cancelled immediately upon acquisition thereof by Holdings or any of its Restricted Subsidiaries to the extent permitted by applicable Law; In connection with any assignment pursuant to Section 10.07(i) or (j), each Lender acknowledges and agrees that, in connection therewith, (1) the Affiliate Lenders, Holdings and/or any of its Subsidiaries may have, and later may come into possession of, information regarding the Sponsor, Holdings, any of its Subsidiaries and/or any of their respective Affiliates not known to such Lender and that may be material to a decision by such Lender to participate in such assignment (including material non-public information) (“Excluded Information”), (2) such Lender, independently and, without reliance on the Affiliate Lenders, Holdings, any of its Subsidiaries, any Agent or any of their respective Affiliates, has made its own analysis and determination to participate in such assignment notwithstanding such Lender’s lack of knowledge of the Excluded Information and (3) none of the Affiliate Lenders, Holdings, any of its Subsidiaries, any Agent or any of their respective Affiliates shall have any liability to such Lender, and such Lender hereby waives and releases, to the extent permitted by law, any claims such Lender may have against Affiliate Lenders, Holdings, any of its Subsidiaries, any Agent or any of their respective Affiliates, under applicable laws or otherwise, with respect to the nondisclosure of the Excluded Information. No Affiliate Lender shall be required to make any representation that it is not in possession of material nonpublic information with respect to Holdings, its Subsidiaries or their respective securities. Upon the request of the applicable Affiliated Lender or Holdings or any of its Subsidiaries, the assignor in such transaction shall render a customary “big boy” letter to the applicable Affiliated Lender, Holdings or its applicable Subsidiary. (k) Notwithstanding anything to the contrary herein, (i) Affiliate Lenders (other than Debt Fund Affiliates) shall not have any right to attend (including by telephone) any meeting or discussions (or portion thereof) among the Administrative Agent or any other Lender to which representatives of the Borrower are not then present, (ii) Affiliate Lenders (other than Debt Fund Affiliates) shall not have any right to receive any information or material prepared by the Administrative Agent or any other Lender or any communication by or among the Administrative Agent and one or more other Lenders, except to the extent such information or materials have been made available to the Borrower or its representatives and (iii) no assignments in respect of the Revolving Credit Facility may be made to the Sponsor or any Affiliate of the Sponsor and (iv) neither the Sponsor nor any Affiliate of the Sponsor (other than Debt Fund Affiliates) may be entitled to receive advice of counsel to the Agents or other Lenders and none of them shall challenge any assertion of attorney-client privilege by any Agent or other Lender. Each of the Borrower and each Affiliate Lender (other than any Debt Fund Affiliates) hereby agrees that if a case under Title 11 of the Bankruptcy Code is commenced against the Borrower, such Affiliate Lenders, with respect to any plan of reorganization that does not adversely affect any Affiliate Lender in any material

216 respect as compared to other Lenders, shall be deemed to have voted in the same proportion as the Lenders that are not Affiliate Lenders voting on such matter; and each Affiliate Lender (other than any Debt Fund Affiliates) hereby acknowledges, agrees and consents that if, for any reason, its vote to accept or reject any plan pursuant to the Bankruptcy Code is not deemed to have been so voted, then such vote will be “designated” pursuant to Section 1126(e) of the Bankruptcy Code such that the vote is not counted in determining whether the applicable class has accepted or rejected such plan in accordance with Section 1126(c) of the Bankruptcy Code. (l) Subject to Section 9.09(b), any L/C Issuer may, upon 30 days’ notice to the Borrower and the Lenders, resign as L/C Issuer; provided that on or prior to the expiration of such 30-day period with respect to such resignation, the relevant L/C Issuer shall have identified a successor L/C Issuer willing to accept its appointment as successor L/C Issuer, and the effectiveness of such resignation shall be conditioned upon such successor assuming the rights and duties of such L/C Issuer, as applicable. If an L/C Issuer resigns as L/C Issuer, it shall retain all the rights and obligations of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(d)). Upon the appointment of a successor L/C Issuer, (A) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, and (B) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.. (m) The applicable Lender, acting solely for this purpose as a non-fiduciary agent of the Borrower (solely for tax purposes), shall maintain a register on which it enters the name and address of (i) each SPC (other than any SPC that is treated as a disregarded entity of the Granting Lender for U.S. federal income tax purposes) that has exercised its option pursuant to Section 10.07(g) and (ii) each Participant, and the principal amounts (and related interest amounts) of each such SPC’s and Participant’s interest in such Lender’s rights and/or obligations under this Agreement complying with the requirements of Sections 163(f), 871(h) and 881(c)(2) of the Code and the United States Treasury Regulations (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations and Section 1.163-5(b)(1) of the United States Treasury Regulations, or is otherwise required under the Code and the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and the Borrower and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of the applicable rights and/or obligations of such Lender under this Agreement, notwithstanding notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. Section 10.08 Confidentiality. Each of the Agents and the Lenders agrees to maintain the confidentiality of the Information, except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, trustees, representatives and agents, including accountants, legal counsel and other advisors and service providers on a need-to-know basis (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and shall agree to keep such Information confidential in accordance with customary practices); (b) to the extent requested by any regulatory authority having jurisdiction over such Agent, Lender or its respective Affiliates; (c) in any legal, judicial, administrative proceeding or other

217 compulsory process or otherwise as required by applicable Laws or regulations or by any subpoena or similar legal process, in each case based upon the reasonable advice of the disclosing Agent’s or Lender’s legal counsel (in which case the disclosing Agent or Lender, as applicable, agrees (except with respect to any audit or examination conducted by bank accountants or any governmental bank regulatory authority exercising examination or regulatory authority), to the extent not prohibited by applicable Law, to promptly notify the Borrower prior to such disclosure and allow the Borrower a reasonable opportunity to object to such disclosure in such proceeding or process, and in any event such disclosing party shall use commercially reasonable efforts to ensure that any such information so disclosed is accorded confidential treatment; (d) to any other party to this Agreement; (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (f) subject to an agreement containing provisions substantially the same (or at least as restrictive) as those of this Section 10.08 (or as may otherwise be reasonably acceptable to the Borrower), to any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement; provided that no such disclosure shall be made by such Lender or such Agent or any of their respective Affiliates to any such Person that is a Disqualified Institution; (g) with the written consent of Holdings; (h) to the extent such Information becomes publicly available other than as a result of a breach of this Section 10.08; (i) to any state, federal or foreign authority or examiner (including the National Association of Insurance Commissioners or any other similar organization) regulating any Agent or Lender or any Affiliate of any Agent or Lender; (j) to any rating agency in connection with obtaining a credit rating for Holdings, the Borrower or any of their Subsidiaries or the credit facilities hereunder (it being understood that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Information relating to the Loan Parties received by it from such Agent or Lender); (k) to any contractual counterparty (or prospective contractual counterparty) in any swap, hedge or similar agreement or to any such contractual counterparty’s (or prospective contractual counterparty’s) professional advisor (in each case, other than a Disqualified Institution) or (l) to the extent such Information is the list of Disqualified Institutions, in accordance with the definition of “Disqualified Institutions”. In addition, the Agents and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors or service providers to the lending industry, and service providers to the Agents and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments, and the Credit Extensions; provided that such Person is advised and agrees to be bound by the provisions of this Section 10.08. For the purposes of this Section 10.08, “Information” means all information received from (or on behalf of) any Loan Party or any Subsidiary thereof relating to any Loan Party or any Subsidiary thereof or their respective businesses (including with respect to the target of any actual or potential acquisition or other Investment), other than any such information that is publicly available to any Agent or any Lender prior to disclosure by any Loan Party other than as a result of a breach of this Section 10.08 by such Lender or Agent. Each Agent, each Lender, the Swingline Lender and each L/C Issuer acknowledges that (i) the Information may include material non-public information concerning Holdings or any of its Subsidiaries, (ii) it has developed compliance procedures regarding the use of material non-public information and (iii) it will handle such material non-public information in accordance with applicable Law, including foreign and United States federal and state securities Laws. The respective obligations of the Agents and the Lenders under this Section 10.08 shall survive, to the extent applicable to such Person, for a period of two (2) years after (x) the payment in full of the Obligations and the termination of this Agreement, (y) any assignment of its rights and obligations under this Agreement by such Person and (z) the resignation or removal of such Person as an Agent.

218 Section 10.09 Setoff. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Secured Party is authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, without prior notice to the Borrower or any other Loan Party, any such notice being waived by Holdings (on its own behalf and on behalf of each Loan Party) to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in any currency), other than deposits in fiduciary accounts as to which a Loan Party is acting as fiduciary for another Person who is not a Loan Party and other than payroll or trust fund accounts, at any time held by, and other Indebtedness (in any currency) at any time owing by, such Lender to or for the credit or the account of the respective Loan Parties against any and all Obligations owing to such Secured Party hereunder or under any other Loan Document (or other Secured Document (as defined in the Security Agreement)), now or hereafter existing, irrespective of whether or not such Agent or such Lender shall have made demand under this Agreement or any other Loan Document (or other Secured Document (as defined in the Security Agreement)) and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness or are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such Indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.17 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Each Secured Party agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Secured Party; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent and each Secured Party under this Section 10.09 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent and such Secured Party may have. Section 10.10 Interest Rate Limitation. Notwithstanding anything to the contrary in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by an Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. Section 10.11 [Reserved]. Section 10.12 Integration; Effectiveness. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document (other than the Equal Priority Intercreditor Agreement and any Market Intercreditor Agreement), the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Agents or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto

219 and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto as of the date hereof. Section 10.13 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by each Agent and each Lender, regardless of any investigation made by any Agent or any Lender or on their behalf and notwithstanding that any Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect until the satisfaction of the Termination Conditions. Section 10.14 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.14, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws then such provisions shall be deemed to be in effect only to the extent not so limited. Section 10.15 Governing Law; Jurisdiction; Etc. (a) Governing Law. THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT (OTHER THAN WITH RESPECT TO ANY COLLATERAL DOCUMENTS TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE THEREIN) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) Submission to Jurisdiction. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (OTHER THAN WITH RESPECT TO ANY COLLATERAL DOCUMENT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE THEREIN), OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, ANY LENDER, THE SWINGLINE LENDER OR ANY L/C ISSUER MAY

220 OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (c) Waiver of Venue. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN CLAUSE (b) OF THIS SECTION 10.15. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) Limitation of Liability. None of the Arrangers, Agent-Related Persons, Lenders, nor any of their respective Affiliates nor any partner, director, officer, employee, counsel, advisor, controlling person or other representative of the foregoing and, in the case of any funds, trustees and advisors and attorneys-in-fact (collectively, the “Arranger/Lender-Related Persons”) shall be liable for any damages arising from the use by others of any information or other materials obtained through the Platform or other information transmission systems (including electronic telecommunications) in connection with this Agreement unless determined by a court of competent jurisdiction in a final and non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Arranger/Lender- Related Person. None of the Arranger/Lender-Related Person nor any Loan Party nor any of their respective Related Parties shall have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date); provided that such waiver of special, punitive, indirect or consequential damages shall not limit the indemnification obligations of the Borrower under Section 10.05. Section 10.16 Service of Process. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. Section 10.17 Waiver of Right to Trial by Jury. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10.17 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

221 Section 10.18 Binding Effect. This Agreement shall be binding upon and inure to the benefit of Holdings, the Borrower, each Agent and each Lender and their respective successors and permitted assigns. Section 10.19 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower and Holdings acknowledge and agree that: (i) (A) no fiduciary, advisory or agency relationship between any of Holdings and its Subsidiaries and any Agent or any Arranger is intended to be or has been created in respect of any of the transactions contemplated hereby and by the other Loan Documents, irrespective of whether any Agent or any Arranger has advised or is advising Holdings and its Subsidiaries on other matters, (B) the arranging and other services regarding this Agreement provided by the Agents and the Arrangers are arm’s-length commercial transactions between Holdings and its Subsidiaries, on the one hand, and the Agents and the Arrangers, on the other hand, (C) the Borrower and Holdings have consulted their own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (D) the Borrower and Holdings are capable of evaluating, and understand and accept, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each Agent and Arranger is and has been acting solely as a principal and, except as may otherwise be expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for Holdings or the Borrower or any of their respective Affiliates, or any other Person and (B) neither any Agent nor any Arranger has any obligation to Holdings or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Agents and the Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of Holdings, the Borrower and their respective Affiliates, and neither any Agent nor any Arranger has any obligation to disclose any of such interests and transactions to Holdings, the Borrower or their respective Affiliates. To the fullest extent permitted by law, each of the Borrower and Holdings hereby waives and releases any claims that it may have against the Agents, the Arrangers, and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Section 10.20 Affiliate Activities. Each of the Borrower and Holdings acknowledges that each Agent and each Arranger (and their respective Affiliates) is a full service securities firm engaged, either directly or through affiliates, in various activities, including securities trading, investment banking and financial advisory, investment management, principal investment, hedging, financing and brokerage activities and financial planning and benefits counseling for both companies and individuals. In the ordinary course of these activities, any of them may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and/or financial instruments (including bank loans) for their own account and for the accounts of customers and may at any time hold long and short positions in such securities and/or instruments. Such investment and other activities may involve securities and instruments of Holdings and its Affiliates, as well as of other entities and persons and their Affiliates which may (i) be involved in transactions arising from or relating to the engagement contemplated hereby and by the other Loan Documents, (ii) be customers or competitors of Holdings and its Affiliates or (iii) have other relationships with Holdings and its Affiliates. In addition, it may provide investment banking, underwriting and financial advisory services to such other entities and persons. It may also co-invest with, make direct investments in, and invest or co-invest client monies in or with funds or other investment vehicles managed by other parties, and such funds or other investment vehicles may trade or make investments in securities of Holdings and its Affiliates or such other entities. The transactions contemplated hereby and by the other Loan Documents may have a direct or indirect impact on the investments, securities or instruments referred to in this clause.

222 Section 10.21 Electronic Execution; Electronic Records; Counterparts. This Agreement, any Loan Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties and each of the Administrative Agent and each Lender Recipient Party agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lender Recipient Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, neither the Administrative Agent, any L/C Issuer nor the Swingline Lender is under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent, any L/C Issuer and/or the Swingline Lender has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lender Recipient Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Lender Recipient Party without further verification and (b) upon the request of the Administrative Agent or any Lender Recipient Party, any Electronic Signature shall be promptly followed by such manually executed counterpart. Neither the Administrative Agent, any L/C Issuer nor the Swingline Lender shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s, L/C Issuers’ or Swingline Lender’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Administrative Agent, L/C Issuers and Swingline Lender shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any Communication (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution or signed using an Electronic Signature) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). Each of the Loan Parties and each Lender Recipient Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document based solely on the lack of paper original copies of this Agreement, such other Loan Document, and (ii) waives any claim against the Administrative Agent, each Lender Recipient Party for any liabilities arising solely from the Administrative Agent’s and/or any Lender Recipient Party’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

223 Section 10.22 USA PATRIOT Act. Each Lender that is subject to the PATRIOT Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Loan Parties that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001, as amended from time to time)) (the “PATRIOT Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the PATRIOT Act. Each Loan Party shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that is required in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and the Beneficial Ownership Regulation. Section 10.23 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Solely to the extent any Lender or L/C Issuer that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or L/C Issuer that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or L/C Issuer that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write- Down and Conversion Powers of the applicable Resolution Authority. Section 10.24 Acknowledgement Regarding Any Supported QFCs. (a) To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (b) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”)

224 becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. [REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

[Signature Page to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written. VERTEX AEROSPACE SERVICES CORP., as Borrower By: /s/ Jeremy Nance Name: Jeremy Nance Title: President, Secretary & General Counsel VERTEX AEROSPACE INTERMEDIATE LLC, as Holdings By: /s/ Jeremy Nance Name: Jeremy Nance Title: President, Secretary & General Counsel

[Signature Page to Credit Agreement] BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Linda Lov Name: Linda Lov Title: Vice President

[Signature Page to Credit Agreement] BANK OF AMERICA, N.A., as a Lender, the Swingline Lender and an L/C Issuer By: /s/ Larry Van Sant Name: Larry Van Sant Title: Senior Vice President

[Signature Page to Credit Agreement] CITIBANK, N.A., as a Lender By: /s/ Brad Peters Name: Brad Peters Title: Director

[Signature Page to Credit Agreement] CITIZENS BANK, N.A., as a Lender By: /s/ Darran Wee Name: Darran Wee Title: Senior Vice President

[Signature Page to Credit Agreement] ROYAL BANK OF CANADA, as a Lender and an L/C Issuer By: /s/ Sean Hakimi Name: Sean Hakimi Title: Authorized Signatory

[Signature Page to Credit Agreement] REGIONS BANK, as a Lender By: /s/ Mike Roane Name: Mike Roane Title: Director

[Signature Page to Credit Agreement] TRUIST BANK, as a Lender By: /s/ Anika Kirs Name: Anika Kirs Title: Director

[Signature Page to Credit Agreement] U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Roger Yee Name: Roger Yee Title: Senior Vice President

[Signature Page to Credit Agreement] WELLS FARGO BANK, N.A., as a Lender By: /s/ Greg Strauss Name: Greg Strauss Title: Managing Director

[Signature Page to Credit Agreement] MUFG BANK, LTD., as a Lender By: /s/ Richard Ferrara Name: Richard Ferrara Title: Vice President

[Signature Page to Credit Agreement] GOLDMAN SACHS BANK USA, as a Lender By: /s/ Jonathan Dworkin Name: Jonathan Dworkin Title: Authorized Signatory

[Signature Page to Credit Agreement] TD BANK, N.A., as a Lender By: /s/ Megan O’Neill Name: Megan O’Neill Title: Vice President

[Signature Page to Credit Agreement] STIFEL BANK & TRUST, as a Lender By: /s/ Steven E. Miller Name: Steven E. Miller Title: Vice President